UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2021

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap
Growth Opportunities
Small Cap Growth
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities
U.S. Equity ESG

Goldman Sachs Fundamental Equity Growth Funds

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	GROWTH OPPORTUNITIES

∎	SMALL CAP GROWTH

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

∎	U.S. EQUITY ESG

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied strongly during the 12 months ended August 31, 2021 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 31.17%. The Russell 3000® Index generated a return of 33.04%.

U.S. equities moved lower as the Reporting Period began in September 2020, with the S&P 500 Index declining for the first time in five months. Shares of large-cap technology companies, which had been key drivers of the market’s powerful rally from its March 2020 lows, fell sharply in early September amid concerns about stretched valuations, among other factors. There were also worries about Congress failing to break an impasse on a fifth fiscal aid package, and it appeared there might well be strong division in advance of the then-upcoming U.S. Presidential elections. Still, corporate earnings were better than consensus expected.

In the fourth quarter of 2020, U.S. equities rebounded for the third consecutive quarter, extending a broad-based recovery from steep first quarter 2020 declines. Stocks rallied on the prospect of an end to the global COVID-19 pandemic and its weighty economic impact with the distribution of approved COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory for U.S. President in November proved positive for equity markets during the quarter. After a historically sharp but short recession in the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved as temporary job losses were regained, and U.S. manufacturing activity recovered. Still, reminders of a COVID-19 ceiling for industries hit hardest by the pandemic restrictions persisted.

Rising bond yields and a value-led U.S. equity market dominated the first quarter of 2021. The key driver of this performance was the Democrat victory for Senators in Georgia in January, which, in turn, paved the way for additional massive U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited the financials sector and value-oriented stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of a fiscal stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product growth for 2021. Some investors worried that the size of the fiscal stimulus could provoke an uptick in inflation. However, despite upgrading its economic growth forecasts and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) stated it did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

The U.S. equity market continued to perform well in the second quarter of 2021 overall. Discussions centered on the Fed liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profit backdrop and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. However, the peak inflation theme gained traction as the quarter progressed even as economists suggested the transitory period may be longer than initially expected. Corporate earnings season brought another round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressures offset by above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

U.S. equities continued to move higher in July and August 2021. Bullish narrative surrounding central bank liquidity tailwinds, excess savings from fiscal stimulus, economic reopening momentum, COVID-19 vaccine efficacy, upside corporate earnings surprises, elevated operating leverage, corporate buyback boom and retail impulse prevailed. Discussions centered around the reflation trade and the spread of the Delta variant of COVID-19. Focus remained on the possibility the Fed may not be as willing to let the economy run as “hot” as initially envisioned under its policy framework and on the Fed tapering its asset purchases, though payroll growth remained a key input in the tapering discussion. The U.S. Senate passed a $1 trillion bipartisan infrastructure bill in August, though the path to additional fiscal stimulus remained complicated. By the end of August, the second calendar quarter corporate earnings season had largely closed out with a year-over-year earnings per share growth rate topping 90%.

For the Reporting Period overall, all 11 sectors of the S&P 500 Index posted double-digit absolute gains, led by financials, energy and communication services. On a relative basis, the weakest performing sectors in the S&P 500 Index were consumer staples, consumer discretionary and utilities.

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MARKET REVIEW

Within the U.S. equity market, all capitalization segments generated robust double-digit absolute returns, with small-cap stocks, as measured by the Russell 2000® Index, leading the way, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, in a reversal from the prior 12-month period ended August 31, 2020, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum during the Reporting Period, though both style segments posted healthy double-digit absolute gains across the U.S. equity market. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we remained optimistic about the pace and scope of the U.S. economic recovery, believing it was on an improving, though perhaps no longer accelerating, path alongside the rollout of the COVID-19 vaccines and continued expansionary monetary and fiscal policy. Against this significantly improved economic backdrop, in our view, we expected the U.S. equity market rally to continue but with broader sector participation and potential choppiness in the near term given ongoing uncertainty in the market. Additionally, we were closely monitoring persistent supply chain disruptions, rising interest rates and pockets of inflation as potential sources of volatility. As always, we believe it is crucial to stay true to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation and differentiated business models aligned to secular advantages. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Growth Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund invests in both value and growth companies. The Fund’s fundamental equity investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 32.38%, 31.41%, 32.86%, 32.21%, 32.71%, 32.92%, 32.09% and 32.90%, respectively. These returns compare to the 32.25% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Several share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole had a rather neutral effect on relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were communication services, health care and financials, wherein stock selection in each proved effective. The sectors that detracted most from the Fund’s relative performance during the Reporting Period were real estate, energy and utilities, wherein stock selection in each dampened results. Having an underweight to the strongly-performing energy sector also dampened the Fund’s relative performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in biotechnology company Immunomedics, direct banking and payment services provider Discover Financial Services and digital payments and credit card firm American Express.

The share price of Immunomedics nearly doubled during the Reporting Period when it was announced Gilead Sciences would acquire the company for more than $20 billion, which was a significant premium to the company’s market value. We viewed the acquisition as a validation of our investment thesis that the company’s prospects were underappreciated by the market. After the announcement and subsequent stock rally, we sold the Fund’s position in the stock.

Discover Financial Services’ strong performance during the Reporting Period was driven by largely positive earnings reports. Increased consumer spending progressed toward normal activity levels as well. At the end of the Reporting Period, we maintained conviction in Discover Financial Services should broader economic activity resume and pay-down rates normalize as we anticipate, but we opted to sell the position following the company’s strong performance and reallocate the proceeds elsewhere.

Shares of American Express appreciated in January 2021 on a positive fourth quarter 2020 earnings release, wherein earnings that beat consensus expectations were aided by a reserve release of $674 million in the quarter. There was previously a divergence in travel & expense versus non-travel & expense spending, though toward the end of the Reporting Period, American Express stated it was expecting

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PORTFOLIO RESULTS

travel & expense spending to return to 80% of 2019 levels by the fourth quarter of 2021. At the end of the Reporting Period, we expected American Express’ stock to further appreciate, should travel & expense spending continue to increase as we anticipate given the expansion of COVID-19 vaccine adoption and the broader resumption of travel supported by the macroeconomic outlook.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Fidelity National Information Services, McCormick & Company and Bank of America.

Fidelity National Information Services is a technology provider for banks and capital markets businesses. Its share price fell in October 2020 along with the release of its third calendar quarter earnings results. However, most of the losses were recovered in the following days as the market digested the report. Its stock price also came under pressure with news of a failed merger between the company and Global Payments in late 2020. Later, turbulence was seen in July and August 2021 when its stock price declined following a smaller than consensus expected earnings per share raise and lower implied margins as reported in its second quarter 2021 earnings release. At the end of the Reporting Period, we believed Fidelity National Information Services was well positioned to take advantage of accelerating payments innovation globally along with financial institutions continuing to outsource for technology infrastructure.

Spices and seasonings manufacturer McCormick & Company was adversely affected by supply chain constraints at the end of 2020. More specifically, poor results were driven by the company suspending the shipment of a lot of items to focus on key holiday items, putting some customers on allocation. While McCormick & Company lagged peers in the consumer staples sector and food industry during the Reporting Period, we believed at the end of the Reporting Period it was better positioned to perform well going forward, benefiting both from its November 2020 Cholula Hot Sauce acquisition and increases in home cooking given ongoing COVID-19 pandemic trends.

Bank of America was a new position for the Fund during the Reporting Period. While the stock of financial institution Bank of America had very few negative developments during the Reporting Period, the Fund’s previously underweight position in its stock detracted from relative returns. We increased the Fund’s position in Bank of America during the Reporting Period on our view that Bank of America is appealing from a rate sensitivity and capital return standpoint and is also generally well positioned with a strong deposit base over the long term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Bank of America, mentioned earlier, we initiated a Fund position in Align Technology. The company manufactures orthodontics and aesthetic dentistry products. Digital dentistry may be likely to gain a larger share of the dental market post-COVID-19 pandemic, in our view. We believe Align Technology is well positioned to benefit from this potential trend given it is the only company with scale and a full range of products to address virtually all types of dental issues.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in retail giant Walmart during the Reporting Period. After initiating a Fund position in fellow retail leader Target during the Reporting Period, we decided to eliminate the Fund’s position in its competitor, Walmart. We were fully aware of Walmart’s strong performance during the Reporting Period but believed Target had more promising potential upside long term.

We sold the Fund’s position in software and technology services firm Accenture. We no longer expected our investment thesis to come to realization in the near term, ultimately motivating us to allocate the sale proceeds to what we considered to be more attractive investment opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that

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PORTFOLIO RESULTS

we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocations to communication services and health care increased, and its allocation to financials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund was overweight relative to the Russell Index in materials, was underweight relative to the Russell Index in financials and was rather neutrally weighted to the remaining nine sectors in the Russell Index.

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FUND BASICS

Capital Growth Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.3%	Software
Apple, Inc.	5.1	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	3.8	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	2.3	Interactive Media & Services
Facebook, Inc., Class A	2.2	Interactive Media & Services
Alphabet, Inc., Class C	2.0	Interactive Media & Services
PayPal Holdings, Inc.	1.4	IT Services
Eli Lilly & Co.	1.4	Pharmaceuticals
Bank of America Corp.	1.3	Banks
Procter & Gamble Co. (The)	1.2	Household Products

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	32.38%	20.00%	16.73%	—
Including sales charges	25.09%	18.64%	16.07%	—

Class C
Excluding contingent deferred sales charges	31.41%	19.13%	15.87%	—
Including contingent deferred sales charges	30.35%	19.13%	15.87%	—

Institutional	32.86%	20.46%	17.18%	—

Service	32.21%	19.86%	16.60%	—

Investor	32.71%	20.30%	17.02%	—

Class R6 (Commenced July 31, 2015)	32.92%	20.48%	N/A	16.28%

Class R	32.09%	19.71%	16.44%	—

Class P (Commenced April 17, 2018)	32.90%	N/A	N/A	19.38%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds 30-40 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 28.17%, 27.24%, 28.56%, 28.50%, 28.59%, 27.84% and 28.60%, respectively. These returns compare to the 28.53% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Several share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective sector allocation overall. Stock selection as a whole detracted, albeit modestly, from relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were industrials, consumer discretionary and information technology, wherein effective stock selection in each helped. Having underweighted allocations to industrials and consumer discretionary, each of which underperformed the Russell Index during the Reporting Period, also added value. On the other hand, challenging stock selection in health care, consumer staples and real estate detracted most from the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Alphabet, NXP Semiconductors and NVIDIA.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

NXP Semiconductors engages in the manufacture and provision of semiconductor solutions for automotive, industrial, Internet of Things, mobile and communication infrastructures. Its shares were supported during the Reporting Period by strong quarterly results, which illustrated cyclical improvement in its automotive business, continued competitive positioning and strong operating leverage even with the ongoing semiconductor shortage. We believed NXP Semiconductors’ illustration of demand and improvement on gross margins positioned the company well for continued strong performance, but we opted to sell the position, taking profits, and reallocate the proceeds elsewhere.

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PORTFOLIO RESULTS

NVIDIA engages in the design and manufacturing of computer graphics, processors, chipsets and related multimedia software. Its stock rallied through the end of 2020, as NVIDIA largely exceeded the market’s expectations during the announcement of its third and fourth quarter 2020 earnings. Following its announcement of its first quarter 2021 earnings, its stock saw a substantial downturn due to concerns of margin expansion and data center revenue growth. The stock quickly rebounded through the rest of the Reporting Period, as the company proved it could beat market estimates and out-innovate competitors. At the end of the Reporting Period, we believed NVIDIA was well positioned to continue to benefit from the strong secular growth themes of migration to the cloud and online entertainment along with strong performance versus its competitors.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were Facebook, Fidelity National Information Services and Sarepta Therapeutics.

Facebook engages in social media products that connect people though a variety of applications and hardware devices. Its stock detracted as the Fund held a slightly underweight position in the strongly performing company. Facebook consistently beat consensus earnings expectations, underpinned by advertisement revenue growth above market expectations. Facebook user growth decelerated causing modest concerns that were somewhat offset with engagement increases. At the end of the Reporting Period, we were positive on Facebook’s improving operating margins along with ongoing high barriers to entry, level of growth and margin compression. However, we thought additional headwinds may arise with the level of daily active users missing market expectations and with an increase in probing by regulatory officials affecting merger and acquisition activity and indeed possibly leading to future divestitures. Given our view that the remaining months of 2021 may be a difficult operating environment for Facebook, as we expect engagement on Facebook’s apps to potentially decline, we exited the Fund’s position in its stock.

Fidelity National Information Services is a technology provider for banks and capital markets businesses. Its share price fell in October 2020 along with the release of its third calendar quarter earnings results. However, most of the losses were recovered in the following days as the market digested the report. Its stock price also came under pressure with news of a failed merger between the company and Global Payments in late 2020. Later, turbulence was seen in July and August 2021 when its stock price declined following a smaller than consensus expected earnings per share raise and lower implied margins as reported in its second quarter 2021 earnings release. At the end of the Reporting Period, we believed Fidelity National Information Services was well positioned to take advantage of accelerating payments innovation globally along with financial institutions continuing to outsource for technology infrastructure.

In early January 2021, biopharmaceutical company Sarepta Therapeutics announced that the Phase Two study of one of its gene therapy drugs did not hit statistical significance, which caused its share price as well as investor optimism to decline. The company then reported in March 2021 an uneventful fourth quarter of 2020, with most of the questions surrounding the latest status on the gene therapy drug unanswered.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in consumer finance company Mastercard and eliminated the Fund’s position in Visa during the Reporting Period. We preferred Mastercard relative to Visa following what we saw as an outperformance of Visa’s fundamentals, as our view of credit improved relative to debit and as we became more optimistic in emerging market transactions, both factors potentially benefiting Mastercard relative to Visa, in our opinion.

We established a Fund position in Marvell Technology Group, a designer, developer and seller of integrated circuits. We believe the demand for data infrastructure should remain strong, and some design win announcements may indicate continued forward momentum in the upcoming year for the company.

As mentioned earlier, we sold the Fund’s position in Facebook during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

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PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased and its allocations to communication services, financials, industrials, information technology and real estate decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted positions relative to the Russell Index in the health care and communication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, industrials and information technology. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples, materials and real estate and had no positions at all in the utilities, energy and financials sectors at the end of the Reporting Period.

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FUND BASICS

Concentrated Growth Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	8.8%	Software
Apple, Inc.	7.7	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	7.5	Interactive Media & Services
NVIDIA Corp.	4.9	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	4.5	Internet & Direct Marketing Retail
Mastercard, Inc., Class A	4.2	IT Services
PayPal Holdings, Inc.	3.2	IT Services
Adobe, Inc.	3.0	Software
Workday, Inc., Class A	3.0	Software
Netflix, Inc.	3.0	Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	28.17%	22.31%	17.24%	—
Including sales charges	21.14%	20.93%	16.58%	—

Class C
Excluding contingent deferred sales charges	27.24%	21.40%	16.37%	—
Including contingent deferred sales charges	26.15%	21.40%	16.37%	—

Institutional	28.56%	22.75%	17.68%	—

Investor	28.50%	22.63%	17.54%	—

Class R6 (Commenced July 31, 2015)	28.59%	22.75%	N/A	18.09%

Class R	27.84%	22.00%	16.95%	—

Class P (Commenced April 17, 2018)	28.60%	N/A	N/A	24.78%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 30.12%, 29.19%, 30.62%, 30.39%, 30.64%, 29.78% and 30.55%, respectively. These returns compare to the 31.17% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit share price gains but underperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole had a rather neutral effect on relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer staples, energy and materials, wherein stock selection proved challenging. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were financials, communication services and real estate. Effective stock selection drove results in each of these sectors.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in Sarepta Therapeutics, Bank of America and Facebook.

In early January 2021, biopharmaceutical company Sarepta Therapeutics announced that the Phase Two study of one of its gene therapy drugs did not hit statistical significance, which caused its share price as well as investor optimism to decline. The company then reported in March 2021 an uneventful fourth quarter of 2020, with most of the questions surrounding the latest status on the gene therapy drug unanswered. Ultimately, we decided to exit the Fund’s position in Sarepta Therapeutics given the lack of catalysts in the near term along with a questionable timeline for its gene therapy treatment.

While the stock of financial institution Bank of America had very few negative developments during the Reporting Period, the Fund’s previously underweight position in its stock detracted from relative returns. We increased the Fund’s position in Bank of America during the Reporting Period on our view that Bank of America is appealing from a rate sensitivity and capital return standpoint and is also generally well positioned with a strong deposit base over the long term.

Facebook engages in social media products that connect people though a variety of applications and hardware devices. Its stock detracted as the Fund held a slightly underweight position in the company. Facebook consistently beat consensus earnings expectations, underpinned by advertisement revenue growth above market expectations. Facebook user growth decelerated causing modest concerns that were somewhat offset with engagement increases. At the end of the Reporting Period, we were positive on Facebook’s improving operating margins along with ongoing high barriers to entry, level of growth and margin compression. However, we thought additional headwinds may arise with the level of daily active users missing market expectations and with an increase in probing by regulatory officials

13

PORTFOLIO RESULTS

affecting merger and acquisition activity and indeed possibly leading to future divestitures. Given our view that the remaining months of 2021 may be a difficult operating environment for Facebook, as we expect engagement on Facebook’s apps to potentially decline, we continued to hold the Fund’s position in its stock but maintained an underweight position relative to the S&P 500 Index.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the S&P 500 Index were positions in Discover Financial Services, SVB Financial Group and East West Bancorp — each a constituent of the financials sector of the S&P 500 Index.

Discover Financial Services’ strong performance during the Reporting Period was driven by largely positive earnings reports. Increased consumer spending progressed toward normal activity levels as well. At the end of the Reporting Period, we maintained conviction in Discover Financial Services, as broader economic activity resumes and pay-down rates normalize.

SVB Financial Group is a west coast bank focused primarily on lending to technology-based companies. In addition to broad strength within banks during the Reporting Period, SVB Financial Group performed well as a result of its higher growth profile relative to its peers and solid warrant and investment gains, better than consensus expected investment banking results and improved provisions for losses. At the end of the Reporting Period, we continued to believe SVB Financial Group was a niche investment opportunity given its long-standing relationships in the technology, health sciences, private equity and venture capital industries. We viewed these relationships as beneficial to driving outsized loan and deposit growth relative to peers. Additionally, we were optimistic that SVB Financial Group had altered its risk profile to be less exposed to early-stage companies.

East West Bank Bancorp, a bank holding company offering financial services, saw its share price appreciate in late January 2021 on its fourth quarter 2020 earnings release, which featured revenue, net interest income and earnings per share surpassing consensus expectations. Improved market conditions and a better rate environment buoyed the broader financials sector as well. At the end of the Reporting Period, we believed the political backdrop may impact the company’s business. However, its Chief Executive Officer is expecting more stability in Chinese/American relations under the current U.S. Administration. Although the backdrop remained uncertain, we remained confident in East West Bancorp given what we viewed as relatively positive developments from a credit, growth and margin standpoint.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in electric car maker Tesla during the Reporting Period, as we are optimistic on its improved profitability potential and the long-term outlook for electric vehicles.

We established a Fund position in S&P Global, an independent ratings and capital markets services provider. The company had benefited from an outsized issuance environment in 2020, and we believe the company has a good runway for growth remaining.

Conversely, in addition to the sale of Sarepta Therapeutics mentioned earlier, we sold the Fund’s position in software and technology services firm Accenture. We no longer expected our investment thesis to come to realization in the near term, ultimately motivating us to allocate the sale proceeds to what we considered to be more attractive investment opportunities elsewhere.

Following strong performance during the Reporting Period, we exited the Fund’s position in integrated energy company Chevron in favor of what we felt were more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2020, Silverio Foresi no longer served as a portfolio manager for the Fund. There were no other changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights

14

PORTFOLIO RESULTS

are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector weightings.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund was rather neutrally weighted to all 11 sectors in the S&P 500 Index.

15

FUND BASICS

Flexible Cap Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	6.4%	Software
Apple, Inc.	5.6	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	4.3	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	2.8	Interactive Media & Services
Alphabet, Inc., Class C	2.3	Interactive Media & Services
JPMorgan Chase & Co.	1.8	Banks
Facebook, Inc., Class A	1.7	Interactive Media & Services
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
Adobe, Inc.	1.4	Software
Berkshire Hathaway, Inc., Class B	1.4	Diversified Financial Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Flexible Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	30.12%	18.53%	16.09%	—
Including sales charges	22.98%	17.20%	15.44%	—

Class C
Excluding contingent deferred sales charges	29.19%	17.63%	15.22%	—
Including contingent deferred sales charges	28.12%	17.63%	15.22%	—

Institutional	30.62%	18.97%	16.54%	—

Investor	30.39%	18.81%	16.38%	—

Class R6 (Commenced July 31, 2015)	30.64%	18.98%	N/A	14.93%

Class R	29.78%	18.22%	15.81%	—

Class P (Commenced April 17, 2018)	30.55%	N/A	N/A	18.42%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 33.85%, 32.89%, 34.27%, 33.59%, 34.19%, 34.27%, 33.44% and 34.26%, respectively. These returns compare to the 35.17% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund delivered robust double-digit absolute gains but underperformed the Russell Index on a relative basis during the Reporting Period due primarily to sector allocation as a whole. Stock selection overall contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative performance during the Reporting Period were information technology, industrials and health care, wherein stock selection proved challenging. Having an underweight to information technology, which outperformed the Russell Index during the Reporting Period, also hurt. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were financials, communication services and consumer discretionary, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in transformative medicines company Moderna, spices and seasonings manufacturer McCormick & Company and software solutions developer Splunk.

Moderna was a strong performer during the Reporting Period on the back of its success with a COVID-19 vaccine. However, it was a top detractor from the Fund’s results because we decided to exit the position in November 2020 on our belief that the company’s valuation had grown too quickly on its vaccine effectiveness. In our view, there were still many unknowns in this business, such as duration of COVID-19 protection, competition and pricing. However, the stock’s momentum continued after we sold the position given the actual COVID-19 vaccine rollout, discussion of booster shots and what is widely anticipated to be positive upcoming mRNA flu vaccine data.

McCormick & Company was adversely affected by supply chain constraints at the end of 2020. More specifically, poor results were driven by the company suspending the shipment of a lot of items to focus on key holiday items, putting some customers on allocation. While McCormick & Company lagged peers in the consumer staples sector and food industry during the Reporting Period, we believed at the end of the Reporting Period it was better positioned to perform well, benefiting both from its November 2020 Cholula Hot Sauce acquisition and increases in home cooking given ongoing COVID-19 pandemic trends.

18

PORTFOLIO RESULTS

Shares of Splunk first came under pressure during the Reporting Period in December 2020 after an earnings report was negatively impacted by three large customer deals that the company was unable to close, ultimately losing the business. Its share price also fell in line with the broader information technology sector in the first quarter of 2021 and as a result of departures of senior leaders. At the end of the Reporting Period, we remained confident in Splunk’s prospects given its transition to a subscription-based pricing model and what we saw as its near-term upsell opportunity with its existing renewal base and its relatively inexpensive valuation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in direct banking and payment services provider Discover Financial Services, cloud-based marketing and sales software provider HubSpot and social media company Snap.

Discover Financial Services’ strong performance during the Reporting Period was driven by largely positive earnings reports. Increased consumer spending progressed toward normal activity levels as well. At the end of the Reporting Period, conviction in Discover Financial Services should broader economic activity resume and pay-down rates normalize as we anticipate.

The share price of HubSpot appreciated following the company’s announcement of the launch of Operations Hub. Operations Hub aims to make the sales process more efficient, coordinated, automated and based on a synced set of customer data. In early May 2021, HubSpot reported first quarter 2021 results that beat consensus expectations, highlighted by significant billings growth and an acceleration in net customer additions. At the end of the Reporting Period, we remained optimistic that HubSpot may benefit from a shift in demand for front office software as business activities become more dominantly online. We also remained confident in HubSpot’s ongoing ability to grow revenues through year end 2021 while continuing to make progress toward its long-term financial targets.

Shares of Snap benefited during the Reporting Period from improved monetization prospects and solid growth in revenues and daily active users. While we continued to think advertisement spending and monetization for the company would improve, we decided to exit the Fund’s position in Snap in October 2020 after the sharp increase in its stock price.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in online travel services company Expedia during the Reporting Period. We believe Expedia will likely benefit from pent-up demand for travel following the rollout of COVID-19 vaccines. We are also encouraged by the company’s progress on cost-cutting metrics, strength in its Vrbo business and what we see as its solid balance sheet.

We established a Fund position in biotechnology company Agilent Technologies. Agilent Technologies’ management has been highlighting the upside potential to its business segments’ cyclical tailwinds. We believe in the company’s positive incremental upside potential and are optimistic about its end-market strength.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in household product manufacturer Church & Dwight. While we remain optimistic about consumer spending and the company management’s ability to achieve its 2021 guidance, we ultimately decided to sell the position in favor of what we believed to be better risk/reward prospects elsewhere.

We eliminated the Fund’s position in cloud services company Akamai Technologies. In February 2021, it became apparent to us that the upside potential of our investment thesis for the company was unlikely to play out for the next year or so. This led us to exit the position and reallocate the capital to what we saw as more attractive investment opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights

19

PORTFOLIO RESULTS

are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, consumer staples, health care and materials increased and its allocations to consumer discretionary, energy and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted positions relative to the Russell Index in the health care, industrials, materials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, information technology, financials and real estate. The Fund was rather neutrally weighted to the Index in communication services and energy and had no position at all in utilities at the end of the Reporting Period.

20

FUND BASICS

Growth Opportunities Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

DocuSign, Inc.	2.6%	Software
Cadence Design Systems, Inc.	2.5	Software
Veeva Systems, Inc., Class A	2.4	Health Care Technology
West Pharmaceutical Services, Inc.	2.3	Health Care Equipment & Supplies
Palo Alto Networks, Inc.	2.3	Software
Lululemon Athletica, Inc.	2.3	Textiles, Apparel & Luxury Goods
Etsy, Inc.	2.2	Internet & Direct Marketing Retail
CoStar Group, Inc.	2.0	Professional Services
Verisk Analytics, Inc.	2.0	Professional Services
HubSpot, Inc.	2.0	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	33.85%	20.32%	16.22%	—
Including sales charges	26.47%	18.97%	15.56%	—

Class C
Excluding contingent deferred sales charges	32.89%	19.43%	15.36%	—
Including contingent deferred sales charges	31.56%	19.43%	15.36%	—

Institutional	34.27%	20.73%	16.65%	—

Service	33.59%	20.13%	16.06%	—

Investor	34.19%	20.63%	16.51%	—

Class R6 (Commenced July 31, 2015)	34.27%	20.74%	N/A	16.22%

Class R	33.44%	20.02%	15.93%	—

Class P (Commenced April 17, 2018)	34.26%	N/A	N/A	22.54%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers. Small-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index at the time of investment. As of September 30, 2020, the capitalization range of the companies in the Russell 2000® Growth Index was between $29 million and $11.3 billion. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 41.87%, 40.86%, 42.36%, 42.21%, 42.44%, 41.51% and 42.38%, respectively. These returns compare to the 35.61% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due to both effective stock selection and sector allocation overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the health care, information technology and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an underweight to health care, which underperformed the Russell Index during the Reporting Period, and overweights to the information technology and consumer discretionary sectors, each of which outperformed the Russell Index during the Reporting Period, also contributed positively. Challenging stock selection in the industrials, communication services and financials sectors detracted most from the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in Pacific Biosciences of California, Beam Therapeutics and Shockwave Medical—each a constituent of the health care sector of the Russell Index.

Genetic analysis company Pacific Biosciences of California (“PACB”) was the top positive contributor to the Fund’s relative results during the Reporting Period. Its stock benefited during the third quarter of 2020 from a strong second quarter 2020 earnings report that demonstrated better than consensus expected earnings. The market also viewed the company’s clinical research collaboration with Asuragen favorably, driving its stock higher. PACB’s stock then got a boost during the fourth quarter of 2020 when the company announced a collaboration with Children’s Mercy Kansas City to sequence a statistically significant cohort of rare disease cases for which previous whole-genome and whole-exome sequencing studies yielded no answers. An $85 million secondary share offering in November 2020 extended the stock’s upward movement. In December 2020, PACB’s stock moved even higher following the

23

PORTFOLIO RESULTS

announcement of initial findings from the company’s research collaboration with Labcorp focused on SARS-CoV-2 and the related immune response to COVID-19. PACB’s stock continued to appreciate during the Reporting Period following strong earnings reports and positive forward guidance. At the end of the Reporting Period, we continued to like PACB’s management team and what we saw as its solid product cycle and innovative capabilities.

Beam Therapeutics is a biotechnology company that develops DNA-based editing technologies for the treatment of disease. Its stock appreciated following a secondary offering of 4.5 million shares at the end of September 2020. Its performance was further strengthened when Beam Therapeutics presented efficacy data for its cytosine base editor, BEAM-201, at the Society for Immunotherapy of Cancer Annual Meeting in November 2020. A $75 million deal with Apellis Pharmaceuticals to create new gene editing treatments for complement-driven diseases further contributed to positive stock performance for the company. At the end of the Reporting Period, we remained positive on the company’s ability to perform well in the gene editing space, which we believed was poised to grow over the long term.

Shockwave Medical manufactures medical devices. Its shares rose in February 2021 when the company announced the coronary Investigational Device Exemption study, Disrupt CAD III, met the primary safety and effectiveness endpoints. In March 2021, the market reacted positively to the announcement. At the end of the Reporting Period, we remained optimistic about Shockwave Medical, as its procedures and innovative technology may continue to become adopted and more cost effective.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in alternative energy technology provider Plug Power, intelligent identity solutions company Ping Identity Holding and rare disease biopharmaceutical company Inozyme Pharma.

While Plug Power’s fourth quarter 2020 earnings beat consensus expectations, the company’s announcement regarding accounting errors in previously issued financial statements drove its stock lower. We had initiated the Fund position in Plug Power in January 2021, but we sold the position in March 2021 as we viewed the company’s accounting issues as asymmetrically risky.

Ping Identity Holding saw its shares decline during the Reporting Period, as the market did not react positively to its acquisition of dynamic authorization company Symphonic Software in November 2020. Its share price continued to fall when the company announced underwhelming revenue and cash flow guidance for the fourth quarter of 2020. We exited the Fund’s position in Ping Identity Holding during the first quarter of 2021 and reallocated the proceeds to what we believed were better risk/reward opportunities elsewhere in the portfolio.

Second and third quarter 2020 earnings announcements kicked of Inozyme Pharma’s stock’s downward move during the Reporting Period, with its earnings misses driven by higher than expected research and development expenses. The market also reacted negatively to company management turnover, including the retirement and replacement of its chief scientific officer, the appointment of a new chief medical officer, the resignation of the senior vice president of finance and the appointment of an interim chief financial officer. We added to the Fund’s position in Inozyme Pharma on weakness.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in engineered equipment manufacturer Chart Industries during the Reporting Period. We like the company for its exposure to hydrogen and clean energy end markets. We also believe the company’s management team is deploying capital smartly through acquisition activity, solidifying the company’s leadership position in the hydrogen space. Further, its total addressable market appears to us to be growing across its business segments.

We established a Fund position in consumer retail company Crocs. With what we view as stability in its operating expenses and pricing, we believe Crocs can withstand any shorter-term issues we see. Leveraging that with an increasing direct to consumer approach, we think Crocs is having a more pronounced impact on its own sales funnel and customer loyalty. (A sales funnel represents the ideal path companies hope buyers take to become customers.) We have also been consistently impressed with the company management’s ability to execute on its strategic plan, and we

24

PORTFOLIO RESULTS

believe creative and thoughtful marketing and merchandizing may result in continued success for the brand.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Kinsale Capital Group, a specialty insurance company, in the first quarter of 2021, as we sought to move capital outside of the higher risk property & casualty insurance segment and reallocate to what we considered to be better risk/reward investment opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased and its allocations to communication services, consumer staples, financials and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted positions relative to the Russell Index in the information technology, industrials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, communication services, consumer staples and financials. The Fund was rather neutrally weighted to the Russell Index in materials and had no positions at all in utilities, energy and real estate at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31 /21[1]

Holding	% of Net Assets	Line of Business

Chart Industries, Inc.	1.9%	Machinery
Crocs, Inc.	1.8	Textiles, Apparel & Luxury Goods
Axonics, Inc.	1.7	Health Care Equipment & Supplies
Shockwave Medical, Inc.	1.6	Health Care Equipment & Supplies
Rapid7, Inc.	1.6	Software
Halozyme Therapeutics, Inc.	1.6	Biotechnology
Watts Water Technologies, Inc., Class A	1.6	Machinery
Power Integrations, Inc.	1.5	Semiconductors & Semiconductor Equipment
Domo, Inc., Class B	1.5	Software
Novanta, Inc.	1.4	Electronic Equipment, Instruments & Components

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SMALL CAP GROWTH FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on October 31, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from October 31, 2019 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Class A (Commenced October 31, 2019)
Excluding sales charges	41.87%	38.58%
Including sales charges	34.03%	34.33%

Class C (Commenced October 31, 2019)
Excluding contingent deferred sales charges	40.86%	37.54%
Including contingent deferred sales charges	39.78%	37.47%

Institutional (Commenced October 31, 2019)	42.36%	39.07%

Investor (Commenced October 31, 2019)	42.21%	38.91%

Class R6 (Commenced October 31, 2019)	42.44%	39.11%

Class R (Commenced October 31, 2019)	41.51%	38.24%

Class P (Commenced October 31, 2019)	42.38%	39.08%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers. Small- or mid-cap issuers are issuers with public stock capitalizations (based upon shares available for trading on an unrestricted basis) within the outside range of the market capitalizations of companies constituting the Russell 2000 Growth Index and the Russell Midcap Growth Index, as last reported by the indexes at the time of investment. As of September 30, 2020, the outside capitalization range of the companies in these indexes was between $188 million and $24 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 39.05%, 38.00%, 39.51%, 38.78%, 39.37%, 39.51%, 38.72% and 39.51%, respectively. These returns compare to the 36.14% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due to a combination of effective stock selection and sector allocation positioning overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer discretionary and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Having overweights to the information technology and consumer discretionary sectors, which each outperformed the Russell Index during the Reporting Period, and having an underweight to consumer staples, which underperformed the Russell Index during the Reporting Period, also buoyed the Fund’s relative results. Challenging stock selection in the industrials, health care and financials sectors detracted from the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in biotechnology company Beam Therapeutics, engine-powered products designer and manufacturer Generac Holdings and web infrastructure and website security company Cloudflare.

Beam Therapeutics is a biotechnology company that develops DNA-based editing technologies for the treatment of disease. Its stock appreciated following a secondary offering of 4.5 million shares at the end of September 2020. Its performance was further strengthened when Beam Therapeutics presented efficacy data for its cytosine base editor, BEAM-201, at the Society for Immunotherapy of Cancer Annual Meeting in November 2020. A $75 million deal with Apellis Pharmaceuticals to create new gene editing treatments for complement-driven diseases further contributed to positive stock performance for the company. At the end of the Reporting Period, we remained positive on the company’s ability to perform well in the gene editing space, which we believed was poised to grow over the long term.

As climate change remained top of mind, interest in Generac Holdings’ backup power solutions was high during the

28

PORTFOLIO RESULTS

Reporting Period. Also, Generac Holdings made a number of acquisitions within and outside the U.S. during the Reporting Period that were well received by the market. At the end of the Reporting Period, we were optimistic that these acquisitions may establish Generac Holdings as a leading power alternative choice for residential and commercial users.

Cloudflare performed well during the Reporting Period. As cyber threats continued to affect businesses globally, Cloudflare’s strategic partnerships made the company a security provider of choice for many. In addition, Cloudflare’s commitment to a more environmentally friendly operation resulted in positive feedback from the market. At the end of the Reporting Period, we were optimistic that the company’s strong environmental awareness and partnerships provide a basis for favorable long-term business prospects. However, given its stock’s triple-digit gain during the Reporting Period, we opted to sell the position, taking profits, and reallocate the proceeds elsewhere.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in neuroscience-focused biopharmaceutical company Neurocrine Biosciences, global provider of medical technologies Teleflex and specialty coatings, sealants and building materials manufacturer RPM International.

Shares of Neurocrine Biosciences depreciated during the Reporting Period following disappointing results from the company’s INTERACT study on its schizophrenia drug Luvadaxistat. Still, at the end of the Reporting Period, we remained optimistic on Neurocrine Biosciences, as we believed the company’s drug pipeline and management team were poised for growth over the long term.

Growing medical demand due to COVID-19 caused manufacturing and output strains on a number of industries, including the medical devices and technologies industry. Teleflex saw revenue declines in its vascular and respiratory businesses. However, at the end of the Reporting Period, we believed Teleflex was positioned to recover from the COVID-19 setbacks due to what we saw as its strong leadership team and diversified business lines.

Despite growing revenues and earnings, the share price of RPM International remained volatile and depreciated during the Reporting Period. That being said, at the end of the Reporting Period, we remained positive on RPM International, as, in our view, the company continues to make strategic acquisitions that will help diversify its product offerings and, we believe, offset market shifts in the long run.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in data security and analytics company Varonis Systems during the Reporting Period. The company has launched new products and grown its businesses and additionally has reported stronger than consensus expected earnings during the Reporting Period. As more companies look to secure their sensitive data and keep security threats at bay, we believe Varonis Systems has an opportunity to capture market share and market value.

We established a Fund position in engineered equipment manufacturer Chart Industries during the Reporting Period. We like the company for its exposure to hydrogen and clean energy end markets. We also believe the company’s management team is deploying capital smartly through acquisition activity, solidifying the company’s leadership position in the hydrogen space. Further, its total addressable market appears to us to be growing across its business segments.

Conversely, in addition to the sale of Cloudflare mentioned earlier, we exited the Fund’s position in pharmaceutical design and manufacturing company West Pharmaceutical Services. Since purchasing its stock nearly four years ago, the company’s share price experienced strong performance, and as such, outgrew the Fund’s intended market capitalization criteria. With this in mind, we sold the position and reallocated the proceeds elsewhere.

We eliminated the Fund’s position in HubSpot, a cloud-based marketing and sales software provider. Shares of the company performed well during the Reporting Period, and the company ultimately outgrew the market capitalization criteria intended for the Fund. As such, we sold the position and reallocated the proceeds elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

29

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and information technology increased and its allocations to consumer staples and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted positions relative to the Russell Index in the industrials, health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, communication services and consumer staples. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and materials and had no positions at all in utilities, energy and real estate at the end of the Reporting Period.

30

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Dynatrace, Inc.	2.2%	Software
Entegris, Inc.	2.1	Semiconductors & Semiconductor Equipment
PerkinElmer, Inc.	1.9	Life Sciences Tools & Services
Bill.com Holdings, Inc.	1.8	Software
Molina Healthcare, Inc.	1.8	Health Care Providers & Services
Bio-Techne Corp.	1.7	Life Sciences Tools & Services
Monolithic Power Systems, Inc.	1.7	Semiconductors & Semiconductor Equipment
RH	1.6	Specialty Retail
Guardant Health, Inc.	1.6	Health Care Providers & Services
Avalara, Inc.	1.6	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	39.05%	22.44%	17.96%	—
Including sales charges	31.41%	21.06%	17.29%	—

Class C
Excluding contingent deferred sales charges	38.00%	21.54%	17.07%	—
Including contingent deferred sales charges	36.79%	21.54%	17.07%	—

Institutional	39.51%	22.86%	18.39%	—

Service	38.78%	22.24%	17.80%	—

Investor	39.37%	22.74%	18.25%	—

Class R6 (Commenced July 31, 2015)	39.51%	22.88%	N/A	16.87%

Class R	38.72%	22.13%	17.66%	—

Class P (Commenced April 17, 2018)	39.51%	N/A	N/A	24.90%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high quality business with sustainable growth including strong business franchises, favorable long-term prospects and excellent management.

At a special meeting of the shareholders of the Goldman Sachs Trust held on April 16, 2021, the Fund’s shareholders approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated the related fundamental investment restriction.

Accordingly, effective that same date, the Fund was “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds. As a “non-diversified” fund, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 29.11%, 28.22%, 29.65%, 29.09%, 29.42%, 29.57%, 28.74% and 29.61%, respectively. These returns compare to the 28.53% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to effective stock selection overall. Sector allocation as a whole also contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were communication services, consumer discretionary and industrials, wherein effective stock selection drove results. Having an overweighted allocation to communication services, which outperformed the Russell Index during the Reporting Period, also added value. Challenging stock selection in information technology, health care and real estate detracted from the Fund’s relative performance most during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in Snap, Alphabet and NVIDIA.

Shares of social media company Snap benefited during the Reporting Period from improved monetization prospects and solid growth in revenues and daily active users. At the end of the Reporting Period, we continued to think advertisement spending and monetization for the company would improve, but we trimmed the Fund’s position in Snap after the sharp increase in its stock price.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising

33

PORTFOLIO RESULTS

spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

NVIDIA engages in the design and manufacturing of computer graphics, processors, chipsets and related multimedia software. Its stock rallied through the end of 2020, as NVIDIA largely exceeded the market’s expectations during the announcement of its third and fourth quarter 2020 earnings. Following its announcement of its first quarter 2021 earnings, its stock saw a substantial downturn due to concerns of margin expansion and data center revenue growth. The stock quickly rebounded through the rest of the Reporting Period, as the company proved it could beat market estimates and out-innovate competitors. At the end of the Reporting Period, we believed NVIDIA was well positioned to continue to benefit from the strong secular growth themes of migration to the cloud and online entertainment along with strong performance versus its competitors.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks detracting most from the Fund’s results relative to the Russell Index were technology provider for banks and capital markets businesses Fidelity National Information Services, transformative medicines company Moderna and biopharmaceutical company Sarepta Therapeutics.

The share price of Fidelity National Information Services fell in October 2020 along with the release of its third calendar quarter earnings results. However, most of the losses were recovered in the following days as the market digested the report. Its stock price also came under pressure with news of a failed merger between the company and Global Payments in late 2020. Later, turbulence was seen in July and August 2021 when its stock price declined following a smaller than consensus expected earnings per share raise and lower implied margins as reported in its second quarter 2021 earnings release. At the end of the Reporting Period, we believed Fidelity National Information Services was well positioned to take advantage of accelerating payments innovation globally along with financial institutions continuing to outsource for technology infrastructure.

Moderna, a new purchase for the Fund, was a strong performer during the Reporting Period on the back of its success with a COVID-19 vaccine. However, it was a top detractor from the Fund’s results because we decided to significantly trim the position in November 2020 on our belief that the company’s valuation had grown too quickly on its vaccine effectiveness. In our view, there were still many unknowns in this business, such as duration of COVID-19 protection, competition and pricing. However, the stock’s momentum continued after we sold the position given the actual COVID-19 vaccine rollout, discussion of booster shots and what is widely anticipated to be positive upcoming mRNA flu vaccine data.

In early January 2021, Sarepta Therapeutics announced that the Phase Two study of one of its gene therapy drugs did not hit statistical significance, which caused its share price as well as investor optimism to decline. The company then reported in March 2021 an uneventful fourth quarter of 2020, with most of the questions surrounding the latest status on the gene therapy drug unanswered.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Moderna mentioned earlier, we established a Fund position in United Parcel Service (“UPS”) during the Reporting Period. We initiated the position because we believe the automation and capacity efforts by UPS were starting to yield benefits through improved margins. In addition, pricing was quite strong broadly as UPS implemented surcharges as a result of high volumes against a backdrop of low truck and ocean transport capacity.

We initiated a Fund position in software solutions developer Splunk. We are optimistic about Splunk’s prospects given its transition to a subscription-based pricing model and what we see as its near-term upsell opportunity with its existing renewal base and relatively inexpensive valuation.

Conversely, we eliminated the Fund’s position in Qualcomm, which operates as a multinational semiconductor and telecommunications equipment company. We sold the position in April 2021 after numerous business risks were identified, along with decreased business momentum being demonstrated through increased competition and what we believed may be a valuation peak.

We exited the Fund’s position in sales software platform provider Salesforce.com. The decision to sell was based on

34

PORTFOLIO RESULTS

our conviction being higher in one of its competitors, though we intend to continue to monitor developments in Salesforce.com as well as the broader cloud-based customer relationship management industry.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care increased and its allocation to information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted allocations relative to the Russell Index in communication services, health care and materials and underweighted positions compared to the Russell Index in information technology, consumer discretionary, financials and industrials. The Fund was rather neutrally weighted in the consumer staples and real estate sectors of the Russell Index and had no positions at all in utilities and energy at the end of the Reporting Period.

35

FUND BASICS

Strategic Growth Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.2%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	7.4	Software
Amazon.com, Inc.	7.0	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	5.0	Interactive Media & Services
Facebook, Inc., Class A	4.3	Interactive Media & Services
NVIDIA Corp.	3.5	Semiconductors & Semiconductor Equipment
Alphabet, Inc., Class C	3.1	Interactive Media & Services
Adobe, Inc.	2.6	Software
Mastercard, Inc., Class A	2.6	IT Services
Visa, Inc., Class A	2.3	IT Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

36

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	29.11%	23.54%	18.54%	—
Including sales charges	22.05%	22.16%	17.87%	—

Class C
Excluding contingent deferred sales charges	28.22%	22.61%	17.66%	—
Including contingent deferred sales charges	26.93%	22.61%	17.66%	—

Institutional	29.65%	24.02%	19.01%	—

Service	29.09%	23.42%	18.43%	—

Investor	29.42%	23.85%	18.84%	—

Class R6 (Commenced July 31, 2015)	29.57%	24.05%	N/A	19.40%

Class R	28.74%	23.24%	18.27%	—

Class P (Commenced April 17, 2018)	29.61%	N/A	N/A	25.13%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

37

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 29.05%, 28.13%, 29.42%, 28.78%, 29.42%, 29.44% and 29.44%, respectively. These returns compare to the 30.49% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid double-digit absolute gains but underperformed the NASDAQ Composite on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation positioning as a whole contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, weak stock selection within the consumer discretionary sector detracted most from the Fund’s relative results during the Reporting Period. Having no exposure to financials, which outperformed the NASDAQ Composite Index during the Reporting Period, and both challenging stock selection and allocation positioning in the real estate sector further dampened relative results. These detractors were partially offset by effective stock selection in the communication services sector, which contributed positively. Having no exposure to the consumer staples and utilities sectors, each of which underperformed the NASDAQ Composite Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in software solutions developer Splunk, information technology behemoth Apple and technology provider for banks and capital markets businesses Fidelity National Information Services.

Shares of Splunk first came under pressure during the Reporting Period in December 2020 after an earnings report was negatively impacted by three large customer deals that the company was unable to close, ultimately losing the business. Its share price also fell in line with the broader information technology sector in the first quarter of 2021 and as a result of departures of senior leaders. At the end of the Reporting Period, we remained confident in Splunk’s prospects given its transition to a subscription-based pricing model and what we see as its near-term upsell opportunity with its existing renewal base and its relatively inexpensive valuation.

Apple’s stock underperformed the NASDAQ Composite during the Reporting Period, muted by increased regulatory

38

PORTFOLIO RESULTS

and litigation pressures. The U.K. announced its government’s plans to increase probes into “big tech” companies in the coming months. Additionally, the state of North Dakota in the U.S. rejected a bill that limits the commissions charged to businesses by Apple and Google. Similar bills were being discussed in Arizona, Georgia and Massachusetts and being lobbied for in Minnesota and Wisconsin. Moreover, Epic Games filed an antitrust complaint against Apple. On the product side, Apple’s stock price experienced volatility as the company discussed plans to build an Apple Car with multiple manufacturers, including Nokia and Kia. Overall, the Fund held an underweight position in Apple at the end of the Reporting Period, as we believed the market was overvaluing Apple’s upcoming 5G (fifth generation) product replacement cycle and that Apple’s end market was one of the most mature compared to the rest of the “big tech” companies. We continue to monitor the company for further developments.

The share price of Fidelity National Information Services fell in October 2020 along with the release of its third calendar quarter earnings results. However, most of the losses were recovered in the following days as the market digested the report. Its stock price also came under pressure with news of a failed merger between the company and Global Payments in late 2020. Later, turbulence was seen in July and August 2021 when its stock price declined following a smaller than consensus expected earnings per share raise and lower implied margins as reported in its second quarter 2021 earnings release. At the end of the Reporting Period, we believed Fidelity National Information Services was well positioned to take advantage of accelerating payments innovation globally along with financial institutions continuing to outsource for technology infrastructure.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in Alphabet, Microsoft and HubSpot.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

At the end of January 2021, software giant Microsoft reported strong corporate earnings, beating the market’s expectations across the board, sending its stock price notably higher. Perhaps the biggest highlight of that quarterly report was the strong performance of Microsoft’s cloud computing service Azure, driven by strong secular growth tailwinds. Overall, at the end of the Reporting Period, we remained constructive on Microsoft, as we believed it remains a well-diversified, high quality growth company led by an excellent management team. We further believed Microsoft is one of the best positioned enterprise software companies within the industry, and we felt the business can continue to produce strong growth driven by its Azure, Office and Windows business segments.

HubSpot is a cloud-based marketing and sales software provider. The share price of HubSpot appreciated following the company’s announcement of the launch of Operations Hub. Operations Hub aims to make the sales process more efficient, coordinated, automated and based on a synced set of customer data. In early May 2021, HubSpot reported first quarter 2021 results that beat consensus expectations, highlighted by significant billings growth and an acceleration in net customer additions. At the end of the Reporting Period, we remained optimistic that HubSpot may benefit from a shift in demand for front office software as business activities become more dominantly online. We also remained confident in HubSpot’s ongoing ability to grow revenues through year end 2021 while continuing to make progress toward its long-term financial targets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in diversified technology company Cisco Systems. We are optimistic about Cisco Systems as a COVID-19 economic recovery beneficiary, as we expect enterprise campus information technology spending to improve. At the time of purchase, we also believed the combination of low market expectations and improving fundamentals may benefit its stock.

39

PORTFOLIO RESULTS

We established a Fund position in MercadoLibre, often called the Amazon.com of Latin America. Its fundamentals, in our view, are strong, and the company continues to add to its competitive differentiation. In its most recent earnings reports, its commerce business segment delivered a quarter of triple-digit gross merchandise volume growth, with an improving take rate. (Take rate refers to the percentage of the value of the transactions an e-commerce company facilitates that it gets to keep as revenue. How much an e-commerce company is able to charge as a take rate depends on the strength of its underlying network of users and the degree of competition within the industry.) MercadoLibre also noted that its average delivery times improved significantly owing to investments it has made in its supply chain during the past few years.

Conversely, we exited the Fund’s position in Intuit, a financial software company, in order to reallocate capital into another name within the industry in which we see a stronger risk/reward profile.

We sold the Fund’s position in Alibaba Group Holding, a China-based e-commerce and Internet infrastructure company. Its stock experienced notable volatility in December 2020, as the Chinese government announced an antitrust investigation into the company. While we believe Alibaba Group Holding remains a strong player within the cloud and e-commerce industries, we decided to exit the position and reallocate capital into what we considered to be stronger potential risk/reward opportunities. We continue to monitor Alibaba Group Holding’s new regulatory environment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, consumer discretionary, real estate and industrials increased relative to the NASDAQ Composite and its relative exposure to information technology and health care decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund was overweighted relative to the NASDAQ Composite in the information technology, real estate and communication services sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in consumer discretionary and industrials. The Fund had no exposure to the utilities, materials, energy, health care, consumer staples or financials sectors at the end of the Reporting Period.

40

FUND BASICS

Technology Opportunities Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	9.3%	Software
Alphabet, Inc., Class C	7.1	Interactive Media & Services
Amazon.com, Inc.	6.1	Internet & Direct Marketing Retail
Facebook, Inc., Class A	4.4	Interactive Media & Services
Adobe, Inc.	3.8	Software
PayPal Holdings, Inc.	3.7	IT Services
Alphabet, Inc., Class A	3.5	Interactive Media & Services
Marvell Technology, Inc.	3.1	Semiconductors & Semiconductor Equipment
HubSpot, Inc.	2.9	Software
Workday, Inc., Class A	2.7	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

41

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2021

The following graph shows the value as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	29.05%	28.04%	20.93%	—
Including sales charges	21.96%	26.60%	20.25%	—

Class C
Excluding contingent deferred sales charges	28.13%	27.10%	20.03%	—
Including contingent deferred sales charges	26.99%	27.10%	20.03%	—

Institutional	29.42%	28.48%	21.37%	—

Service	28.78%	27.84%	20.78%	—

Investor	29.42%	28.36%	21.23%	—

Class R6 (Commenced December 29, 2017)	29.44%	N/A	N/A	28.77%

Class P (Commenced April 17, 2018)	29.44%	N/A	N/A	27.69%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

42

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity ESG Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of U.S. issuers that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in U.S. companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Fund may also invest up to 20% of its Net Assets in equity investments that may not adhere to the Fund’s ESG criteria, in non-U.S. issuers, and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs U.S. Equity ESG Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 34.66%, 33.65%, 35.11%, 34.99%, 35.09%, 34.35% and 35.11%, respectively. These returns compare to the 31.17% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What are the Fund’s investment criteria?

A	The Fund’s ESG criteria are generally designed to exclude companies that are involved in, and/or derive significant revenue from certain industries or product lines, including: gambling, alcohol, tobacco, adult entertainment, for-profit prisons, oil and gas exploration and production, coal and weapons. Once the Investment Adviser determines that an issuer meets the Fund’s ESG criteria, the Investment Adviser conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis is conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. The Investment Adviser may engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis.

The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund seeks to provide broad U.S. equity market exposure by investing in securities of U.S. issuers of any investment style.

The Fund’s performance benchmark index is the S&P 500 Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to effective stock selection overall. Sector allocation as a whole also contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance were consumer discretionary, industrials and health care, wherein stock selection in each proved beneficial. Allocation positioning in each of these three sectors also added value. Only partially offsetting these positive contributors was stock selection in materials and real estate, which detracted. Having no exposure to the energy sector, which outperformed the S&P 500 Index during the Reporting Period, also dampened the Fund’s relative results.

43

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in Alphabet, Aptiv and Deere & Company.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

Vehicle components manufacturer Aptiv outperformed the S&P 500 Index during the Reporting Period, and its third quarter 2020 earnings report reaffirmed our confidence in its stock, as, in our view, the earnings report highlighted Aptiv’s attractive positioning in the vehicle electrification and autonomous driving space and its strong execution. At the end of the Reporting Period, we continued to like what we saw as the risk/reward opportunities in the company along with its prospects ahead.

Deere & Company engages in the manufacturing of agricultural, turf, construction and forestry machinery and also provides the financial services associated with its equipment. Its stock rallied during the Reporting Period, as Deere & Company beat consensus earnings estimates and raised its forecasts in each quarter based on strength in its agricultural end-markets and what we believe to be more technologically advanced offerings relative to its peers. Its stock dipped in May 2021 as a result of less favorable sell-side reports but rebounded through the rest of the Reporting Period, as the company continued to beat consensus estimates, acquire companies to help fuel growth and prove its competitive advantage. At the end of the Reporting Period, we believed Deere & Company was well positioned to continue to benefit from strong demand for its products given the cyclical economic recovery and potential for infrastructure spending as well as from continued innovation and acquisitions to lead the way for future growth. Still, we were monitoring the position closely as agricultural end-market moderated toward the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in bioscience company Chr. Hansen Holding, payments company Visa and pharmaceutical company AstraZeneca.

During the Reporting Period, Denmark-based Chr. Hansen Holding was in the midst of a portfolio transformation following the divestiture of its natural colors segment and subsequent acquisitions within the core microbial space. We decided to exit the Fund’s position in the company in February 2021 given that U.S. microbe alternatives had become available.

While Visa’s stock had a positive absolute return during the Reporting Period, it proved a detractor from the Fund’s relative results based on our positioning and the timing of our trade activity. Visa benefited during the Reporting Period from increased transaction activity upon the broader reopening of the economy as well as from the resumption of cross-border transactions. At the end of the Reporting Period, we continued to believe Visa was well positioned should the economic recovery continue, with a particular runway in cross-border transactions and credit spending.

In December 2020, it was announced that AstraZeneca would be acquiring Alexion Pharmaceuticals. In our view, this acquisition will likely prove to be a good deal in the long run, but it complicates an otherwise clean organic growth story for the company in the near term. Thus, in February 2021, we ultimately decided to sell the position as the backdrop of COVID-19 vaccine supply and efficacy headlines made 2021 a bit challenging for the company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in financial institution Morgan Stanley. With merger and acquisition announcements accelerating and a strong backlog of Initial Public Offerings waiting to be introduced, we believe these factors may serve the investment banking business of Morgan Stanley well. In our view, the longer-term thesis for Morgan Stanley is likely to focus on deal

44

PORTFOLIO RESULTS

integration, core asset growth and improving profitability over time.

We established a Fund position in industrial gases provider Linde. We view its business as a cyclical exposure with incremental growth drivers in place for its hydrogen business, which we believe continues to see a backlog of business growth.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in health care products manufacturer Johnson & Johnson during the Reporting Period. We sold the position in October 2020 following COVID-19 vaccination momentum and reallocated to what we saw as more attractive risk/reward opportunities elsewhere.

We exited the Fund’s position in home improvement products provider Lowe’s Companies. We remain optimistic about the company’s ability to continue driving operating leverage moving forward amid demand for home improvement projects, but we ultimately decided to sell the position in favor of what we believed to be better risk/reward prospects elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, consumer staples and materials increased and its allocation to consumer discretionary decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweighted positions relative to the S&P 500 Index in materials, utilities, industrials and information technology. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in consumer discretionary, health care and consumer staples and was rather neutrally weighted to the S&P 500 Index in communication services, financials and real estate. The Fund had no position at all in energy at the end of the Reporting Period.

45

FUND BASICS

U.S. Equity ESG Fund

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	6.9%	Software
Alphabet, Inc., Class A	6.0	Interactive Media & Services

Apple, Inc.	5.1	Technology Hardware, Storage & Peripherals
JPMorgan Chase & Co.	3.4	Banks
Danaher Corp.	3.1	Health Care Equipment & Supplies
Visa, Inc., Class A	3.0	IT Services
Procter & Gamble Co. (The)	2.8	Household Products
Eli Lilly & Co.	2.8	Pharmaceuticals
Cisco Systems, Inc.	2.6	Communications Equipment
NextEra Energy, Inc.	2.6	Electric Utilities

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

46

GOLDMAN SACHS U.S. EQUITY ESG FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	34.66%	18.25%	15.27%	—
Including sales charges	27.25%	16.92%	14.63%	—

Class C
Excluding contingent deferred sales charges	33.65%	17.36%	14.41%	—
Including contingent deferred sales charges	32.53%	17.36%	14.41%	—

Institutional	35.11%	18.66%	15.70%	—

Investor	34.99%	18.53%	15.55%	—

Class R6 (Commenced July 31, 2015)	35.09%	18.68%	N/A	14.66%

Class R	34.35%	17.95%	14.99%	—

Class P (Commenced April 17, 2018)	35.11%	N/A	N/A	20.62%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

47

FUND BASICS

Index Definitions

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index. It is not possible to invest directly in an index.

48

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 1.0%
31,145	Boeing Co. (The)*	$6,836,328
18,225	L3Harris Technologies, Inc.	4,246,607
3,741	TransDigm Group, Inc.*	2,272,545

		13,355,480

Air Freight & Logistics – 0.2%
14,692	United Parcel Service, Inc., Class B	2,874,196

Airlines – 0.2%
43,346	United Airlines Holdings, Inc.*	2,016,022

Auto Components – 0.5%
43,335	Aptiv PLC*	6,595,154

Automobiles – 0.7%
12,006	Tesla, Inc.*	8,833,054

Banks – 3.1%
384,019	Bank of America Corp.	16,032,793
72,250	JPMorgan Chase & Co.	11,556,388
18,517	M&T Bank Corp.	2,592,565
22,135	Pinnacle Financial Partners, Inc.	2,145,324
7,560	SVB Financial Group*	4,229,820
49,787	Truist Financial Corp.	2,840,846

		39,397,736

Beverages – 1.4%
25,705	Coca-Cola Co. (The)	1,447,449
110,549	Coca-Cola Europacific Partners PLC (United Kingdom)	6,383,099
27,980	Constellation Brands, Inc., Class A	5,907,697
41,804	Monster Beverage Corp.*	4,078,816

		17,817,061

Biotechnology – 1.8%
21,985	Alnylam Pharmaceuticals, Inc.*	4,428,438
7,425	Biogen, Inc.*	2,516,407
13,770	BioMarin Pharmaceutical, Inc.*	1,159,572
82,703	Genmab A/S ADR (Denmark)*	3,919,295
4,563	Moderna, Inc.*	1,718,836
55,210	Neurocrine Biosciences, Inc.*	5,255,992
24,118	Seagen, Inc.*	4,042,177

		23,040,717

Building Products – 0.9%
105,146	AZEK Co., Inc. (The)*	4,467,654
32,998	Trane Technologies PLC	6,550,103

		11,017,757

Capital Markets – 2.3%
6,252	BlackRock, Inc.	5,897,449
35,281	Carlyle Group, Inc. (The)	1,742,176
48,510	Charles Schwab Corp. (The)	3,533,953
95,183	Morgan Stanley	9,939,961
14,932	Raymond James Financial, Inc.	2,088,987
10,746	S&P Global, Inc.	4,769,290
21,322	Tradeweb Markets, Inc., Class A	1,855,227

		29,827,043

Common Stocks – (continued)
Chemicals – 2.0%
44,315	Ecolab, Inc.	9,986,828
32,079	Linde PLC (United Kingdom)	10,091,733
20,148	Sherwin-Williams Co. (The)	6,118,343

		26,196,904

Commercial Services & Supplies – 0.2%
18,637	Waste Connections, Inc.	2,408,087

Communications Equipment – 0.6%
120,529	Cisco Systems, Inc.	7,113,622

Construction Materials – 0.7%
23,638	Martin Marietta Materials, Inc.	9,011,988

Consumer Finance – 1.0%
79,486	American Express Co.	13,191,497

Containers & Packaging – 0.5%
73,066	Ball Corp.	7,011,413

Diversified Financial Services – 0.8%
33,942	Berkshire Hathaway, Inc., Class B*	9,699,605

Diversified Telecommunication Services – 0.4%
172,398	AT&T, Inc.	4,727,153

Electric Utilities – 1.1%
119,503	NextEra Energy, Inc.	10,037,057
58,985	Xcel Energy, Inc.	4,055,219

		14,092,276

Electrical Equipment – 0.9%
19,222	Eaton Corp. PLC	3,236,216
23,634	Rockwell Automation, Inc.	7,691,685

		10,927,901

Electronic Equipment, Instruments & Components – 0.8%
62,758	Amphenol Corp., Class A	4,809,145
33,133	Keysight Technologies, Inc.*	5,943,398

		10,752,543

Entertainment – 2.8%
22,100	Activision Blizzard, Inc.	1,820,377
16,377	Electronic Arts, Inc.	2,378,104
39,611	Live Nation Entertainment, Inc.*	3,434,274
26,200	Netflix, Inc.*	14,912,778
74,066	Walt Disney Co. (The)*	13,428,166

		35,973,699

Equity Real Estate Investment Trusts (REITs) – 2.8%
28,259	Alexandria Real Estate Equities, Inc. REIT	5,831,810
19,713	American Tower Corp. REIT	5,759,547
11,007	AvalonBay Communities, Inc. REIT	2,526,987
40,337	Duke Realty Corp. REIT	2,118,096
6,909	Equinix, Inc. REIT	5,827,396
22,294	Equity LifeStyle Properties, Inc. REIT	1,896,551
89,877	Host Hotels & Resorts, Inc. REIT*	1,488,363
93,242	Invitation Homes, Inc. REIT	3,839,706

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
21,838	Kilroy Realty Corp. REIT	$1,433,665
7,938	Public Storage REIT	2,568,816
39,344	Ventas, Inc. REIT	2,200,903

		35,491,840

Food Products – 1.4%
115,618	McCormick & Co., Inc.	9,976,677
122,264	Mondelez International, Inc., Class A	7,588,927

		17,565,604

Gas Utilities – 0.2%
32,773	Atmos Energy Corp.	3,195,695

Health Care Equipment & Supplies – 4.9%
14,692	Align Technology, Inc.*	10,416,628
196,097	Boston Scientific Corp.*	8,853,780
33,068	Danaher Corp.	10,719,323
25,972	Insulet Corp.*	7,734,721
9,809	Intuitive Surgical, Inc.*	10,334,370
18,291	West Pharmaceutical Services, Inc.	8,260,582
43,512	Zimmer Biomet Holdings, Inc.	6,546,380

		62,865,784

Health Care Providers & Services – 2.7%
114,465	CVS Health Corp.	9,888,632
56,964	Guardant Health, Inc.*	7,249,808
6,267	Humana, Inc.	2,540,767
36,436	UnitedHealth Group, Inc.	15,167,214

		34,846,421

Health Care Technology – 0.6%
22,647	Veeva Systems, Inc., Class A*	7,518,351

Hotels, Restaurants & Leisure – 1.4%
41,747	McDonald’s Corp.	9,913,243
33,709	Wyndham Hotels & Resorts, Inc.	2,450,644
26,479	Wynn Resorts Ltd.*	2,692,649
24,486	Yum! Brands, Inc.	3,208,401

		18,264,937

Household Durables – 0.1%
9,051	Lennar Corp., Class A	971,263

Household Products – 1.2%
109,875	Procter & Gamble Co. (The)	15,645,101

Industrial Conglomerates – 1.7%
121,257	General Electric Co.	12,781,700
37,229	Honeywell International, Inc.	8,633,778

		21,415,478

Insurance – 1.8%
80,907	Arch Capital Group Ltd.*	3,325,278
30,595	Athene Holding Ltd., Class A*	2,048,947
34,808	Chubb Ltd.	6,401,887
31,427	Globe Life, Inc.	3,019,192
2,628	Markel Corp.*	3,338,217
5,076	Marsh & McLennan Cos., Inc.	797,947

Common Stocks – (continued)
Insurance – (continued)
137,946	Ryan Specialty Group Holdings, Inc., Class A*	4,539,803

		23,471,271

Interactive Media & Services – 7.2%
10,289	Alphabet, Inc., Class A*	29,775,851
8,678	Alphabet, Inc., Class C*	25,246,385
73,303	Facebook, Inc., Class A*	27,809,692
69,588	Snap, Inc., Class A*	5,296,343
53,043	Twitter, Inc.*	3,421,274

		91,549,545

Internet & Direct Marketing Retail – 4.4%
14,082	Amazon.com, Inc.*	48,875,665
33,068	Etsy, Inc.*	7,151,285

		56,026,950

IT Services – 6.3%
58,277	Cognizant Technology Solutions Corp., Class A	4,447,118
5,097	EPAM Systems, Inc.*	3,225,432
83,751	Fidelity National Information Services, Inc.	10,700,865
24,776	Global Payments, Inc.	4,029,569
69,783	International Business Machines Corp.	9,793,346
39,506	Marqeta, Inc., Class A*(a)	1,147,254
29,451	Mastercard, Inc., Class A	10,196,820
63,432	PayPal Holdings, Inc.*	18,310,281
19,016	Snowflake, Inc., Class A*	5,787,520
54,347	Visa, Inc., Class A	12,450,898

		80,089,103

Leisure Products – 0.2%
25,320	Brunswick Corp.	2,452,748

Life Sciences Tools & Services – 1.4%
140,546	Adaptive Biotechnologies Corp.*	5,104,631
7,719	Illumina, Inc.*	3,528,818
43,030	PerkinElmer, Inc.	7,951,944
3,375	Thermo Fisher Scientific, Inc.	1,872,956

		18,458,349

Machinery – 0.9%
6,087	Deere & Co.	2,301,069
40,110	Illinois Tool Works, Inc.	9,340,014

		11,641,083

Media – 0.7%
153,306	Comcast Corp., Class A	9,302,608

Metals & Mining – 0.2%
62,711	Freeport-McMoRan, Inc.	2,282,053

Multiline Retail – 0.9%
11,958	Dollar General Corp.	2,665,558
37,629	Target Corp.	9,293,610

		11,959,168

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 0.8%
59,102	Ameren Corp.	$5,184,428
85,133	CMS Energy Corp.	5,459,579

		10,644,007

Oil, Gas & Consumable Fuels – 2.2%
28,304	Cheniere Energy, Inc.*	2,475,468
94,831	Chevron Corp.	9,176,796
63,087	ConocoPhillips	3,503,221
105,607	Devon Energy Corp.	3,120,687
16,540	Diamondback Energy, Inc.	1,275,895
19,162	Hess Corp.	1,317,387
36,614	Ovintiv, Inc.	998,098
39,392	Pioneer Natural Resources Co.	5,895,801

		27,763,353

Personal Products – 0.7%
26,339	Estee Lauder Cos., Inc. (The), Class A	8,968,166

Pharmaceuticals – 2.5%
13,383	AstraZeneca PLC ADR (United Kingdom)	779,961
134,316	Bristol-Myers Squibb Co.	8,980,368
31,723	Catalent, Inc.*	4,137,948
69,449	Eli Lilly & Co.	17,937,982

		31,836,259

Professional Services – 0.9%
41,242	TransUnion	5,012,140
31,742	Verisk Analytics, Inc.	6,404,266

		11,416,406

Road & Rail – 2.1%
25,298	Norfolk Southern Corp.	6,414,055
22,701	Old Dominion Freight Line, Inc.	6,554,233
69,567	Uber Technologies, Inc.*	2,722,852
53,681	Union Pacific Corp.	11,640,188

		27,331,328

Semiconductors & Semiconductor Equipment – 4.2%
23,068	Advanced Micro Devices, Inc.*	2,554,089
22,688	KLA Corp.	7,713,013
170,915	Marvell Technology, Inc.	10,458,289
24,606	Micron Technology, Inc.*	1,813,462
56,600	NVIDIA Corp.	12,669,910
12,526	NXP Semiconductors NV (China)	2,694,718
28,912	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	3,440,817
64,790	Texas Instruments, Inc.	12,369,059

		53,713,357

Software – 11.7%
20,726	Adobe, Inc.*	13,755,846
15,151	Atlassian Corp. PLC, Class A*	5,561,326
25,110	Bill.com Holdings, Inc.*	6,889,933
22,093	Cadence Design Systems, Inc.*	3,611,764
5,994	HubSpot, Inc.*	4,102,713
10,690	Intuit, Inc.	6,051,716

Common Stocks – (continued)
Software – (continued)
224,376	Microsoft Corp.	67,734,627
14,426	Palo Alto Networks, Inc.*	6,650,963
14,570	Paycom Software, Inc.*	7,123,273
31,105	Qualtrics International, Inc., Class A*	1,408,434
13,576	ServiceNow, Inc.*	8,738,057
49,443	Splunk, Inc.*	7,558,351
45,249	UiPath, Inc., Class A*(a)	2,859,737
26,673	Workday, Inc., Class A*	7,285,997

		149,332,737

Specialty Retail – 2.0%
18,039	Advance Auto Parts, Inc.	3,659,211
1,164	Burlington Stores, Inc.*	348,606
9,900	Five Below, Inc.*	2,106,819
11,202	Home Depot, Inc. (The)	3,653,868
13,771	Lowe’s Cos., Inc.	2,807,769
4,905	O’Reilly Automotive, Inc.*	2,913,963
7,607	RH*	5,329,997
41,163	Ross Stores, Inc.	4,873,699

		25,693,932

Technology Hardware, Storage & Peripherals – 5.1%
427,275	Apple, Inc.	64,873,163

Textiles, Apparel & Luxury Goods – 1.5%
11,559	Lululemon Athletica, Inc.*	4,625,565
70,788	NIKE, Inc., Class B	11,661,615
28,483	PVH Corp.*	2,984,734

		19,271,914

Water Utilities – 0.1%
10,476	American Water Works Co., Inc.	1,909,251

TOTAL COMMON STOCKS
(Cost $691,918,089)		$1,263,648,133

Shares	Dividend Rate	Value

Investment Company – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,496,378	0.026%	$4,496,378
(Cost $4,496,378)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $696,414,467)		$1,268,144,511

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,856,622	0.026%	$3,856,622
(Cost $3,856,622)

TOTAL INVESTMENTS – 99.4%
(Cost $700,271,089)		$1,272,001,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		7,806,865

NET ASSETS – 100.0%		$1,279,807,998

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 100.1%
Aerospace & Defense – 1.1%
11,015	Boeing Co. (The)*	$2,417,792

Auto Components – 1.5%
22,378	Aptiv PLC*	3,405,708

Beverages – 1.3%
29,759	Monster Beverage Corp.*	2,903,586

Biotechnology – 4.0%
28,095	BioMarin Pharmaceutical, Inc.*	2,365,880
46,659	Genmab A/S ADR (Denmark)*	2,211,170
23,335	Sarepta Therapeutics, Inc.*	1,822,930
14,714	Seagen, Inc.*	2,466,066

		8,866,046

Chemicals – 1.4%
13,361	Ecolab, Inc.	3,011,035

Entertainment – 3.0%
11,620	Netflix, Inc.*	6,613,988

Equity Real Estate Investment Trusts (REITs) – 2.1%
16,274	American Tower Corp.REIT	4,754,775

Food & Staples Retailing – 1.1%
15,944	Walmart, Inc.	2,361,306

Food Products – 1.1%
28,851	McCormick & Co., Inc.	2,489,553

Health Care Equipment & Supplies – 5.9%
110,527	Boston Scientific Corp.*	4,990,294
16,099	Danaher Corp.	5,218,652
9,712	Insulet Corp.*	2,892,331

		13,101,277

Health Care Technology – 1.4%
9,104	Veeva Systems, Inc., Class A*	3,022,346

Hotels, Restaurants & Leisure – 1.6%
15,304	McDonald’s Corp.	3,634,088

Interactive Media & Services – 11.7%
5,735	Alphabet, Inc., Class A*	16,596,803
1,939	Alphabet, Inc., Class C*	5,641,016
47,989	Snap, Inc., Class A*	3,652,443

		25,890,262

Internet & Direct Marketing Retail – 5.5%
2,867	Amazon.com, Inc.*	9,950,755
54,107	Farfetch Ltd., Class A (United Kingdom)*	2,264,919

		12,215,674

IT Services – 11.0%
30,159	Fidelity National Information Services, Inc.	3,853,415
27,105	Mastercard, Inc., Class A	9,384,564
24,489	PayPal Holdings, Inc.*	7,068,995
13,606	Snowflake, Inc., Class A*	4,140,986

		24,447,960

Common Stocks – (continued)
Life Sciences Tools & Services – 2.4%
66,783	Adaptive Biotechnologies Corp.*	2,425,559
6,209	Illumina, Inc.*	2,838,506

		5,264,065

Pharmaceuticals – 2.6%
21,964	Eli Lilly & Co.	5,673,081

Professional Services – 1.7%
18,089	Verisk Analytics, Inc.	3,649,637

Road & Rail – 1.5%
103,869	CSX Corp.	3,378,859

Semiconductors & Semiconductor Equipment – 7.9%
107,412	Marvell Technology, Inc.	6,572,540
48,808	NVIDIA Corp.	10,925,671

		17,498,211

Software – 16.4%
10,039	Adobe, Inc.*	6,662,884
64,547	Microsoft Corp.	19,485,449
22,554	Splunk, Inc.*	3,447,830
24,375	Workday, Inc., Class A*	6,658,275

		36,254,438

Specialty Retail – 1.7%
32,500	Ross Stores, Inc.	3,848,000

Technology Hardware, Storage & Peripherals – 7.7%
111,990	Apple, Inc.	17,003,442

Textiles, Apparel & Luxury Goods – 4.5%
10,602	Lululemon Athletica, Inc.*	4,242,602
34,139	NIKE, Inc., Class B	5,624,059

		9,866,661

TOTAL COMMON STOCKS
(Cost $109,600,022)		$221,571,790

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
164,062	0.026%	$164,062
(Cost $164,062)

TOTAL INVESTMENTS – 100.2%
(Cost $109,764,084)		$221,735,852

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(316,225)

NET ASSETS – 100.0%		$221,419,627

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

August 31, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.6%
Automobiles – 1.1%
560	Tesla, Inc.*	$412,003

Banks – 5.2%
12,324	Bank of America Corp.	514,527
2,265	East West Bancorp, Inc.	166,115
4,203	JPMorgan Chase & Co.	672,270
1,339	M&T Bank Corp.	187,473
401	SVB Financial Group*	224,360
4,131	Truist Financial Corp.	235,715

		2,000,460

Beverages – 1.6%
3,796	Coca-Cola Co. (The)	213,753
1,757	Coca-Cola Europacific Partners PLC (United Kingdom)	101,449
659	Constellation Brands, Inc., Class A	139,141
1,456	Monster Beverage Corp.*	142,062

		596,405

Biotechnology – 1.6%
1,690	BioMarin Pharmaceutical, Inc.*	142,315
3,734	Genmab A/S ADR (Denmark)*	176,954
1,449	Neurocrine Biosciences, Inc.*	137,945
1,008	Seagen, Inc.*	168,941

		626,155

Building Products – 1.2%
1,394	Allegion PLC	200,722
1,222	Trane Technologies PLC	242,567

		443,289

Capital Markets – 1.5%
1,710	Raymond James Financial, Inc.	239,229
781	S&P Global, Inc.	346,623

		585,852

Chemicals – 1.5%
808	Ecolab, Inc.	182,091
1,014	Linde PLC (United Kingdom)	318,994
237	Sherwin-Williams Co. (The)	71,970

		573,055

Communications Equipment – 1.1%
7,331	Cisco Systems, Inc.	432,676

Consumer Finance – 1.5%
1,863	American Express Co.	309,184
2,051	Discover Financial Services	262,979

		572,163

Containers & Packaging – 0.5%
1,136	Packaging Corp. of America	172,331

Diversified Financial Services – 1.4%
1,855	Berkshire Hathaway, Inc., Class B*	530,103

Diversified Telecommunication Services – 0.8%
11,437	AT&T, Inc.	313,602

Common Stocks – (continued)
Electric Utilities – 0.7%
3,229	NextEra Energy, Inc.	271,204

Electrical Equipment – 1.0%
1,389	AMETEK, Inc.	188,862
629	Rockwell Automation, Inc.	204,708

		393,570

Electronic Equipment, Instruments & Components – 0.4%
4,349	Vontier Corp.	158,173

Entertainment – 1.6%
1,468	Electronic Arts, Inc.	213,168
439	Netflix, Inc.*	249,875
800	Walt Disney Co. (The)*	145,040

		608,083

Equity Real Estate Investment Trusts (REITs) – 2.8%
876	AvalonBay Communities, Inc. REIT	201,112
581	Essex Property Trust, Inc. REIT	192,160
4,379	Healthpeak Properties, Inc. REIT	157,644
598	Public Storage REIT	193,519
480	SBA Communications Corp. REIT	172,306
2,564	Ventas, Inc. REIT	143,430

		1,060,171

Food & Staples Retailing – 0.8%
2,078	Walmart, Inc.	307,752

Food Products – 1.2%
1,875	Lamb Weston Holdings, Inc.	122,156
1,599	McCormick & Co., Inc.	137,978
3,116	Mondelez International, Inc., Class A	193,410

		453,544

Health Care Equipment & Supplies – 3.4%
5,331	Boston Scientific Corp.*	240,695
1,254	Danaher Corp.	406,496
370	IDEXX Laboratories, Inc.*	249,291
544	West Pharmaceutical Services, Inc.	245,681
1,095	Zimmer Biomet Holdings, Inc.	164,743

		1,306,906

Health Care Providers & Services – 3.6%
2,587	Centene Corp.*	162,929
3,197	CVS Health Corp.	276,189
451	Humana, Inc.	182,845
1,157	Quest Diagnostics, Inc.	176,824
1,357	UnitedHealth Group, Inc.	564,878

		1,363,665

Health Care Technology – 0.5%
590	Veeva Systems, Inc., Class A*	195,868

Hotels, Restaurants & Leisure – 2.0%
1,456	McDonald’s Corp.	345,742
2,785	Wyndham Hotels & Resorts, Inc.	202,469
1,697	Yum! Brands, Inc.	222,358

		770,569

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 0.6%
2,038	Lennar Corp., Class A	$218,698

Household Products – 1.2%
3,234	Procter & Gamble Co. (The)	460,489

Independent Power and Renewable Electricity Producers – 0.4%
6,694	AES Corp. (The)	159,786

Industrial Conglomerates – 0.8%
2,794	General Electric Co.	294,516

Insurance – 2.0%
1,580	Chubb Ltd.	290,594
1,915	Globe Life, Inc.	183,974
1,936	Marsh & McLennan Cos., Inc.	304,339

		778,907

Interactive Media & Services – 6.7%
369	Alphabet, Inc., Class A*	1,067,867
300	Alphabet, Inc., Class C*	872,772
1,697	Facebook, Inc., Class A*	643,808

		2,584,447

Internet & Direct Marketing Retail – 4.3%
473	Amazon.com, Inc.*	1,641,684

IT Services – 5.4%
2,443	Cognizant Technology Solutions Corp., Class A	186,425
1,782	Fidelity National Information Services, Inc.	227,686
1,123	Global Payments, Inc.	182,645
2,229	International Business Machines Corp.	312,818
1,320	Mastercard, Inc., Class A	457,024
1,156	PayPal Holdings, Inc.*	333,691
1,652	Visa, Inc., Class A	378,473

		2,078,762

Leisure Products – 0.4%
1,609	Brunswick Corp.	155,864

Life Sciences Tools & Services – 1.0%
752	ICON PLC (Ireland)*	192,339
1,096	PerkinElmer, Inc.	202,541

		394,880

Machinery – 2.4%
709	Cummins, Inc.	167,310
2,451	Fortive Corp.	181,055
894	Illinois Tool Works, Inc.	208,177
1,952	ITT, Inc.	186,748
1,372	Lincoln Electric Holdings, Inc.	191,545

		934,835

Media – 2.0%
6,819	Comcast Corp., Class A	413,777
6,712	Discovery, Inc., Class C*	185,184
3,518	Liberty Media Corp.-Liberty SiriusXM, Class A*	174,141

		773,102

Common Stocks – (continued)
Metals & Mining – 0.5%
5,557	Freeport-McMoRan, Inc.	202,219

Multi-Utilities – 1.2%
1,638	Ameren Corp.	143,685
2,149	CMS Energy Corp.	137,816
2,614	Public Service Enterprise Group, Inc.	167,139

		448,640

Oil, Gas & Consumable Fuels – 2.4%
8,768	Devon Energy Corp.	259,094
2,824	Diamondback Energy, Inc.	217,843
3,165	Hess Corp.	217,594
1,594	Pioneer Natural Resources Co.	238,574

		933,105

Personal Products – 0.6%
679	Estee Lauder Cos., Inc. (The), Class A	231,193

Pharmaceuticals – 3.1%
2,884	AstraZeneca PLC ADR (United Kingdom)	168,080
5,040	Bristol-Myers Squibb Co.	336,974
1,549	Eli Lilly & Co.	400,091
1,643	Johnson & Johnson	284,453

		1,189,598

Professional Services – 0.9%
1,515	Booz Allen Hamilton Holding Corp.	124,094
1,127	Verisk Analytics, Inc.	227,383

		351,477

Road & Rail – 1.0%
707	Old Dominion Freight Line, Inc.	204,125
744	Saia, Inc.*	178,657

		382,782

Semiconductors & Semiconductor Equipment – 3.9%
1,489	Intel Corp.	80,495
2,452	Marvell Technology, Inc.	150,038
1,264	Microchip Technology, Inc.	198,903
1,012	MKS Instruments, Inc.	148,946
1,552	NVIDIA Corp.	347,415
1,053	NXP Semiconductors NV (China)	226,532
1,748	Texas Instruments, Inc.	333,711

		1,486,040

Software – 10.5%
831	Adobe, Inc.*	551,535
1,440	Cadence Design Systems, Inc.*	235,411
680	Intuit, Inc.	384,955
8,079	Microsoft Corp.	2,438,888
495	Palo Alto Networks, Inc.*	228,215
723	Workday, Inc., Class A*	197,495

		4,036,499

Specialty Retail – 3.2%
991	Advance Auto Parts, Inc.	201,024
498	Home Depot, Inc. (The)	162,438
699	Lowe’s Cos., Inc.	142,519

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
413	O’Reilly Automotive, Inc.*	$245,355
1,784	Ross Stores, Inc.	211,225
644	Ulta Beauty, Inc.*	249,428

		1,211,989

Technology Hardware, Storage & Peripherals – 6.1%
14,194	Apple, Inc.	2,155,075
2,274	NetApp, Inc.	202,227

		2,357,302

Trading Companies & Distributors – 0.5%
3,468	Fastenal Co.	193,688

Water Utilities – 0.5%
961	American Water Works Co., Inc.	175,142

TOTAL COMMON STOCKS
(Cost $24,770,251)		$37,823,243

Shares	Dividend Rate	Value

Investment Company – 1.4%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
544,338	0.026%	$544,338
(Cost $544,338)

TOTAL INVESTMENTS – 100.0%
(Cost $25,314,589)		$38,367,581

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		4,819

NET ASSETS – 100.0%		$38,372,400

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 0.5%
11,490	TransDigm Group, Inc.*	$6,979,830

Banks – 0.4%
10,122	SVB Financial Group*	5,663,259

Beverages – 0.9%
223,368	Coca-Cola Europacific Partners PLC (United Kingdom)	12,897,268

Biotechnology – 3.8%
42,741	Alnylam Pharmaceuticals, Inc.*	8,609,320
209,003	Genmab A/S ADR (Denmark)*	9,904,652
142,953	Neurocrine Biosciences, Inc.*	13,609,126
39,884	Novavax, Inc.*	9,513,929
88,883	Seagen, Inc.*	14,896,791

		56,533,818

Building Products – 3.6%
50,525	Allegion PLC	7,275,095
544,130	AZEK Co., Inc. (The)*	23,120,083
111,394	Trane Technologies PLC	22,111,709

		52,506,887

Capital Markets – 1.3%
26,704	MarketAxess Holdings, Inc.	12,708,968
73,624	Tradeweb Markets, Inc., Class A	6,406,024

		19,114,992

Chemicals – 1.1%
323,914	Danimer Scientific, Inc.*	6,329,280
66,071	PPG Industries, Inc.	10,541,628

		16,870,908

Construction Materials – 1.0%
39,058	Martin Marietta Materials, Inc.	14,890,862

Consumer Finance – 1.0%
115,099	Discover Financial Services	14,757,994

Containers & Packaging – 1.8%
270,806	Ball Corp.	25,986,544

Diversified Consumer Services – 0.7%
129,821	Chegg, Inc.*	10,803,704

Electrical Equipment – 2.9%
109,010	AMETEK, Inc.	14,822,089
84,146	Rockwell Automation, Inc.	27,385,316

		42,207,405

Electronic Equipment, Instruments & Components – 3.1%
302,834	Amphenol Corp., Class A	23,206,170
122,106	Keysight Technologies, Inc.*	21,903,374

		45,109,544

Entertainment – 1.5%
167,499	Live Nation Entertainment, Inc.*	14,522,163
32,875	Spotify Technology SA*	7,703,928

		22,226,091

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 0.8%
136,091	Equity LifeStyle Properties, Inc.REIT	11,577,261

Food Products – 2.4%
229,360	McCormick & Co., Inc.	19,791,475
833,960	Utz Brands, Inc.	16,195,503

		35,986,978

Health Care Equipment & Supplies – 8.7%
29,637	Align Technology, Inc.*	21,012,633
41,474	IDEXX Laboratories, Inc.*	27,943,522
96,926	Insulet Corp.*	28,865,532
75,773	West Pharmaceutical Services, Inc.	34,220,602
106,199	Zimmer Biomet Holdings, Inc.	15,977,640

		128,019,929

Health Care Providers & Services – 1.6%
180,706	Guardant Health, Inc.*	22,998,453

Health Care Technology – 2.9%
223,835	Certara, Inc.*	7,514,141
107,863	Veeva Systems, Inc., Class A*	35,808,359

		43,322,500

Hotels, Restaurants & Leisure – 2.4%
194,105	Expedia Group, Inc.*	28,048,172
59,898	Yum! Brands, Inc.	7,848,435

		35,896,607

Insurance – 0.5%
246,044	Ryan Specialty Group Holdings, Inc., Class A*	8,097,308

Interactive Media & Services – 2.9%
136,192	Bumble, Inc., Class A*	7,422,464
168,765	Match Group, Inc.*	23,195,062
182,645	Twitter, Inc.*	11,780,602

		42,398,128

Internet & Direct Marketing Retail – 2.2%
147,534	Etsy, Inc.*	31,905,703

IT Services – 2.3%
11,634	EPAM Systems, Inc.*	7,362,112
69,872	Okta, Inc.*	18,418,259
102,240	Shift4 Payments, Inc., Class A*	8,762,990

		34,543,361

Life Sciences Tools & Services – 3.7%
29,734	10X Genomics, Inc., Class A*	5,230,805
156,396	Adaptive Biotechnologies Corp.*	5,680,303
134,241	Agilent Technologies, Inc.	23,555,268
106,875	PerkinElmer, Inc.	19,750,500

		54,216,876

Machinery – 2.8%
62,639	Cummins, Inc.	14,781,551
194,206	Fortive Corp.	14,345,997
130,379	ITT, Inc.	12,473,359

		41,600,907

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 0.5%
261,644	Discovery, Inc., Class A*(a)	$7,545,813

Oil, Gas & Consumable Fuels – 1.3%
89,453	Cheniere Energy, Inc.*	7,823,560
71,608	Pioneer Natural Resources Co.	10,717,569

		18,541,129

Pharmaceuticals – 1.6%
181,025	Catalent, Inc.*	23,612,901

Professional Services – 4.8%
352,813	CoStar Group, Inc.*	29,897,373
93,768	TransUnion	11,395,625
146,180	Verisk Analytics, Inc.	29,493,277

		70,786,275

Road & Rail – 2.0%
78,211	Old Dominion Freight Line, Inc.	22,581,080
31,315	Saia, Inc.*	7,519,671

		30,100,751

Semiconductors & Semiconductor Equipment – 5.5%
94,636	Cree, Inc.*	8,042,167
121,295	Entegris, Inc.	14,572,381
255,055	Marvell Technology, Inc.	15,606,816
105,206	Microchip Technology, Inc.	16,555,216
88,132	MKS Instruments, Inc.	12,971,268
286,074	ON Semiconductor Corp.*	12,690,243

		80,438,091

Software – 19.9%
54,558	ANSYS, Inc.*	19,933,311
73,206	Bill.com Holdings, Inc.*	20,086,994
56,155	C3.ai, Inc., Class A*(a)	2,894,229
224,490	Cadence Design Systems, Inc.*	36,699,625
127,844	DocuSign, Inc.*	37,872,506
187,382	Dynatrace, Inc.*	12,878,765
42,480	HubSpot, Inc.*	29,076,286
72,960	Palo Alto Networks, Inc.*	33,637,478
50,543	Paycom Software, Inc.*	24,710,473
30,463	Procore Technologies, Inc.*(a)	2,762,994
82,588	RingCentral, Inc., Class A*	20,833,649
183,249	Splunk, Inc.*	28,013,275
101,682	UiPath, Inc., Class A*	6,426,302
64,685	Zscaler, Inc.*	18,004,423

		293,830,310

Specialty Retail – 4.1%
49,196	Burlington Stores, Inc.*	14,733,710
27,203	O’Reilly Automotive, Inc.*	16,160,758
15,447	RH*	10,823,250
47,939	Ulta Beauty, Inc.*	18,567,254

		60,284,972

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.3%
83,929	Lululemon Athletica, Inc.*	33,585,868

TOTAL COMMON STOCKS
(Cost $953,723,779 )		$1,455,839,227

Shares	Dividend Rate	Value

Investment Company – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,911,294	0.026%	$13,911,294
(Cost $13,911,294)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $967,635,073)		$1,469,750,521

Securities Lending Reinvestment Vehicle – 0.5%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,447,030	0.026%	$7,447,030
(Cost $7,447,030)

TOTAL INVESTMENTS – 100.2%
(Cost $975,082,103)		$1,477,197,551

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(2,951,523)

NET ASSETS – 100.0%		$1,474,246,028

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 2.1%
5,480	Kratos Defense & Security Solutions, Inc.*	$135,466
2,253	Maxar Technologies, Inc.	71,623
2,819	Moog, Inc., Class A	223,941

		431,030

Auto Components – 1.2%
1,594	Fox Factory Holding Corp.*	244,950

Automobiles – 0.8%
2,306	Winnebago Industries, Inc.	160,544

Biotechnology – 11.7%
1,873	4D Molecular Therapeutics, Inc.*	57,220
3,474	ACADIA Pharmaceuticals, Inc.*	60,830
1,599	Acceleron Pharma, Inc.*	214,074
4,620	Agios Pharmaceuticals, Inc.*	206,422
4,061	Akouos, Inc.*	48,285
3,829	Allogene Therapeutics, Inc.*	91,322
1,195	Applied Molecular Transport, Inc.*	35,934
4,992	Avidity Biosciences, Inc.*	114,017
2,460	Beam Therapeutics, Inc.*	272,863
3,976	Cytokinetics, Inc.*	131,089
4,003	Design Therapeutics, Inc.*	62,927
3,786	Dyne Therapeutics, Inc.*	64,097
2,062	Generation Bio Co.*	51,550
7,974	Halozyme Therapeutics, Inc.*	334,828
5,677	Inozyme Pharma, Inc.*	87,539
433	Intellia Therapeutics, Inc.*	69,510
2,942	Kronos Bio, Inc.*	61,517
5,867	MaxCyte, Inc.*	90,117
869	PTC Therapeutics, Inc.*	37,932
1,775	Repare Therapeutics, Inc. (Canada)*	60,350
5,220	Sutro Biopharma, Inc.*	113,378
2,322	Y-mAbs Therapeutics, Inc.*	71,471
1,230	Zentalis Pharmaceuticals, Inc.*	83,874

		2,421,146

Building Products – 3.6%
4,016	AAON, Inc.	273,530
3,979	AZEK Co., Inc. (The)*	169,067
2,097	Gibraltar Industries, Inc.*	156,562
1,232	Masonite International Corp.*	147,446

		746,605

Capital Markets – 3.5%
2,148	Houlihan Lokey, Inc.	193,750
3,716	Moelis & Co., Class A	230,206
5,358	Open Lending Corp., Class A*	198,085
4,460	Virtu Financial, Inc., Class A	109,181

		731,222

Chemicals – 2.2%
2,230	Ashland Global Holdings, Inc.	203,175
1,737	Balchem Corp.	243,910

		447,085

Common Stocks – (continued)
Commercial Services & Supplies – 0.5%
794	Tetra Tech, Inc.	114,209

Construction & Engineering – 1.4%
4,219	Ameresco, Inc., Class A*	291,744

Diversified Telecommunication Services – 0.8%
1,577	Bandwidth, Inc., Class A*	162,273

Electronic Equipment, Instruments & Components – 2.8%
1,788	908 Devices, Inc.*	64,368
2,132	Badger Meter, Inc.	228,316
1,944	Novanta, Inc.*	297,859

		590,543

Food Products – 0.7%
1,211	Freshpet, Inc.*	155,177

Health Care Equipment & Supplies – 6.2%
4,690	Axonics, Inc.*	351,656
544	Figs, Inc., Class A*(a)	22,310
785	Hill-Rom Holdings, Inc.	114,280
1,083	Inari Medical, Inc.*	88,654
3,889	Neogen Corp.*	170,260
1,688	Outset Medical, Inc.*	83,202
1,581	Shockwave Medical, Inc.*	338,666
963	Tandem Diabetes Care, Inc.*	108,020

		1,277,048

Health Care Providers & Services – 2.0%
5,829	Alignment Healthcare, Inc.*	102,998
3,231	Castle Biosciences, Inc.*	247,915
1,166	National Research Corp.	62,964

		413,877

Health Care Technology – 1.6%
1,710	Omnicell, Inc.*	265,512
1,704	Simulations Plus, Inc.	75,487

		340,999

Hotels, Restaurants & Leisure – 4.0%
1,396	Shake Shack, Inc., Class A*	121,103
2,817	Texas Roadhouse, Inc.	267,615
1,508	Wingstop, Inc.	259,270
2,600	Wyndham Hotels & Resorts, Inc.	189,020

		837,008

Household Durables – 3.5%
7,521	Purple Innovation, Inc.*	183,513
6,768	Sonos, Inc.*	268,893
799	TopBuild Corp.*	174,813
3,538	Traeger, Inc.*	88,945

		716,164

Internet & Direct Marketing Retail – 1.4%
2,851	Poshmark, Inc., Class A*	83,192
3,466	Revolve Group, Inc.*	199,156

		282,348

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 1.0%
3,403	BigCommerce Holdings, Inc.Series 1*	$202,615

Leisure Products – 2.4%
2,314	Latham Group, Inc.*	50,839
3,065	Malibu Boats, Inc., Class A*	219,454
2,268	YETI Holdings, Inc.*	225,303

		495,596

Life Sciences Tools & Services – 3.6%
3,614	Alpha Teknova, Inc.*	68,702
5,297	Codex DNA, Inc.*	68,702
3,039	Nautilus Biotechnology, Inc.*	23,978
1,970	Olink Holding AB ADR (Sweden)*	63,059
7,303	Pacific Biosciences of California, Inc.*	228,657
4,081	Quanterix Corp.*	208,335
4,221	Rapid Micro Biosystems, Inc., Class A*(a)	79,777

		741,210

Machinery – 10.0%
2,045	Chart Industries, Inc.*	385,237
5,530	Colfax Corp.*	266,380
6,622	Evoqua Water Technologies Corp.*	257,728
4,145	Federal Signal Corp.	168,411
2,039	Franklin Electric Co., Inc.	173,274
1,145	RBC Bearings, Inc.*	265,091
4,892	Shyft Group, Inc. (The)	215,297
1,943	Watts Water Technologies, Inc., Class A	333,361

		2,064,779

Media – 0.4%
3,024	PubMatic, Inc., Class A*	88,150

Personal Products – 1.0%
6,781	elf Beauty, Inc.*	209,872

Pharmaceuticals – 1.0%
1,387	Atea Pharmaceuticals, Inc.*	41,222
3,963	Omeros Corp.*(a)	64,597
489	Pharvaris NV (Netherlands)*	9,897
3,268	Rani Therapeutics Holdings, Inc., Class A*(a)	60,262
4,421	Theravance Biopharma, Inc.*	36,694

		212,672

Road & Rail – 1.1%
915	Saia, Inc.*	219,719

Semiconductors & Semiconductor Equipment – 9.1%
2,148	Ambarella, Inc.*	222,468
5,861	Axcelis Technologies, Inc.*	291,350
2,056	Brooks Automation, Inc.	174,678
5,580	FormFactor, Inc.*	216,950
4,808	MACOM Technology Solutions Holdings, Inc.*	291,894
2,045	Onto Innovation, Inc.*	151,596
2,934	Power Integrations, Inc.	318,750
3,117	Semtech Corp.*	217,941

		1,885,627

Common Stocks – (continued)
Software – 15.0%
4,528	Alkami Technology, Inc.*	129,320
2,126	Alteryx, Inc., Class A*	157,260
12,077	BTRS Holdings, Inc.*	131,760
3,536	Couchbase, Inc.*	177,613
3,374	Domo, Inc., Class B*	301,973
6,943	EverCommerce, Inc.*	149,969
3,625	LivePerson, Inc.*	232,362
2,805	Olo, Inc., Class A*	107,684
4,631	PagerDuty, Inc.*	198,207
2,761	Rapid7, Inc.*	335,517
3,948	Sailpoint Technologies Holdings, Inc.*	185,003
2,243	Sprout Social, Inc., Class A*	272,749
5,492	Tenable Holdings, Inc.*	243,680
6,731	Vertex, Inc., Class A*	139,332
5,060	WalkMe Ltd. (Israel)*	140,364
1,525	Workiva, Inc.*	213,912

		3,116,705

Specialty Retail – 1.6%
7,534	Leslie’s, Inc.*	181,720
4,948	MYT Netherlands Parent BV ADR (Germany)*	141,711

		323,431

Textiles, Apparel & Luxury Goods – 1.8%
2,656	Crocs, Inc.*	379,330

Trading Companies & Distributors – 0.6%
4,638	Core & Main, Inc., Class A*	127,220

TOTAL COMMON STOCKS
(Cost $14,334,374)		$20,430,898

Shares	Dividend Rate	Value

Investment Company – 1.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
249,984	0.026%	$249,984
(Cost $249,984)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $14,584,358)		$20,680,882

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
141,504	0.026%	$141,504
(Cost $141,504)

TOTAL INVESTMENTS – 100.5%
(Cost $14,725,862)		$20,822,386

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(98,440)

NET ASSETS – 100.0%		$20,723,946

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 0.1%
147,760	Virgin Galactic Holdings, Inc.*(a)	$4,005,774

Air Freight & Logistics – 0.4%
174,304	GXO Logistics, Inc.*	14,256,324

Auto Components – 0.9%
198,082	Fox Factory Holding Corp.*	30,439,261

Biotechnology – 8.9%
681,574	Agios Pharmaceuticals, Inc.*	30,452,726
316,705	Allogene Therapeutics, Inc.*	7,553,414
180,760	Alnylam Pharmaceuticals, Inc.*	36,410,487
87,484	Argenx SE ADR (Netherlands)*	28,958,954
411,197	Beam Therapeutics, Inc.*	45,609,971
1,269,713	Exelixis, Inc.*	24,340,398
845,476	Halozyme Therapeutics, Inc.*	35,501,537
44,247	Intellia Therapeutics, Inc.*	7,102,971
479,676	Neurocrine Biosciences, Inc.*	45,665,155
56,279	Novavax, Inc.*	13,424,793
57,259	Twist Bioscience Corp.*	6,482,292
196,267	Ultragenyx Pharmaceutical, Inc.*	18,898,550
334,467	Y-mAbs Therapeutics, Inc.*	10,294,894

		310,696,142

Building Products – 3.0%
324,410	Allegion PLC	46,711,796
942,832	AZEK Co., Inc. (The)*	40,060,932
59,500	Lennox International, Inc.	19,943,210

		106,715,938

Capital Markets – 2.2%
268,758	Evercore, Inc., Class A	37,529,367
556,996	Stifel Financial Corp.	38,488,424

		76,017,791

Chemicals – 2.9%
409,085	Ashland Global Holdings, Inc.	37,271,734
525,434	RPM International, Inc.	43,237,964
137,339	Scotts Miracle-Gro Co. (The)	21,538,876

		102,048,574

Commercial Services & Supplies – 0.8%
194,175	Tetra Tech, Inc.	27,930,132

Communications Equipment – 0.4%
270,855	Ciena Corp.*	15,473,946

Construction & Engineering – 0.5%
248,762	Ameresco, Inc., Class A*	17,201,892

Containers & Packaging – 1.2%
189,349	Avery Dennison Corp.	42,677,371

Distributors – 1.2%
87,660	Pool Corp.	43,330,338

Electrical Equipment – 1.5%
85,087	Generac Holdings, Inc.*	37,181,317

Common Stocks – (continued)
Electrical Equipment – (continued)
514,621	Shoals Technologies Group, Inc., Class A*	16,761,206

		53,942,523

Electronic Equipment, Instruments & Components – 3.0%
347,817	Novanta, Inc.*	53,292,521
114,543	Teledyne Technologies, Inc.*	53,076,935

		106,369,456

Food Products – 1.3%
279,062	Freshpet, Inc.*	35,759,005
620,859	Oatly Group AB ADR*	11,312,051

		47,071,056

Health Care Equipment & Supplies – 3.4%
250,127	Axonics, Inc.*	18,754,522
84,966	Figs, Inc., Class A*(a)	3,484,456
372,597	Neogen Corp.*	16,312,297
399,693	Tandem Diabetes Care, Inc.*	44,833,564
93,099	Teleflex, Inc.	36,816,930

		120,201,769

Health Care Providers & Services – 4.4%
915,730	Alignment Healthcare, Inc.*	16,180,949
245,074	Castle Biosciences, Inc.*	18,804,528
447,118	Guardant Health, Inc.*	56,904,708
228,465	Molina Healthcare, Inc.*	61,404,538

		153,294,723

Health Care Technology – 0.8%
860,556	Certara, Inc.*	28,888,865

Hotels, Restaurants & Leisure – 2.4%
302,459	Planet Fitness, Inc., Class A*	24,589,917
331,481	Texas Roadhouse, Inc.	31,490,695
360,975	Wyndham Hotels & Resorts, Inc.	26,242,882

		82,323,494

Household Durables – 0.4%
592,944	Traeger, Inc.*(a)	14,906,612

Interactive Media & Services – 0.7%
436,429	Bumble, Inc., Class A*	23,785,380

Internet & Direct Marketing Retail – 0.9%
244,024	Revolve Group, Inc.*	14,021,619
392,908	Stitch Fix, Inc., Class A*	16,466,774

		30,488,393

IT Services – 2.8%
403,219	DigitalOcean Holdings, Inc.*	24,870,548
100,334	MongoDB, Inc.*	39,313,871
409,064	Shift4 Payments, Inc., Class A*	35,060,876

		99,245,295

Leisure Products – 2.7%
325,133	Brunswick Corp.	31,495,634
387,533	Latham Group, Inc.*	8,514,100

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – (continued)
175,945	Polaris, Inc.	$21,071,173
325,755	YETI Holdings, Inc.*	32,360,502

		93,441,409

Life Sciences Tools & Services – 7.3%
169,292	10X Genomics, Inc., Class A*	29,781,849
131,389	Berkeley Lights, Inc.*	4,672,193
119,052	Bio-Techne Corp.	59,423,615
461,649	Pacific Biosciences of California, Inc.*	14,454,230
359,980	PerkinElmer, Inc.	66,524,304
342,302	Quanterix Corp.*	17,474,517
155,372	Repligen Corp.*	43,967,169
838,690	Stevanato Group SPA (Italy)*	20,765,964

		257,063,841

Machinery – 5.8%
239,385	Chart Industries, Inc.*	45,095,346
884,920	Colfax Corp.*	42,626,596
210,084	IDEX Corp.	47,058,816
170,092	RBC Bearings, Inc.*	39,379,700
263,004	Toro Co. (The)	28,914,660

		203,075,118

Pharmaceuticals – 0.9%
222,517	Atea Pharmaceuticals, Inc.*	6,613,205
790,090	Elanco Animal Health, Inc.*	26,373,204

		32,986,409

Professional Services – 2.1%
387,324	Booz Allen Hamilton Holding Corp.	31,725,709
297,209	Jacobs Engineering Group, Inc.	40,111,326

		71,837,035

Road & Rail – 0.4%
174,304	XPO Logistics, Inc.*	15,148,761

Semiconductors & Semiconductor Equipment – 8.9%
1,048,515	Allegro MicroSystems, Inc. (Japan)*	31,507,876
413,145	Brooks Automation, Inc.	35,100,799
91,589	Enphase Energy, Inc.*	15,911,757
626,937	Entegris, Inc.	75,320,211
724,796	Lattice Semiconductor Corp.*	45,024,327
349,477	MKS Instruments, Inc.	51,436,025
119,876	Monolithic Power Systems, Inc.	59,330,229

		313,631,224

Software – 17.2%
305,851	Avalara, Inc.*	54,961,425
229,766	Bill.com Holdings, Inc.*	63,045,493
280,764	Blackline, Inc.*	30,631,352
1,140,101	Dynatrace, Inc.*	78,359,142
298,255	Elastic NV*	47,586,585
1,163,241	EverCommerce, Inc.*	25,126,006
48,847	Monday.com Ltd.*(a)	18,530,598
393,799	nCino, Inc.*	24,419,476
320,433	Olo, Inc., Class A*	12,301,423
174,543	Procore Technologies, Inc.*(a)	15,831,050

Common Stocks – (continued)
Software – (continued)
666,610	Qualtrics International, Inc., Class A*	30,184,101
444,285	Rapid7, Inc.*	53,989,513
526,162	Sailpoint Technologies Holdings, Inc.*	24,655,951
505,436	Smartsheet, Inc., Class A*	40,217,543
689,636	Varonis Systems, Inc.*	47,591,780
254,734	Workiva, Inc.*	35,731,538

		603,162,976

Specialty Retail – 4.2%
192,789	Five Below, Inc.*	41,027,427
390,803	Floor & Decor Holdings, Inc., Class A*	48,186,010
81,658	RH*	57,215,311

		146,428,748

Textiles, Apparel & Luxury Goods – 3.3%
222,729	Crocs, Inc.*	31,810,156
128,267	Deckers Outdoor Corp.*	53,673,326
1,192,372	Levi Strauss & Co., Class A	31,252,070

		116,735,552

Trading Companies & Distributors – 1.9%
950,742	Core & Main, Inc., Class A*	26,078,853
204,625	SiteOne Landscape Supply, Inc.*	40,945,462

		67,024,315

TOTAL COMMON STOCKS
(Cost $2,366,162,945)		$3,471,846,437

Shares	Dividend Rate	Value

Investment Company – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
31,272,380	0.026%	$31,272,380
(Cost $31,272,380)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,397,435,325)		$3,503,118,817

Securities Lending Reinvestment Vehicle – 0.5%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,738,133	0.026%	$18,738,133
(Cost $18,738,133)

TOTAL INVESTMENTS – 100.2%
(Cost $2,416,173,458)		$3,521,856,950

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(8,018,187)

NET ASSETS – 100.0%		$3,513,838,763

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 0.5%
5,209	Boeing Co. (The)*	$1,143,376

Air Freight & Logistics – 1.1%
12,319	United Parcel Service, Inc., Class B	2,409,966

Auto Components – 0.5%
7,259	Aptiv PLC*	1,104,747

Automobiles – 1.5%
4,550	Tesla, Inc.*	3,347,526

Beverages – 1.5%
36,518	Coca-Cola Co. (The)	2,056,328
14,273	Monster Beverage Corp.*	1,392,617

		3,448,945

Biotechnology – 2.8%
4,257	Alnylam Pharmaceuticals, Inc.*	857,487
9,533	BioMarin Pharmaceutical, Inc.*	802,774
25,617	Genmab A/S ADR (Denmark)*	1,213,990
3,379	Moderna, Inc.*	1,272,835
9,374	Sarepta Therapeutics, Inc.*	732,297
8,326	Seagen, Inc.*	1,395,438

		6,274,821

Capital Markets – 1.3%
32,772	Charles Schwab Corp. (The)	2,387,440
5,120	Intercontinental Exchange, Inc.	611,994

		2,999,434

Chemicals – 1.8%
15,209	Danimer Scientific, Inc.*	297,184
4,991	Ecolab, Inc.	1,124,772
3,982	Linde PLC (United Kingdom)	1,252,697
4,752	Sherwin-Williams Co. (The)	1,443,040

		4,117,693

Construction Materials – 0.4%
2,480	Martin Marietta Materials, Inc.	945,500

Diversified Consumer Services – 0.4%
11,223	Chegg, Inc.*	933,978

Electronic Equipment, Instruments & Components – 0.7%
21,046	Amphenol Corp., Class A	1,612,755

Entertainment – 2.5%
11,378	Live Nation Entertainment, Inc.*	986,473
7,991	Netflix, Inc.*	4,548,397

		5,534,870

Equity Real Estate Investment Trusts (REITs) – 1.6%
6,907	American Tower Corp. REIT	2,018,018
1,935	Equinix, Inc. REIT	1,632,076

		3,650,094

Food & Staples Retailing – 0.5%
7,465	Walmart, Inc.	1,105,567

Common Stocks – (continued)
Food Products – 1.3%
21,748	McCormick & Co., Inc.	1,876,635
16,981	Mondelez International, Inc., Class A	1,054,011

		2,930,646

Health Care Equipment & Supplies – 4.9%
40,967	Boston Scientific Corp.*	1,849,660
7,929	Danaher Corp.	2,570,265
4,560	Insulet Corp.*	1,358,013
2,656	Intuitive Surgical, Inc.*	2,798,255
5,382	West Pharmaceutical Services, Inc.	2,430,619

		11,006,812

Health Care Providers & Services – 0.4%
7,317	Guardant Health, Inc.*	931,235

Health Care Technology – 0.9%
38,394	American Well Corp., Class A*	411,200
4,740	Veeva Systems, Inc., Class A*	1,573,585

		1,984,785

Hotels, Restaurants & Leisure – 1.5%
712	Chipotle Mexican Grill, Inc.*	1,355,171
8,262	McDonald’s Corp.	1,961,894

		3,317,065

Interactive Media & Services – 13.1%
3,894	Alphabet, Inc., Class A*	11,269,042
2,384	Alphabet, Inc., Class C*	6,935,628
25,608	Facebook, Inc., Class A*	9,715,163
21,864	Snap, Inc., Class A*	1,664,069

		29,583,902

Internet & Direct Marketing Retail – 8.0%
4,558	Amazon.com, Inc.*	15,819,861
5,913	Etsy, Inc.*	1,278,745
25,899	Farfetch Ltd., Class A (United Kingdom)*	1,084,132

		18,182,738

IT Services – 10.2%
16,812	Fidelity National Information Services, Inc.	2,148,069
5,728	Global Payments, Inc.	931,602
16,724	Mastercard, Inc., Class A	5,790,350
4,755	Okta, Inc.*	1,253,418
17,863	PayPal Holdings, Inc.*	5,156,334
427	Shopify, Inc., Class A (Canada)*	651,081
5,902	Snowflake, Inc., Class A*	1,796,274
23,079	Visa, Inc., Class A	5,287,399

		23,014,527

Life Sciences Tools & Services – 1.4%
3,724	10X Genomics, Inc., Class A*	655,126
21,376	Adaptive Biotechnologies Corp.*	776,376
3,831	Illumina, Inc.*	1,751,380

		3,182,882

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 0.8%
4,848	Deere & Co.	$1,832,689

Personal Products – 0.7%
4,910	Estee Lauder Cos., Inc. (The), Class A	1,671,806

Pharmaceuticals – 1.4%
12,236	Eli Lilly & Co.	3,160,436

Professional Services – 1.1%
12,495	Verisk Analytics, Inc.	2,520,991

Road & Rail – 1.3%
13,683	Union Pacific Corp.	2,967,022

Semiconductors & Semiconductor Equipment – 5.2%
62,373	Marvell Technology, Inc.	3,816,604
35,091	NVIDIA Corp.	7,855,120

		11,671,724

Software – 17.7%
8,932	Adobe, Inc.*	5,928,168
5,043	Atlassian Corp. PLC, Class A*	1,851,084
5,932	Bill.com Holdings, Inc.*	1,627,681
10,085	C3.ai, Inc., Class A*(a)	519,781
3,772	HubSpot, Inc.*	2,581,821
55,351	Microsoft Corp.	16,709,360
25,377	Qualtrics International, Inc., Class A*	1,149,071
3,821	ServiceNow, Inc.*	2,459,348
15,718	Splunk, Inc.*	2,402,811
8,182	UiPath, Inc., Class A*(a)	517,102
15,975	Workday, Inc., Class A*	4,363,731

		40,109,958

Specialty Retail – 1.1%
20,573	Ross Stores, Inc.	2,435,843

Technology Hardware, Storage & Peripherals – 8.2%
122,136	Apple, Inc.	18,543,909

Textiles, Apparel & Luxury Goods – 3.0%
5,415	Lululemon Athletica, Inc.*	2,166,921
24,556	NIKE, Inc., Class B	4,045,355
5,919	PVH Corp.*	620,252

		6,832,528

TOTAL COMMON STOCKS
(Cost $92,580,698)		$224,510,770

Shares	Dividend Rate	Value

Investment Company – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,330,594	0.026%	$1,330,594
(Cost $1,330,594)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $93,911,292)		$225,841,364

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,015,902	0.026%	$1,015,902
(Cost $1,015,902)

TOTAL INVESTMENTS – 100.3%
(Cost $94,927,194)		$226,857,266

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(791,374)

NET ASSETS – 100.0%		$226,065,892

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.4%
Communications Equipment – 2.3%
363,368	Cisco Systems, Inc.	$21,445,979

Entertainment – 3.4%
174,735	Activision Blizzard, Inc.	14,392,922
98,150	Walt Disney Co. (The)*	17,794,595

		32,187,517

Equity Real Estate Investment Trusts (REITs) – 4.7%
80,451	American Tower Corp. REIT	23,505,369
25,354	Equinix, Inc. REIT	21,384,831

		44,890,200

Interactive Media & Services – 16.6%
11,569	Alphabet, Inc., Class A*	33,480,108
23,112	Alphabet, Inc., Class C*	67,238,355
111,102	Facebook, Inc., Class A*	42,149,877
194,075	Snap, Inc., Class A*	14,771,048

		157,639,388

Internet & Direct Marketing Retail – 8.5%
16,679	Amazon.com, Inc.*	57,889,307
184,600	Meituan, Class B (China)*(a)	5,902,506
9,203	MercadoLibre, Inc. (Argentina)*	17,186,142

		80,977,955

IT Services – 13.1%
37,573	Accenture PLC, Class A	12,645,569
156,545	Fidelity National Information Services, Inc.	20,001,755
58,914	Mastercard, Inc., Class A	20,397,794
120,269	PayPal Holdings, Inc.*	34,716,849
6,720	Shopify, Inc., Class A (Canada)*	10,246,522
44,845	Snowflake, Inc., Class A*	13,648,576
57,773	Visa, Inc., Class A	13,235,794

		124,892,859

Road & Rail – 1.7%
418,849	Uber Technologies, Inc.*	16,393,750

Semiconductors & Semiconductor Equipment – 15.7%
40,960	KLA Corp.	13,924,762
22,327	Lam Research Corp.	13,503,816
483,003	Marvell Technology, Inc.	29,554,954
82,982	Microchip Technology, Inc.	13,058,047
96,664	NVIDIA Corp.	21,638,236
75,191	NXP Semiconductors NV (China)	16,175,840
168,661	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	20,072,346
109,966	Texas Instruments, Inc.	20,993,609

		148,921,610

Software – 29.9%
53,834	Adobe, Inc.*	35,729,626
65,288	Atlassian Corp. PLC, Class A*	23,964,613
39,715	HubSpot, Inc.*	27,183,726
293,758	Microsoft Corp.	88,679,665
29,758	Palo Alto Networks, Inc.*	13,719,628

Common Stocks – (continued)
Software – (continued)
41,046	Paycom Software, Inc.*	20,067,390
24,537	ServiceNow, Inc.*	15,792,995
137,868	Splunk, Inc.*	21,075,881
186,556	UiPath, Inc., Class A*	11,790,339
95,021	Workday, Inc., Class A*	25,955,936

		283,959,799

Technology Hardware, Storage & Peripherals – 2.5%
157,057	Apple, Inc.	23,845,964

TOTAL COMMON STOCKS
(Cost $434,995,354)		$935,155,021

Shares	Dividend Rate	Value

Investment Company – 2.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,184,235	0.026%	$19,184,235
(Cost $19,184,235)

TOTAL INVESTMENTS – 100.4%
(Cost $454,179,589)		$954,339,256

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(3,914,306)

NET ASSETS – 100.0%		$950,424,950

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.2%
Auto Components – 1.8%
2,066	Aptiv PLC*	$314,424

Banks – 3.4%
3,623	JPMorgan Chase & Co.	579,499

Biotechnology – 0.5%
967	BioMarin Pharmaceutical, Inc.*	81,431

Building Products – 0.3%
1,398	AZEK Co., Inc. (The)*	59,401

Capital Markets – 4.8%
419	BlackRock, Inc.	395,239
4,150	Morgan Stanley	433,384

		828,623

Chemicals – 4.1%
2,345	Danimer Scientific, Inc.*	45,821
1,404	Ecolab, Inc.	316,406
1,114	Linde PLC (United Kingdom)	350,453

		712,680

Communications Equipment – 2.6%
7,634	Cisco Systems, Inc.	450,559

Consumer Finance – 2.2%
2,280	American Express Co.	378,389

Containers & Packaging – 2.4%
4,304	Ball Corp.	413,012

Diversified Telecommunication Services – 1.9%
11,696	AT&T, Inc.	320,704

Electric Utilities – 2.6%
5,354	NextEra Energy, Inc.	449,682

Electrical Equipment – 4.0%
2,164	Eaton Corp. PLC	364,331
986	Rockwell Automation, Inc.	320,894

		685,225

Entertainment – 2.6%
2,459	Walt Disney Co. (The)*	445,817

Equity Real Estate Investment Trusts (REITs) – 2.1%
637	American Tower Corp. REIT	186,112
216	Equinix, Inc. REIT	182,185

		368,297

Food Products – 1.6%
3,147	McCormick & Co., Inc.	271,555

Health Care Equipment & Supplies – 3.1%
1,656	Danaher Corp.	536,809

Health Care Providers & Services – 3.6%
4,247	CVS Health Corp.	366,898
628	Humana, Inc.	254,604

		621,502

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.9%
1,381	McDonald’s Corp.	327,932

Household Products – 2.7%
3,333	Procter & Gamble Co. (The)	474,586

Industrial Conglomerates – 2.0%
3,286	General Electric Co.	346,377

Interactive Media & Services – 6.0%
359	Alphabet, Inc., Class A*	1,038,928

Internet & Direct Marketing Retail – 1.6%
1,296	Etsy, Inc.*	280,273

IT Services – 3.0%
2,228	Visa, Inc., Class A	510,435

Machinery – 1.2%
541	Deere & Co.	204,514

Media – 1.4%
4,664	New York Times Co. (The), Class A	236,838

Pharmaceuticals – 4.6%
4,780	Bristol-Myers Squibb Co.	319,591
1,836	Eli Lilly & Co.	474,220

		793,811

Road & Rail – 2.6%
2,033	Union Pacific Corp.	440,836

Semiconductors & Semiconductor Equipment – 7.7%
2,915	Cree, Inc.*	247,717
5,323	Marvell Technology, Inc.	325,714
1,894	NVIDIA Corp.	423,972
1,711	Texas Instruments, Inc.	326,647

		1,324,050

Software – 10.7%
543	Adobe, Inc.*	360,389
3,948	Microsoft Corp.	1,191,822
1,059	Workday, Inc., Class A*	289,277

		1,841,488

Technology Hardware, Storage & Peripherals – 5.1%
5,808	Apple, Inc.	881,829

Textiles, Apparel & Luxury Goods – 2.4%
2,518	NIKE, Inc., Class B	414,815

Water Utilities – 1.7%
1,584	American Water Works Co., Inc.	288,684

TOTAL COMMON STOCKS
(Cost $11,318,870)		$16,923,005

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Investment Company – 1.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
273,779	0.026%	$273,779
(Cost $273,779)

TOTAL INVESTMENTS – 99.8%
(Cost $11,592,649)		$17,196,784

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		29,936

NET ASSETS – 100.0%		$17,226,720

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2021

	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund
Assets:
Investments in unaffiliated issuers, at value (cost $691,918,089, $109,600,022 and $24,770,251, respectively)(a)	$1,263,648,133	$221,571,790	$37,823,243
Investments in affiliated issuers, at value (cost $4,496,378, $164,062 and $544,338, respectively)	4,496,378	164,062	544,338
Investments in securities lending reinvestment vehicle, at value which equals cost	3,856,622	—	—
Cash	16,458,709	500,000	52,070
Receivables:
Investments sold	6,593,898	1,611,495	—
Dividends	958,857	104,434	28,932
Fund shares sold	321,849	86,692	5,175
Reimbursement from investment adviser	68,128	36,416	28,465
Foreign tax reclaims	2,054	—	—
Securities lending income	958	—	—
Other assets	53,273	40,262	24,624
Total assets	1,296,458,859	224,115,151	38,506,847

Liabilities:
Payables:
Investments purchased	10,329,195	2,341,957	—
Upon return of securities loaned	3,856,622	—	—
Fund shares redeemed	1,016,762	55,712	—
Management fees	740,278	140,298	17,490
Distribution and Service fees and Transfer Agency fees	366,714	10,419	4,621
Accrued expenses	341,290	147,138	112,336
Total liabilities	16,650,861	2,695,524	134,447

Net Assets:
Paid-in capital	615,298,051	77,327,495	23,515,431
Total distributable earnings	664,509,947	144,092,132	14,856,969
NET ASSETS	$1,279,807,998	$221,419,627	$38,372,400
Net Assets:
Class A	$961,786,102	$11,575,408	$7,359,231
Class C	21,143,752	1,007,859	1,354,291
Institutional	118,822,842	16,788,892	4,513,599
Service	2,151,065	—	—
Investor	21,889,388	296,356	51,833
Class R6	8,706,765	1,496,559	334,237
Class R	12,608,414	41,931	46,369
Class P	132,699,670	190,212,622	24,712,840
Total Net Assets	$1,279,807,998	$221,419,627	$38,372,400
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	27,997,012	420,156	434,533
Class C	1,064,859	49,073	95,567
Institutional	2,969,464	555,504	243,230
Service	66,362	—	—
Investor	622,151	10,461	2,865
Class R6	217,906	49,640	18,052
Class R	391,677	1,606	2,884
Class P	3,322,078	6,311,491	1,334,042
Net asset value, offering and redemption price per share:(b)
Class A	$ 34.35	$ 27.55	$ 16.94
Class C	19.86	20.54	14.17
Institutional	40.01	30.22	18.56
Service	32.41	—	—
Investor	35.18	28.33	18.09
Class R6	39.96	30.15	18.52
Class R	32.19	26.11	16.08
Class P	39.94	30.14	18.52

(a)	Includes loaned securities having a market value of $3,785,604 for Capital Growth.
(b)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth and Flexible Cap Funds is $36.35, $29.15 and $17.93, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Growth Opportunities Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Assets:
Investments in unaffiliated issuers, at value (cost $953,723,779, $14,334,374 and $2,366,162,945, respectively)(a)	$1,455,839,227	$20,430,898	$3,471,846,437
Investments in affiliated issuers, at value (cost $13,911,294, $249,984 and $31,272,380, respectively)	13,911,294	249,984	31,272,380
Investments in securities lending reinvestment vehicle, at value which equals cost	7,447,030	141,504	18,738,133
Cash	—	49,047	4,935,230
Receivables:
Investments sold	33,587,928	126,599	5,323,698
Fund shares sold	765,380	—	4,329,148
Dividends	488,463	6,114	975,570
Reimbursement from investment adviser	171,431	107,638	107,662
Securities lending income	4,754	2,616	21,462
Other assets	77,044	5,829	191,082
Total assets	1,512,292,551	21,120,229	3,537,740,802

Liabilities:
Payables:
Investments purchased	22,549,649	—	—
Upon return of securities loaned	7,447,030	141,504	18,738,133
Due to custodian	4,633,012	—	—
Fund shares redeemed	1,671,950	—	1,816,392
Management fees	1,121,192	14,508	2,351,414
Distribution and Service fees and Transfer Agency fees	247,298	1,011	496,517
Accrued expenses	376,392	239,260	499,583
Total liabilities	38,046,523	396,283	23,902,039

Net Assets:
Paid-in capital	781,143,143	12,515,355	2,068,589,157
Total distributable earnings	693,102,885	8,208,591	1,445,249,606
NET ASSETS	$1,474,246,028	$20,723,946	$3,513,838,763
Net Assets:
Class A	$404,921,181	$668,736	$470,940,994
Class C	23,336,879	119,284	145,721,296
Institutional	478,127,408	14,312,865	1,303,225,575
Service	33,113,865	—	22,781,170
Investor	105,877,635	91,410	815,104,380
Class R6	283,232,954	91,635	139,453,478
Class R	54,986,627	90,577	14,817,922
Class P	90,649,479	5,349,439	601,793,948
Total Net Assets	$1,474,246,028	$20,723,946	$3,513,838,763
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	22,248,020	39,593	16,635,689
Class C	5,444,046	7,148	6,865,034
Institutional	17,919,223	842,692	40,804,111
Service	2,072,906	—	846,264
Investor	5,137,840	5,389	26,874,941
Class R6	10,598,950	5,394	4,361,244
Class R	3,437,976	5,380	561,155
Class P	3,390,492	315,058	18,817,918
Net asset value, offering and redemption price per share:(b)
Class A	$ 18.20	$ 16.89	$ 28.31
Class C	4.29	16.69	21.23
Institutional	26.68	16.98	31.94
Service	15.97	—	26.92
Investor	20.61	16.96	30.33
Class R6	26.72	16.99	31.98
Class R	15.99	16.84	26.41
Class P	26.74	16.98	31.98

(a)	Includes loaned securities having a market value of $7,302,820, $138,540 and $18,130,704 for Growth Opportunities, Small Cap Growth and Small/Mid Cap Growth Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Growth Opportunities, Small Cap Growth and Small/Mid Cap Growth Funds is $19.26, $17.87 and $29.96, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Assets:
Investments in unaffiliated issuers, at value (cost $92,580,698, $434,995,354 and $11,318,870, respectively)(a)	$224,510,770	$935,155,021	$16,923,005
Investments in affiliated issuers, at value (cost $1,330,594, $19,184,235 and $273,779, respectively)	1,330,594	19,184,235	273,779
Investments in securities lending reinvestment vehicle, at value which equals cost	1,015,902	—	—
Cash	500,000	1,051,501	66,162
Receivables:
Dividends	111,828	338,895	14,690
Fund shares sold	77,937	422,920	11,928
Reimbursement from investment adviser	48,837	96,034	67,340
Securities lending income	245	1,841	—
Investments sold	—	1,476,799	—
Other assets	50,752	142,157	20,942
Total assets	227,646,865	957,869,403	17,377,846

Liabilities:
Payables:
Upon return of securities loaned	1,015,902	—	—
Fund shares redeemed	249,866	736,452	8,771
Management fees	132,807	732,907	7,832
Distribution and Service fees and Transfer Agency fees	30,995	228,957	5,392
Investments purchased	—	5,503,305	—
Accrued expenses	151,403	242,832	129,131
Total liabilities	1,580,973	7,444,453	151,126

Net Assets:
Paid-in capital	72,221,429	353,432,561	11,055,550
Total distributable earnings	153,844,463	596,992,389	6,171,170
NET ASSETS	$226,065,892	$950,424,950	$17,226,720
Net Assets:
Class A	$63,591,245	$503,552,784	$7,353,575
Class C	3,901,236	27,865,774	2,430,038
Institutional	62,893,826	190,704,875	1,921,143
Service	622,668	38,670,269	—
Investor	3,231,696	41,403,147	878,004
Class R6	789,278	3,134,479	1,198,551
Class R	213,258	—	482,002
Class P	90,822,685	145,093,622	2,963,407
Total Net Assets	$226,065,892	$950,424,950	$17,226,720
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,160,846	14,356,716	389,322
Class C	617,066	1,139,174	137,207
Institutional	4,336,924	4,606,059	100,437
Service	52,037	1,146,817	—
Investor	224,211	1,025,150	45,880
Class R6	54,567	75,651	62,628
Class R	18,457	—	25,356
Class P	6,290,028	3,502,055	154,923
Net asset value, offering and redemption price per share:(b)
Class A	$ 12.32	$ 35.07	$ 18.89
Class C	6.32	24.46	17.71
Institutional	14.50	41.40	19.13
Service	11.97	33.72	—
Investor	14.41	40.39	19.14
Class R6	14.46	41.43	19.14
Class R	11.55	—	19.01
Class P	14.44	41.43	19.13

(a)	Includes loaned securities having a market value of $984,944 for Strategic Growth.
(b)	Maximum public offering price per share for Class A Shares of the Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds is $13.04, $37.11 and $19.99, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $19,987, $6,166 and $262, respectively)	$10,211,212	$923,480	$339,709

Securities lending income — unaffiliated issuer	127,170	6,066	271

Dividends — affiliated issuers	814	389	88

Total investment income	10,339,196	929,935	340,068

Expenses:

Management fees	7,678,577	1,471,820	160,356

Distribution and Service (12b-1) fees	2,303,303	32,749	26,241

Transfer Agency fees	1,489,650	74,141	19,228

Custody, accounting and administrative services	205,695	40,464	29,915

Printing and mailing costs	131,305	33,698	13,994

Registration fees	122,146	97,350	125,009

Professional fees	103,101	97,595	103,160

Service fees — Class C	43,481	2,589	3,208

Trustee fees	21,602	20,253	20,005

Shareholder administration fees — Service Shares	4,416	—	—

Other	13,141	6,208	3,102

Total expenses	12,116,417	1,876,867	504,218

Less — expense reductions	(574,532)	(297,084)	(295,061)

Net expenses	11,541,885	1,579,783	209,157

NET INVESTMENT INCOME (LOSS)	(1,202,689)	(649,848)	130,911

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	112,670,809	34,008,869	1,824,645

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	201,303,265	16,761,188	6,011,617

Foreign currency translations	(39)	—	—

Net realized and unrealized gain	313,974,035	50,770,057	7,836,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,771,346	$50,120,209	$7,967,173

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Capital Growth	$2,114,267	$130,442	$4,416	$54,178	$1,353,143	$27,828	$34,953	$706	$21,074	$1,477	$17,337	$33,132
Concentrated Growth	24,806	7,766	—	177	15,876	1,656	5,859	—	354	256	57	50,083
Flexible Cap	16,334	9,625	—	282	10,454	2,054	755	—	69	77	90	5,729

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Growth Opportunities Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,711, $– and $–, respectively)	$4,739,378	$44,100	$7,546,898

Securities lending income — unaffiliated issuer	339,378	7,622	280,515

Dividends — affiliated issuers	3,629	110	13,578

Total investment income	5,082,385	51,832	7,840,991

Expenses:

Management fees	12,708,911	172,188	24,489,899

Distribution and Service (12b-1) fees	1,484,072	2,400	2,312,020

Transfer Agency fees	1,185,770	8,518	2,609,726

Custody, accounting and administrative services	159,936	31,140	319,071

Registration fees	137,182	92,886	198,577

Professional fees	128,325	160,479	96,623

Printing and mailing costs	112,489	70,474	98,789

Shareholder Administration fees — Service Shares	77,072	—	81,669

Service fees — Class C	63,854	287	387,144

Trustee fees	22,055	19,990	24,468

Amortization of offering costs	—	10,861	—

Other	23,799	32,542	53,315

Total expenses	16,103,465	601,765	30,671,301

Less — expense reductions	(1,545,583)	(414,476)	(683,666)

Net expenses	14,557,882	187,289	29,987,635

NET INVESTMENT LOSS	(9,475,497)	(135,457)	(22,146,644)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	257,986,575	2,863,972	477,942,099

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	154,463,280	2,800,407	476,822,391

Net realized and unrealized gain	412,449,855	5,664,379	954,764,490

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,974,358	$5,528,922	$932,617,846

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Opportunities	$949,370	$191,562	$77,072	$266,068	$607,602	$40,867	$186,262	$12,332	$154,633	$73,116	$85,143	$25,815
Small Cap Growth	1,134	860	—	406	726	184	5,964	—	130	24	130	1,360
Small/Mid Cap Growth	991,118	1,161,432	81,669	77,801	634,321	247,774	459,799	13,067	1,061,789	32,426	24,897	135,653

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,349, $81,879 and $–, respectively)	$983,999	$4,129,089	$164,608

Securities lending income — unaffiliated issuer	41,034	280,748	831

Dividends — affiliated issuers	245	3,122	35

Total investment income	1,025,278	4,412,959	165,474

Expenses:

Management fees	1,384,722	7,695,326	71,611

Distribution and Service (12b-1) fees	150,270	1,407,051	32,214

Transfer Agency fees	134,349	937,765	15,668

Registration fees	123,185	110,584	100,218

Professional fees	102,192	102,273	188,716

Printing and mailing costs	57,663	150,280	37,143

Custody, accounting and administrative services	38,776	104,918	19,145

Trustee fees	20,264	21,182	19,999

Service fees — Class C	10,667	67,456	5,411

Shareholder Administration fees — Service Shares	1,277	92,492	—

Other	7,019	1,352	3,425

Total expenses	2,030,384	10,690,679	493,550

Less — expense reductions	(343,860)	(949,311)	(360,992)

Net expenses	1,686,524	9,741,368	132,558

NET INVESTMENT INCOME (LOSS)	(661,246)	(5,328,409)	32,916

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	27,166,411	120,819,810	657,932

Foreign currency transactions	—	(692)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	25,948,742	102,237,201	3,301,444

Net realized and unrealized gain	53,115,153	223,056,319	3,959,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,453,907	$217,727,910	$3,992,292

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Strategic Growth	$116,383	$32,001	$1,277	$609	$74,486	$6,827	$23,262	$204	$4,613	$202	$195	$24,560
Technology Opportunities	1,112,192	202,367	92,492	—	711,809	43,172	65,652	14,799	72,164	571	—	29,598
U.S. Equity ESG	15,485	16,232	—	497	9,911	3,463	592	—	761	350	159	432

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund		Concentrated Growth Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income (loss)	$(1,202,689)	$2,641,405	$(649,848)	$(131,790)

Net realized gain	112,670,809	35,198,989	34,008,869	13,618,666

Net change in unrealized gain	201,303,226	143,218,010	16,761,188	42,115,306

Net increase in net assets resulting from operations	312,771,346	181,058,404	50,120,209	55,602,182

Distributions to shareholders:

From distributable earnings:

Class A Shares	(29,785,751)	(29,383,082)	(589,089)	(570,407)

Class C Shares	(947,434)	(1,094,018)	(92,741)	(82,505)

Institutional Shares	(2,366,718)	(2,359,339)	(802,543)	(939,102)

Service Shares	(56,146)	(70,266)	—	—

Investor Shares	(371,777)	(310,127)	(12,344)	(11,029)

Class R6 Shares	(92,242)	(78,605)	(45,645)	(40,913)

Class R Shares	(385,346)	(366,639)	(2,170)	(3,148)

Class P Shares	(3,547,586)	(3,401,935)	(9,334,561)	(10,103,292)

Total distributions to shareholders	(37,553,000)	(37,064,011)	(10,879,093)	(11,750,396)

From share transactions:

Proceeds from sales of shares	110,074,487	32,027,024	15,178,558	6,673,794

Reinvestment of distributions	35,803,881	35,117,504	10,783,130	11,629,845

Cost of shares redeemed	(117,761,664)	(126,823,345)	(29,601,069)	(25,388,297)

Net increase (decrease) in net assets resulting from share transactions	28,116,704	(59,678,817)	(3,639,381)	(7,084,658)

TOTAL INCREASE	303,335,050	84,315,576	35,601,735	36,767,128

Net assets:

Beginning of year	976,472,948	892,157,372	185,817,892	149,050,764

End of year	$1,279,807,998	$976,472,948	$221,419,627	$185,817,892

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Fund		Growth Opportunities Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income (loss)	$130,911	$158,714	$(9,475,497)	$(5,206,960)

Net realized gain	1,824,645	1,298,428	257,986,575	255,049,975

Net change in unrealized gain	6,011,617	2,881,593	154,463,280	47,781,792

Net increase in net assets resulting from operations	7,967,173	4,338,735	402,974,358	297,624,807

Distributions to shareholders:

From distributable earnings:

Class A Shares	(348,337)	(329,577)	(80,419,726)	(84,857,623)

Class C Shares	(76,792)	(83,942)	(15,392,994)	(17,520,548)

Institutional Shares	(30,388)	(35,557)	(73,299,105)	(101,191,952)

Service Shares	—	—	(7,330,638)	(7,618,287)

Investor Shares	(2,137)	(4,078)	(17,952,306)	(18,957,577)

Class R6 Shares	(13,001)	(12,478)	(36,107,697)	(39,106,235)

Class R Shares	(2,962)	(2,314)	(12,453,846)	(12,585,464)

Class P Shares	(868,917)	(648,520)	(13,547,235)	(13,993,377)

Total distributions to shareholders	(1,342,534)	(1,116,466)	(256,503,547)	(295,831,063)

From share transactions:

Proceeds from sales of shares	9,481,676	2,838,561	260,135,416	246,951,218

Reinvestment of distributions	1,342,533	1,116,467	239,672,958	272,525,182

Cost of shares redeemed	(2,605,305)	(2,328,449)	(431,164,146)	(526,294,400)

Net increase (decrease) in net assets resulting from share transactions	8,218,904	1,626,579	68,644,228	(6,818,000)

TOTAL INCREASE (DECREASE)	14,843,543	4,848,848	215,115,039	(5,024,256)

Net assets:

Beginning of year	23,528,857	18,680,009	1,259,130,989	1,264,155,245

End of year	$38,372,400	$23,528,857	$1,474,246,028	$1,259,130,989

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Small Cap Growth Fund		Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2021	For the Period October 31, 2019* to August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment loss	$(135,457)	$(38,007)	$(22,146,644)	$(10,626,178)

Net realized gain	2,863,972	681,031	477,942,099	333,727,471

Net change in unrealized gain	2,800,407	3,296,117	476,822,391	235,696,580

Net increase in net assets resulting from operations	5,528,922	3,939,141	932,617,846	558,797,873

Distributions to shareholders:

From distributable earnings:

Class A Shares	(22,970)	(82)	(49,888,744)	(39,805,523)

Class C Shares	(8,216)	(18)	(30,046,612)	(27,720,082)

Institutional Shares	(953,009)	(8,547)	(138,905,563)	(106,605,505)

Service Shares	—	—	(6,207,186)	(2,626,257)

Investor Shares	(5,612)	(104)	(77,471,106)	(52,201,231)

Class R6 Shares	(5,676)	(117)	(12,136,651)	(7,519,351)

Class R Shares	(5,508)	(61)	(2,365,428)	(2,127,370)

Class P Shares	(250,100)	(117)	(46,974,296)	(24,025,405)

Total distributions to shareholders	(1,251,091)	(9,046)	(363,995,586)	(262,630,724)

From share transactions:

Proceeds from sales of shares	8,222,531	10,431,165	1,149,686,953	584,729,950

Reinvestment of distributions	1,251,091	9,047	339,495,791	237,385,247

Cost of shares redeemed	(6,834,486)	(563,328)	(829,149,871)	(834,560,777)

Net increase (decrease) in net assets resulting from share transactions	2,639,136	9,876,884	660,032,873	(12,445,580)

TOTAL INCREASE	6,916,967	13,806,979	1,228,655,133	283,721,569

Net assets:

Beginning of period	13,806,979	—	2,285,183,630	2,001,462,061

End of period	$20,723,946	$13,806,979	$3,513,838,763	$2,285,183,630

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment loss	$(661,246)	$(17,349)	$(5,328,409)	$(2,837,247)

Net realized gain	27,166,411	24,739,132	120,819,118	64,543,294

Net change in unrealized gain	25,948,742	34,445,849	102,237,201	186,929,345

Net increase in net assets resulting from operations	52,453,907	59,167,632	217,727,910	248,635,392

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,753,617)	(4,611,552)	(37,649,057)	(46,818,272)

Class C Shares	(1,246,700)	(998,734)	(3,403,030)	(4,769,848)

Institutional Shares	(7,620,404)	(7,359,404)	(11,618,167)	(10,990,995)

Service Shares	(79,067)	(100,316)	(3,325,261)	(4,475,409)

Investor Shares	(382,724)	(235,813)	(3,999,623)	(2,550,857)

Class R6 Shares	(84,347)	(54,771)	(113,026)	(32,559)

Class R Shares	(6,717)	(41,983)	—	—

Class P Shares	(10,678,494)	(10,817,531)	(5,859,003)	(3,525,530)

Total distributions to shareholders	(25,852,070)	(24,220,104)	(65,967,167)	(73,163,470)

From share transactions:

Proceeds from sales of shares	36,302,264	27,015,766	171,089,507	203,785,120

Reinvestment of distributions	25,398,921	23,784,787	62,828,022	68,777,718

Cost of shares redeemed	(46,298,529)	(62,657,586)	(206,094,335)	(155,360,052)

Net increase (decrease) in net assets resulting from share transactions	15,402,656	(11,857,033)	27,823,194	117,202,786

TOTAL INCREASE	42,004,493	23,090,495	179,583,937	292,674,708

Net assets:

Beginning of year	184,061,399	160,970,904	770,841,013	478,166,305

End of year	$226,065,892	$184,061,399	$950,424,950	$770,841,013

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	U.S. Equity ESG Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$32,916	$72,576

Net realized gain	657,932	1,207,438

Net change in unrealized gain	3,301,444	419,704

Net increase in net assets resulting from operations	3,992,292	1,699,718

Distributions to shareholders:

From distributable earnings:

Class A Shares	(600,873)	(177,225)

Class C Shares	(212,062)	(59,804)

Institutional Shares	(138,080)	(39,352)

Investor Shares	(38,039)	(11,386)

Class R6 Shares	(127,443)	(123,480)

Class R Shares	(2,431)	(824)

Class P Shares	(91,452)	(100,044)

Total distributions to shareholders	(1,210,380)	(512,115)

From share transactions:

Proceeds from sales of shares	3,995,264	2,753,884

Reinvestment of distributions	1,123,800	486,610

Cost of shares redeemed	(1,637,812)	(6,067,463)

Net increase (decrease) in net assets resulting from share transactions	3,481,252	(2,826,969)

TOTAL INCREASE (DECREASE)	6,263,164	(1,639,366)

Net assets:

Beginning of year	10,963,556	12,602,922

End of year	$17,226,720	$10,963,556

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$26.94	$22.93	$32.46	$28.92	$24.15

Net investment income (loss)(a)	(0.05)	0.05	0.08	0.02	0.04

Net realized and unrealized gain (loss)	8.52	4.93	(0.28)	6.01	5.07

Total from investment operations	8.47	4.98	(0.20)	6.03	5.11

Distributions to shareholders from net investment income	(0.06)	(0.08)	— (b)	(0.02)	(0.01)

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.06)	(0.97)	(9.33)	(2.49)	(0.34)

Net asset value, end of year	$34.35	$26.94	$22.93	$32.46	$28.92

Total Return(c)	32.38%	22.26%	3.72%	22.01%	21.47%

Net assets, end of year (in 000’s)	$961,786	$776,919	$708,827	$745,362	$671,371

Ratio of net expenses to average net assets	1.11%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.17%	1.22%	1.22%	1.31%	1.51%

Ratio of net investment income (loss) to average net assets	(0.17)%	0.23%	0.36%	0.06%	0.14%

Portfolio turnover rate(d)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$16.05	$14.05	$24.01	$22.13	$18.68

Net investment loss(a)	(0.16)	(0.06)	(0.07)	(0.16)	(0.12)

Net realized and unrealized gain (loss)	4.97	2.95	(0.56)	4.51	3.90

Total from investment operations	4.81	2.89	(0.63)	4.35	3.78

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Net asset value, end of year	$19.86	$16.05	$14.05	$24.01	$22.13

Total Return(b)	31.41%	21.37%	3.01%	21.11%	20.59%

Net assets, end of year (in 000’s)	$21,144	$16,596	$18,674	$65,983	$62,701

Ratio of net expenses to average net assets	1.86%	1.89%	1.89%	1.89%	1.90%

Ratio of total expenses to average net assets	1.92%	1.97%	1.97%	2.06%	2.26%

Ratio of net investment loss to average net assets	(0.92)%	(0.45)%	(0.41)%	(0.70)%	(0.61)%

Portfolio turnover rate(c)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$31.19	$26.39	$35.76	$31.60	$26.35

Net investment income(a)	0.07	0.16	0.20	0.13	0.15

Net realized and unrealized gain (loss)	9.90	5.70	(0.17)	6.62	5.54

Total from investment operations	9.97	5.86	0.03	6.75	5.69

Distributions to shareholders from net investment income	(0.15)	(0.17)	(0.07)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.15)	(1.06)	(9.40)	(2.59)	(0.44)

Net asset value, end of year	$40.01	$31.19	$26.39	$35.76	$31.60

Total Return(b)	32.86%	22.71%	4.14%	22.50%	21.96%

Net assets, end of year (in 000’s)	$118,823	$64,708	$60,169	$77,293	$165,948

Ratio of net expenses to average net assets	0.74%	0.76%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.80%	0.84%	0.83%	0.93%	1.11%

Ratio of net investment income to average net assets	0.20%	0.58%	0.74%	0.40%	0.54%

Portfolio turnover rate(c)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$25.46	$21.73	$31.33	$28.00	$23.40

Net investment income (loss)(a)	(0.08)	0.03	0.06	(0.01)	— (b)

Net realized and unrealized gain (loss)	8.04	4.66	(0.33)	5.81	4.93

Total from investment operations	7.96	4.69	(0.27)	5.80	4.93

Distributions to shareholders from net investment income	(0.01)	(0.07)	—	—	—

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.01)	(0.96)	(9.33)	(2.47)	(0.33)

Net asset value, end of year	$32.41	$25.46	$21.73	$31.33	$28.00

Total Return(c)	32.21%	22.12%	3.57%	21.91%	21.36%

Net assets, end of year (in 000’s)	$2,151	$1,814	$1,546	$1,802	$1,437

Ratio of net expenses to average net assets	1.24%	1.26%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.30%	1.34%	1.33%	1.41%	1.61%

Ratio of net investment income (loss) to average net assets	(0.30)%	0.13%	0.25%	(0.04)%	0.02%

Portfolio turnover rate(d)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$27.56	$23.43	$32.94	$29.31	$24.48

Net investment income(a)	0.02	0.11	0.15	0.09	0.11

Net realized and unrealized gain (loss)	8.73	5.05	(0.28)	6.11	5.13

Total from investment operations	8.75	5.16	(0.13)	6.20	5.24

Distributions to shareholders from net investment income	(0.13)	(0.14)	(0.05)	(0.10)	(0.08)

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.13)	(1.03)	(9.38)	(2.57)	(0.41)

Net asset value, end of year	$35.18	$27.56	$23.43	$32.94	$29.31

Total Return(b)	32.71%	22.56%	3.96%	22.35%	21.77%

Net assets, end of year (in 000’s)	$21,889	$8,703	$6,649	$9,259	$8,496

Ratio of net expenses to average net assets	0.86%	0.89%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets	0.92%	0.96%	0.97%	1.06%	1.26%

Ratio of net investment income to average net assets	0.08%	0.46%	0.60%	0.31%	0.43%

Portfolio turnover rate(c)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$31.14	$26.35	$35.75	$31.60	$26.34

Net investment income(a)	0.07	0.16	0.19	0.20	0.16

Net realized and unrealized gain (loss)	9.90	5.69	(0.17)	6.55	5.55

Total from investment operations	9.97	5.85	0.02	6.75	5.71

Distributions to shareholders from net investment income	(0.15)	(0.17)	(0.09)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.15)	(1.06)	(9.42)	(2.60)	(0.45)

Net asset value, end of year	$39.96	$31.14	$26.35	$35.75	$31.60

Total Return(b)	32.92%	22.71%	4.12%	22.53%	21.99%

Net assets, end of year (in 000’s)	$8,707	$2,454	$2,313	$60	$16

Ratio of net expenses to average net assets	0.73%	0.75%	0.74%	0.74%	0.75%

Ratio of total expenses to average net assets	0.78%	0.83%	0.83%	0.90%	1.10%

Ratio of net investment income to average net assets	0.21%	0.59%	0.75%	0.60%	0.56%

Portfolio turnover rate(c)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$25.32	$21.63	$31.26	$28.01	$23.44

Net investment income (loss)(a)	(0.12)	— (b)	0.02	(0.06)	(0.03)

Net realized and unrealized gain (loss)	8.01	4.62	(0.32)	5.81	4.93

Total from investment operations	7.89	4.62	(0.30)	5.75	4.90

Distributions to shareholders from net investment income	(0.02)	(0.04)	—	(0.03)	—

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	(2.47)	(0.33)

Total distributions	(1.02)	(0.93)	(9.33)	(2.50)	(0.33)

Net asset value, end of year	$32.19	$25.32	$21.63	$31.26	$28.01

Total Return(c)	32.09%	21.90%	3.47%	21.73%	21.19%

Net assets, end of year (in 000’s)	$12,608	$10,097	$8,559	$8,887	$8,093

Ratio of net expenses to average net assets	1.36%	1.39%	1.39%	1.39%	1.40%

Ratio of total expenses to average net assets	1.42%	1.47%	1.47%	1.56%	1.77%

Ratio of net investment income (loss) to average net assets	(0.42)%	0.01%	0.11%	(0.20)%	(0.10)%

Portfolio turnover rate(d)	46%	47%	55%	93%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Capital Growth Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$31.13	$26.34	$35.74	$33.39

Net investment income(b)	0.07	0.16	0.20	0.09

Net realized and unrealized gain (loss)	9.89	5.69	(0.18)	2.26

Total from investment operations	9.96	5.85	0.02	2.35

Distributions to shareholders from net investment income	(0.15)	(0.17)	(0.09)	—

Distributions to shareholders from net realized gains	(1.00)	(0.89)	(9.33)	—

Total distributions	(1.15)	(1.06)	(9.42)	—

Net asset value, end of period	$39.94	$31.13	$26.34	$35.74

Total Return(c)	32.90%	22.73%	4.13%	7.04%

Net assets, end of period (in 000’s)	$132,700	$95,182	$85,422	$104,131

Ratio of net expenses to average net assets	0.73%	0.75%	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.79%	0.83%	0.82%	0.85	%(d)

Ratio of net investment income to average net assets	0.21%	0.59%	0.75%	0.72	%(d)

Portfolio turnover rate(e)	46%	47%	55%	93%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$22.91	$17.55	$19.33	$17.62	$15.06

Net investment income (loss)(a)	(0.15)	(0.08)	(0.03)	(0.01)	0.02

Net realized and unrealized gain	6.24	6.92	0.35	3.82	2.64

Total from investment operations	6.09	6.84	0.32	3.81	2.66

Distributions to shareholders from net investment income	—	—	—	— (b)	(0.03)

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Total distributions	(1.45)	(1.48)	(2.10)	(2.10)	(0.10)

Net asset value, end of year	$27.55	$22.91	$17.55	$19.33	$17.62

Total Return(c)	28.17%	41.52%	3.58%	23.68%	17.75%

Net assets, end of year (in 000’s)	$11,575	$9,302	$6,735	$5,633	$5,462

Ratio of net expenses to average net assets	1.11%	1.16%	1.16%	1.17%	1.20%

Ratio of total expenses to average net assets	1.32%	1.37%	1.45%	1.51%	1.65%

Ratio of net investment income (loss) to average net assets	(0.63)%	(0.44)%	(0.18)%	(0.05)%	0.11%

Portfolio turnover rate(d)	37%	36%	40%	44%	54	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.56	$13.87	$15.88	$14.93	$12.84

Net investment loss(a)	(0.24)	(0.17)	(0.13)	(0.12)	(0.08)

Net realized and unrealized gain	4.67	5.34	0.22	3.17	2.24

Total from investment operations	4.43	5.17	0.09	3.05	2.16

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Net asset value, end of year	$20.54	$17.56	$13.87	$15.88	$14.93

Total Return(b)	27.24%	40.47%	2.81%	22.74%	16.88%

Net assets, end of year (in 000’s)	$1,008	$1,162	$823	$2,137	$2,210

Ratio of net expenses to average net assets	1.86%	1.91%	1.91%	1.92%	1.95%

Ratio of total expenses to average net assets	2.07%	2.10%	2.21%	2.26%	2.40%

Ratio of net investment loss to average net assets	(1.38)%	(1.23)%	(0.98)%	(0.80)%	(0.61)%

Portfolio turnover rate(c)	37%	36%	40%	44%	54	%(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$24.92	$18.93	$20.61	$18.65	$15.94

Net investment income (loss)(a)	(0.08)	(0.01)	0.03	0.06	0.09

Net realized and unrealized gain	6.83	7.50	0.41	4.07	2.78

Total from investment operations	6.75	7.49	0.44	4.13	2.87

Distributions to shareholders from net investment income	—	(0.02)	(0.02)	(0.07)	(0.09)

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Total distributions	(1.45)	(1.50)	(2.12)	(2.17)	(0.16)

Net asset value, end of year	$30.22	$24.92	$18.93	$20.61	$18.65

Total Return(b)	28.56%	41.98%	3.98%	24.13%	18.22%

Net assets, end of year (in 000’s)	$16,789	$13,744	$12,497	$15,286	$142,623

Ratio of net expenses to average net assets	0.80%	0.81%	0.80%	0.81%	0.82%

Ratio of total expenses to average net assets	0.95%	1.01%	1.07%	1.20%	1.26%

Ratio of net investment income (loss) to average net assets	(0.32)%	(0.07)%	0.17%	0.31%	0.51%

Portfolio turnover rate(c)	37%	36%	40%	44%	54	%(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.46	$17.90	$19.66	$17.88	$15.28

Net investment income (loss)(a)	(0.09)	(0.03)	0.01	0.03	0.07

Net realized and unrealized gain	6.41	7.07	0.36	3.88	2.67

Total from investment operations	6.32	7.04	0.37	3.91	2.74

Distributions to shareholders from net investment income	—	— (b)	(0.03)	(0.03)	(0.07)

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Total distributions	(1.45)	(1.48)	(2.13)	(2.13)	(0.14)

Net asset value, end of year	$28.33	$23.46	$17.90	$19.66	$17.88

Total Return(c)	28.50%	41.87%	3.83%	23.94%	18.14%

Net assets, end of year (in 000’s)	$296	$189	$133	$463	$780

Ratio of net expenses to average net assets	0.86%	0.91%	0.91%	0.92%	0.95%

Ratio of total expenses to average net assets	1.07%	1.11%	1.22%	1.26%	1.41%

Ratio of net investment income (loss) to average net assets	(0.39)%	(0.18)%	0.03%	0.17%	0.45%

Portfolio turnover rate(d)	37%	36%	40%	44%	54	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$24.86	$18.88	$20.60	$18.65	$15.95

Net investment income (loss)(a)	(0.08)	(0.01)	0.04	0.06	0.13

Net realized and unrealized gain	6.82	7.49	0.39	4.06	2.74

Total from investment operations	6.74	7.48	0.43	4.12	2.87

Distributions to shareholders from net investment income	—	(0.02)	(0.05)	(0.07)	(0.10)

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Total distributions	(1.45)	(1.50)	(2.15)	(2.17)	(0.17)

Net asset value, end of year	$30.15	$24.86	$18.88	$20.60	$18.65

Total Return(b)	28.59%	42.05%	4.00%	24.09%	18.17%

Net assets, end of year (in 000’s)	$1,497	$806	$538	$99	$68

Ratio of net expenses to average net assets	0.79%	0.80%	0.79%	0.80%	0.82%

Ratio of total expenses to average net assets	0.94%	0.98%	1.04%	1.09%	1.32%

Ratio of net investment income (loss) to average net assets	(0.30)%	(0.07)%	0.22%	0.34%	0.74%

Portfolio turnover rate(c)	37%	36%	40%	44%	54	%(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.84	$16.84	$18.68	$17.13	$14.65

Net investment loss(a)	(0.20)	(0.12)	(0.07)	(0.05)	(0.02)

Net realized and unrealized gain	5.92	6.60	0.33	3.70	2.57

Total from investment operations	5.72	6.48	0.26	3.65	2.55

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	(2.10)	(0.07)

Net asset value, end of year	$26.11	$21.84	$16.84	$18.68	$17.13

Total Return(b)	27.84%	41.12%	3.36%	23.37%	17.46%

Net assets, end of year (in 000’s)	$42	$33	$36	$34	$25

Ratio of net expenses to average net assets	1.36%	1.41%	1.41%	1.42%	1.45%

Ratio of total expenses to average net assets	1.57%	1.66%	1.70%	1.75%	1.91%

Ratio of net investment loss to average net assets	(0.88)%	(0.69)%	(0.43)%	(0.29)%	(0.14)%

Portfolio turnover rate(c)	37%	36%	40%	44%	54	%(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$24.85	$18.88	$20.60	$18.54

Net investment income (loss)(b)	(0.08)	(0.01)	0.03	0.02

Net realized and unrealized gain	6.82	7.48	0.40	2.04

Total from investment operations	6.74	7.47	0.43	2.06

Distributions to shareholders from net investment income	—	(0.02)	(0.05)	—

Distributions to shareholders from net realized gains	(1.45)	(1.48)	(2.10)	—

Total distributions	(1.45)	(1.50)	(2.15)	—

Net asset value, end of period	$30.14	$24.85	$18.88	$20.60

Total Return(c)	28.60%	42.00%	4.01%	11.11%

Net assets, end of period (in 000’s)	$190,213	$160,582	$128,289	$143,078

Ratio of net expenses to average net assets	0.79%	0.80%	0.79%	0.79	%(d)

Ratio of total expenses to average net assets	0.94%	0.99%	1.06%	0.72	%(d)

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.06)%	0.18%	0.32	%(d)

Portfolio turnover rate(e)	37%	36%	40%	44%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.78	$11.93	$12.66	$14.09	$11.74

Net investment income(a)	0.03	0.07	0.09	0.09	— (b)

Net realized and unrealized gain	3.93	2.48	0.15	2.17	2.36

Total from investment operations	3.96	2.55	0.24	2.26	2.36

Distributions to shareholders from net investment income	(0.06)	(0.08)	(0.10)	(0.01)	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	(3.68)	(0.01)

Total distributions	(0.80)	(0.70)	(0.97)	(3.69)	(0.01)

Net asset value, end of year	$16.94	$13.78	$11.93	$12.66	$14.09

Total Return(c)	30.12%	22.18%	3.07%	18.82%	20.14%

Net assets, end of year (in 000’s)	$7,359	$5,843	$5,383	$5,490	$5,627

Ratio of net expenses to average net assets	0.96%	1.00%	0.97%	0.95%	1.20%

Ratio of total expenses to average net assets	2.00%	2.47%	2.88%	2.47%	3.01%

Ratio of net investment income (loss) to average net assets	0.21%	0.58%	0.74%	0.73%	(0.01)%

Portfolio turnover rate(d)	43%	69%	50%	157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019		2018	2017
Per Share Data

Net asset value, beginning of year	$11.67	$10.23	$11.00		$12.75	$10.71

Net investment loss(a)	(0.07)	(0.02)	—	(b)	— (b)	(0.09)

Net realized and unrealized gain	3.31	2.10	0.13		1.93	2.14

Total from investment operations	3.24	2.08	0.13		1.93	2.05

Distributions to shareholders from net investment income	—	(0.02)	(0.03)		—	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)		(3.68)	(0.01)

Total distributions	(0.74)	(0.64)	(0.90)		(3.68)	(0.01)

Net asset value, end of year	$14.17	$11.67	$10.23		$11.00	$12.75

Total Return(c)	29.19%	21.16%	2.30%		18.00%	19.18%

Net assets, end of year (in 000’s)	$1,354	$1,516	$1,288		$1,304	$1,512

Ratio of net expenses to average net assets	1.71%	1.75%	1.72%		1.70%	1.95%

Ratio of total expenses to average net assets	2.76%	3.19%	3.63%		3.20%	3.76%

Ratio of net investment loss to average net assets	(0.54)%	(0.16)%	—	%(d)	(0.02)%	(0.75)%

Portfolio turnover rate(e)	43%	69%	50%		157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.01	$12.94	$13.61	$14.88	$12.35

Net investment income(a)	0.09	0.12	0.13	0.14	0.05

Net realized and unrealized gain	4.31	2.70	0.19	2.33	2.49

Total from investment operations	4.40	2.82	0.32	2.47	2.54

Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.12)	(0.06)	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	(3.68)	(0.01)

Total distributions	(0.85)	(0.75)	(0.99)	(3.74)	(0.01)

Net asset value, end of year	$18.56	$15.01	$12.94	$13.61	$14.88

Total Return(b)	30.62%	22.53%	3.47%	19.29%	20.61%

Net assets, end of year (in 000’s)	$4,514	$594	$587	$1,633	$11,111

Ratio of net expenses to average net assets	0.59%	0.62%	0.59%	0.59%	0.82%

Ratio of total expenses to average net assets	1.46%	2.11%	2.41%	2.01%	2.62%

Ratio of net investment income to average net assets	0.54%	0.95%	1.08%	1.04%	0.38%

Portfolio turnover rate(c)	43%	69%	50%	157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.66	$12.65	$13.35	$14.63	$12.16

Net investment income(a)	0.07	0.10	0.12	0.12	0.05

Net realized and unrealized gain	4.19	2.64	0.18	2.28	2.43

Total from investment operations	4.26	2.74	0.30	2.40	2.48

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.13)	—	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	(3.68)	(0.01)

Total distributions	(0.83)	(0.73)	(1.00)	(3.68)	(0.01)

Net asset value, end of year	$18.09	$14.66	$12.65	$13.35	$14.63

Total Return(b)	30.39%	22.43%	3.40%	19.08%	20.43%

Net assets, end of year (in 000’s)	$52	$38	$70	$68	$379

Ratio of net expenses to average net assets	0.71%	0.76%	0.72%	0.70%	0.95%

Ratio of total expenses to average net assets	1.74%	2.66%	2.63%	2.08%	2.83%

Ratio of net investment income to average net assets	0.46%	0.78%	0.99%	0.88%	0.35%

Portfolio turnover rate(c)	43%	69%	50%	157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.98	$12.91	$13.61	$14.88	$12.35

Net investment income(a)	0.10	0.13	0.14	0.15	0.05

Net realized and unrealized gain	4.29	2.69	0.18	2.32	2.49

Total from investment operations	4.39	2.82	0.32	2.47	2.54

Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	(3.68)	(0.01)

Total distributions	(0.85)	(0.75)	(1.02)	(3.74)	(0.01)

Net asset value, end of year	$18.52	$14.98	$12.91	$13.61	$14.88

Total Return(b)	30.64%	22.60%	3.47%	19.27%	20.61%

Net assets, end of year (in 000’s)	$334	$226	$202	$14	$12

Ratio of net expenses to average net assets	0.58%	0.61%	0.59%	0.58%	0.82%

Ratio of total expenses to average net assets	1.61%	2.10%	2.59%	2.09%	2.61%

Ratio of net investment income to average net assets	0.59%	0.96%	1.17%	1.11%	0.39%

Portfolio turnover rate(c)	43%	69%	50%	157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.13	$11.40	$12.14	$13.67	$11.42

Net investment income (loss)(a)	(0.01)	0.04	0.05	0.06	(0.03)

Net realized and unrealized gain	3.74	2.36	0.16	2.09	2.29

Total from investment operations	3.73	2.40	0.21	2.15	2.26

Distributions to shareholders from net investment income	(0.04)	(0.05)	(0.08)	—	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	(3.68)	(0.01)

Total distributions	(0.78)	(0.67)	(0.95)	(3.68)	(0.01)

Net asset value, end of year	$16.08	$13.13	$11.40	$12.14	$13.67

Total Return(b)	29.78%	21.78%	2.89%	18.50%	19.83%

Net assets, end of year (in 000’s)	$46	$49	$39	$49	$39

Ratio of net expenses to average net assets	1.21%	1.25%	1.22%	1.20%	1.45%

Ratio of total expenses to average net assets	2.23%	2.63%	3.13%	2.74%	3.28%

Ratio of net investment income (loss) to average net assets	(0.04)%	0.33%	0.49%	0.48%	(0.23)%

Portfolio turnover rate(c)	43%	69%	50%	157%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.99	$12.92	$13.61	$12.75

Net investment income(b)	0.10	0.13	0.14	0.09

Net realized and unrealized gain	4.28	2.69	0.19	0.77

Total from investment operations	4.38	2.82	0.33	0.86

Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.15)	—

Distributions to shareholders from net realized gains	(0.74)	(0.62)	(0.87)	—

Total distributions	(0.85)	(0.75)	(1.02)	—

Net asset value, end of period	$18.52	$14.99	$12.92	$13.61

Total Return(c)	30.55%	22.58%	3.56%	6.75%

Net assets, end of period (in 000’s)	$24,713	$15,263	$11,110	$12,616

Ratio of net expenses to average net assets	0.58%	0.61%	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	1.59%	1.94%	2.47%	3.14	%(d)

Ratio of net investment income to average net assets	0.59%	0.96%	1.13%	1.79	%(d)

Portfolio turnover rate(e)	43%	69%	50%	157%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.14	$18.14	$23.42	$23.97	$21.70

Net investment loss(a)	(0.15)	(0.10)	(0.09)	(0.14)	(0.12)

Net realized and unrealized gain	5.26	4.13	0.69	4.20	2.94

Total from investment operations	5.11	4.03	0.60	4.06	2.82

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$18.20	$17.14	$18.14	$23.42	$23.97

Total Return(b)	33.85%	28.84%	8.00%	19.37%	13.40%

Net assets, end of year (in 000’s)	$404,921	$347,644	$331,433	$421,605	$486,115

Ratio of net expenses to average net assets	1.24%	1.25%	1.27%	1.30%	1.30%

Ratio of total expenses to average net assets	1.37%	1.41%	1.39%	1.40%	1.43%

Ratio of net investment loss to average net assets	(0.87)%	(0.64)%	(0.51)%	(0.60)%	(0.56)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.78	$10.16	$16.11	$17.95	$16.52

Net investment loss(a)	(0.07)	(0.09)	(0.13)	(0.22)	(0.22)

Net realized and unrealized gain	1.63	1.74	0.06	2.99	2.20

Total from investment operations	1.56	1.65	(0.07)	2.77	1.98

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$4.29	$6.78	$10.16	$16.11	$17.95

Total Return(b)	32.89%	27.86%	7.24%	18.52%	12.49%

Net assets, end of year (in 000’s)	$23,337	$28,894	$40,072	$77,990	$91,086

Ratio of net expenses to average net assets	1.99%	2.00%	2.02%	2.05%	2.05%

Ratio of total expenses to average net assets	2.12%	2.16%	2.14%	2.15%	2.18%

Ratio of net investment loss to average net assets	(1.62)%	(1.38)%	(1.25)%	(1.35)%	(1.32)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.41	$22.93	$27.78	$27.54	$24.76

Net investment loss(a)	(0.13)	(0.06)	(0.04)	(0.07)	(0.05)

Net realized and unrealized gain	7.45	5.57	1.07	4.92	3.38

Total from investment operations	7.32	5.51	1.03	4.85	3.33

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$26.68	$23.41	$22.93	$27.78	$27.54

Total Return(b)	34.27%	29.33%	8.34%	19.78%	13.81%

Net assets, end of year (in 000’s)	$478,127	$442,693	$491,659	$1,178,239	$1,670,808

Ratio of net expenses to average net assets	0.90%	0.91%	0.93%	0.96%	0.95%

Ratio of total expenses to average net assets	1.00%	1.03%	1.00%	1.01%	1.03%

Ratio of net investment loss to average net assets	(0.53)%	(0.29)%	(0.17)%	(0.26)%	(0.21)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.50	$16.89	$22.29	$23.05	$20.92

Net investment loss(a)	(0.16)	(0.11)	(0.11)	(0.17)	(0.15)

Net realized and unrealized gain	4.68	3.75	0.59	4.02	2.83

Total from investment operations	4.52	3.64	0.48	3.85	2.68

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$15.97	$15.50	$16.89	$22.29	$23.05

Total Return(b)	33.59%	28.64%	7.82%	19.21%	13.22%

Net assets, end of year (in 000’s)	$33,114	$27,723	$27,094	$34,211	$33,159

Ratio of net expenses to average net assets	1.40%	1.41%	1.43%	1.46%	1.45%

Ratio of total expenses to average net assets	1.50%	1.53%	1.51%	1.51%	1.53%

Ratio of net investment loss to average net assets	(1.03)%	(0.79)%	(0.67)%	(0.76)%	(0.71)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$18.90	$19.47	$24.59	$24.90	$22.46

Net investment loss(a)	(0.12)	(0.07)	(0.05)	(0.08)	(0.07)

Net realized and unrealized gain	5.88	4.53	0.81	4.38	3.06

Total from investment operations	5.76	4.46	0.76	4.30	2.99

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$20.61	$18.90	$19.47	$24.59	$24.90

Total Return(b)	34.19%	29.15%	8.33%	19.64%	13.71%

Net assets, end of year (in 000’s)	$105,878	$81,928	$77,012	$93,889	$132,003

Ratio of net expenses to average net assets	0.99%	1.00%	1.01%	1.05%	1.05%

Ratio of total expenses to average net assets	1.12%	1.16%	1.15%	1.15%	1.18%

Ratio of net investment loss to average net assets	(0.62)%	(0.39)%	(0.25)%	(0.35)%	(0.31)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.44	$22.95	$27.80	$27.55	$24.77

Net investment loss(a)	(0.13)	(0.06)	(0.04)	(0.07)	(0.04)

Net realized and unrealized gain	7.46	5.58	1.07	4.93	3.37

Total from investment operations	7.33	5.52	1.03	4.86	3.33

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$26.72	$23.44	$22.95	$27.80	$27.55

Total Return(b)	34.27%	29.35%	8.35%	19.80%	13.80%

Net assets, end of year (in 000’s)	$283,233	$211,480	$181,988	$231,077	$118,634

Ratio of net expenses to average net assets	0.89%	0.90%	0.92%	0.95%	0.93%

Ratio of total expenses to average net assets	0.99%	1.02%	1.00%	0.99%	1.01%

Ratio of net investment loss to average net assets	(0.53)%	(0.28)%	(0.16)%	(0.25)%	(0.18)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.53	$16.92	$22.33	$23.11	$20.99

Net investment loss(a)	(0.17)	(0.12)	(0.13)	(0.19)	(0.17)

Net realized and unrealized gain	4.68	3.76	0.60	4.02	2.84

Total from investment operations	4.51	3.64	0.47	3.83	2.67

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	(4.61)	(0.55)

Net asset value, end of year	$15.99	$15.53	$16.92	$22.33	$23.11

Total Return(b)	33.44%	28.58%	7.75%	19.06%	13.13%

Net assets, end of year (in 000’s)	$54,987	$48,780	$45,005	$54,359	$59,225

Ratio of net expenses to average net assets	1.49%	1.50%	1.51%	1.55%	1.55%

Ratio of total expenses to average net assets	1.62%	1.66%	1.64%	1.65%	1.68%

Ratio of net investment loss to average net assets	(1.12)%	(0.89)%	(0.76)%	(0.85)%	(0.81)%

Portfolio turnover rate(c)	57%	65%	69%	60%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$23.45	$22.96	$27.80	$26.35

Net investment loss(b)	(0.13)	(0.06)	(0.04)	(0.04)

Net realized and unrealized gain	7.47	5.58	1.08	1.49

Total from investment operations	7.34	5.52	1.04	1.45

Distributions to shareholders from net realized gains	(4.05)	(5.03)	(5.88)	—

Net asset value, end of period	$26.74	$23.45	$22.96	$27.80

Total Return(c)	34.26%	29.34%	8.38%	5.50%

Net assets, end of period (in 000’s)	$90,649	$69,989	$69,893	$94,794

Ratio of net expenses to average net assets	0.89%	0.90%	0.92%	0.95	%(d)

Ratio of total expenses to average net assets	0.99%	1.02%	1.00%	1.00	%(d)

Ratio of net investment loss to average net assets	(0.53)%	(0.28)%	(0.16)%	(0.36	)%(d)

Portfolio turnover rate(e)	57%	65%	69%	60%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class A Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.81		$10.00

Net investment loss(b)	(0.16	)(c)	(0.09)

Net realized and unrealized gain	5.36		2.92

Total from investment operations	5.20		2.83

Distributions to shareholders from net investment income	(0.02)		(0.02)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.12)		(0.02)

Net asset value, end of period	$16.89		$12.81

Total Return(d)	41.87%		28.30%

Net assets, end of period (in 000’s)	$669		$175

Ratio of net expenses to average net assets	1.28%		1.30	%(e)

Ratio of total expenses to average net assets	3.50%		8.30	%(e)

Ratio of net investment loss to average net assets	(1.01)%		(0.94	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class C Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.74		$10.00

Net investment loss(b)	(0.27	)(c)	(0.15)

Net realized and unrealized gain	5.32		2.89

Total from investment operations	5.05		2.74

Distributions to shareholders from net investment income	—		—	(d)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.10)		—	(d)

Net asset value, end of period	$16.69		$12.74

Total Return(e)	40.86%		27.44%

Net assets, end of period (in 000’s)	$119		$91

Ratio of net expenses to average net assets	2.03%		2.06	%(f)

Ratio of total expenses to average net assets	4.09%		9.80	%(f)

Ratio of net investment loss to average net assets	(1.78)%		(1.70	)%(f)

Portfolio turnover rate(g)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Institutional Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.84		$10.00

Net investment loss(b)	(0.10	)(c)	(0.05)

Net realized and unrealized gain	5.37		2.91

Total from investment operations	5.27		2.86

Distributions to shareholders from net investment income	(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.13)		(0.02)

Net asset value, end of period	$16.98		$12.84

Total Return(d)	42.36%		28.68%

Net assets, end of period (in 000’s)	$14,313		$10,516

Ratio of net expenses to average net assets	0.91%		0.93	%(e)

Ratio of total expenses to average net assets	2.93%		8.24	%(e)

Ratio of net investment loss to average net assets	(0.66)%		(0.58	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Investor Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.83		$10.00

Net investment loss(b)	(0.12	)(c)	(0.06)

Net realized and unrealized gain	5.37		2.91

Total from investment operations	5.25		2.85

Distributions to shareholders from net investment income	(0.02)		(0.02)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.12)		(0.02)

Net asset value, end of period	$16.96		$12.83

Total Return(d)	42.21%		28.55%

Net assets, end of period (in 000’s)	$91		$64

Ratio of net expenses to average net assets	1.03%		1.06	%(e)

Ratio of total expenses to average net assets	3.13%		9.22	%(e)

Ratio of net investment loss to average net assets	(0.78)%		(0.69	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class R6 Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.84		$10.00

Net investment loss(b)	(0.10	)(c)	(0.05)

Net realized and unrealized gain	5.38		2.91

Total from investment operations	5.28		2.86

Distributions to shareholders from net investment income	(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.13)		(0.02)

Net asset value, end of period	$16.99		$12.84

Total Return(d)	42.44%		28.68%

Net assets, end of period (in 000’s)	$92		$64

Ratio of net expenses to average net assets	0.90%		0.93	%(e)

Ratio of total expenses to average net assets	3.00%		9.08	%(e)

Ratio of net investment loss to average net assets	(0.65)%		(0.55	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class R Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.79		$10.00

Net investment loss(b)	(0.20	)(c)	(0.11)

Net realized and unrealized gain	5.35		2.91

Total from investment operations	5.15		2.80

Distributions to shareholders from net investment income	—		(0.01)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.10)		(0.01)

Net asset value, end of period	$16.84		$12.79

Total Return(d)	41.51%		28.05%

Net assets, end of period (in 000’s)	$91		$64

Ratio of net expenses to average net assets	1.53%		1.56	%(e)

Ratio of total expenses to average net assets	3.62%		9.73	%(e)

Ratio of net investment loss to average net assets	(1.28)%		(1.19	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class P Shares
	Year Ended August 31, 2021		Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$12.84		$10.00

Net investment loss(b)	(0.10	)(c)	(0.05)

Net realized and unrealized gain	5.37		2.91

Total from investment operations	5.27		2.86

Distributions to shareholders from net investment income	(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.10)		—

Total distributions	(1.13)		(0.02)

Net asset value, end of period	$16.98		$12.84

Total Return(d)	42.38%		28.68%

Net assets, end of period (in 000’s)	$5,349		$2,831

Ratio of net expenses to average net assets	0.90%		0.90	%(e)

Ratio of total expenses to average net assets	3.00%		6.73	%(e)

Ratio of net investment loss to average net assets	(0.64)%		(0.55	)%(e)

Portfolio turnover rate(f)	101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$23.56	$20.53	$23.94		$21.81		$19.85

Net investment loss(a)	(0.25)	(0.15)	(0.12	)(b)	(0.14	)(c)	(0.12	)(d)

Net realized and unrealized gain	8.84	6.20	0.36		5.15		2.77

Total from investment operations	8.59	6.05	0.24		5.01		2.65

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$28.31	$23.56	$20.53		$23.94		$21.81

Total Return(e)	39.05%	33.09%	4.33%		25.22%		13.78%

Net assets, end of year (in 000’s)	$470,941	$309,715	$295,072		$346,289		$351,253

Ratio of net expenses to average net assets	1.21%	1.27%	1.26%		1.28%		1.29%

Ratio of total expenses to average net assets	1.26%	1.32%	1.32%		1.35%		1.46%

Ratio of net investment loss to average net assets	(0.94)%	(0.74)%	(0.59	)%(b)	(0.64	)%(c)	(0.62	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$18.59	$16.90	$20.60		$19.27		$17.75

Net investment loss(a)	(0.34)	(0.25)	(0.22	)(b)	(0.27	)(c)	(0.24	)(d)

Net realized and unrealized gain	6.82	4.96	0.17		4.48		2.45

Total from investment operations	6.48	4.71	(0.05)		4.21		2.21

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$21.23	$18.59	$16.90		$20.60		$19.27

Total Return(e)	38.00%	32.18%	3.50%		24.30%		12.98%

Net assets, end of year (in 000’s)	$145,721	$153,835	$166,172		$232,881		$217,385

Ratio of net expenses to average net assets	1.96%	2.02%	2.01%		2.03%		2.04%

Ratio of total expenses to average net assets	2.01%	2.08%	2.07%		2.10%		2.21%

Ratio of net investment loss to average net assets	(1.69)%	(1.55)%	(1.35	)%(b)	(1.38	)%(c)	(1.36	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$26.09	$22.36	$25.63		$23.08		$20.89

Net investment loss(a)	(0.18)	(0.09)	(0.06	)(b)	(0.07	)(c)	(0.05	)(d)

Net realized and unrealized gain	9.87	6.84	0.44		5.50		2.93

Total from investment operations	9.69	6.75	0.38		5.43		2.88

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$31.94	$26.09	$22.36		$25.63		$23.08

Total Return(e)	39.51%	33.55%	4.62%		25.69%		14.21%

Net assets, end of year (in 000’s)	$1,303,226	$921,412	$853,375		$1,067,540		$1,149,459

Ratio of net expenses to average net assets	0.89%	0.94%	0.93%		0.92%		0.92%

Ratio of total expenses to average net assets	0.89%	0.95%	0.93%		0.96%		1.06%

Ratio of net investment loss to average net assets	(0.63)%	(0.39)%	(0.26	)%(b)	(0.27	)%(c)	(0.24	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$22.60	$19.84	$23.32		$21.33		$19.46

Net investment loss(a)	(0.27)	(0.18)	(0.15	)(b)	(0.17	)(c)	(0.14	)(d)

Net realized and unrealized gain	8.43	5.96	0.32		5.04		2.70

Total from investment operations	8.16	5.78	0.17		4.87		2.56

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$26.92	$22.60	$19.84		$23.32		$21.33

Total Return(e)	38.78%	32.87%	4.13%		25.12%		13.59%

Net assets, end of year (in 000’s)	$22,781	$32,215	$18,395		$18,210		$16,520

Ratio of net expenses to average net assets	1.39%	1.44%	1.43%		1.42%		1.42%

Ratio of total expenses to average net assets	1.40%	1.45%	1.44%		1.46%		1.56%

Ratio of net investment loss to average net assets	(1.12)%	(0.92)%	(0.75	)%(b)	(0.77	)%(c)	(0.73	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$24.96	$21.53	$24.85		$22.48		$20.39

Net investment loss(a)	(0.19)	(0.10)	(0.07	)(b)	(0.09	)(c)	(0.08	)(d)

Net realized and unrealized gain	9.40	6.55	0.40		5.34		2.86

Total from investment operations	9.21	6.45	0.33		5.25		2.78

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$30.33	$24.96	$21.53		$24.85		$22.48

Total Return(e)	39.37%	33.44%	4.57%		25.57%		14.06%

Net assets, end of year (in 000’s)	$815,104	$495,629	$409,019		$529,670		$437,309

Ratio of net expenses to average net assets	0.96%	1.02%	1.01%		1.03%		1.04%

Ratio of total expenses to average net assets	1.01%	1.07%	1.07%		1.10%		1.21%

Ratio of net investment loss to average net assets	(0.69)%	(0.47)%	(0.34	)%(b)	(0.38	)%(c)	(0.36	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$26.12	$22.38	$25.64		$23.09		$20.89

Net investment loss(a)	(0.18)	(0.08)	(0.05	)(b)	(0.06	)(c)	(0.04	)(d)

Net realized and unrealized gain	9.88	6.84	0.44		5.49		2.93

Total from investment operations	9.70	6.76	0.39		5.43		2.89

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$31.98	$26.12	$22.38		$25.64		$23.09

Total Return(e)	39.51%	33.56%	4.67%		25.68%		14.26%

Net assets, end of year (in 000’s)	$139,453	$73,863	$54,916		$39,263		$22,660

Ratio of net expenses to average net assets	0.88%	0.93%	0.92%		0.91%		0.90%

Ratio of total expenses to average net assets	0.88%	0.94%	0.93%		0.95%		1.04%

Ratio of net investment loss to average net assets	(0.61)%	(0.38)%	(0.23	)%(b)	(0.25	)%(c)	(0.18	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019		2018		2017
Per Share Data

Net asset value, beginning of year	$22.24	$19.58	$23.08		$21.17		$19.34

Net investment loss(a)	(0.29)	(0.19)	(0.16	)(b)	(0.19	)(c)	(0.17	)(d)

Net realized and unrealized gain	8.30	5.87	0.31		4.98		2.69

Total from investment operations	8.01	5.68	0.15		4.79		2.52

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		(2.88)		(0.69)

Net asset value, end of year	$26.41	$22.24	$19.58		$23.08		$21.17

Total Return(e)	38.72%	32.78%	4.07%		24.92%		13.47%

Net assets, end of year (in 000’s)	$14,818	$13,209	$15,856		$24,215		$26,918

Ratio of net expenses to average net assets	1.46%	1.52%	1.51%		1.53%		1.54%

Ratio of total expenses to average net assets	1.51%	1.57%	1.57%		1.61%		1.71%

Ratio of net investment loss to average net assets	(1.20)%	(1.00)%	(0.85	)%(b)	(0.90	)%(c)	(0.86	)%(d)

Portfolio turnover rate(f)	60%	76%	76%		59%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$26.12	$22.38	$25.64		$23.61

Net investment loss(b)	(0.18)	(0.08)	(0.05	)(c)	(0.03	)(d)

Net realized and unrealized gain	9.88	6.84	0.44		2.06

Total from investment operations	9.70	6.76	0.39		2.03

Distributions to shareholders from net realized gains	(3.84)	(3.02)	(3.65)		—

Net asset value, end of period	$31.98	$26.12	$22.38		$25.64

Total Return(e)	39.51%	33.56%	4.67%		8.60%

Net assets, end of period (in 000’s)	$601,794	$285,307	$188,657		$245,612

Ratio of net expenses to average net assets	0.88%	0.93%	0.92%		0.90	%(f)

Ratio of total expenses to average net assets	0.88%	0.94%	0.92%		0.91	%(f)

Ratio of net investment loss to average net assets	(0.61)%	(0.38)%	(0.25	)%(c)	(0.36	)%(d)(f)

Portfolio turnover rate(g)	60%	76%	76%		59%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.24	$9.25	$13.83	$13.79	$11.91

Net investment income (loss)(a)	(0.07)	(0.03)	(0.01)	(0.02)	0.02

Net realized and unrealized gain (loss)	2.92	3.58	(0.30)	3.03	2.26

Total from investment operations	2.85	3.55	(0.31)	3.01	2.28

Distributions to shareholders from net investment income	—	—	—	—	(0.04)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.56)	(4.27)	(2.97)	(0.40)

Net asset value, end of year	$12.32	$11.24	$9.25	$13.83	$13.79

Total Return(b)	29.11%	43.98%	2.86%	25.59%	19.79%

Net assets, end of year (in 000’s)	$63,591	$36,688	$28,311	$30,174	$46,114

Ratio of net expenses to average net assets	1.12%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.30%	1.35%	1.40%	1.39%	1.55%

Ratio of net investment income (loss) to average net assets	(0.60)%	(0.35)%	(0.07)%	(0.15)%	0.15%

Portfolio turnover rate(c)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.63	$6.09	$10.81	$11.46	$10.00

Net investment loss(a)	(0.08)	(0.07)	(0.06)	(0.09)	(0.06)

Net realized and unrealized gain (loss)	1.54	2.17	(0.39)	2.41	1.88

Total from investment operations	1.46	2.10	(0.45)	2.32	1.82

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Net asset value, end of year	$6.32	$6.63	$6.09	$10.81	$11.46

Total Return(b)	28.22%	42.88%	2.07%	24.61%	18.89%

Net assets, end of year (in 000’s)	$3,901	$4,522	$4,142	$9,081	$9,326

Ratio of net expenses to average net assets	1.87%	1.89%	1.89%	1.89%	1.90%

Ratio of total expenses to average net assets	2.05%	2.11%	2.14%	2.13%	2.30%

Ratio of net investment loss to average net assets	(1.34)%	(1.25)%	(0.83)%	(0.85)%	(0.60)%

Portfolio turnover rate(c)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.88	$10.39	$14.92	$14.67	$12.64

Net investment income (loss)(a)	(0.03)	0.01	0.03	0.04	0.07

Net realized and unrealized gain (loss)	3.42	4.07	(0.26)	3.25	2.40

Total from investment operations	3.39	4.08	(0.23)	3.29	2.47

Distributions to shareholders from net investment income	— (b)	(0.03)	(0.03)	(0.07)	(0.08)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.59)	(4.30)	(3.04)	(0.44)

Net asset value, end of year	$14.50	$12.88	$10.39	$14.92	$14.67

Total Return(c)	29.65%	44.36%	3.31%	26.11%	20.29%

Net assets, end of year (in 000’s)	$62,894	$60,474	$52,461	$75,470	$211,311

Ratio of net expenses to average net assets	0.75%	0.76%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.93%	0.98%	1.00%	0.99%	1.14%

Ratio of net investment income (loss) to average net assets	(0.23)%	0.10%	0.32%	0.31%	0.51%

Portfolio turnover rate(d)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.97	$9.08	$13.67	$13.70	$11.85

Net investment income (loss)(a)	(0.08)	(0.04)	(0.01)	(0.03)	0.01

Net realized and unrealized gain (loss)	2.85	3.49	(0.31)	3.00	2.24

Total from investment operations	2.77	3.45	(0.32)	2.97	2.25

Distributions to shareholders from net investment income	—	—	—	(0.03)	(0.04)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.56)	(4.27)	(3.00)	(0.40)

Net asset value, end of year	$11.97	$10.97	$9.08	$13.67	$13.70

Total Return(b)	29.09%	43.67%	2.79%	25.48%	19.66%

Net assets, end of year (in 000’s)	$623	$505	$622	$597	$478

Ratio of net expenses to average net assets	1.25%	1.26%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.43%	1.53%	1.53%	1.48%	1.65%

Ratio of net investment income (loss) to average net assets	(0.72)%	(0.47)%	(0.14)%	(0.21)%	0.09%

Portfolio turnover rate(c)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.83	$10.34	$14.89	$14.66	$12.63

Net investment income (loss)(a)	(0.04)	(0.01)	0.02	0.02	0.06

Net realized and unrealized gain (loss)	3.39	4.07	(0.27)	3.24	2.40

Total from investment operations	3.35	4.06	(0.25)	3.26	2.46

Distributions to shareholders from net investment income	—	(0.01)	(0.03)	(0.06)	(0.07)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.57)	(4.30)	(3.03)	(0.43)

Net asset value, end of year	$14.41	$12.83	$10.34	$14.89	$14.66

Total Return(b)	29.42%	44.28%	3.14%	25.90%	20.15%

Net assets, end of year (in 000’s)	$3,232	$2,758	$1,533	$2,578	$2,264

Ratio of net expenses to average net assets	0.87%	0.89%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets	1.05%	1.06%	1.14%	1.12%	1.30%

Ratio of net investment income (loss) to average net assets	(0.35)%	(0.09)%	0.16%	0.15%	0.48%

Portfolio turnover rate(c)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.86	$10.37	$14.91	$14.66	$12.63

Net investment income (loss)(a)	(0.03)	0.01	0.04	0.04	0.08

Net realized and unrealized gain (loss)	3.40	4.07	(0.27)	3.25	2.40

Total from investment operations	3.37	4.08	(0.23)	3.29	2.48

Distributions to shareholders from net investment income	— (b)	(0.03)	(0.04)	(0.07)	(0.09)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.59)	(4.31)	(3.04)	(0.45)

Net asset value, end of year	$14.46	$12.86	$10.37	$14.91	$14.66

Total Return(c)	29.57%	44.49%	3.33%	26.15%	20.33%

Net assets, end of year (in 000’s)	$789	$509	$477	$15	$12

Ratio of net expenses to average net assets	0.74%	0.75%	0.74%	0.74%	0.75%

Ratio of total expenses to average net assets	0.92%	0.99%	1.03%	0.97%	1.14%

Ratio of net investment income (loss) to average net assets	(0.22)%	0.10%	0.40%	0.30%	0.57%

Portfolio turnover rate(d)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.67	$8.88	$13.49	$13.56	$11.75

Net investment loss(a)	(0.09)	(0.06)	(0.03)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	2.74	3.41	(0.31)	2.96	2.23

Total from investment operations	2.65	3.35	(0.34)	2.92	2.22

Distributions to shareholders from net investment income	—	—	—	(0.02)	(0.05)

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	(2.97)	(0.36)

Total distributions	(1.77)	(1.56)	(4.27)	(2.99)	(0.41)

Net asset value, end of year	$11.55	$10.67	$8.88	$13.49	$13.56

Total Return(b)	28.74%	43.52%	2.67%	25.29%	19.56%

Net assets, end of year (in 000’s)	$213	$66	$292	$255	$169

Ratio of net expenses to average net assets	1.37%	1.40%	1.39%	1.39%	1.40%

Ratio of total expenses to average net assets	1.55%	1.75%	1.65%	1.62%	1.80%

Ratio of net investment loss to average net assets	(0.85)%	(0.66)%	(0.31)%	(0.34)%	(0.07)%

Portfolio turnover rate(c)	31%	39%	28%	40%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.84	$10.35	$14.90	$13.53

Net investment income (loss)(b)	(0.03)	0.01	0.04	0.01

Net realized and unrealized gain (loss)	3.40	4.07	(0.28)	1.36

Total from investment operations	3.37	4.08	(0.24)	1.37

Distributions to shareholders from net investment income	— (c)	(0.03)	(0.04)	—

Distributions to shareholders from net realized gains	(1.77)	(1.56)	(4.27)	—

Total distributions	(1.77)	(1.59)	(4.31)	—

Net asset value, end of period	$14.44	$12.84	$10.35	$14.90

Total Return(d)	29.61%	44.56%	3.26%	10.13%

Net assets, end of period (in 000’s)	$90,823	$78,539	$73,132	$104,590

Ratio of net expenses to average net assets	0.74%	0.75%	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.92%	0.98%	0.99%	0.96	%(e)

Ratio of net investment income (loss) to average net assets	(0.22)%	0.12%	0.32%	0.22	%(e)

Portfolio turnover rate(f)	31%	39%	28%	40%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$29.76	$23.17	$27.91	$23.04	$18.73

Net investment loss(a)	(0.22)	(0.13)	(0.12)	(0.16)	(0.15)

Net realized and unrealized gain	8.18	10.43	0.44	6.79	5.37

Total from investment operations	7.96	10.30	0.32	6.63	5.22

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	(1.76)	(0.91)

Net asset value, end of year	$35.07	$29.76	$23.17	$27.91	$23.04

Total Return(b)	29.05%	51.05%	4.73%	30.46%	29.17%

Net assets, end of year (in 000’s)	$503,553	$429,267	$305,666	$312,289	$268,746

Ratio of net expenses to average net assets	1.26%	1.28%	1.34%	1.38%	1.42%

Ratio of total expenses to average net assets	1.41%	1.46%	1.48%	1.48%	1.53%

Ratio of net investment loss to average net assets	(0.72)%	(0.55)%	(0.53)%	(0.65)%	(0.74)%

Portfolio turnover rate(c)	41%	41%	27%	46%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.68	$17.94	$23.05	$19.45	$16.07

Net investment loss(a)	(0.31)	(0.23)	(0.24)	(0.29)	(0.25)

Net realized and unrealized gain	5.74	7.68	0.19	5.65	4.54

Total from investment operations	5.43	7.45	(0.05)	5.36	4.29

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	(1.76)	(0.91)

Net asset value, end of year	$24.46	$21.68	$17.94	$23.05	$19.45

Total Return(b)	28.13%	49.93%	3.97%	29.49%	28.18%

Net assets, end of year (in 000’s)	$27,866	$30,011	$24,948	$57,207	$50,779

Ratio of net expenses to average net assets	2.01%	2.03%	2.10%	2.13%	2.17%

Ratio of total expenses to average net assets	2.16%	2.21%	2.23%	2.23%	2.28%

Ratio of net investment loss to average net assets	(1.47)%	(1.31)%	(1.31)%	(1.40)%	(1.49)%

Portfolio turnover rate(c)	41%	41%	27%	46%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$34.57	$26.28	$30.78	$25.15	$20.29

Net investment loss(a)	(0.16)	(0.07)	(0.04)	(0.07)	(0.07)

Net realized and unrealized gain	9.64	12.07	0.60	7.46	5.84

Total from investment operations	9.48	12.00	0.56	7.39	5.77

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	(1.76)	(0.91)

Net asset value, end of year	$41.40	$34.57	$26.28	$30.78	$25.15

Total Return(b)	29.42%	51.49%	5.12%	30.95%	29.66%

Net assets, end of year (in 000’s)	$190,705	$157,267	$74,728	$87,522	$85,095

Ratio of net expenses to average net assets	0.98%	0.99%	0.98%	0.99%	1.02%

Ratio of total expenses to average net assets	1.04%	1.08%	1.09%	1.09%	1.13%

Ratio of net investment loss to average net assets	(0.44)%	(0.27)%	(0.17)%	(0.26)%	(0.34)%

Portfolio turnover rate(c)	41%	41%	27%	46%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$28.77	$22.56	$27.35	$22.64	$18.44

Net investment loss(a)	(0.27)	(0.17)	(0.15)	(0.18)	(0.16)

Net realized and unrealized gain	7.87	10.09	0.42	6.65	5.27

Total from investment operations	7.60	9.92	0.27	6.47	5.11

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	(1.76)	(0.91)

Net asset value, end of year	$33.72	$28.77	$22.56	$27.35	$22.64

Total Return(b)	28.78%	50.71%	4.62%	30.28%	29.03%

Net assets, end of year (in 000’s)	$38,670	$41,024	$29,084	$33,109	$18,919

Ratio of net expenses to average net assets	1.48%	1.49%	1.48%	1.49%	1.51%

Ratio of total expenses to average net assets	1.54%	1.58%	1.59%	1.59%	1.63%

Ratio of net investment loss to average net assets	(0.94)%	(0.77)%	(0.67)%	(0.75)%	(0.83)%

Portfolio turnover rate(c)	41%	41%	27%	46%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$33.79	$25.78	$30.33	$24.84	$20.08

Net investment loss(a)	(0.16)	(0.08)	(0.07)	(0.11)	(0.10)

Net realized and unrealized gain	9.41	11.80	0.58	7.36	5.77

Total from investment operations	9.25	11.72	0.51	7.25	5.67

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	(1.76)	(0.91)

Net asset value, end of year	$40.39	$33.79	$25.78	$30.33	$24.84

Total Return(b)	29.42%	51.40%	5.01%	30.76%	29.46%

Net assets, end of year (in 000’s)	$41,403	$48,387	$19,207	$22,520	$23,317

Ratio of net expenses to average net assets	1.01%	1.02%	1.09%	1.13%	1.16%

Ratio of total expenses to average net assets	1.16%	1.21%	1.23%	1.23%	1.28%

Ratio of net investment loss to average net assets	(0.47)%	(0.31)%	(0.29)%	(0.40)%	(0.46)%

Portfolio turnover rate(c)	41%	41%	27%	46%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$34.59	$26.29	$30.78	$25.08

Net investment loss(b)	(0.15)	(0.08)	(0.02)	(0.04)

Net realized and unrealized gain	9.64	12.09	0.59	5.74

Total from investment operations	9.49	12.01	0.57	5.70

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	—

Net asset value, end of period	$41.43	$34.59	$26.29	$30.78

Total Return(c)	29.44%	51.51%	5.15%	22.73%

Net assets, end of period (in 000’s)	$3,134	$1,330	$138	$12

Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.03%	1.06%	1.09%	1.08	%(d)

Ratio of net investment loss to average net assets	(0.43)%	(0.28)%	(0.07)%	(0.20	)%(d)

Portfolio turnover rate(e)	41%	41%	27%	46%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$34.59	$26.29	$30.79	$27.83

Net investment income (loss)(b)	(0.15)	(0.07)	(0.04)	0.01

Net realized and unrealized gain	9.64	12.08	0.60	2.95

Total from investment operations	9.49	12.01	0.56	2.96

Distributions to shareholders from net realized gains	(2.65)	(3.71)	(5.06)	—

Net asset value, end of period	$41.43	$34.59	$26.29	$30.79

Total Return(c)	29.44%	51.51%	5.11%	10.64%

Net assets, end of period (in 000’s)	$145,094	$63,555	$24,396	$24,951

Ratio of net expenses to average net assets	0.97%	0.98%	0.97%	0.97	%(d)

Ratio of total expenses to average net assets	1.03%	1.07%	1.08%	1.14	%(d)

Ratio of net investment income (loss) to average net assets	(0.43)%	(0.25)%	(0.16)%	0.08	%(d)

Portfolio turnover rate(e)	41%	41%	27%	46%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.63	$13.59	$14.00	$14.84	$13.08

Net investment income(a)	0.04	0.09	0.12	0.11	0.07

Net realized and unrealized gain	4.91	2.56	0.64	2.15	1.76

Total from investment operations	4.95	2.65	0.76	2.26	1.83

Distributions to shareholders from net investment income	(0.07)	(0.15)	(0.08)	(0.09)	(0.07)

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.69)	(0.61)	(1.17)	(3.10)	(0.07)

Net asset value, end of year	$18.89	$15.63	$13.59	$14.00	$14.84

Total Return(c)	34.66%	19.93%	6.80%	17.50%	14.06%

Net assets, end of year (in 000’s)	$7,354	$5,448	$3,878	$2,533	$1,880

Ratio of net expenses to average net assets	1.01%	1.05%	1.03%	1.04%	1.17%

Ratio of total expenses to average net assets	3.73%	3.30%	4.26%	5.12%	4.64%

Ratio of net investment income to average net assets	0.26%	0.64%	0.90%	0.81%	0.53%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.79	$12.91	$13.40	$14.36	$12.69

Net investment income (loss)(a)	(0.08)	(0.01)	0.02	0.01	(0.02)

Net realized and unrealized gain	4.62	2.41	0.62	2.07	1.69

Total from investment operations	4.54	2.40	0.64	2.08	1.67

Distributions to shareholders from net investment income	—	(0.06)	(0.04)	(0.03)	—

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.62)	(0.52)	(1.13)	(3.04)	— (b)

Net asset value, end of year	$17.71	$14.79	$12.91	$13.40	$14.36

Total Return(c)	33.65%	18.97%	6.04%	16.66%	13.18%

Net assets, end of year (in 000’s)	$2,430	$1,985	$1,487	$172	$178

Ratio of net expenses to average net assets	1.76%	1.80%	1.78%	1.80%	1.92%

Ratio of total expenses to average net assets	4.46%	4.07%	4.97%	5.86%	5.38%

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.11)%	0.18%	0.05%	(0.18)%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.80	$13.73	$14.10	$14.92	$13.17

Net investment income(a)	0.10	0.14	0.16	0.16	0.12

Net realized and unrealized gain	4.97	2.58	0.67	2.17	1.77

Total from investment operations	5.07	2.72	0.83	2.33	1.89

Distributions to shareholders from net investment income	(0.12)	(0.19)	(0.11)	(0.14)	(0.14)

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.74)	(0.65)	(1.20)	(3.15)	(0.14)

Net asset value, end of year	$19.13	$15.80	$13.73	$14.10	$14.92

Total Return(c)	35.11%	20.29%	7.27%	17.92%	14.43%

Net assets, end of year (in 000’s)	$1,921	$1,009	$791	$4,969	$3,499

Ratio of net expenses to average net assets	0.67%	0.70%	0.67%	0.68%	0.79%

Ratio of total expenses to average net assets	3.39%	2.99%	3.97%	4.65%	4.28%

Ratio of net investment income to average net assets	0.60%	0.99%	1.22%	1.20%	0.88%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.81	$13.72	$14.11	$14.92	$13.16

Net investment income(a)	0.09	0.11	0.15	0.14	0.11

Net realized and unrealized gain	4.96	2.60	0.65	2.18	1.76

Total from investment operations	5.05	2.71	0.80	2.32	1.87

Distributions to shareholders from net investment income	(0.10)	(0.16)	(0.10)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.72)	(0.62)	(1.19)	(3.13)	(0.11)

Net asset value, end of year	$19.14	$15.81	$13.72	$14.11	$14.92

Total Return(c)	34.99%	20.23%	7.05%	17.86%	14.27%

Net assets, end of year (in 000’s)	$878	$344	$1,064	$235	$188

Ratio of net expenses to average net assets	0.76%	0.85%	0.78%	0.79%	0.92%

Ratio of total expenses to average net assets	3.79%	3.75%	4.06%	4.87%	4.47%

Ratio of net investment income to average net assets	0.52%	0.76%	1.16%	1.06%	0.78%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.81	$13.73	$14.11	$14.93	$13.17

Net investment income(a)	0.10	0.13	0.17	0.16	0.13

Net realized and unrealized gain	4.96	2.60	0.65	2.17	1.77

Total from investment operations	5.06	2.73	0.82	2.33	1.90

Distributions to shareholders from net investment income	(0.11)	(0.19)	(0.11)	(0.14)	(0.14)

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.73)	(0.65)	(1.20)	(3.15)	(0.14)

Net asset value, end of year	$19.14	$15.81	$13.73	$14.11	$14.93

Total Return(c)	35.09%	20.37%	7.20%	17.94%	14.52%

Net assets, end of year (in 000’s)	$1,199	$1,325	$3,229	$11	$11

Ratio of net expenses to average net assets	0.66%	0.71%	0.66%	0.68%	0.77%

Ratio of total expenses to average net assets	3.30%	3.84%	3.76%	4.73%	4.20%

Ratio of net investment income to average net assets	0.60%	0.96%	1.31%	1.16%	0.95%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.72	$13.67	$14.07	$14.89	$13.09

Net investment income(a)	0.03	0.05	0.08	0.08	0.04

Net realized and unrealized gain	4.92	2.57	0.67	2.16	1.76

Total from investment operations	4.95	2.62	0.75	2.24	1.80

Distributions to shareholders from net investment income	(0.04)	(0.11)	(0.06)	(0.05)	—

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	(3.01)	— (b)

Total distributions	(1.66)	(0.57)	(1.15)	(3.06)	— (b)

Net asset value, end of year	$19.01	$15.72	$13.67	$14.07	$14.89

Total Return(c)	34.35%	19.56%	6.58%	17.21%	13.77%

Net assets, end of year (in 000’s)	$482	$23	$20	$20	$22

Ratio of net expenses to average net assets	1.26%	1.30%	1.27%	1.29%	1.41%

Ratio of total expenses to average net assets	5.23%	3.68%	4.53%	5.36%	4.88%

Ratio of net investment income to average net assets	0.15%	0.39%	0.64%	0.55%	0.30%

Portfolio turnover rate(d)	31%	65%	47%	71%	77%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity ESG Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.80	$13.73	$14.11	$13.06

Net investment income(b)	0.11	0.14	0.17	0.06

Net realized and unrealized gain	4.95	2.58	0.65	0.99

Total from investment operations	5.06	2.72	0.82	1.05

Distributions to shareholders from net investment income	(0.11)	(0.19)	(0.11)	—

Distributions to shareholders from net realized gains	(1.62)	(0.46)	(1.09)	—

Total distributions	(1.73)	(0.65)	(1.20)	—

Net asset value, end of period	$19.13	$15.80	$13.73	$14.11

Total Return(c)	35.11%	20.30%	7.22%	8.04%

Net assets, end of period (in 000’s)	$2,963	$830	$2,135	$2,026

Ratio of net expenses to average net assets	0.66%	0.71%	0.66%	0.66	%(d)

Ratio of total expenses to average net assets	3.70%	3.98%	3.88%	5.72	%(d)

Ratio of net investment income to average net assets	0.63%	0.98%	1.26%	1.23	%(d)

Portfolio turnover rate(e)	31%	65%	47%	71%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Capital Growth, Growth Opportunities and Small/Mid Cap Growth	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Strategic Growth	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified
Concentrated Growth, Flexible Cap, Small Cap Growth and U.S. Equity ESG Fund	A, C, Institutional, Investor, R6, R and P	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where

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Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering Costs — Offering costs paid in connection with the initial offering of shares of Small Cap Growth Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2021:

CAPITAL GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,135,535	$—	$—

Europe	21,174,088	—	—

North America	1,236,338,510	—	—

Investment Company	4,496,378	—	—

Securities Lending Reinvestment Vehicle	3,856,622	—	—

Total	$1,272,001,133	$—	$—

CONCENTRATED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$4,476,089	$—	$—

North America	217,095,701	—	—

Investment Company	164,062	—	—

Total	$221,735,852	$—	$—

FLEXIBLE CAP FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$226,532	$—	$—

Europe	957,816	—	—

North America	36,638,895	—	—

Investment Company	544,338	—	—

Total	$38,367,581	$—	$—

GROWTH OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$22,801,920	$—	$—

North America	1,433,037,307	—	—

Investment Company	13,911,294	—	—

Securities Lending Reinvestment Vehicle	7,447,030	—	—

Total	$1,477,197,551	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$140,364	$—	$—

Europe	214,667	—	—

North America	20,075,867	—	—

Investment Company	249,984	—	—

Securities Lending Reinvestment Vehicle	141,504	—	—

Total	$20,822,386	$—	$—

SMALL/MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$31,507,876	$—	$—

Europe	49,724,918	—	—

North America	3,390,613,643	—	—

Investment Company	31,272,380	—	—

Securities Lending Reinvestment Vehicle	18,738,133	—	—

Total	$3,521,856,950	$—	$—

STRATEGIC GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$3,550,819	$—	$—

North America	220,959,951	—	—

Investment Company	1,330,594	—	—

Securities Lending Reinvestment Vehicle	1,015,902	—	—

Total	$226,857,266	$—	$—

TECHNOLOGY OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$36,248,186	$5,902,506	$—

North America	875,818,187	—	—

South America	17,186,142	—	—

Investment Company	19,184,235	—	—

Total	$948,436,750	$5,902,506	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$350,453	$—	$—

North America	16,572,552	—	—

Investment Company	273,779	—	—

Total	$17,196,784	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of August 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Capital Growth	0.71%	0.64%	0.61%	0.61%	0.61%	0.70%	0.70%
Concentrated Growth	0.76	0.68	0.65	0.64	0.62	0.76	0.76
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Growth Opportunities	0.92	0.92	0.83	0.79	0.77	0.92	0.86	*
Small Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.83	0.82
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.94	0.94
U.S. Equity ESG Fund	0.55	0.50	0.47	0.46	0.45	0.55	0.55

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.86% as an annual percentage rate of the Growth Opportunities Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2021.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Capital Growth	$3,502
Concentrated Growth	1,855
Flexible Cap	342
Growth Opportunities	12,463
Small Cap Growth	401
Small/Mid Cap Growth	52,842
Strategic Growth	1,037
Technology Opportunities	14,921
U.S. Equity ESG Fund	177

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$24,344	$893
Concentrated Growth	3,158	—
Flexible Cap	1,188	—
Growth Opportunities	20,552	1,599
Small Cap Growth	230	—
Small/Mid Cap Growth	52,579	—
Strategic Growth	2,503	—
Technology Opportunities	17,206	892
U.S. Equity ESG Fund	682	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the fiscal year ended August 31, 2021, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2020	As of December 29, 2020*
Concentrated Growth	0.03%	0.07%
Growth Opportunities	0.03%	0.02%
Small/Mid Cap Growth	0.05%	0.04%
Technology Opportunities	0.11%	0.08%
U.S. Equity ESG Fund	0.03%	0.02%

*	These arrangements will remain in effect through at least December 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.024%, 0.044%, 0.004%, 0.004%, and 0.084%, respectively. Prior to December 29, 2020, the Other Expense limitation for Small/Mid Cap Growth was 0.064%. These Other Expense limitations will remain in place through at least December 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$3,502	$—	$571,030	$574,532
Concentrated Growth	1,855	6,649	288,580	297,084
Flexible Cap	342	—	294,719	295,061
Growth Opportunities	841,310	174,861	529,412	1,545,583
Small Cap Growth	401	—	414,075	414,476
Small/Mid Cap Growth	52,842	630,824	—	683,666
Strategic Growth	1,037	—	342,823	343,860
Technology Opportunities	14,921	469,636	464,754	949,311
U.S. Equity ESG Fund	177	2,803	358,012	360,992

G.  Line of Credit Facility — As of August 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2021, Goldman Sachs earned the following amounts in brokerage commissions from portfolio transactions, on behalf of the Funds:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunitites	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Brokerage commissions paid	$2,330	$118	$54	$6,586	$393	$21,993	$534	$5,469	$—

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2021:

Fund	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Capital Growth	$1,589,879	$44,924,137	$(42,017,638)	$4,496,378	4,496,378	$814
Concentrated Growth	950,092	23,434,991	(24,221,021)	164,062	164,062	389
Flexible Cap	100,184	7,321,721	(6,877,567)	544,338	544,338	88
Growth Opportunities	1,701,230	302,083,221	(289,873,157)	13,911,294	13,911,294	3,629
Small Cap Growth	76,393	10,366,300	(10,192,709)	249,984	249,984	110
Small/Mid Cap Growth	25,252,010	934,578,815	(928,558,445)	31,272,380	31,272,380	13,578
Strategic Growth	91,121	39,627,388	(38,387,915)	1,330,594	1,330,594	245
Technology Opportunities	21,043,925	148,285,000	(150,144,690)	19,184,235	19,184,235	3,122
U.S. Equity ESG Fund	118,383	2,772,925	(2,617,529)	273,779	273,779	35

As of August 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Concentrated Growth	—%	—%	—%	15%	—%	100%	—%
Flexible Cap	—	—	—	95	—	99	7
Small Cap Growth	14	75	47	100	—	100	100
Stategic Growth	—	—	—	—	—	9	—
U.S. Equity ESG	—	—	33	—	—	6	—

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5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales
Capital Growth	$490,835,381	$505,725,448
Concentrated Growth	71,442,862	84,999,258
Flexible Cap	18,998,576	12,432,744
Growth Opportunities	777,454,285	989,366,043
Small Cap Growth	20,810,520	19,730,720
Small/Mid Cap Growth	2,018,370,628	1,747,282,859
Strategic Growth	59,696,511	72,063,938
Technology Opportunities	329,230,464	365,998,535
U.S. Equity ESG Fund	6,071,926	3,980,362

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or

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Notes to Financial Statements (continued)

August 31, 2021

6. SECURITIES LENDING (continued)

prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2021:

Fund	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021
Capital Growth	$—	$72,195,433	$(68,338,811)	$3,856,622
Concentrated Growth	—	12,396,078	(12,396,078)	—
Flexible Cap	—	1,042,906	(1,042,906)	—
Growth Opportunities	—	195,500,982	(188,053,952)	7,447,030
Small Cap Growth	—	6,041,041	(5,899,537)	141,504
Small/Mid Cap Growth	13,387,318	514,614,873	(509,264,058)	18,738,133
Strategic Growth	—	30,571,706	(29,555,804)	1,015,902
Technology Opportunities	—	74,904,367	(74,904,367)	—
U.S. Equity ESG	—	1,196,295	(1,196,295)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$2,653,571	$709,768	$530,052	$42,355,710	$1,250,968	$96,550,926	$2,114,975	$10,001,353	$61,198
Net long-term capital gains	34,899,429	10,169,325	812,482	214,147,837	123	267,444,660	23,737,095	55,965,814	1,149,182
Total taxable distributions	$37,553,000	$10,879,093	$1,342,534	$256,503,547	$1,251,091	$363,995,586	$25,852,070	$65,967,167	$1,210,380

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$3,675,435	$171,788	$167,657	$3,401,778	$9,046	$24,522	$387,013	$—	$131,879
Net long-term capital gains	33,388,576	11,578,608	948,809	292,429,285	—	262,606,202	23,833,091	73,163,470	380,236
Total taxable distributions	$37,064,011	$11,750,396	$1,116,466	$295,831,063	$9,046	$262,630,724	$24,220,104	$73,163,470	$512,115

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Undistributed ordinary income — net	$31,754,280	$6,461,756	$909,063	$62,861,176	$1,158,153	$74,831,316	$5,130,133	$15,585,735	$367,537
Undistributed long-term capital gains	65,534,766	26,108,426	949,333	130,133,101	1,087,576	266,363,659	17,190,578	81,871,481	221,497
Total undistributed earnings	$97,289,046	$32,570,182	$1,858,396	$192,994,277	$2,245,729	$341,194,975	$22,320,711	$97,457,216	$589,034
Unrealized gains (losses) — net	567,220,901	111,521,950	12,998,573	500,108,608	5,962,862	1,104,054,631	131,523,752	499,535,173	5,582,136
Total accumulated earnings (losses) net	$664,509,947	$144,092,132	$14,856,969	$693,102,885	$8,208,591	$1,445,249,606	$153,844,463	$596,992,389	$6,171,170

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Tax Cost	$704,780,236	$110,213,902	$25,369,008	$977,088,943	$14,859,524	$2,417,802,319	$95,333,514	$454,804,083	$11,614,648
Gross unrealized gain	576,618,279	113,749,570	13,226,617	513,803,066	6,640,885	1,167,315,097	133,528,396	505,788,534	5,698,838
Gross unrealized loss	(9,397,378)	(2,227,620)	(228,044)	(13,694,458)	(678,023)	(63,260,466)	(2,004,644)	(6,253,361)	(116,702)
Net unrealized gains (losses)	$567,220,901	$111,521,950	$12,998,573	$500,108,608	$5,962,862	$1,104,054,631	$131,523,752	$499,535,173	$5,582,136

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

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Notes to Financial Statements (continued)

August 31, 2021

7. TAX INFORMATION (continued)

The Small Cap Growth Fund reclassed $112 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Funds may invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by each Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Issuer Concentration Risk — Under normal circumstances, the Concentrated Growth Fund and the U.S. Equity ESG Fund intend to invest in up to approximately 40 and 50 companies, respectively. As a result of the relatively small number of issuers in which a Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

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8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	886,562	$26,514,670	509,128	$11,684,562
Reinvestment of distributions	1,027,840	28,452,549	1,181,420	27,979,749
Shares redeemed	(2,757,413)	(81,210,223)	(3,761,845)	(85,901,304)
	(843,011)	(26,243,004)	(2,071,297)	(46,236,993)
Class C Shares
Shares sold	393,978	6,814,811	170,312	2,318,595
Reinvestment of distributions	58,241	934,178	71,152	1,004,660
Shares redeemed	(421,568)	(7,092,696)	(536,412)	(7,409,929)
	30,651	656,293	(294,948)	(4,086,674)
Institutional Shares
Shares sold	1,341,028	46,329,321	165,989	4,497,004
Reinvestment of distributions	61,338	1,978,574	70,107	1,922,071
Shares redeemed	(507,792)	(17,806,383)	(441,460)	(11,580,510)
	894,574	30,501,512	(205,364)	(5,161,435)
Service Shares
Shares sold	10,248	297,051	16,235	372,217
Reinvestment of distributions	2,075	54,101	3,047	68,220
Shares redeemed	(17,229)	(426,311)	(19,150)	(388,887)
	(4,906)	(75,159)	132	51,550
Investor Shares
Shares sold	356,199	11,219,002	136,874	3,218,458
Reinvestment of distributions	13,102	371,777	12,797	310,127
Shares redeemed	(62,949)	(1,957,912)	(117,666)	(2,785,148)
	306,352	9,632,867	32,005	743,437
Class R6 Shares
Shares sold	160,137	5,589,483	23,451	624,213
Reinvestment of distributions	2,625	84,554	2,870	78,575
Shares redeemed	(23,660)	(826,105)	(35,280)	(950,712)
	139,102	4,847,932	(8,959)	(247,924)
Class R Shares
Shares sold	66,611	1,874,883	94,899	2,152,097
Reinvestment of distributions	14,679	380,562	15,822	352,167
Shares redeemed	(88,336)	(2,396,082)	(107,748)	(2,347,836)
	(7,046)	(140,637)	2,973	156,428
Class P Shares
Shares sold	330,332	11,435,266	269,239	7,159,878
Reinvestment of distributions	110,152	3,547,586	124,310	3,401,935
Shares redeemed	(175,655)	(6,045,952)	(578,888)	(15,459,019)
	264,829	8,936,900	(185,339)	(4,897,206)

NET INCREASE (DECREASE)	780,545	$28,116,704	(2,730,797)	$(59,678,817)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	59,704	$1,382,411	53,997	$994,775
Reinvestment of distributions	23,289	511,420	28,021	488,414
Shares redeemed	(68,834)	(1,616,717)	(59,729)	(1,101,894)
	14,159	277,114	22,289	381,295
Class C Shares
Shares sold	15,276	268,005	39,614	508,211
Reinvestment of distributions	5,634	92,741	4,844	65,059
Shares redeemed	(37,977)	(660,721)	(37,662)	(536,353)
	(17,067)	(299,975)	6,796	36,917
Institutional Shares
Shares sold	44,169	1,074,773	24,191	478,401
Reinvestment of distributions	32,623	784,250	48,540	919,091
Shares redeemed	(72,734)	(1,848,235)	(181,552)	(3,448,442)
	4,058	10,788	(108,821)	(2,050,950)
Investor Shares
Shares sold	2,523	63,003	755	11,837
Reinvestment of distributions	548	12,344	619	11,029
Shares redeemed	(682)	(16,167)	(730)	(13,288)
	2,389	59,180	644	9,578
Class R6 Shares
Shares sold	23,259	671,356	12,509	258,679
Reinvestment of distributions	1,903	45,645	2,165	40,913
Shares redeemed	(7,929)	(206,454)	(10,757)	(218,738)
	17,233	510,547	3,917	80,854
Class R Shares
Shares sold	—	—	176	2,986
Reinvestment of distributions	104	2,170	123	2,047
Shares redeemed	—	—	(918)	(15,755)
	104	2,170	(619)	(10,722)
Class P Shares
Shares sold	445,789	11,719,010	219,615	4,418,905
Reinvestment of distributions	389,427	9,334,560	534,993	10,103,292
Shares redeemed	(984,468)	(25,252,775)	(1,089,383)	(20,053,827)
	(149,252)	(4,199,205)	(334,775)	(5,531,630)

NET DECREASE	(128,376)	$(3,639,381)	(410,569)	$(7,084,658)

165

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Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	77,961	$1,153,418	31,470	$379,391
Reinvestment of distributions	25,327	348,337	27,095	329,577
Shares redeemed	(92,841)	(1,391,459)	(85,587)	(1,011,671)
	10,447	110,296	(27,022)	(302,703)
Class C Shares
Shares sold	4,591	55,263	22,339	220,974
Reinvestment of distributions	6,672	76,792	8,140	83,942
Shares redeemed	(45,543)	(537,786)	(26,577)	(259,968)
	(34,280)	(405,731)	3,902	44,948
Institutional Shares
Shares sold	216,397	3,614,754	17,400	221,848
Reinvestment of distributions	2,015	30,388	2,684	35,557
Shares redeemed	(14,758)	(245,782)	(25,854)	(328,449)
	203,654	3,399,360	(5,770)	(71,044)
Investor Shares
Shares sold	347	5,740	506	6,675
Reinvestment of distributions	146	2,137	315	4,078
Shares redeemed	(195)	(3,241)	(3,781)	(50,058)
	298	4,636	(2,960)	(39,305)
Class R6 Shares
Shares sold	3,364	58,461	3,902	52,182
Reinvestment of distributions	864	13,001	944	12,478
Shares redeemed	(1,270)	(20,316)	(5,409)	(71,382)
	2,958	51,146	(563)	(6,722)
Class R Shares
Shares sold	140	1,940	137	1,550
Reinvestment of distributions	226	2,962	200	2,314
Shares redeemed	(1,243)	(19,919)	(4)	(45)
	(877)	(15,017)	333	3,819
Class P Shares
Shares sold	282,586	4,592,100	160,203	1,955,941
Reinvestment of distributions	57,745	868,916	49,025	648,521
Shares redeemed	(24,712)	(386,802)	(50,921)	(606,876)
	315,619	5,074,214	158,307	1,997,586

NET INCREASE	497,819	$8,218,904	126,227	$1,626,579

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,411,800	$73,944,026	3,557,918	$52,567,974
Reinvestment of distributions	4,768,671	74,105,140	5,640,613	77,784,047
Shares redeemed	(7,210,263)	(120,846,872)	(7,191,542)	(109,881,675)
	1,970,208	27,202,294	2,006,989	20,470,346
Class C Shares
Shares sold	731,025	3,090,651	919,073	5,231,584
Reinvestment of distributions	4,148,159	15,265,226	2,761,788	15,134,597
Shares redeemed	(3,696,232)	(15,936,397)	(3,364,985)	(21,480,985)
	1,182,952	2,419,480	315,876	(1,114,804)
Institutional Shares
Shares sold	3,347,250	81,088,034	6,074,577	121,027,748
Reinvestment of distributions	2,934,286	66,696,305	4,948,888	92,940,121
Shares redeemed	(7,270,958)	(175,144,044)	(13,552,375)	(269,388,899)
	(989,422)	(27,359,705)	(2,528,910)	(55,421,030)
Service Shares
Shares sold	339,162	5,113,887	424,825	5,812,784
Reinvestment of distributions	523,212	7,141,844	561,939	7,013,003
Shares redeemed	(577,657)	(8,445,644)	(802,783)	(10,436,556)
	284,717	3,810,087	183,981	2,389,231
Investor Shares
Shares sold	924,701	17,746,694	925,508	15,193,353
Reinvestment of distributions	1,022,341	17,952,306	1,249,675	18,957,577
Shares redeemed	(1,143,338)	(21,685,235)	(1,797,301)	(29,657,889)
	803,704	14,013,765	377,882	4,493,041
Class R6 Shares
Shares sold	2,314,802	56,501,509	1,723,177	34,918,433
Reinvestment of distributions	1,443,405	32,851,908	1,839,234	34,577,597
Shares redeemed	(2,181,156)	(53,150,885)	(2,468,722)	(49,771,961)
	1,577,051	36,202,532	1,093,689	19,724,069
Class R Shares
Shares sold	576,764	8,612,699	629,794	8,750,163
Reinvestment of distributions	885,453	12,112,994	969,214	12,124,863
Shares redeemed	(1,165,474)	(17,196,429)	(1,117,506)	(15,506,141)
	296,743	3,529,264	481,502	5,368,885
Class P Shares
Shares sold	598,466	14,037,916	164,784	3,449,179
Reinvestment of distributions	594,960	13,547,235	743,933	13,993,377
Shares redeemed	(787,397)	(18,758,640)	(967,912)	(20,170,294)
	406,029	8,826,511	(59,195)	(2,727,738)

NET INCREASE (DECREASE)	5,531,982	$68,644,228	1,871,814	$(6,818,000)

167

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Fund

	For the Six Months Ended		For the period

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	38,347	$615,981	24,816	$260,087
Reinvestment of distributions	1,558	22,970	8	83
Shares redeemed	(14,010)	(227,968)	(11,126)	(117,360)
	25,895	410,983	13,698	142,810
Class C Shares
Shares sold	1,747	29,026	7,167	67,619
Reinvestment of distributions	562	8,216	2	18
Shares redeemed	(2,330)	(38,703)	—	—
	(21)	(1,461)	7,169	67,637
Institutional Shares
Shares sold	266,393	4,401,259	829,480	7,210,281
Reinvestment of distributions	64,374	953,009	806	8,547
Shares redeemed	(306,862)	(4,793,015)	(11,499)	(108,704)
	23,905	561,253	818,787	7,110,124
Investor Shares
Shares sold	—	—	5,000	50,000
Reinvestment of distributions	379	5,612	10	104
	379	5,612	5,010	50,104
Class R6 Shares
Shares sold	—	—	5,000	50,000
Reinvestment of distributions	383	5,676	11	117
	383	5,676	5,011	50,117
Class R Shares
Shares sold	—	—	5,000	50,000
Reinvestment of distributions	374	5,508	6	61
	374	5,508	5,006	50,061
Class P Shares
Shares sold	191,038	3,176,265	251,440	2,743,178
Reinvestment of distributions	16,894	250,100	11	117
Shares redeemed	(113,387)	(1,774,800)	(30,938)	(337,264)
	94,545	1,651,565	220,513	2,406,031

NET INCREASE	145,460	$2,639,136	1,075,194	$9,876,884

*	Commencement of Operations

168

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,740,101	$123,361,276	3,787,265	$73,547,275
Reinvestment of distributions	1,836,091	44,874,070	1,906,384	35,840,022
Shares redeemed	(3,086,393)	(80,138,991)	(6,922,792)	(131,322,470)
	3,489,799	88,096,355	(1,229,143)	(21,935,173)
Class C Shares
Shares sold	845,766	16,778,281	606,585	9,332,945
Reinvestment of distributions	1,601,630	29,518,042	1,697,652	25,311,985
Shares redeemed	(3,859,120)	(76,651,705)	(3,857,818)	(59,971,098)
	(1,411,724)	(30,355,382)	(1,553,581)	(25,326,168)
Institutional Shares
Shares sold	12,680,064	370,172,898	10,993,756	239,838,233
Reinvestment of distributions	4,377,026	120,455,750	4,259,079	88,461,069
Shares redeemed	(11,564,824)	(338,002,572)	(18,101,436)	(383,808,691)
	5,492,266	152,626,076	(2,848,601)	(55,509,389)
Service Shares
Shares sold	1,594,414	35,391,326	994,719	20,782,076
Reinvestment of distributions	260,883	6,070,740	130,447	2,354,561
Shares redeemed	(2,434,431)	(60,424,848)	(627,094)	(11,735,697)
	(579,134)	(18,962,782)	498,072	11,400,940
Investor Shares
Shares sold	10,541,900	296,328,064	5,938,295	127,370,352
Reinvestment of distributions	2,963,694	77,470,953	2,624,916	52,183,322
Shares redeemed	(6,490,683)	(179,213,509)	(7,704,411)	(158,699,905)
	7,014,911	194,585,508	858,800	20,853,769
Class R6 Shares
Shares sold	2,174,127	64,179,364	981,189	21,371,966
Reinvestment of distributions	431,371	11,884,258	354,195	7,363,714
Shares redeemed	(1,072,329)	(31,492,709)	(961,271)	(20,831,469)
	1,533,169	44,570,913	374,113	7,904,211
Class R Shares
Shares sold	221,459	5,420,426	187,440	3,412,058
Reinvestment of distributions	98,410	2,247,682	103,778	1,845,169
Shares redeemed	(352,609)	(8,610,079)	(507,184)	(9,368,570)
	(32,740)	(941,971)	(215,966)	(4,111,343)
Class P Shares
Shares sold	8,073,333	238,055,318	4,245,963	89,075,046
Reinvestment of distributions	1,705,056	46,974,296	1,155,623	24,025,405
Shares redeemed	(1,882,850)	(54,615,458)	(2,908,213)	(58,822,878)
	7,895,539	230,414,156	2,493,373	54,277,573

NET INCREASE (DECREASE)	23,402,086	$660,032,873	(1,622,933)	$(12,445,580)

169

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,211,800	$23,109,951	553,235	$4,903,579
Reinvestment of distributions	539,120	5,353,462	513,629	4,304,210
Shares redeemed	(854,990)	(9,373,663)	(862,216)	(7,517,379)
	1,895,930	19,089,750	204,648	1,690,410
Class C Shares
Shares sold	146,125	896,160	141,767	736,027
Reinvestment of distributions	242,301	1,240,583	188,776	938,217
Shares redeemed	(453,098)	(2,538,075)	(328,543)	(1,733,964)
	(64,672)	(401,332)	2,000	(59,720)
Institutional Shares
Shares sold	471,239	5,959,408	829,394	7,933,508
Reinvestment of distributions	651,729	7,599,286	762,714	7,331,386
Shares redeemed	(1,480,003)	(18,734,640)	(1,949,649)	(19,965,455)
	(357,035)	(5,175,946)	(357,541)	(4,700,561)
Service Shares
Shares sold	10,660	112,383	9,552	90,934
Reinvestment of distributions	8,193	79,067	12,249	100,316
Shares redeemed	(12,805)	(128,377)	(44,300)	(322,197)
	6,048	63,073	(22,499)	(130,947)
Investor Shares
Shares sold	71,697	904,045	699,635	6,739,272
Reinvestment of distributions	32,993	382,724	24,665	235,813
Shares redeemed	(95,477)	(1,200,916)	(657,615)	(5,547,277)
	9,213	85,853	66,685	1,427,808
Class R6 Shares
Shares sold	22,517	276,660	22,653	245,561
Reinvestment of distributions	5,037	58,588	5,708	54,757
Shares redeemed	(12,605)	(160,196)	(34,804)	(358,218)
	14,949	175,052	(6,443)	(57,900)
Class R Shares
Shares sold	13,998	137,988	14,367	116,717
Reinvestment of distributions	720	6,717	321	2,557
Shares redeemed	(2,423)	(26,842)	(41,401)	(357,139)
	12,295	117,863	(26,713)	(237,865)
Class P Shares
Shares sold	391,470	4,905,669	623,912	6,250,168
Reinvestment of distributions	919,738	10,678,494	1,128,927	10,817,531
Shares redeemed	(1,140,145)	(14,135,820)	(2,698,348)	(26,855,957)
	171,063	1,448,343	(945,509)	(9,788,258)

NET INCREASE (DECREASE)	1,687,791	$15,402,656	(1,085,372)	$(11,857,033)

170

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,409,437	$42,207,117	2,497,794	$57,989,772
Reinvestment of distributions	1,253,567	34,974,532	2,085,573	43,609,325
Shares redeemed	(2,731,899)	(82,269,590)	(3,350,577)	(77,184,340)
	(68,895)	(5,087,941)	1,232,790	24,414,757
Class C Shares
Shares sold	175,693	3,723,127	411,605	7,006,981
Reinvestment of distributions	172,234	3,368,893	269,706	4,131,894
Shares redeemed	(592,805)	(12,389,857)	(687,548)	(11,865,762)
	(244,878)	(5,297,837)	(6,237)	(726,887)
Institutional Shares
Shares sold	1,305,235	45,946,399	2,457,174	67,343,687
Reinvestment of distributions	340,510	11,192,560	433,094	10,502,518
Shares redeemed	(1,589,060)	(55,801,050)	(1,184,364)	(30,880,214)
	56,685	1,337,909	1,705,904	46,965,991
Service Shares
Shares sold	229,563	6,509,328	740,768	16,455,724
Reinvestment of distributions	123,618	3,320,385	218,520	4,425,035
Shares redeemed	(632,428)	(17,980,339)	(822,663)	(18,106,252)
	(279,247)	(8,150,626)	136,625	2,774,507
Investor Shares
Shares sold	324,085	10,955,177	875,798	22,475,983
Reinvestment of distributions	124,715	3,999,623	107,586	2,550,857
Shares redeemed	(855,462)	(29,665,721)	(296,616)	(7,844,763)
	(406,662)	(14,710,921)	686,768	17,182,077
Class R6 Shares
Shares sold	37,303	1,390,131	40,331	1,174,805
Reinvestment of distributions	3,436	113,026	1,342	32,559
Shares redeemed	(3532)	(130,198)	(8,472)	(199,381)
	37,207	1,372,959	33,201	1,007,983
Class P Shares
Shares sold	1,708,880	60,358,228	1,140,621	31,338,168
Reinvestment of distributions	178,139	5,859,003	145,323	3,525,530
Shares redeemed	(222,473)	(7,857,580)	(376,367)	(9,279,340)
	1,664,546	58,359,651	909,577	25,584,358

NET INCREASE	758,756	$27,823,194	4,698,628	$117,202,786

171

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Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity ESG Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,027	$602,085	128,411	$1,726,402
Reinvestment of distributions	40,274	600,840	12,565	176,323
Shares redeemed	(35,495)	(577,139)	(77,681)	(1,056,288)
	40,806	625,786	63,295	846,437
Class C Shares
Shares sold	3,032	45,968	19,484	254,410
Reinvestment of distributions	15,158	212,062	4,445	59,055
Shares redeemed	(15,176)	(237,192)	(4,920)	(60,492)
	3,014	20,838	19,009	252,973
Institutional Shares
Shares sold	33,976	560,242	8,620	115,908
Reinvestment of distributions	3,494	52,836	1,252	17,743
Shares redeemed	(846)	(14,980)	(3,698)	(48,507)
	36,624	598,098	6,174	85,144
Investor Shares
Shares sold	24270	427,247	5,965	82,388
Reinvestment of distributions	2,516	38,039	737	10,448
Shares redeemed	(2659)	(47,084)	(62,468)	(875,883)
	24,127	418,202	(55,766)	(783,047)
Class R6 Shares
Shares sold	11,345	193,173	41,308	574,818
Reinvestment of distributions	8,342	126,140	8,674	122,997
Shares redeemed	(40,849)	(670,313)	(201,316)	(2,732,496)
	(21,162)	(351,000)	(151,334)	(2,034,681)
Class R Shares
Shares sold	24,272	432,443	—	—
Reinvestment of distributions	162	2,431	—	—
Shares redeemed	(538)	(9,952)	—	—
	23,896	424,922	—	—
Class P Shares
Shares sold	101,686	1,734,106	—	—
Reinvestment of distributions	6,052	91,452	7,056	100,044
Shares redeemed	(5,371)	(81,152)	(110,018)	(1,293,839)
	102,367	1,744,406	(102,962)	(1,193,795)

NET INCREASE (DECREASE)	209,672	$3,481,252	(221,584)	$(2,826,969)

172

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund	For the year ended August 31, 2021	For the two years ended August 31, 2021	For each of the periods indicated therein
Goldman Sachs Small Cap Growth Fund	For the year ended August 31, 2021	For the year ended August 31, 2021, and for the period October 31, 2019 (commencement of operations) through August 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

173

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of the shareholders of the Goldman Sachs Trust was held on April 16, 2021 to consider and act upon a proposal to approve a change to the Goldman Sachs Strategic Growth Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and eliminate the Fund’s related fundamental investment restriction.

The shareholders voted as follows:

Proposal 1	For	Against/Withhold	Abstain

To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for the Fund.	7,265,885.933	319,966.701	372,384.714

174

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Fund				Growth Opportunities Fund				Small Cap Growth Fund
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*
Class A
Actual	$1,000.00	$1,190.23		$6.13	$1,000.00	$1,209.93		$6.14	$1,000.00	$1,187.11		$5.29	$1,000.00	$1,110.43		$6.61	$1,000.00	$1,037.47		$6.56
Hypothetical 5% return	1,000.00	1,019.61	+	5.65	1,000.00	1,019.65	+	5.61	1,000.00	1,020.37	+	4.88	1,000.00	1,018.94	+	6.33	1,000.00	1,018.76	+	6.50
Class C
Actual	1,000.00	1,185.67		10.25	1,000.00	1,205.40		10.30	1,000.00	1,181.82		9.40	1,000.00	1,105.67		10.58	1,000.00	1,034.08		10.40
Hypothetical 5% return	1,000.00	1,015.83	+	9.45	1,000.00	1,015.87	+	9.41	1,000.00	1,016.59	+	8.69	1,000.00	1,015.16	+	10.12	1,000.00	1,014.98	+	10.30
Institutional
Actual	1,000.00	1,192.55		4.09	1,000.00	1,211.71		4.47	1,000.00	1,188.98		3.25	1,000.00	1,112.13		4.81	1,000.00	1,039.17		4.66
Hypothetical 5% return	1,000.00	1,021.47	+	3.77	1,000.00	1,021.16	+	4.09	1,000.00	1,022.24	+	3.00	1,000.00	1,020.65	+	4.60	1,000.00	1,020.63	+	4.62
Service
Actual	1,000.00	1,189.36		6.84	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,109.03		7.44	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.15	+	7.12	N/A	N/A		N/A
Investor
Actual	1,000.00	1,191.73		4.75	1,000.00	1,211.20		4.75	1,000.00	1,187.79		3.91	1,000.00	1,111.65		5.29	1,000.00	1,038.58		5.28
Hypothetical 5% return	1,000.00	1,020.87	+	4.38	1,000.00	1,020.91	+	4.34	1,000.00	1,021.64	+	3.61	1,000.00	1,020.20	+	5.06	1,000.00	1,020.03	+	5.23
Class R6
Actual	1,000.00	1,192.84		4.04	1,000.00	1,211.82		4.42	1,000.00	1,188.70		3.19	1,000.00	1,111.94		4.75	1,000.00	1,039.78		4.61
Hypothetical 5% return	1,000.00	1,021.52	+	3.72	1,000.00	1,021.21	+	4.04	1,000.00	1,022.29	+	2.95	1,000.00	1,020.70	+	4.55	1,000.00	1,020.68	+	4.57
Class R
Actual	1,000.00	1,188.70		7.50	1,000.00	1,208.24		7.52	1,000.00	1,184.97		6.66	1,000.00	1,108.88		7.94	1,000.00	1,036.31		7.84
Hypothetical 5% return	1,000.00	1,018.35	+	6.92	1,000.00	1,018.39	+	6.88	1,000.00	1,019.11	+	6.15	1,000.00	1,017.68	+	7.59	1,000.00	1,017.50	+	7.77
Class P
Actual	1,000.00	1,192.60		4.04	1,000.00	1,211.90		4.42	1,000.00	1,188.70		3.19	1,000.00	1,111.90		4.75	1,000.00	1,039.80		4.61
Hypothetical 5% return	1,000.00	1,021.52	+	3.72	1,000.00	1,021.21	+	4.04	1,000.00	1,022.29	+	2.95	1,000.00	1,020.70	+	4.55	1,000.00	1,020.68	+	4.57

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Capital Growth Fund	1.11%	1.86%	0.74%	1.24%	0.86%	0.73%	1.36%	0.73%
Concentrated Growth Fund	1.10	1.85	0.80	N/A	0.85	0.79	1.35	0.79
Flexible Cap Fund	0.96	1.71	0.59	N/A	0.71	0.58	1.21	0.58
Growth Opportunities Fund	1.24	1.99	0.90	1.40	0.99	0.89	1.49	0.89
Small Cap Growth Fund	1.28	2.03	0.91	N/A	1.03	0.90	1.53	0.90

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Fund Expenses — Six Month Period Ended August 31, 2021 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund				U.S. Equity ESG Fund
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*
Class A
Actual	$1,000.00	$1,073.98		$6.28	$1,000.00	$1,192.64		$6.20	$1,000.00	$1,194.89		$7.04	$1,000.00	$1,197.09		$5.58
Hypothetical 5% return	1,000.00	1,019.15	+	6.11	1,000.00	1,019.55	+	5.71	1,000.00	1,018.79	+	6.47	1,000.00	1,020.12	+	5.13
Class C
Actual	1,000.00	1,070.06		10.18	1,000.00	1,187.97		10.32	1,000.00	1,190.85		11.16	1,000.00	1,192.59		9.72
Hypothetical 5% return	1,000.00	1,015.37	+	9.91	1,000.00	1,015.77	+	9.51	1,000.00	1,015.01	+	10.27	1,000.00	1,016.34	+	8.94
Institutional
Actual	1,000.00	1,075.78		4.61	1,000.00	1,195.38		4.16	1,000.00	1,196.88		5.44	1,000.00	1,199.37		3.71
Hypothetical 5% return	1,000.00	1,020.76	+	4.49	1,000.00	1,021.41	+	3.83	1,000.00	1,020.26	+	5.00	1,000.00	1,021.84	+	3.41
Service
Actual	1,000.00	1,072.94		7.21	1,000.00	1,193.42		6.91	1,000.00	1,194.05		8.18	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.25	+	7.02	1,000.00	1,018.90	+	6.36	1,000.00	1,017.74	+	7.53	N/A	N/A		N/A
Investor
Actual	1,000.00	1,075.15		4.98	1,000.00	1,194.86		4.83	1,000.00	1,196.74		5.66	1,000.00	1,198.50		4.20
Hypothetical 5% return	1,000.00	1,020.41	+	4.85	1,000.00	1,020.81	+	4.44	1,000.00	1,020.05	+	5.20	1,000.00	1,021.38	+	3.86
Class R6
Actual	1,000.00	1,076.04		4.56	1,000.00	1,195.04		4.11	1,000.00	1,197.05		5.38	1,000.00	1,199.25		3.65
Hypothetical 5% return	1,000.00	1,020.81	+	4.44	1,000.00	1,021.46	+	3.78	1,000.00	1,020.31	+	4.95	1,000.00	1,021.89	+	3.36
Class R
Actual	1,000.00	1,072.71		7.58	1,000.00	1,190.72		7.58	N/A	N/A		N/A	1,000.00	1,195.60		6.97
Hypothetical 5% return	1,000.00	1,017.89	+	7.38	1,000.00	1,018.29	+	6.98	N/A	N/A		N/A	1,000.00	1,018.86	+	6.41
Class P
Actual	1,000.00	1,075.68		4.56	1,000.00	1,195.36		4.11	1,000.00	1,197.05		5.38	1,000.00	1,199.37		3.65
Hypothetical 5% return	1,000.00	1,020.81	+	4.44	1,000.00	1,021.46	+	3.78	1,000.00	1,020.31	+	4.95	1,000.00	1,021.89	+	3.36

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Small/Mid Cap Growth Fund	1.20%	1.95%	0.88%	1.38%	0.95%	0.87%	1.45%	0.87%
Strategic Growth Fund	1.12	1.87	0.75	1.25	0.87	0.74	1.37	0.74
Technology Opportunities Fund	1.27	2.02	0.98	1.48	1.02	0.97	N/A	0.97
U.S. Equity ESG Fund	1.01	1.76	0.67	N/A	0.76	0.66	1.26	0.66

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Concentrated Growth Fund and Strategic Growth Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Small Cap Growth Fund, which commenced operations on October 31, 2019); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with the exception of the Small Cap Growth Fund) ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth Fund’s and Strategic Growth Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Capital Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one- and three-year periods and outperformed its benchmark index for the five- and ten-year periods ended March 31, 2021. They observed that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. The Trustees noted that the Flexible Cap Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods and in the fourth quartile for the three- year period, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2021. They also considered that the Flexible Cap Fund had experienced certain portfolio management changes in 2020. The Trustees noted that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five- and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2021. They considered that the Small Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2021. The Trustees observed that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2021. They noted that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2021. The Trustees observed that the Technology Opportunities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one- and ten-year periods and outperformed for the three- and five-year periods ended March 31, 2021. They noted that the U.S. Equity ESG Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one- and ten-year periods and outperformed for the three- and five-year periods ended March 31, 2021. The Trustees considered that the former Blue Chip Fund had been repositioned as the U.S. Equity ESG Fund in 2020, which had involved changes to the Fund’s investment strategy and portfolio management, as well as the Fund’s name.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Capital Growth Fund, Technology Opportunities Fund, Growth Opportunities Fund, and Strategic Growth Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of each Fund and/or total Fund expenses and of the U.S. Equity ESG Fund that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund	Growth Opportunities Fund	Small Cap Growth Fund

First $1 billion	0.71%	0.76%	0.55%	0.92%	0.85%

Next $1 billion	0.64	0.68	0.50	0.92	0.85

Next $3 billion	0.61	0.65	0.47	0.83	0.77

Next $3 billion	0.61	0.64	0.46	0.79	0.73

Over $8 billion	0.61	0.62	0.45	0.77	0.71

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund

First $1 billion	0.85%	0.71%	0.94%	0.55%

Next $1 billion	0.85	0.64	0.85	0.50

Next $3 billion	0.77	0.61	0.80	0.47

Next $3 billion	0.73	0.59	0.79	0.46

Over $8 billion	0.71	0.58	0.77	0.45

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Growth Opportunities Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Concentrated Growth Fund’s, Growth Opportunities Fund’s, Small/Mid Cap Growth Fund’s, Technology Opportunities Fund’s, and U.S. Equity ESG Fund’s Class A, Class C, Investor, and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Small/Mid Cap Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

182

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

183

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2021, 97.44%, 99.94%, 51,54%, 14.89%, 2.32%, 11.90%, 13.37%, 11.35% and 89.59% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds, designate $34,899,429, $10,169,325, $812,890, $214,147,837, $123, $267,444,660, $23,737,095, $55,965,814 and $1,149,182, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2021.

For the year ended August 31, 2021, 100%, 100%, 55.20%, 15.61%, 1.46% 9.26%, 59.03%, 34.77% and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2021, the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds, designate $95,296, $709,768, $376,107, $42,355,710, $1,215,797, $96,550,926, $2,087,912, $10,001,353 and $5,972 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended August 31, 2021, 1.96%, 0.43%, 0.51%, 1.58% and 2.58% of the dividend paid from net investment company taxable income by the Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities respectively, qualifies as section 199A dividends.

184

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 256212-OTU-1495653 EQGRWAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied strongly during the 12 months ended August 31, 2021 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 31.17%. The Russell 3000® Index generated a return of 33.04%.

U.S. equities moved lower as the Reporting Period began in September 2020, with the S&P 500 Index declining for the first time in five months. Shares of large-cap technology companies, which had been key drivers of the market’s powerful rally from its March 2020 lows, fell sharply in early September amid concerns about stretched valuations, among other factors. There were also worries about Congress failing to break an impasse on a fifth fiscal aid package, and it appeared there might well be strong division in advance of the then-upcoming U.S. Presidential elections. Still, corporate earnings were better than consensus expected.

In the fourth quarter of 2020, U.S. equities rebounded for the third consecutive quarter, extending a broad-based recovery from steep first quarter 2020 declines. Stocks rallied on the prospect of an end to the global COVID-19 pandemic and its weighty economic impact with the distribution of approved COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory for U.S. President in November proved positive for equity markets during the quarter. After a historically sharp but short recession in the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved as temporary job losses were regained, and U.S. manufacturing activity recovered. Still, reminders of a COVID-19 ceiling for industries hit hardest by the pandemic restrictions persisted.

Rising bond yields and a value-led U.S. equity market dominated the first quarter of 2021. The key driver of this performance was the Democrat victory for Senators in Georgia in January, which, in turn, paved the way for additional massive U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited the financials sector and value-oriented stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of a fiscal stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product growth for 2021. Some investors worried that the size of the fiscal stimulus could provoke an uptick in inflation. However, despite upgrading its economic growth forecasts and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) stated it did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

The U.S. equity market continued to perform well in the second quarter of 2021 overall. Discussions centered on the Fed liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profit backdrop and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. However, the peak inflation theme gained traction as the quarter progressed even as economists suggested the transitory period may be longer than initially expected. Corporate earnings season brought another round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressures offset by above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

U.S. equities continued to move higher in July and August 2021. Bullish narrative surrounding central bank liquidity tailwinds, excess savings from fiscal stimulus, economic reopening momentum, COVID-19 vaccine efficacy, upside corporate earnings surprises, elevated operating leverage, corporate buyback boom and retail impulse prevailed. Discussions centered around the reflation trade and the spread of the Delta variant of COVID-19. Focus remained on the possibility the Fed may not be as willing to let the economy run as “hot” as initially envisioned under its policy framework and on the Fed tapering its asset purchases, though payroll growth remained a key input in the tapering discussion. The U.S. Senate passed a $1 trillion bipartisan infrastructure bill in August, though the path to additional fiscal stimulus remained complicated. By the end of August, the second calendar quarter corporate earnings season had largely closed out with a year-over-year earnings per share growth rate topping 90%.

1

MARKET REVIEW

For the Reporting Period overall, all 11 sectors of the S&P 500 Index posted double-digit absolute gains, led by financials, energy and communication services. On a relative basis, the weakest performing sectors in the S&P 500 Index were consumer staples, consumer discretionary and utilities.

Within the U.S. equity market, all capitalization segments generated robust double-digit absolute returns, with small-cap stocks, as measured by the Russell 2000® Index, leading the way, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, in a reversal from the prior 12-month period ended August 31, 2020, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum during the Reporting Period, though both style segments posted healthy double-digit absolute gains across the U.S. equity market. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we remained optimistic about the pace and scope of the U.S. economic recovery, believing it was on an improving, though perhaps no longer accelerating, path alongside the rollout of the COVID-19 vaccines and continued expansionary monetary and fiscal policy. Against this significantly improved economic backdrop, in our view, we expected the U.S. equity market rally to continue but with broader sector participation and potential choppiness in the near term given ongoing uncertainty in the market. Additionally, we were closely monitoring persistent supply chain disruptions, rising interest rates and pockets of inflation as potential sources of volatility. As always, we believe it is crucial to stay true to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation and differentiated business models aligned to secular advantages. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds (the “Funds”) own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

2

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 26.23%, 25.26%, 26.63%, 26.01%, 26.54%, 26.64%, 25.91% and 26.65%, respectively. These returns compare to the 36.44% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust double-digit absolute gains, it underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also detracted from the Fund’s relative performance.

During this Reporting Period, it is particularly worth remembering that we seek to take a diversified approach when solving for yield in the Fund. While the Fund has an emphasis on higher yielding, defensive sectors, we also seek more predictable cash flow generating companies in the cyclical part of the market, many of which are attractive on a relative value basis, in our view. This focus on quality companies detracted from the Fund’s performance relative to the Russell Index during the Reporting Period, especially during the fourth quarter of 2020 and first quarter of 2021.

Q	Which equity market sectors most significantly affected Fund performance?

A	All sectors within the Russell Index detracted from the Fund’s relative results during the Reporting Period. The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, consumer staples and consumer discretionary, wherein stock selection proved challenging. Underweights to financials and consumer discretionary, which each outperformed the Russell Index during the Reporting Period, and an overweight to consumer staples, which underperformed the Russell Index during the Reporting Period, hurt as well. Detracting least from the Fund’s relative results were the materials, real estate and health care sectors. While the Fund’s overweight allocations to materials and real estate contributed positively, such positioning was more than offset by weak stock selection. Both allocation positioning and stock selection dampened results in the health care sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Kimberly-Clark, Citigroup and Amgen.

Personal care company Kimberly-Clark was the biggest detractor from the Fund’s results during the Reporting Period. The company suffered during the Reporting from COVID-19 pandemic-driven volatility and from higher input costs. At the end of the Reporting Period, we remained constructive on the company due to the brand’s fundamentals

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PORTFOLIO RESULTS

as well as what we see as the potential growth of its business across emerging markets.

Diversified financial services holding company Citigroup’s stock generated a robust double-digit gain during the Reporting Period, but it detracted from the Fund’s relative results. We initiated the Fund position in March 2021. At the time of purchase, we found Citigroup’s dividend to be well covered and its valuation at an attractive entry point. We also were favorable on Citigroup relative to other banks given Citigroup’s reserve builds and believed there was potential for reserve releases in the back half of 2021. We further believed credit card volumes may recover in the fourth quarter of 2021 and into 2022, and Citigroup may benefit from this trend. Its share price rose for several months after we established the Fund position, but it subsequently declined from its June 2021 high, and we opted to sell the position.

U.S.-based multinational biopharmaceutical company Amgen generated a negative return during the Reporting Period, as the company experienced a decrease in diagnoses over the course of the COVID-19 pandemic, and its field activity was only at a percentage of pre-COVID-19 levels.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Eli Lilly and Company, Eaton and JPMorgan Chase.

Eli Lilly and Company, a leading pharmaceutical company with a history of innovation and a strong drug pipeline, was the top positive contributor to the Fund’s relative results during the Reporting Period. Its shares rose on strong results on its Alzheimer’s drug. Its returns were also driven by earnings that beat consensus expectations. At the end of the Reporting Period, we remained optimistic on the company, as it had demonstrated accelerating top-line growth due to drug launches and increased margin growth.

Eaton, a multinational power management company, significantly outpaced the Russell Index during the Reporting Period, as the company’s new Chief Executive Officer appears to have done a good job of reshaping its portfolio and driving operational changes. In our view, the company has also been able to reliably generate attractive free cash flow. At the end of the Reporting Period, we saw value in Eaton’s end market exposure to some recovering sectors, including commercial aerospace, and we believed the company was well positioned to benefit from any incremental government stimulus focused around infrastructure.

U.S. bank JPMorgan Chase performed well during the Reporting Period, with its share price benefiting from increasing revenue driven by fee growth and strong investment banking activity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Bank of America. We believe the financial institution offers appealing potential for return improvement through operating leverage and increasing capital returns. We also believe the bank will continue to be able to largely offset the impact of the lower interest rate environment with its robust asset growth.

We established a Fund position in UnitedHealth Group, which owns and manages organized health systems. We were encouraged by the company’s strong membership growth during the first half of 2021 as well as by what we see as its innovative commercial benefit products.

Conversely, in addition to the sale of Citigroup, already mentioned, we eliminated the Fund’s position in Verizon Communications within the communication services sector to fund a position in AT&T. We were encouraged by the AT&T and Discovery merger announcement along with AT&T’s new management team’s approach toward value creation.

We sold the Fund’s position in information technology behemoth Apple due to our fundamental outlook and because we believed its stock was trading at peak valuations. We believed the most recent iPhone cycle was likely to be the peak cycle for a few years. A combination of pent-up demand from China being satisfied, an underwhelming reception to 5G (fifth generation technology), lack of appreciable innovation and a fully penetrated market led us to believe the growth of the iPhone line of business was likely to decelerate. Additionally, Apple’s margins were likely to be under pressure, in our view, from rising semiconductor prices and increasing regulatory pressures.

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PORTFOLIO RESULTS

Finally, the yield of Apple’s stock had fallen as its stock price appreciated.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in financials, real estate and industrials increased. The Fund’s exposure to communication services and information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweight positions relative to the Russell Index in the information technology, consumer staples, real estate, utilities and materials sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials, health care and communication services and was rather neutrally weighted to the Russell Index in industrials, consumer discretionary and energy.

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FUND BASICS

Equity Income Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

JPMorgan Chase & Co.	4.1%	Banks	United States
Johnson & Johnson	2.8	Pharmaceuticals	United States
Medtronic PLC	2.6	Health Care Equipment & Supplies	United States
Bank of America Corp.	2.5	Banks	United States
Cisco Systems, Inc.	2.3	Communications Equipment	United States
Chevron Corp.	2.3	Oil, Gas & Consumable Fuels	United States
UnitedHealth Group, Inc.	2.3	Health Care Providers & Services	United States
AT&T, Inc.	2.2	Diversified Telecommunication Services	United States
Eaton Corp. PLC	2.2	Electrical Equipment	United States
Eli Lilly & Co.	2.2	Pharmaceuticals	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	26.23%	10.63%	11.80%	—
Including sales charges	19.28%	9.39%	11.17%	—

Class C
Excluding contingent deferred sales charges	25.26%	9.82%	10.97%	—
Including contingent deferred sales charges	24.25%	9.82%	10.97%	—

Institutional	26.63%	11.04%	12.23%	—

Service	26.01%	10.49%	11.67%	—

Investor	26.54%	10.92%	12.08%	—

Class R6 (Commenced July 31, 2015)	26.64%	11.06%	N/A	9.34%

Class R	25.91%	10.37%	11.52%	—

Class P (Commenced April 17, 2018)	26.65%	N/A	N/A	11.42%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-40 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 34.43%, 33.34%, 34.80%, 34.71%, 34.79%, 34.04% and 34.76%, respectively. These returns compare to the 36.44% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust double-digit absolute gains, it underperformed the Russell Index on a relative basis due primarily to sector allocation overall. Stock selection as a whole contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, energy and materials, wherein both sector allocation positioning and stock selection proved challenging. Contributing positively to the Fund’s relative results was effective stock selection in the communication services, information technology and industrials sectors. Having an overweight to industrials, which outperformed the Russell Index during the Reporting Period, also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in health insurance services provider Humana, musculoskeletal healthcare services company Zimmer Biomet Holdings and utilities company Ameren.

Humana’s stock finished the Reporting Period relatively flat, largely due to varying quarterly earnings reports with both positive and negative results. At the end of the Reporting Period, we were monitoring the name closely, as COVID-19-related hospitalizations had increased once again, leading us to carefully watch the health insurance industry overall.

Zimmer Biomet Holdings achieved positive returns during the Reporting Period but detracted from the Fund’s relative results based on the timing of our trading activity and on our positioning in the name. At the end of the Reporting Period, we continued to view the stock as a recovery and restructuring opportunity and believed Zimmer Biomet Holdings was well-equipped from a product standpoint to perform well within the industry.

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PORTFOLIO RESULTS

Ameren detracted from the Fund’s relative results largely as a result of a 15% drawdown in its stock after it reported third quarter 2020 earnings in which the earnings were in line with consensus expectations but revenues missed consensus expectations. Lower electric sales due to high temperatures and the ripple effects of the COVID-19 pandemic caused the company to further reduce its guidance. At the end of the Reporting Period, we remained optimistic on the company, as we believed it had a compelling valuation relative to its prospects ahead.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in General Electric, Aptiv and Alphabet.

General Electric engages in the industrial industry through its power, renewable energy, aviation and health care segments and also has a financial services business segment. Its stock rallied during the Reporting Period as the company beat consensus earnings estimates in all quarters except the fourth quarter of 2020. The company also announced strategic partnerships, acquisitions and Environmental, Social and Governance efforts during the Reporting Period, prompting an improved investor outlook. At the end of the Reporting Period, we believed General Electric was well positioned to continue to benefit from strategic partnerships, technological innovations, a recovery in commercial aviation and an improving cash flow profile.

Vehicle components manufacturer Aptiv outperformed the Russell Index during the Reporting Period, and its third quarter 2020 earnings report reaffirmed our confidence in its stock, as, in our view, the earnings report highlighted Aptiv’s attractive positioning in the vehicle electrification and autonomous driving space and its strong execution. Given its strong performance, however, we opted to sell the position, taking profits.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in BlackRock, which provides investment management services to institutional clients and to retail investors through various investment vehicles. In our view, the company has a diversified product platform that continues to perform at a high level and is heavily focused on the broader demand for data and analytics related to sustainability. We also favorably viewed its growth prospects, competitive positioning and valuation.

We established a Fund position in Marvell Technology Group, a designer, developer and seller of integrated circuits. We believe the demand for data infrastructure should remain strong, and some design win announcements may indicate continued forward momentum in the upcoming year for the company.

Conversely, in addition to the sale of Aptiv mentioned earlier, we eliminated the Fund’s position in health care products manufacturer Johnson & Johnson during the Reporting Period. We sold the position in October 2020 following COVID-19 vaccination momentum and reallocated to what we saw as more attractive risk/reward opportunities elsewhere.

We exited the Fund’s position in entertainment and media enterprise Walt Disney Company. While we continued to like the company’s prospects and the momentum of Disney+, we ultimately decided to sell the position in favor of what we considered to be more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights

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PORTFOLIO RESULTS

are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services, consumer staples, materials and real estate increased. The Fund’s exposure to the energy, health care, industrials and information technology sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund was overweight in materials, industrials, utilities, consumer staples and real estate relative to the Russell Index. On the same date, the Fund was underweight in financials, consumer discretionary and information technology and was rather neutrally weighted to the Russell Index in communication services, energy and health care.

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FUND BASICS

Focused Value Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

JPMorgan Chase & Co.	4.7%	Banks	United States
Alphabet, Inc., Class A	4.0	Interactive Media & Services	United States
General Electric Co.	4.0	Industrial Conglomerates	United States
NextEra Energy, Inc.	3.9	Electric Utilities	United States
BlackRock, Inc.	3.8	Capital Markets	United States
Marvell Technology, Inc.	3.6	Semiconductors & Semiconductor Equipment	United States
Procter & Gamble Co. (The)	3.5	Household Products	United States
AvalonBay Communities, Inc.REIT	3.4	Equity Real Estate Investment Trusts (REITs)	United States
Truist Financial Corp.	3.2	Banks	United States
Bristol-Myers Squibb Co.	3.1	Pharmaceuticals	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	34.43%	12.51%	10.02%
Including sales charges	27.09%	11.23%	9.01%

Class C (Commenced July 31, 2015)
Excluding contingent deferred sales charges	33.34%	11.67%	9.20%
Including contingent deferred sales charges	32.33%	11.67%	9.20%

Institutional (Commenced July 31, 2015)	34.80%	12.89%	10.42%

Investor (Commenced July 31, 2015)	34.71%	12.78%	10.30%

Class R6 (Commenced July 31, 2015)	34.79%	12.91%	10.44%

Class R (Commenced July 31, 2015)	34.04%	12.20%	9.74%

Class P (Commenced April 17, 2018)	34.76%	N/A	14.14%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment practices (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 32.64%, 31.59%, 33.08%, 32.36%, 32.92%, 33.05%, 32.32% and 33.05%, respectively. These returns compare to the 36.44% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust double-digit absolute gains, it underperformed the Russell Index on a relative basis due both to stock selection and sector allocation overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index was both stock selection and sector allocation positioning in the information technology, utilities and energy sectors. Only partially offsetting these detractors were consumer discretionary, industrials and communication services, which contributed positively as stock selection in each proved effective.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in health insurance services provider Humana, musculoskeletal healthcare services company Zimmer Biomet Holdings and utilities company Ameren.

Humana’s stock finished the Reporting Period relatively flat, largely due to varying quarterly earnings reports with both positive and negative results. At the end of the Reporting Period, we were monitoring the name closely, as COVID-19-related hospitalizations had increased once again, leading us to carefully watch the health insurance industry overall.

Zimmer Biomet Holdings achieved positive returns during the Reporting Period but detracted from the Fund’s relative results based on the timing of our trading activity and on our positioning in the name. At the end of the Reporting Period, we continued to view the stock as a recovery and restructuring opportunity and believed Zimmer Biomet Holdings was well-equipped from a product standpoint to perform well within the industry.

Ameren detracted from the Fund’s relative results largely as a result of a 15% drawdown in its stock after it reported third quarter 2020 earnings in which the earnings were in line with consensus expectations but revenues missed consensus expectations. Lower electric sales due to high temperatures and the ripple effects of the COVID-19 pandemic caused the company to further reduce its guidance. At the end of the

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PORTFOLIO RESULTS

Reporting Period, we remained optimistic on the company, as we believed it had a compelling valuation relative to its prospects ahead.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in General Electric, Aptiv and Alphabet.

General Electric engages in the industrial industry through its power, renewable energy, aviation and health care segments and also has a financial services business segment. Its stock rallied during the Reporting Period as the company beat consensus earnings estimates in all quarters except the fourth quarter of 2020. The company also announced strategic partnerships, acquisitions and Environmental, Social and Governance efforts during the Reporting Period, prompting an improved investor outlook. At the end of the Reporting Period, we believed General Electric was well positioned to continue to benefit from strategic partnerships, technological innovations, a recovery in commercial aviation and an improving cash flow profile.

Vehicle components manufacturer Aptiv outperformed the Russell Index during the Reporting Period, and its third quarter 2020 earnings report reaffirmed our confidence in its stock, as, in our view, the earnings report highlighted Aptiv’s attractive positioning in the vehicle electrification and autonomous driving space and its strong execution. Given its strong performance, however, we opted to sell the position, taking profits.

Alphabet is a holding company that engages in advertising, digital content, applications, cloud offerings and more through its subsidiaries, including its largest, Google. Alphabet’s share price appreciated significantly during the Reporting Period as a result of substantially better than consensus expected revenues and earnings per share in every quarter, driven, in turn, by solid performance in advertising spending in Google, brand spending in YouTube and ongoing Cloud growth. At the end of the Reporting Period, we expected Alphabet to continue to perform well, as advertising markets appeared to be improving and margins notably bettering through cost discipline.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Bank of America. We believe the financial institution offers appealing potential for return improvement through operating leverage and increasing capital returns. We also believe the bank will continue to be able to largely offset the impact of the lower interest rate environment with its robust asset growth.

We eliminated the Fund’s position in Verizon Communications within the communication services sector to fund a new position in AT&T. We were encouraged by the AT&T and Discovery merger announcement along with AT&T’s new management team’s approach toward value creation.

We sold the Fund’s position in financial institution Citigroup in September 2020 after a consent order was issued by the U.S. Federal Reserve by which Citigroup was required to make a plan to improve firmwide risk management and controls.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples, financials and materials increased. The Fund’s exposure to communication services, consumer discretionary, information technology and utilities decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had overweight positions relative to the Russell Index in the materials and consumer staples sectors. On the same date, the Fund had

14

PORTFOLIO RESULTS

underweight positions compared to the Russell Index in communication services and health care and had rather neutral allocations relative to the Russell Index in consumer discretionary, energy, financials, industrials, information technology, real estate and utilities.

15

FUND BASICS

Large Cap Value Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

JPMorgan Chase & Co.	3.9%	Banks	United States
Bank of America Corp.	2.8	Banks	United States
Johnson & Johnson	2.7	Pharmaceuticals	United States
Procter & Gamble Co. (The)	2.5	Household Products	United States
Morgan Stanley	2.3	Capital Markets	United States
NextEra Energy, Inc.	2.1	Electric Utilities	United States
Comcast Corp., Class A	2.0	Media	United States
BlackRock, Inc.	2.0	Capital Markets	United States
AT&T, Inc.	2.0	Diversified Telecommunication Services	United States
Bristol-Myers Squibb Co.	1.9	Pharmaceuticals	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	32.64%	10.10%	11.35%	—
Including sales charges	25.35%	8.86%	10.73%	—

Class C
Excluding contingent deferred sales charges	31.59%	9.27%	10.52%	—
Including contingent deferred sales charges	30.57%	9.27%	10.52%	—

Institutional	33.08%	10.45%	11.75%	—

Service	32.36%	9.90%	11.20%	—

Investor	32.92%	10.36%	11.63%	—

Class R6 (Commenced July 31, 2015)	33.05%	10.51%	N/A	8.65%

Class R	32.32%	9.82%	11.07%	—

Class P (Commenced April 17, 2018)	33.05%	N/A	N/A	11.51%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of 43.77%, 42.70%, 44.27%, 43.57%, 44.11%, 44.33%, 43.41% and 44.30%, respectively. These returns compare to the 44.50% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit absolute gains but modestly underperformed the Russell Index on a relative basis due to both stock selection and sector allocation overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index was stock selection in industrials, real estate and communication services. Only partially offsetting these detractors were financials, consumer discretionary and consumer staples, which contributed positively as stock selection in each proved effective.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in musculoskeletal health care services company Zimmer Biomet Holdings, telecommunications company ViacomCBS and frozen foods company Nomad Foods.

Zimmer Biomet Holdings achieved positive returns during the Reporting Period but detracted from the Fund’s relative results based on the timing of our trading activity and on our positioning in the name. At the end of the Reporting Period, we continued to view the stock as a recovery and restructuring opportunity and believed Zimmer Biomet Holdings was well-equipped from a product standpoint to perform well within the industry.

ViacomCBS was a new purchase for the Fund during the Reporting Period. Much of ViacomCBS’ weak performance during the Reporting Period was driven by technical rather than fundamental factors. At the end of the Reporting Period, we believed the long-term opportunities and performance of the company would likely offset the effect of its recent equity issuance. We also remained optimistic that ViacomCBS’ new streaming service would allow it to remain competitive relative to other media companies and believed its valuations were reasonable.

Nomad Foods’ share price was muted following a slight miss to top-line performance due to heightened consensus earnings expectations in the fourth quarter of 2020. However,

18

PORTFOLIO RESULTS

its stock rebounded after the company announced its acquisition of frozen food brand Findus Switzerland. At the end of the Reporting Period, we believed the company’s stock balance sheet and position in its industry would likely enable it to perform strategic acquisitions to expand its domain in the international space. Additionally, we felt its strong penetration within leading food chains across the U.S. and its current brand equity may well shift consumers’ attention to frozen food alternatives.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Pinnacle Financial Partners, SVB Financial Group and Discover Financial Services—each a constituent of the financials sector.

Banking company Pinnacle Financial Partners’ shares rallied in late October 2020 after the company reported strong third calendar quarter earnings. Its earnings reports also yielded favorable results in the fourth quarter of 2020 and first quarter of 2021. More specifically, the company delivered strong revenues across both fees and net interest. In addition to a strong top line, lower provisions and well-controlled expenses relative to revenue contributed to above-consensus expectations for earnings. At the end of the Reporting Period, we believed the company’s management team would both execute and create value for shareholders going forward and guide it to take market share, as we saw potential normalization in commercial loan demand.

SVB Financial Group is a west coast bank focused primarily on lending to technology-based companies. In addition to broad strength within banks during the Reporting Period, SVB Financial Group performed well as a result of its higher growth profile relative to its peers and solid warrant and investment gains, better than consensus expected investment banking results and improved provisions for losses. At the end of the Reporting Period, we continued to believe SVB Financial Group was a niche investment opportunity given its long-standing relationships in the technology, health sciences, private equity and venture capital industries. We viewed these relationships as beneficial to driving outsized loan and deposit growth relative to peers. Additionally, we were optimistic that SVB Financial Group had altered its risk profile to be less exposed to early-stage companies.

Discover Financial Services is a direct banking and payment services provider. Its strong performance during the Reporting Period was driven by largely positive earnings reports. Increased consumer spending progressed toward normal activity levels as well. At the end of the Reporting Period, we maintained conviction in Discover Financial Services should broader economic activity resume and pay-down rates normalize as we anticipate.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in medical specialty company Perkin Elmer. We looked favorably on the company’s acquisition of Oxford Immunotech, which we believe will give the company exposure to the fast-growing latent tuberculosis testing market. We also believe the company’s fast-growing diagnostics business should push its top-line growth in the near term.

We established a Fund position in diesel and natural gas engine manufacturer Cummins. Moving forward, we think Cummins should be a beneficiary of the structural clean energy transition, a potential mining cycle and any infrastructure spending packages passed by Congress, which, in our view, position the company well relative to its peers in the construction and heavy machinery space.

Conversely, we exited the Fund’s position in tool manufacturer Stanley Black & Decker. The company was a significant beneficiary of COVID-19-driven stimulus and thus may experience decelerating top-line trends for calendar year 2021. The impact of inflation on companies with low pricing power also led us to sell the position and reallocate the capital to what we saw as more attractive risk/reward opportunities.

We sold the Fund’s position in agricultural products provider Corteva. Corteva was executing well in taking share across seed and crop protection products and also was managing an effective cost savings plan, in our view. We simply preferred other stock positions at this time.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 10, 2021, Adam Agress, vice president and portfolio manager on the Goldman Sachs Fundamental Equity U.S. Equity Team and a portfolio manager of the Fund since 2017, left the firm to pursue another opportunity.

19

PORTFOLIO RESULTS

Sung Cho, managing director, continues to serve as portfolio manager for the Fund. Sung joined Goldman Sachs Asset Management in 2004 and has 19 years of investment experience. He has been a lead portfolio manager for the U.S. Mid Cap Value strategy since 2015. Sung will continue to leverage the expertise of more than 20 investment professionals as part of the Goldman Sachs Fundamental Equity U.S. Equity Team. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision make has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy and utilities increased. The Fund’s exposure to the communication services sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had an overweight position relative to the Russell Index in utilities sector, an underweight position in the consumer discretionary sector and was rather neutrally weighted to the remaining nine sectors in the Russell Index.

20

FUND BASICS

Mid Cap Value Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Marvell Technology, Inc.	2.1%	Semiconductors & Semiconductor Equipment	United States
Ball Corp.	1.8	Containers & Packaging	United States
AMETEK, Inc.	1.8	Electrical Equipment	United States
Motorola Solutions, Inc.	1.7	Communications Equipment	United States
Zimmer Biomet Holdings, Inc.	1.6	Health Care Equipment & Supplies	United States
Live Nation Entertainment, Inc.	1.6	Entertainment	United States
Packaging Corp. of America	1.6	Containers & Packaging	United States
PerkinElmer, Inc.	1.6	Life Sciences Tools & Services	United States
East West Bancorp, Inc.	1.6	Banks	United States
M&T Bank Corp.	1.6	Banks	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	43.77%	12.43%	11.94%	—
Including sales charges	35.85%	11.16%	11.31%	—

Class C
Excluding contingent deferred sales charges	42.70%	11.59%	11.11%	—
Including contingent deferred sales charges	41.70%	11.59%	11.11%	—

Institutional	44.27%	12.86%	12.38%	—

Service	43.57%	12.30%	11.82%	—

Investor	44.11%	12.71%	12.22%	—

Class R6 (Commenced July 31, 2015)	44.33%	12.87%	N/A	10.15%

Class R	43.41%	12.15%	11.66%	—

Class P (Commenced April 17, 2018)	44.30%	N/A	N/A	13.99%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 49.77%, 48.69%, 50.29%, 49.53%, 50.14%, 50.31%, 49.39% and 50.28%, respectively. These returns compare to the 59.49% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains but underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also detracted from the Fund’s relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Weak stock selection in the financials, real estate and communication services sectors detracted most from the Fund’s performance relative to the Russell Index. Having an underweight to communication services, which outperformed the Russell Index during the Reporting Period, also hurt. The only two sectors to contribute positively to the Fund’s relative results during the Reporting Period were health care and consumer staples, where stock selection proved effective.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in insurance holding company Palomar Holdings, data center real estate investment trust CyrusOne and industrial properties manager Terreno Realty.

Shares of Palomar Holdings fell as the risk profile of the company, which provides specialty insurance solutions, including for earthquakes and floods, shifted following the weather-related catastrophe exposure the insurer incurred during the Reporting Period. The heightened exposure changed the insurer’s earnings profile from one with relatively predictable earnings to more volatile results. In turn, we decided to exit the Fund’s position in Palomar Holdings.

After reporting relatively strong results, it came as a surprise to many investors that CyrusOne’s recently hired Chief Executive Officer would be leaving the company, driving a decline in the real estate investment trust’s share price. We opted to sell the Fund’s position in CyrusOne after this announcement.

For no apparent fundamental reason, Terreno Realty’s shares lagged the Russell Index during the Reporting Period and thus detracted from the Fund’s relative results. That being said, at the end of the Reporting Period, we remained

23

PORTFOLIO RESULTS

optimistic in the company as it continued to grow its cash flows and expand its real estate portfolio.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in consumer retail company Crocs, oil and natural gas company ChampionX and agriculture commodities company Darling Ingredients.

Shares of Crocs performed well during the Reporting Period, led by strong sales and earnings that beat consensus expectations in both the first and second quarters of 2021. In addition to the solid results, the company raised its fiscal year 2021 sales and margin guidance. At the end of the Reporting Period, we continued to be impressed with Crocs’ management’s ability to execute on its strategic plan and believed creative and thoughtful marketing and merchandising may well result in ongoing success for the brand.

In part due to merger synergies, ChampionX generated strong free cash flows and reduced debt levels during the Reporting Period. As a result, the company delivered strong results during the Reporting Period despite a difficult operating environment that included significant raw material cost inflation. At the end of the Reporting Period, we remained optimistic about ChampionX, as it remained, in our view, focused on generating returns and free cash flows.

Darling Ingredients delivered second quarter 2021 results that were meaningfully above consensus expectations, and its management provided guidance through 2022 that underscored their confidence in the business. We exited the Fund’s position in Darling Ingredients as the company grew beyond the capitalization criteria of the portfolio.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in supply chain solutions company WESCO International. The company provides logistics expertise and systems capabilities globally. We believe WESCO International should potentially benefit from increased cloud-based computing and the need for enhanced broadband capabilities across markets.

We established a Fund position in residential thermal and security solutions provider Resideo Technologies. We were positive, at the time of purchase, on the company’s strategic positioning within the home solutions market and saw long-term growth potential for its “smart home” technologies.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in utilities company PNM Resources, reallocating proceeds to what we saw as better risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy and industrials increased, and its allocations compared to the Russell Index in consumer discretionary and health care decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund was overweight compared to the Russell Index in industrials, was underweight compared to the Russell Index in health care and was rather neutrally weighted to the remaining nine sectors in the Russell Index.

24

FUND BASICS

Small Cap Value Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Avient Corp.	1.3%	Chemicals	United States
Rexnord Corp.	1.2	Machinery	United States
WESCO International, Inc.	1.0	Trading Companies & Distributors	United States
Tenet Healthcare Corp.	1.0	Health Care Providers & Services	United States
Resideo Technologies, Inc.	0.9	Building Products	United States
KBR, Inc.	0.9	Professional Services	United States
Healthcare Realty Trust, Inc. REIT	0.9	Equity Real Estate Investment Trusts (REITs)	United States
PennyMac Mortgage Investment Trust REIT	0.8	Mortgage Real Estate Investment Trusts (REITs)	United States
Highwoods Properties, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)	United States
Pebblebrook Hotel Trust REIT	0.8	Equity Real Estate Investment Trusts (REITs)	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund (if any) are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.55% of the Fund’s net assets as of August 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

25

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	49.77%	9.56%	11.65%	—
Including sales charges	41.54%	8.33%	11.02%	—

Class C
Excluding contingent deferred sales charges	48.69%	8.75%	10.82%	—
Including contingent deferred sales charges	47.69%	8.75%	10.82%	—

Institutional	50.29%	9.98%	12.09%	—

Service	49.53%	9.43%	11.53%	—

Investor	50.14%	9.84%	11.93%	—

Class R6 (Commenced July 31, 2015)	50.31%	9.99%	N/A	9.11%

Class R	49.39%	9.29%	11.37%	—

Class P (Commenced April 17, 2018)	50.28%	N/A	N/A	7.91%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

26

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2020, the capitalization range of the companies in these indexes was between $33 million and $37.287 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 50.62%, 49.46%, 51.16%, 50.98%, 51.12%, 50.17% and 51.04%, respectively. These returns compare to the 52.51% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit absolute gains but modestly underperformed the Russell Index on a relative basis during the Reporting Period due to both stock selection and sector allocation overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the financials, real estate and information technology sectors detracted most from the Fund’s performance relative to the Russell Index. Partially offsetting these detractors was effective stock selection in the consumer discretionary, health care and industrials sectors, which contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in data center real estate investment trust CyrusOne, residential and commercial building products manufacturer AZEK Company and Texas-based gas utilities company Atmos Energy.

After reporting relatively strong results, it came as a surprise to many investors that CyrusOne’s recently hired Chief Executive Officer would be leaving the company, driving a decline in the real estate investment trust’s share price. We opted to sell the Fund’s position in CyrusOne after this announcement.

Shares of AZEK Company lagged the Russell Index during the Reporting Period as the ongoing impact of inflation and the company’s capacity expansion plans proved to be near-term headwinds to its margins. Still, at the end of the Reporting Period, we remained optimistic on the company, as it appears to us it continues to improve its margins and capitalize on the strong demand for its products.

Shares of Atmos Energy were relatively flat during the Reporting Period, reflecting general uncertainty in the company. Given this broad uncertainty, we exited the Fund’s position in Atmos Energy in May 2021.

27

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in consumer retail company Crocs, specialty retailer Bath & Body Works and banking company Pinnacle Financial Partners.

Shares of Crocs performed well during the Reporting Period, led by strong sales and earnings that beat consensus expectations in both the first and second quarters of 2021. In addition to the solid results, the company raised its fiscal year 2021 sales and margin guidance. At the end of the Reporting Period, we continued to be impressed with Crocs’ management’s ability to execute on its strategic plan and believed creative and thoughtful marketing and merchandising may well result in ongoing success for the brand.

Bath & Body Works was a new purchase for the Fund during the Reporting Period. Following the initiation of the Fund’s position in the company in January 2021, its shares appreciated as Bath & Body Works delivered record top-line sales, driven by growth across categories. With this momentum, the company also realized benefits from its profit improvement plans and permanent store closures. At the end of the Reporting Period, we remained optimistic on the company, as we believed it continues to grow and execute on its business initiatives.

Banking company Pinnacle Financial Partners’ shares rallied in late October 2020 after the company reported strong third calendar quarter earnings. Its earnings reports also yielded favorable results in the fourth quarter of 2020 and first quarter of 2021. More specifically, the company delivered strong revenues across both fees and net interest. In addition to a strong top line, lower provisions and well-controlled expenses relative to revenue contributed to above-consensus expectations for earnings. At the end of the Reporting Period, we believed the company’s management team would both execute and create value for shareholders going forward and guide it to take market share, as we saw potential normalization in commercial loan demand.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Bath & Body Works, mentioned earlier, we initiated a Fund position in biopharmaceutical development and commercialization services company Syneos Health. We are optimistic about the company’s ability to perform amid favorable demand and trial environments across segments.

We established a Fund position in energy company Devon Energy. In addition to broad energy sector tailwinds during the Reporting Period, we believe its balance sheet is in a strong position going forward, opening opportunities for greater payout of free cash flows in the form of dividends. Overall, we also remain optimistic about the company’s ability to drive return for shareholders.

Conversely, in addition to the sale of Cyrus One mentioned earlier, we exited the Fund’s position in real estate development company Duke Realty. As the company continues to grow, we sold the position and reallocated the proceeds to what we felt were better risk/reward opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, energy and materials increased, and its allocations compared to the Russell Index in industrials and real estate decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2021?

A	At the end of August 2021, the Fund had an overweight position compared to the Russell Index in consumer discretionary and was rather neutrally weighted in the remaining ten sectors of the Russell Index.

28

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2021

TOP 10 HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Avient Corp.	1.2%	Chemicals	United States
Quanta Services, Inc.	1.2	Construction & Engineering	United States
Highwoods Properties, Inc. REIT	1.2	Equity Real Estate Investment Trusts (REITs)	United States
Hill-Rom Holdings, Inc.	1.1	Health Care Equipment & Supplies	United States
Syneos Health, Inc.	1.1	Life Sciences Tools & Services	United States
Rexnord Corp.	1.1	Machinery	United States
Devon Energy Corp.	1.1	Oil, Gas & Consumable Fuels	United States
PerkinElmer, Inc.	1.0	Life Sciences Tools & Services	United States
Equity LifeStyle Properties, Inc. REIT	1.0	Equity Real Estate Investment Trusts (REITs)	United States
Crown Holdings, Inc.	1.0	Containers & Packaging	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.34% of the Fund’s net assets as of August 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	50.62%	11.84%	9.58%
Including sales charges	42.33%	10.58%	8.77%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	49.46%	11.00%	8.78%
Including contingent deferred sales charges	48.46%	11.00%	8.78%

Institutional (Commenced January 31, 2014)	51.16%	12.26%	10.04%

Investor (Commenced January 31, 2014)	50.98%	12.11%	9.86%

Class R6 (Commenced July 31, 2015)	51.12%	12.28%	10.35%

Class R (Commenced January 31, 2014)	50.17%	11.55%	9.32%

Class P (Commenced April 17, 2018)	51.04%	N/A	11.39%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

30

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 1.5%
28,114	L3Harris Technologies, Inc.	$6,550,843

Banks – 9.8%
252,847	Bank of America Corp.	10,556,362
110,393	JPMorgan Chase & Co.	17,657,360
44,689	M&T Bank Corp.	6,256,907
130,750	Truist Financial Corp.	7,460,595

		41,931,224

Beverages – 2.1%
121,362	Coca-Cola Co. (The)	6,833,894
33,453	Coca-Cola Europacific Partners PLC (United Kingdom)	1,931,576

		8,765,470

Biotechnology – 0.8%
15,654	Amgen, Inc.	3,530,447

Capital Markets – 3.4%
6,879	BlackRock, Inc.	6,488,892
50,854	Morgan Stanley	5,310,683
24,706	Singapore Exchange Ltd. ADR (Singapore)	2,700,860

		14,500,435

Chemicals – 2.5%
16,838	Ecolab, Inc.	3,794,612
21,588	Linde PLC (United Kingdom)	6,791,369

		10,585,981

Commercial Services & Supplies – 1.6%
53,874	Republic Services, Inc.	6,687,380

Communications Equipment – 2.8%
167,781	Cisco Systems, Inc.	9,902,435
72,804	Juniper Networks, Inc.	2,109,860

		12,012,295

Construction & Engineering – 0.6%
91,715	Vinci SA ADR (France)	2,455,211

Consumer Finance – 1.1%
28,173	American Express Co.	4,675,591

Containers & Packaging – 1.4%
101,514	International Paper Co.	6,099,976

Diversified Telecommunication Services – 2.2%
339,708	AT&T, Inc.	9,314,793

Electric Utilities – 2.9%
107,380	NextEra Energy, Inc.	9,018,846
50,024	Xcel Energy, Inc.	3,439,150

		12,457,996

Electrical Equipment – 2.2%
54,860	Eaton Corp. PLC	9,236,230

Electronic Equipment, Instruments & Components – 1.1%
30,350	TE Connectivity Ltd.	4,559,177

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 6.8%
23,050	Alexandria Real Estate Equities, Inc. REIT	4,756,828
10,333	American Tower Corp. REIT	3,018,993
29,151	AvalonBay Communities, Inc. REIT	6,692,487
18,333	Boston Properties, Inc. REIT	2,071,446
70,703	Duke Realty Corp. REIT	3,712,614
91,698	Healthpeak Properties, Inc. REIT	3,301,128
105,170	Hudson Pacific Properties, Inc. REIT	2,774,385
46,093	Ventas, Inc. REIT	2,578,442

		28,906,323

Food & Staples Retailing – 0.8%
22,506	Walmart, Inc.	3,333,139

Food Products – 3.4%
35,816	Archer-Daniels-Midland Co.	2,148,960
69,697	General Mills, Inc.	4,029,184
35,891	McCormick & Co., Inc.	3,097,034
81,989	Mondelez International, Inc., Class A	5,089,057

		14,364,235

Health Care Equipment & Supplies – 3.7%
84,409	Medtronic PLC	11,266,913
30,229	Zimmer Biomet Holdings, Inc.	4,547,953

		15,814,866

Health Care Providers & Services – 3.9%
82,196	CVS Health Corp.	7,100,912
23,185	UnitedHealth Group, Inc.	9,651,220

		16,752,132

Hotels, Restaurants & Leisure – 3.2%
26,442	McDonald’s Corp.	6,278,917
23,700	Starbucks Corp.	2,784,513
35,086	Yum! Brands, Inc.	4,597,319

		13,660,749

Household Products – 3.6%
17,919	Clorox Co. (The)	3,011,288
33,819	Kimberly-Clark Corp.	4,660,597
54,721	Procter & Gamble Co. (The)	7,791,723

		15,463,608

Industrial Conglomerates – 1.7%
30,706	Honeywell International, Inc.	7,121,028

Insurance – 3.7%
32,018	Chubb Ltd.	5,888,751
29,941	Marsh & McLennan Cos., Inc.	4,706,725
82,037	MetLife, Inc.	5,086,294

		15,681,770

IT Services – 4.3%
14,069	Accenture PLC, Class A	4,735,063
49,156	Cognizant Technology Solutions Corp., Class A	3,751,094

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
33,180	Fidelity National Information Services, Inc.	$4,239,409
41,053	International Business Machines Corp.	5,761,378

		18,486,944

Machinery – 2.7%
21,569	Cummins, Inc.	5,089,852
28,231	Illinois Tool Works, Inc.	6,573,871

		11,663,723

Media – 0.6%
48,163	New York Times Co. (The), Class A	2,445,717

Metals & Mining – 1.4%
81,661	Rio Tinto PLC ADR (Australia)	6,130,291

Multiline Retail – 1.0%
17,209	Target Corp.	4,250,279

Multi-Utilities – 4.1%
59,226	Ameren Corp.	5,195,305
69,625	CMS Energy Corp.	4,465,051
58,427	National Grid PLC ADR (United Kingdom)	3,791,328
30,357	Sempra Energy	4,018,053

		17,469,737

Oil, Gas & Consumable Fuels – 4.2%
101,723	Chevron Corp.	9,843,735
104,580	Devon Energy Corp.	3,090,339
18,770	Pioneer Natural Resources Co.	2,809,306
48,941	Royal Dutch Shell PLC, Class B ADR (Netherlands)	1,926,807

		17,670,187

Pharmaceuticals – 6.9%
128,763	Bristol-Myers Squibb Co.	8,609,094
35,442	Eli Lilly & Co.	9,154,314
68,254	Johnson & Johnson	11,816,815

		29,580,223

Road & Rail – 1.0%
18,748	Union Pacific Corp.	4,065,316

Semiconductors & Semiconductor Equipment – 3.2%
13,686	KLA Corp.	4,652,692
73,757	Marvell Technology, Inc.	4,513,191
22,633	Texas Instruments, Inc.	4,320,866

		13,486,749

Software – 0.6%
8,684	Microsoft Corp.	2,621,526

Specialty Retail – 1.1%
12,314	Advance Auto Parts, Inc.	2,497,895
6,580	Home Depot, Inc. (The)	2,146,264

		4,644,159

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.5%
25,532	NetApp, Inc.	2,270,561

Water Utilities – 1.1%
26,528	American Water Works Co., Inc.	$4,834,728

TOTAL COMMON STOCKS
(Cost $325,693,736)		$424,081,039

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
809,595	0.026%	$809,595
(Cost $809,595)

TOTAL INVESTMENTS – 99.7%
(Cost $326,503,331)		$424,890,634

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,243,921

NET ASSETS – 100.0%		$426,134,555

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 2.7%
4,682	L3Harris Technologies, Inc.	$1,090,953

Airlines – 1.6%
14,079	United Airlines Holdings, Inc.*	654,814

Automobiles – 2.0%
15,850	General Motors Co.*	776,809

Banks – 10.6%
11,673	JPMorgan Chase & Co.	1,867,097
7,732	M&T Bank Corp.	1,082,557
21,885	Truist Financial Corp.	1,248,758

		4,198,412

Beverages – 2.8%
19,619	Coca-Cola Co. (The)	1,104,746

Capital Markets – 3.8%
1,602	BlackRock, Inc.	1,511,151

Chemicals – 2.8%
4,848	Ecolab, Inc.	1,092,545

Construction Materials – 2.3%
2,397	Martin Marietta Materials, Inc.	913,856

Consumer Finance – 2.1%
5,026	American Express Co.	834,115

Diversified Telecommunication Services – 1.8%
26,524	AT&T, Inc.	727,288

Electric Utilities – 3.9%
18,520	NextEra Energy, Inc.	1,555,495

Equity Real Estate Investment Trusts (REITs) – 6.2%
5,432	Alexandria Real Estate Equities, Inc. REIT	1,121,002
5,841	AvalonBay Communities, Inc. REIT	1,340,977

		2,461,979

Food Products – 2.5%
15,988	Mondelez International, Inc., Class A	992,375

Health Care Equipment & Supplies – 5.8%
25,800	Boston Scientific Corp.*	1,164,870
7,481	Zimmer Biomet Holdings, Inc.	1,125,516

		2,290,386

Health Care Providers & Services – 2.9%
2,825	Humana, Inc.	1,145,312

Household Products – 3.5%
9,637	Procter & Gamble Co. (The)	1,372,212

Industrial Conglomerates – 4.0%
14,915	General Electric Co.	1,572,190

Interactive Media & Services – 4.0%
552	Alphabet, Inc., Class A*	1,597,460

IT Services – 2.9%
14,889	Cognizant Technology Solutions Corp., Class A	1,136,180

Common Stocks – (continued)
Life Sciences Tools & Services – 2.5%
5,360	PerkinElmer, Inc.	990,528

Machinery – 2.9%
4,899	Illinois Tool Works, Inc.	1,140,781

Media – 2.7%
17,960	Comcast Corp., Class A	1,089,813

Metals & Mining – 1.5%
16,075	Freeport-McMoRan, Inc.	584,969

Multi-Utilities – 2.7%
12,407	Ameren Corp.	1,088,342

Oil, Gas & Consumable Fuels – 3.6%
8,814	Chevron Corp.	852,931
19,572	Devon Energy Corp.	578,352

		1,431,283

Pharmaceuticals – 6.1%
18,301	Bristol-Myers Squibb Co.	1,223,605
4,595	Eli Lilly & Co.	1,186,842

		2,410,447

Road & Rail – 2.9%
5,350	Union Pacific Corp.	1,160,094

Semiconductors & Semiconductor Equipment – 3.5%
23,014	Marvell Technology, Inc.	1,408,227

Software – 2.2%
5,668	Splunk, Inc.*	866,467

TOTAL COMMON STOCKS
(Cost $33,833,888)		$39,199,229

Shares	Dividend Rate	Value

Investment Company – 1.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
426,826	0.026%	$426,826
(Cost $426,826)

TOTAL INVESTMENTS – 99.9%
(Cost $34,260,714)		$39,626,055

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		63,977

NET ASSETS – 100.0%		$39,690,032

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 1.5%
33,386	L3Harris Technologies, Inc.	$7,779,272

Airlines – 0.9%
92,675	United Airlines Holdings, Inc.*	4,310,314

Automobiles – 0.9%
87,979	General Motors Co.*	4,311,851

Banks – 9.7%
338,281	Bank of America Corp.	14,123,232
121,212	JPMorgan Chase & Co.	19,387,859
46,273	M&T Bank Corp.	6,478,683
152,800	Truist Financial Corp.	8,718,768

		48,708,542

Beverages – 2.3%
124,284	Coca-Cola Co. (The)	6,998,432
22,238	Constellation Brands, Inc., Class A	4,695,331

		11,693,763

Biotechnology – 0.9%
6,701	Biogen, Inc.*	2,271,036
14,450	BioMarin Pharmaceutical, Inc.*	1,216,834
9,345	Neurocrine Biosciences, Inc.*	889,644

		4,377,514

Capital Markets – 5.3%
10,403	BlackRock, Inc.	9,813,046
72,626	Charles Schwab Corp. (The)	5,290,804
107,607	Morgan Stanley	11,237,399

		26,341,249

Chemicals – 2.1%
24,453	Ecolab, Inc.	5,510,728
15,871	Linde PLC (United Kingdom)	4,992,858

		10,503,586

Commercial Services & Supplies – 1.1%
41,801	Waste Connections, Inc.	5,401,107

Communications Equipment – 1.8%
153,833	Cisco Systems, Inc.	9,079,224

Construction Materials – 1.3%
16,534	Martin Marietta Materials, Inc.	6,303,587

Consumer Finance – 0.8%
24,678	American Express Co.	4,095,561

Containers & Packaging – 0.9%
47,086	Ball Corp.	4,518,373

Diversified Financial Services – 1.1%
18,577	Berkshire Hathaway, Inc., Class B*	5,308,749

Diversified Telecommunication Services – 1.9%
356,449	AT&T, Inc.	9,773,832

Electric Utilities – 3.1%
123,678	NextEra Energy, Inc.	10,387,715
73,036	Xcel Energy, Inc.	5,021,225

		15,408,940

Common Stocks – (continued)
Electrical Equipment – 1.1%
32,862	Eaton Corp. PLC	5,532,646

Entertainment – 1.0%
27,791	Walt Disney Co. (The)*	5,038,508

Equity Real Estate Investment Trusts (REITs) – 4.6%
22,465	Alexandria Real Estate Equities, Inc. REIT	4,636,102
24,676	AvalonBay Communities, Inc. REIT	5,665,116
31,845	Boston Properties, Inc. REIT	3,598,166
38,080	Prologis, Inc. REIT	5,127,853
12,326	Public Storage REIT	3,988,817

		23,016,054

Food & Staples Retailing – 0.7%
25,225	Walmart, Inc.	3,735,822

Food Products – 2.7%
67,305	General Mills, Inc.	3,890,902
41,320	Lamb Weston Holdings, Inc.	2,691,998
109,893	Mondelez International, Inc., Class A	6,821,059

		13,403,959

Gas Utilities – 0.5%
25,818	Atmos Energy Corp.	2,517,513

Health Care Equipment & Supplies – 4.3%
159,274	Boston Scientific Corp.*	7,191,221
60,976	Medtronic PLC	8,139,076
40,517	Zimmer Biomet Holdings, Inc.	6,095,783

		21,426,080

Health Care Providers & Services – 3.0%
76,588	CVS Health Corp.	6,616,437
19,322	Guardant Health, Inc.*	2,459,111
14,399	Humana, Inc.	5,837,643

		14,913,191

Hotels, Restaurants & Leisure – 1.7%
34,880	McDonald’s Corp.	8,282,605

Household Products – 2.5%
88,515	Procter & Gamble Co. (The)	12,603,651

Industrial Conglomerates – 3.4%
88,264	General Electric Co.	9,303,908
32,783	Honeywell International, Inc.	7,602,706

		16,906,614

Insurance – 3.9%
33,664	Chubb Ltd.	6,191,483
33,447	Globe Life, Inc.	3,213,253
38,628	Marsh & McLennan Cos., Inc.	6,072,322
67,758	MetLife, Inc.	4,200,996

		19,678,054

Interactive Media & Services – 1.7%
2,877	Alphabet, Inc., Class A*	8,325,894

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 3.6%
67,405	Cognizant Technology Solutions Corp., Class A	$5,143,675
52,028	Fidelity National Information Services, Inc.	6,647,618
45,247	International Business Machines Corp.	6,349,964

		18,141,257

Life Sciences Tools & Services – 2.7%
29,965	PerkinElmer, Inc.	5,537,532
14,334	Thermo Fisher Scientific, Inc.	7,954,653

		13,492,185

Machinery – 1.0%
20,880	Illinois Tool Works, Inc.	4,862,117

Media – 2.0%
164,273	Comcast Corp., Class A	9,968,086

Metals & Mining – 0.9%
120,429	Freeport-McMoRan, Inc.	4,382,411

Multiline Retail – 1.1%
21,468	Target Corp.	5,302,167

Multi-Utilities – 1.6%
50,569	Ameren Corp.	4,435,913
58,947	CMS Energy Corp.	3,780,271

		8,216,184

Oil, Gas & Consumable Fuels – 4.3%
92,727	Chevron Corp.	8,973,192
104,122	ConocoPhillips	5,781,895
142,279	Devon Energy Corp.	4,204,344
37,887	Hess Corp.	2,604,731

		21,564,162

Pharmaceuticals – 5.8%
142,651	Bristol-Myers Squibb Co.	9,537,646
23,553	Eli Lilly & Co.	6,083,504
76,826	Johnson & Johnson	13,300,886

		28,922,036

Road & Rail – 2.6%
21,399	Norfolk Southern Corp.	5,425,502
35,395	Union Pacific Corp.	7,675,052

		13,100,554

Semiconductors & Semiconductor Equipment – 4.0%
22,965	Cree, Inc.*	1,951,566
10,539	KLA Corp.	3,582,838
95,420	Marvell Technology, Inc.	5,838,750
13,907	NXP Semiconductors NV (China)	2,991,813
30,402	Texas Instruments, Inc.	5,804,046

		20,169,013

Software – 1.1%
34,576	Splunk, Inc.*	5,285,633

Common Stocks – (continued)
Specialty Retail – 1.4%
12,083	O’Reilly Automotive, Inc.*	$7,178,269

TOTAL COMMON STOCKS
(Cost $372,713,613)		$493,880,129

Shares	Dividend Rate	Value

Investment Company – 1.0%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,056,208	0.026%	$5,056,208
(Cost $5,056,208)

TOTAL INVESTMENTS – 99.8%
(Cost $377,769,821)		$498,936,337

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		735,181

NET ASSETS – 100.0%		$499,671,518

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 1.5%
29,622	L3Harris Technologies, Inc.	$6,902,222
19,765	TransDigm Group, Inc.*	12,006,645

		18,908,867

Airlines – 1.5%
402,410	United Airlines Holdings, Inc.*	18,716,089

Auto Components – 1.2%
98,753	Aptiv PLC*	15,029,219

Banks – 7.1%
263,589	Citizens Financial Group, Inc.	11,542,562
274,448	East West Bancorp, Inc.	20,128,016
141,963	M&T Bank Corp.	19,876,240
146,504	Pinnacle Financial Partners, Inc.	14,199,168
29,938	Signature Bank	7,763,822
27,097	SVB Financial Group*	15,160,771

		88,670,579

Beverages – 1.3%
150,379	Coca-Cola Europacific Partners PLC (United Kingdom)	8,682,883
37,442	Constellation Brands, Inc., Class A	7,905,504

		16,588,387

Biotechnology – 1.2%
25,233	Alnylam Pharmaceuticals, Inc.*	5,082,683
50,867	Neurocrine Biosciences, Inc.*	4,842,539
32,470	Seagen, Inc.*	5,441,972

		15,367,194

Building Products – 1.9%
87,381	Allegion PLC	12,581,990
54,468	Trane Technologies PLC	10,811,898

		23,393,888

Capital Markets – 2.4%
187,337	Bank of New York Mellon Corp. (The)	10,344,749
184,955	Carlyle Group, Inc. (The)	9,133,078
79,115	Raymond James Financial, Inc.	11,068,188

		30,546,015

Chemicals – 1.7%
106,189	Ashland Global Holdings, Inc.	9,674,880
74,867	PPG Industries, Inc.	11,945,030

		21,619,910

Communications Equipment – 2.6%
84,609	Motorola Solutions, Inc.	20,663,210
687,835	Viavi Solutions, Inc.*	11,204,832

		31,868,042

Construction Materials – 1.2%
39,497	Martin Marietta Materials, Inc.	15,058,231

Consumer Finance – 0.7%
67,568	Discover Financial Services	8,663,569

Common Stocks – (continued)
Containers & Packaging – 3.4%
233,773	Ball Corp.	22,432,857
132,780	Packaging Corp. of America	20,142,726

		42,575,583

Electric Utilities – 2.3%
253,966	Alliant Energy Corp.	15,438,593
199,288	Xcel Energy, Inc.	13,701,050

		29,139,643

Electrical Equipment – 2.9%
164,562	AMETEK, Inc.	22,375,495
43,791	Rockwell Automation, Inc.	14,251,781

		36,627,276

Electronic Equipment, Instruments & Components – 1.8%
80,624	Keysight Technologies, Inc.*	14,462,333
209,050	Vontier Corp.	7,603,149

		22,065,482

Entertainment – 1.6%
234,441	Live Nation Entertainment, Inc.*	20,326,035

Equity Real Estate Investment Trusts (REITs) – 10.3%
73,383	Alexandria Real Estate Equities, Inc. REIT	15,144,050
53,246	AvalonBay Communities, Inc. REIT	12,224,217
56,600	Camden Property Trust REIT	8,492,264
120,801	CubeSmart REIT	6,462,854
234,491	Duke Realty Corp. REIT	12,313,122
117,392	Equity LifeStyle Properties, Inc. REIT	9,986,537
26,644	Essex Property Trust, Inc. REIT	8,812,237
213,154	Healthpeak Properties, Inc. REIT	7,673,544
191,092	Highwoods Properties, Inc. REIT	8,730,993
229,346	Invitation Homes, Inc. REIT	9,444,468
108,320	Kilroy Realty Corp. REIT	7,111,208
189,240	Ryman Hospitality Properties, Inc. REIT*	15,720,167
73,283	Welltower, Inc. REIT	6,414,461

		128,530,122

Food & Staples Retailing – 0.8%
197,953	Performance Food Group Co.*	9,941,200

Food Products – 2.2%
114,739	Lamb Weston Holdings, Inc.	7,475,246
73,787	McCormick & Co., Inc.	6,367,080
510,715	Nomad Foods Ltd. (United Kingdom)*	13,477,769

		27,320,095

Gas Utilities – 0.6%
76,437	Atmos Energy Corp.	7,453,372

Health Care Equipment & Supplies – 2.9%
35,114	Cooper Cos., Inc. (The)	15,826,231
135,928	Zimmer Biomet Holdings, Inc.	20,450,368

		36,276,599

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 1.5%
78,101	Centene Corp.*	$4,918,801
93,529	Quest Diagnostics, Inc.	14,294,037

		19,212,838

Hotels, Restaurants & Leisure – 4.0%
74,387	Expedia Group, Inc.*	10,748,921
143,389	Royal Caribbean Cruises Ltd.*	11,862,572
95,489	Wyndham Hotels & Resorts, Inc.	6,942,050
122,511	Wynn Resorts Ltd.*	12,458,144
64,686	Yum! Brands, Inc.	8,475,807

		50,487,494

Independent Power and Renewable Electricity Producers – 1.5%
503,808	AES Corp. (The)	12,025,897
90,862	NextEra Energy Partners LP	7,262,600

		19,288,497

Insurance – 6.1%
8,916	Alleghany Corp.*	6,033,368
48,643	American Financial Group, Inc.	6,709,815
264,809	Arch Capital Group Ltd.*	10,883,650
66,989	Arthur J Gallagher & Co.	9,620,960
131,548	Athene Holding Ltd., Class A*	8,809,770
68,638	Globe Life, Inc.	6,594,053
6,083	Markel Corp.*	7,726,931
191,076	Principal Financial Group, Inc.	12,765,787
207,240	Ryan Specialty Group Holdings, Inc., Class A*	6,820,268

		75,964,602

Interactive Media & Services – 0.7%
138,649	Twitter, Inc.*	8,942,860

Life Sciences Tools & Services – 1.6%
108,974	PerkinElmer, Inc.	20,138,395

Machinery – 4.6%
72,970	Cummins, Inc.	17,219,461
225,340	Fortive Corp.	16,645,866
40,292	IDEX Corp.	9,025,408
152,353	ITT, Inc.	14,575,611

		57,466,346

Media – 2.0%
334,443	Discovery, Inc., Class C*	9,227,283
51,725	Liberty Broadband Corp., Class C*	9,896,027
132,765	ViacomCBS, Inc., Class B	5,503,109

		24,626,419

Metals & Mining – 0.8%
259,326	Freeport-McMoRan, Inc.	9,436,873

Multi-Utilities – 3.2%
153,358	Ameren Corp.	13,452,564
237,441	CMS Energy Corp.	15,227,091
172,228	Public Service Enterprise Group, Inc.	11,012,258

		39,691,913

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 4.3%
520,380	Devon Energy Corp.	15,377,229
153,661	Diamondback Energy, Inc.	11,853,409
185,925	Hess Corp.	12,782,344
95,124	Pioneer Natural Resources Co.	14,237,209

		54,250,191

Pharmaceuticals – 1.3%
119,525	Catalent, Inc.*	15,590,841

Professional Services – 0.7%
99,395	Booz Allen Hamilton Holding Corp.	8,141,444

Road & Rail – 2.1%
67,454	Old Dominion Freight Line, Inc.	19,475,319
30,563	Saia, Inc.*	7,339,093

		26,814,412

Semiconductors & Semiconductor Equipment – 4.0%
418,777	Marvell Technology, Inc.	25,624,965
56,036	MKS Instruments, Inc.	8,247,378
354,541	ON Semiconductor Corp.*	15,727,439

		49,599,782

Software – 1.2%
13,420	Paycom Software, Inc.*	6,561,038
55,380	Splunk, Inc.*	8,465,941

		15,026,979

Specialty Retail – 3.6%
90,945	Advance Auto Parts, Inc.	18,448,193
111,780	Bath & Body Works, Inc.	7,542,915
29,272	Burlington Stores, Inc.*	8,766,671
14,920	RH*	10,453,996

		45,211,775

Textiles, Apparel & Luxury Goods – 1.0%
223,734	Capri Holdings Ltd.*	12,643,208

Trading Companies & Distributors – 1.1%
245,969	Fastenal Co.	13,737,369

Water Utilities – 0.7%
48,511	American Water Works Co., Inc.	8,841,130

TOTAL COMMON STOCKS
(Cost $902,237,935)		$1,239,798,765

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Investment Company – 0.8%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,084,240	0.026%	$10,084,240
(Cost $10,084,240)

TOTAL INVESTMENTS – 99.9%
(Cost $912,322,175)		$1,249,883,005

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		929,944

NET ASSETS – 100.0%		$1,250,812,949

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.9%
Aerospace & Defense – 1.0%
632,987	AAR Corp.*	$21,426,610
225,222	Ducommun, Inc.*	11,869,199
415,370	Kaman Corp.	16,232,660

		49,528,469

Air Freight & Logistics – 0.2%
418,977	Air Transport Services Group, Inc.*	11,475,780

Airlines – 0.3%
80,052	Allegiant Travel Co.*	15,405,207

Auto Components – 0.7%
616,014	Adient PLC*	24,233,991
540,687	Goodyear Tire & Rubber Co. (The)*	8,564,482

		32,798,473

Automobiles – 0.1%
317,905	Workhorse Group, Inc.*(a)	3,118,648

Banks – 15.6%
291,715	Amalgamated Financial Corp.	4,536,168
701,145	Ameris Bancorp	34,524,380
789,761	Atlantic Union Bankshares Corp.	29,221,157
852,614	BancorpSouth Bank	25,007,169
549,787	Banner Corp.	31,447,816
1,202,124	Brookline Bancorp, Inc.	17,995,796
344,131	Cadence BanCorp	7,402,258
844,962	Columbia Banking System, Inc.	30,722,818
437,185	Community Bank System, Inc.	32,351,690
773,532	ConnectOne Bancorp, Inc.	22,130,751
1,383,652	CVB Financial Corp.	28,171,155
738,089	Eastern Bankshares, Inc.	14,599,401
663,675	FB Financial Corp.	27,336,773
397,400	First Financial Bankshares, Inc.	18,924,188
696,103	First Merchants Corp.	28,644,639
161,756	First of Long Island Corp. (The)	3,429,227
349,372	German American Bancorp, Inc.	13,052,538
614,152	Glacier Bancorp, Inc.	32,709,736
496,618	Great Western Bancorp, Inc.	15,375,293
551,431	Hancock Whitney Corp.	25,343,769
553,074	Heritage Financial Corp.	14,075,733
967,052	Home BancShares, Inc.	21,420,202
311,390	Independent Bank Corp.	23,883,613
456,496	Lakeland Financial Corp.	30,315,899
999,181	OceanFirst Financial Corp.	21,242,588
740,596	Pacific Premier Bancorp, Inc.	29,594,216
519,137	PacWest Bancorp	22,089,279
249,291	Pinnacle Financial Partners, Inc.	24,161,284
716,120	Renasant Corp.	25,135,812
407,859	South State Corp.	27,970,970
524,651	Towne Bank	15,986,116
485,220	TriCo Bancshares	19,190,451
1,045,672	United Community Banks, Inc.	31,547,924

		749,540,809

Beverages – 0.8%
2,083,409	Primo Water Corp.(a)	37,001,344

Common Stocks – (continued)
Biotechnology – 3.1%
342,726	Agios Pharmaceuticals, Inc.*	15,312,998
470,730	Alkermes PLC*	14,715,020
353,459	Allogene Therapeutics, Inc.*	8,429,997
275,078	Arena Pharmaceuticals, Inc.*	14,557,128
463,746	Bluebird Bio, Inc.*	8,486,552
76,237	Blueprint Medicines Corp.*	7,110,625
185,646	Cytokinetics, Inc.*	6,120,748
687,791	Inovio Pharmaceuticals, Inc.*(a)	5,942,514
406,589	Invitae Corp.*(a)	12,047,232
854,081	Ironwood Pharmaceuticals, Inc.*	11,188,461
137,548	Mersana Therapeutics, Inc.*	1,916,044
538,492	Myriad Genetics, Inc.*	19,267,244
245,964	REVOLUTION Medicines, Inc.*	7,155,093
203,178	Turning Point Therapeutics, Inc.*	15,648,769

		147,898,425

Building Products – 1.4%
239,332	Gibraltar Industries, Inc.*	17,868,527
208,799	Griffon Corp.	5,052,936
1,397,931	Resideo Technologies, Inc.*	45,069,295

		67,990,758

Capital Markets – 1.4%
133,231	Hamilton Lane, Inc., Class A	11,467,192
183,801	Houlihan Lokey, Inc.	16,578,850
212,359	PJT Partners, Inc., Class A	16,772,114
314,540	Stifel Financial Corp.	21,734,714

		66,552,870

Chemicals – 2.3%
355,737	Amyris, Inc.*	5,353,842
1,234,898	Avient Corp.	64,325,837
184,094	HB Fuller Co.	12,439,231
226,805	Kraton Corp.*	9,553,027
1,000,623	Tronox Holdings PLC, Class A	21,143,164

		112,815,101

Commercial Services & Supplies – 1.3%
253,583	Brady Corp., Class A	13,523,581
636,925	Deluxe Corp.	24,426,074
97,339	UniFirst Corp.	22,297,445

		60,247,100

Communications Equipment – 0.7%
368,094	NetScout Systems, Inc.*	10,093,137
1,446,102	Viavi Solutions, Inc.*	23,557,002

		33,650,139

Construction & Engineering – 1.5%
432,805	Arcosa, Inc.	21,995,150
282,884	Dycom Industries, Inc.*	21,309,652
966,711	WillScot Mobile Mini Holdings Corp.*	28,614,645

		71,919,447

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Construction Materials – 0.5%
673,094	Summit Materials, Inc., Class A*	$22,663,075

Consumer Finance – 1.0%
215,463	FirstCash, Inc.	18,463,024
452,965	Green Dot Corp., Class A*	23,662,892
220,074	Oportun Financial Corp.*	5,556,869

		47,682,785

Diversified Financial Services – 0.1%
146,712	Alerus Financial Corp.	4,380,820

Diversified Telecommunication Services – 0.6%
652,365	Iridium Communications, Inc.*	29,036,766

Electric Utilities – 2.1%
473,728	ALLETE, Inc.	31,938,742
327,514	IDACORP, Inc.	34,503,600
415,217	MGE Energy, Inc.	33,441,577

		99,883,919

Electronic Equipment, Instruments & Components – 1.8%
460,240	CTS Corp.	16,145,219
277,752	FARO Technologies, Inc.*	19,148,223
283,626	Knowles Corp.*	5,672,520
128,833	Rogers Corp.*	27,365,418
1,284,251	TTM Technologies, Inc.*	17,979,514

		86,310,894

Energy Equipment & Services – 1.1%
593,428	Cactus, Inc., Class A	22,259,484
1,411,063	ChampionX Corp.*	32,920,100

		55,179,584

Equity Real Estate Investment Trusts (REITs) – 10.4%
1,369,466	Acadia Realty Trust REIT	29,060,069
4,092,425	DigitalBridge Group, Inc. REIT*	28,237,732
129,911	EastGroup Properties, Inc. REIT	23,417,757
1,361,100	Healthcare Realty Trust, Inc. REIT	40,873,833
858,312	Highwoods Properties, Inc. REIT	39,216,275
1,400,652	Hudson Pacific Properties, Inc. REIT	36,949,200
470,641	National Health Investors, Inc. REIT	28,153,745
1,118,763	Park Hotels & Resorts, Inc. REIT*	21,413,124
1,778,034	Pebblebrook Hotel Trust REIT	39,170,089
110,776	PS Business Parks, Inc. REIT	17,417,310
2,006,875	RLJ Lodging Trust REIT	28,959,206
419,638	Ryman Hospitality Properties, Inc. REIT*	34,859,329
2,021,642	Sabra Health Care REIT, Inc. REIT	32,346,272
2,183,627	SITE Centers Corp. REIT	35,178,231
852,236	STAG Industrial, Inc. REIT	36,006,971
418,168	Terreno Realty Corp. REIT	27,937,804

		499,196,947

Food & Staples Retailing – 1.0%
557,668	BJ’s Wholesale Club Holdings, Inc.*	31,597,469
53,245	Performance Food Group Co.*	2,673,964
443,608	United Natural Foods, Inc.*	16,324,774

		50,596,207

Common Stocks – (continued)
Food Products – 1.1%
1,526,481	Hostess Brands, Inc.*	24,362,637
462,957	Simply Good Foods Co. (The)*	16,490,528
730,205	Utz Brands, Inc.	14,180,581

		55,033,746

Gas Utilities – 1.3%
208,042	Chesapeake Utilities Corp.	27,191,089
500,691	ONE Gas, Inc.	35,959,628

		63,150,717

Health Care Equipment & Supplies – 2.7%
674,284	Avanos Medical, Inc.*	22,251,372
197,360	CONMED Corp.	25,921,262
135,780	Figs, Inc., Class A*(a)	5,568,338
218,866	LivaNova PLC*	18,098,030
405,435	Merit Medical Systems, Inc.*	29,098,070
450,482	NuVasive, Inc.*	27,992,951

		128,930,023

Health Care Providers & Services – 2.7%
378,857	Acadia Healthcare Co., Inc.*	25,050,025
218,845	AMN Healthcare Services, Inc.*	24,843,284
700,369	Option Care Health, Inc.*	18,734,871
402,248	Owens & Minor, Inc.	14,995,806
614,735	Tenet Healthcare Corp.*	46,320,282

		129,944,268

Health Care Technology – 0.4%
1,220,138	Allscripts Healthcare Solutions, Inc.*	18,741,320

Hotels, Restaurants & Leisure – 1.6%
345,894	Bloomin’ Brands, Inc.*	9,266,500
324,380	Boyd Gaming Corp.*	19,907,201
634,876	SeaWorld Entertainment, Inc.*	31,229,550
330,655	Travel + Leisure Co.	18,106,668

		78,509,919

Household Durables – 1.6%
455,998	Century Communities, Inc.	31,965,460
105,170	Installed Building Products, Inc.	13,060,011
246,188	Meritage Homes Corp.*	27,459,809
186,696	Tupperware Brands Corp.*	4,456,433

		76,941,713

Independent Power and Renewable Electricity Producers – 0.4%
255,504	NextEra Energy Partners LP	20,422,435

Insurance – 3.0%
183,883	AMERISAFE, Inc.	10,582,467
480,209	BRP Group, Inc., Class A*	18,079,869
1,140,036	CNO Financial Group, Inc.	27,885,281
101,623	Enstar Group Ltd.*	23,441,377
109,445	Primerica, Inc.	16,738,518
147,689	RLI Corp.	16,132,069
396,853	Selective Insurance Group, Inc.	33,165,005

		146,024,586

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 0.6%
556,692	LiveRamp Holdings, Inc.*	$27,277,908

Leisure Products – 0.5%
868,266	Callaway Golf Co.*	24,363,544

Life Sciences Tools & Services – 0.3%
509,243	Pacific Biosciences of California, Inc.*	15,944,398

Machinery – 6.3%
374,071	Astec Industries, Inc.	22,870,701
189,067	Chart Industries, Inc.*	35,616,442
739,084	Colfax Corp.*	35,601,676
695,044	Columbus McKinnon Corp.	32,006,776
728,045	Federal Signal Corp.	29,580,468
828,469	Kennametal, Inc.	30,802,478
153,698	Proto Labs, Inc.*	11,398,244
923,411	Rexnord Corp.	56,106,452
252,140	SPX FLOW, Inc.	20,304,834
514,396	Terex Corp.	26,259,916

		300,547,987

Media – 2.4%
1,363,987	Entravision Communications Corp., Class A	9,506,989
634,715	Gray Television, Inc.	14,433,419
1,124,936	iHeartMedia, Inc., Class A*	27,988,408
577,710	John Wiley & Sons, Inc., Class A	33,564,951
185,514	Nexstar Media Group, Inc., Class A	27,780,722

		113,274,489

Metals & Mining – 1.8%
199,013	Alcoa Corp.*	8,830,207
490,841	Allegheny Technologies, Inc.*	8,766,420
774,144	Arconic Corp.*	26,700,227
1,339,941	Coeur Mining, Inc.*	9,446,584
513,827	Commercial Metals Co.	16,761,037
745,174	Constellium SE*	15,067,418

		85,571,893

Mortgage Real Estate Investment Trusts (REITs) – 1.8%
1,120,134	KKR Real Estate Finance Trust, Inc. REIT	23,892,458
2,065,814	PennyMac Mortgage Investment Trust REIT	40,097,450
3,251,485	Two Harbors Investment Corp. REIT	21,459,801

		85,449,709

Multiline Retail – 0.4%
198	Big Lots, Inc.	9,634
885,502	Macy’s, Inc.*	19,826,390

		19,836,024

Oil, Gas & Consumable Fuels – 4.6%
2,595,460	Antero Resources Corp.*	35,609,711
918,142	Brigham Minerals, Inc., Class A	17,554,875

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
1,854,729	Centennial Resource Development, Inc., Class A*	9,459,118
1,943,104	CNX Resources Corp.*	22,073,661
862,090	EQT Corp.*	15,802,110
1,575,959	Magnolia Oil & Gas Corp., Class A	24,711,037
632,178	PDC Energy, Inc.	26,393,432
1,584,963	Range Resources Corp.*	23,172,159
35,139	Rattler Midstream LP	383,015
1,123,332	SM Energy Co.	21,455,641
1,407,053	Viper Energy Partners LP	26,058,622

		222,673,381

Paper & Forest Products – 0.2%
190,248	Domtar Corp.*	10,431,298

Pharmaceuticals – 0.2%
244,889	Intra-Cellular Therapies, Inc.*	8,130,315

Professional Services – 2.7%
290,215	ASGN, Inc.*	32,559,221
984,979	First Advantage Corp.*	22,349,173
173,847	ICF International, Inc.	16,282,510
1,089,170	KBR, Inc.	42,412,280
198,623	ManTech International Corp., Class A	15,724,983

		129,328,167

Real Estate Management & Development – 0.5%
1,052,094	Kennedy-Wilson Holdings, Inc.	23,135,547

Road & Rail – 1.4%
319,192	ArcBest Corp.	21,299,682
162,139	Avis Budget Group, Inc.*	14,714,114
129,885	Saia, Inc.*	31,189,285

		67,203,081

Semiconductors & Semiconductor Equipment – 1.9%
835,404	Cohu, Inc.*	29,807,215
445,855	MACOM Technology Solutions Holdings, Inc.*	27,067,857
457,019	Onto Innovation, Inc.*	33,878,818

		90,753,890

Software – 1.4%
153,378	Cerence, Inc.*	16,632,310
199,034	InterDigital, Inc.	14,352,342
230,376	Marathon Digital Holdings, Inc.*(a)	9,350,962
1,764,847	Vonage Holdings Corp.*	24,884,343

		65,219,957

Specialty Retail – 2.7%
607,182	Abercrombie & Fitch Co., Class A*	21,712,828
113,186	Academy Sports & Outdoors, Inc.*	5,010,744
380,287	American Eagle Outfitters, Inc.	11,606,359
140,655	Citi Trends, Inc.*	12,116,022
137,284	Group 1 Automotive, Inc.	22,712,265
476,110	Rent-A-Center, Inc.	30,033,019

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
5,549	RH*	$3,888,018
246,346	Signet Jewelers Ltd.	19,510,603
123,013	Zumiez, Inc.*	4,943,893

		131,533,751

Textiles, Apparel & Luxury Goods – 0.9%
182,915	Capri Holdings Ltd.*	10,336,527
219,046	Crocs, Inc.*	31,284,150
7,119	Deckers Outdoor Corp.*	2,978,945

		44,599,622

Thrifts & Mortgage Finance – 2.6%
2,148,314	MGIC Investment Corp.	32,804,755
798,668	NMI Holdings, Inc., Class A*	18,025,936
313,159	Walker & Dunlop, Inc.	34,776,307
1,130,053	Washington Federal, Inc.	37,630,765

		123,237,763

Trading Companies & Distributors – 2.0%
490,236	Beacon Roofing Supply, Inc.*	25,237,349
156,445	Herc Holdings, Inc.*	20,564,695
426,479	WESCO International, Inc.*	49,906,573

		95,708,617

Water Utilities – 0.4%
247,341	SJW Group	17,148,151

Wireless Telecommunication Services – 0.5%
1,186,602	Telephone and Data Systems, Inc.	24,111,753

TOTAL COMMON STOCKS
(Cost $3,477,007,160)		$4,798,053,539

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,404,503	0.026%		$5,404,503
(Cost $5,404,503)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,482,411,663)			$4,803,458,042

Securities Lending Reinvestment Vehicle – 0.5%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
26,189,986		0.026%		$26,189,986
(Cost $26,189,986)

TOTAL INVESTMENTS – 100.5%
(Cost $3,508,601,649)				$4,829,648,028

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(27,002,700)

NET ASSETS – 100.0%				$4,802,645,328

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 0.4%
21,566	AAR Corp.*	$730,009
3,716	Hexcel Corp.*	210,734

		940,743

Air Freight & Logistics – 0.4%
9,695	GXO Logistics, Inc.*	792,954

Airlines – 0.7%
6,172	Allegiant Travel Co.*	1,187,740
8,148	SkyWest, Inc.*	380,104

		1,567,844

Auto Components – 0.4%
24,805	Adient PLC*	975,829

Banks – 9.9%
15,222	BOK Financial Corp.	1,340,297
38,430	Columbia Banking System, Inc.	1,397,315
18,452	Commerce Bancshares, Inc.	1,304,925
12,516	Cullen/Frost Bankers, Inc.	1,429,578
27,041	East West Bancorp, Inc.	1,983,187
22,502	First Financial Bankshares, Inc.	1,071,545
20,700	Glacier Bancorp, Inc.	1,102,482
32,531	Hancock Whitney Corp.	1,495,125
40,125	PacWest Bancorp	1,707,319
20,675	Pinnacle Financial Partners, Inc.	2,003,821
22,118	Prosperity Bancshares, Inc.	1,545,606
7,241	Signature Bank	1,877,809
15,912	South State Corp.	1,091,245
34,213	Synovus Financial Corp.	1,474,580
18,066	Wintrust Financial Corp.	1,352,059

		22,176,893

Beverages – 0.7%
77	Boston Beer Co., Inc. (The), Class A*	43,906
91,518	Primo Water Corp.	1,625,360

		1,669,266

Biotechnology – 0.6%
9,899	Agios Pharmaceuticals, Inc.*	442,287
18,099	Alkermes PLC*	565,775
13,918	Bluebird Bio, Inc.*	254,699

		1,262,761

Building Products – 1.4%
8,446	Armstrong World Industries, Inc.	877,793
2,942	AZEK Co., Inc. (The)*	125,005
7,107	Gibraltar Industries, Inc.*	530,609
52,596	Resideo Technologies, Inc.*	1,695,695

		3,229,102

Capital Markets – 2.5%
5,738	Cboe Global Markets, Inc.	723,849
6,136	Hamilton Lane, Inc., Class A	528,126
6,875	Houlihan Lokey, Inc.	620,125
37,101	Jefferies Financial Group, Inc.	1,371,253
7,624	LPL Financial Holdings, Inc.	1,127,208

Common Stocks – (continued)
Capital Markets – (continued)
18,700	Stifel Financial Corp.	1,292,170

		5,662,731

Chemicals – 2.8%
6,991	Ashland Global Holdings, Inc.	636,950
52,379	Avient Corp.	2,728,422
51,142	Element Solutions, Inc.	1,162,458
34,986	Tronox Holdings PLC, Class A	739,254
11,215	Westlake Chemical Corp.	979,630

		6,246,714

Communications Equipment – 1.3%
34,140	Ciena Corp.*	1,950,418
60,178	Viavi Solutions, Inc.*	980,300

		2,930,718

Construction & Engineering – 2.8%
32,568	AECOM*	2,135,158
17,572	MasTec, Inc.*	1,606,784
25,359	Quanta Services, Inc.	2,589,154

		6,331,096

Construction Materials – 0.5%
21,396	Summit Materials, Inc., Class A*	720,403
2,266	Vulcan Materials Co.	421,318

		1,141,721

Consumer Finance – 1.1%
6,303	FirstCash, Inc.	540,104
15,274	Green Dot Corp., Class A*	797,914
21,476	OneMain Holdings, Inc.	1,241,957

		2,579,975

Containers & Packaging – 2.2%
5,650	Avery Dennison Corp.	1,273,453
21,602	Berry Global Group, Inc.*	1,451,006
20,535	Crown Holdings, Inc.	2,254,538

		4,978,997

Diversified Consumer Services – 0.0%
1,384	Chegg, Inc.*	115,176

Diversified Financial Services – 0.6%
19,910	Voya Financial, Inc.	1,293,752

Electric Utilities – 2.0%
17,389	ALLETE, Inc.	1,172,366
27,657	Alliant Energy Corp.	1,681,269
16,617	IDACORP, Inc.	1,750,601

		4,604,236

Electrical Equipment – 1.6%
8,218	Hubbell, Inc.	1,693,812
13,498	Regal Beloit Corp.	2,016,871

		3,710,683

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 1.9%
5,661	Littelfuse, Inc.	$1,615,649
38,018	National Instruments Corp.	1,589,913
31,059	Vontier Corp.	1,129,616

		4,335,178

Energy Equipment & Services – 0.5%
46,710	ChampionX Corp.*	1,089,744

Entertainment – 0.9%
22,820	Liberty Media Corp.-Liberty Formula One, Class C*	1,153,323
9,370	Live Nation Entertainment, Inc.*	812,379

		1,965,702

Equity Real Estate Investment Trusts (REITs) – 11.3%
34,284	Americold Realty Trust REIT	1,259,594
13,947	Camden Property Trust REIT	2,092,608
6,624	CoreSite Realty Corp. REIT	982,803
41,385	CubeSmart REIT	2,214,098
155,159	DigitalBridge Group, Inc. REIT*	1,070,597
8,471	EastGroup Properties, Inc. REIT	1,526,983
26,637	Equity LifeStyle Properties, Inc. REIT	2,266,010
35,426	Healthcare Realty Trust, Inc. REIT	1,063,843
56,638	Highwoods Properties, Inc. REIT	2,587,790
53,953	Hudson Pacific Properties, Inc. REIT	1,423,280
29,787	MGM Growth Properties LLC, Class A REIT	1,234,969
60,231	Park Hotels & Resorts, Inc. REIT*	1,152,821
58,896	Pebblebrook Hotel Trust REIT	1,297,479
23,500	Regency Centers Corp. REIT	1,612,570
75,974	RLJ Lodging Trust REIT	1,096,305
13,578	Ryman Hospitality Properties, Inc. REIT*	1,127,924
86,066	SITE Centers Corp. REIT	1,386,523

		25,396,197

Food & Staples Retailing – 0.8%
23,266	BJ’s Wholesale Club Holdings, Inc.*	1,318,252
7,455	Performance Food Group Co.*	374,390

		1,692,642

Food Products – 1.6%
8,537	Darling Ingredients, Inc.*	636,006
72,550	Hostess Brands, Inc.*	1,157,898
16,225	Lamb Weston Holdings, Inc.	1,057,059
33,825	Utz Brands, Inc.	656,882

		3,507,845

Gas Utilities – 0.6%
19,072	ONE Gas, Inc.	1,369,751

Health Care Equipment & Supplies – 3.0%
9,225	CONMED Corp.	1,211,611
5,834	Figs, Inc., Class A*(a)	239,252
15,345	Globus Medical, Inc., Class A*	1,252,152
16,538	Hill-Rom Holdings, Inc.	2,407,602
20,711	Integra LifeSciences Holdings Corp.*	1,558,089

		6,668,706

Common Stocks – (continued)
Health Care Providers & Services – 2.0%
23,101	Acadia Healthcare Co., Inc.*	1,527,438
5,210	Molina Healthcare, Inc.*	1,400,292
20,158	Tenet Healthcare Corp.*	1,518,905

		4,446,635

Hotels, Restaurants & Leisure – 2.5%
25,511	Boyd Gaming Corp.*	1,565,610
11,299	Caesars Entertainment, Inc.*	1,148,317
2,991	Marriott Vacations Worldwide Corp.*	447,304
28,393	SeaWorld Entertainment, Inc.*	1,396,652
18,402	Travel + Leisure Co.	1,007,694

		5,565,577

Household Durables – 2.0%
20,598	Century Communities, Inc.	1,443,920
5,723	Meritage Homes Corp. *	638,343
33,421	Sonos, Inc.*	1,327,816
5,055	TopBuild Corp.*	1,105,984

		4,516,063

Independent Power and Renewable Electricity Producers – 0.6%
17,229	NextEra Energy Partners LP	1,377,114

Insurance – 4.8%
11,507	American Financial Group, Inc.	1,587,276
19,997	Brown & Brown, Inc.	1,160,826
21,062	Globe Life, Inc.	2,023,426
52,569	Old Republic International Corp.	1,366,794
6,517	Primerica, Inc.	996,710
36,493	Ryan Specialty Group Holdings, Inc., Class A*	1,200,985
15,678	Selective Insurance Group, Inc.	1,310,210
15,099	W R Berkley Corp.	1,137,106

		10,783,333

IT Services – 0.6%
8,193	Jack Henry & Associates, Inc.	1,445,081

Leisure Products – 0.4%
34,303	Callaway Golf Co.*	962,542

Life Sciences Tools & Services – 2.1%
12,460	PerkinElmer, Inc.	2,302,608
25,880	Syneos Health, Inc.*	2,401,146

		4,703,754

Machinery – 4.6%
5,865	Chart Industries, Inc.*	1,104,849
39,541	Colfax Corp.*	1,904,690
22,590	ITT, Inc.	2,161,185
5,708	Nordson Corp.	1,361,929
39,291	Rexnord Corp.	2,387,321
19,601	Timken Co. (The)	1,441,457

		10,361,431

Media – 1.4%
361	Cable One, Inc.	757,952

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
43,082	iHeartMedia, Inc., Class A*	$1,071,880
8,608	Nexstar Media Group, Inc., Class A	1,289,048

		3,118,880

Metals & Mining – 2.1%
22,537	Alcoa Corp.*	999,967
14,820	Allegheny Technologies, Inc.*	264,685
18,082	Arconic Corp.*	623,648
23,232	Cleveland-Cliffs, Inc.*	545,255
15,792	Commercial Metals Co.	515,135
26,032	Constellium SE*	526,367
12,577	Steel Dynamics, Inc.	848,822
13,677	United States Steel Corp.	365,860

		4,689,739

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
78,545	PennyMac Mortgage Investment Trust REIT	1,524,559
98,077	Two Harbors Investment Corp. REIT	647,308

		2,171,867

Multiline Retail – 0.2%
19,674	Macy’s, Inc.*	440,501

Oil, Gas & Consumable Fuels – 3.5%
66,001	Antero Resources Corp.*	905,534
80,276	Devon Energy Corp.	2,372,156
26,304	Diamondback Energy, Inc.	2,029,091
62,541	EQT Corp.*	1,146,376
52,998	Ovintiv, Inc.	1,444,725

		7,897,882

Personal Products – 0.1%
13,212	Coty, Inc., Class A*	129,081

Pharmaceuticals – 1.3%
16,861	Catalent, Inc.*	2,199,349
4,870	Jazz Pharmaceuticals PLC*	641,428

		2,840,777

Professional Services – 3.7%
19,319	ASGN, Inc.*	2,167,399
4,801	CACI International, Inc., Class A*	1,236,450
46,054	First Advantage Corp.*	1,044,965
14,915	Jacobs Engineering Group, Inc.	2,012,928
45,229	KBR, Inc.	1,761,217

		8,222,959

Real Estate Management & Development – 0.5%
54,397	Kennedy-Wilson Holdings, Inc.	1,196,190

Road & Rail – 1.7%
9,997	ArcBest Corp.	667,100
4,081	Old Dominion Freight Line, Inc.	1,178,266
2,772	Saia, Inc.*	665,640
15,825	XPO Logistics, Inc.*	1,375,351

		3,886,357

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.6%
10,597	Cree, Inc.*	900,533
12,738	MKS Instruments, Inc.	1,874,779
49,505	ON Semiconductor Corp.*	2,196,042
5,656	Silicon Laboratories, Inc.*	891,498

		5,862,852

Software – 1.6%
15,186	Black Knight, Inc.*	1,149,125
8,985	Cerence, Inc.*	974,333
9,808	Dynatrace, Inc.*	674,104
63,220	Vonage Holdings Corp.*	891,402

		3,688,964

Specialty Retail – 4.6%
22,714	Abercrombie & Fitch Co., Class A*	812,253
17,039	American Eagle Outfitters, Inc.	520,030
22,477	Bath & Body Works, Inc.	1,516,748
2,838	Burlington Stores, Inc.*	849,953
3,832	Dick’s Sporting Goods, Inc. (a)	539,584
31,688	Leslie’s, Inc.*	764,314
5,170	Lithia Motors, Inc.	1,712,821
17,820	Rent-A-Center, Inc.	1,124,086
230	RH*	161,154
19,476	Shoe Carnival, Inc.	745,541
11,778	Signet Jewelers Ltd.	932,818
10,985	Victoria’s Secret & Co.*	728,305

		10,407,607

Textiles, Apparel & Luxury Goods – 1.8%
18,647	Capri Holdings Ltd.*	1,053,742
9,888	Crocs, Inc.*	1,412,204
3,562	Deckers Outdoor Corp.*	1,490,519

		3,956,465

Thrifts & Mortgage Finance – 1.3%
81,670	MGIC Investment Corp.	1,247,101
19,196	NMI Holdings, Inc., Class A*	433,254
39,460	Washington Federal, Inc.	1,314,018

		2,994,373

TOTAL COMMON STOCKS
(Cost $179,009,738)		$223,902,980

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
583,228	0.026%	$583,228
(Cost $583,228)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $179,592,966)		$224,486,208

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
764,357	0.026%	$764,357
(Cost $764,357)

TOTAL INVESTMENTS – 100.1%
(Cost $180,357,323)		$225,250,565

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(228,976)

NET ASSETS – 100.0%		$225,021,589

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2021

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $325,693,736, $33,833,888 and $372,713,613, respectively)	$424,081,039	$39,199,229	$493,880,129
Investments in affiliated issuers, at value (cost $809,595, $426,826 and $5,056,208, respectively)	809,595	426,826	5,056,208
Cash	593,777	53,534	542,229
Receivables:
Dividends	1,255,133	48,749	705,446
Reimbursement from investment adviser	44,684	42,787	78,804
Foreign tax reclaims	40,004	243	54,947
Fund shares sold	10,960	12,365	10,211
Securities lending income	10	—	—
Other assets	57,175	55,028	31,742
Total assets	426,892,377	39,838,761	500,359,716

Liabilities:
Payables:
Management fees	248,316	22,780	316,678
Fund shares redeemed	170,804	—	115,391
Distribution and Service fees and Transfer Agency fees	125,686	1,231	55,854
Accrued expenses	213,016	124,718	200,275
Total liabilities	757,822	148,729	688,198

Net Assets:
Paid-in capital	300,055,521	32,585,708	336,703,839
Total distributable earnings	126,079,034	7,104,324	162,967,679
NET ASSETS	$426,134,555	$39,690,032	$499,671,518
Net Assets:
Class A	$334,885,614	$369,488	$87,358,795
Class C	6,026,081	49,135	12,948,320
Institutional	33,659,570	5,999,411	181,806,453
Service	103,378	—	845,893
Investor	3,042,489	13,284	3,559,449
Class R6	6,981,466	13,288	1,958,087
Class R	1,337,051	43,415	3,268,677
Class P	40,098,906	33,202,011	207,925,844
Total Net Assets	$426,134,555	$39,690,032	$499,671,518
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,086,813	24,869	4,891,968
Class C	134,227	3,354	770,787
Institutional	699,072	402,154	10,058,173
Service	2,179	—	47,586
Investor	64,490	893	199,183
Class R6	144,985	892	105,624
Class R	28,460	2,941	189,319
Class P	832,947	2,228,601	11,217,339
Net asset value, offering and redemption price per share:(a)
Class A	$47.25	$14.86	$17.86
Class C	44.89	14.65	16.80
Institutional	48.15	14.92	18.08
Service	47.45	—	17.78
Investor	47.18	14.88	17.87
Class R6	48.15	14.89	18.54
Class R	46.98	14.76	17.27
Class P	48.14	14.90	18.54

(a)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $50.00, $15.72 and $18.90, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $902,237,935, $3,477,007,160 and $179,009,738, respectively)(a)	$1,239,798,765	$4,798,053,539	$223,902,980
Investments in affiliated issuers, at value (cost $10,084,240, $5,404,503 and $583,228, respectively)	10,084,240	5,404,503	583,228
Investments in securities lending reinvestment vehicle, at value which equals cost	—	26,189,986	764,357
Cash	2,510,609	4,154,001	668,899
Receivables:
Dividends	862,535	2,944,963	147,087
Fund shares sold	513,712	3,841,175	659,825
Reimbursement from investment adviser	20,983	258,718	58,362
Foreign tax reclaims	6,591	208,183	4,469
Investments sold	—	29,616,377	219,697
Securities lending income	—	15,203	172
Other assets	51,983	136,936	27,039
Total assets	1,253,849,418	4,870,823,584	227,036,115

Liabilities:
Payables:
Fund shares redeemed	1,664,965	10,386,348	264,079
Management fees	787,773	3,723,878	148,328
Distribution and Service fees and Transfer Agency fees	252,232	352,882	9,274
Investments purchased	—	26,631,430	684,190
Upon return of securities loaned	—	26,189,986	764,357
Accrued expenses	331,499	893,732	144,298
Total liabilities	3,036,469	68,178,256	2,014,526

Net Assets:
Paid-in capital	763,383,077	2,839,903,346	172,681,383
Total distributable earnings	487,429,872	1,962,741,982	52,340,206
NET ASSETS	$1,250,812,949	$4,802,645,328	$225,021,589
Net Assets:
Class A	$536,383,724	$468,122,450	$2,034,037
Class C	12,836,206	2,204,095	1,483,495
Institutional	331,383,106	2,331,481,730	18,471,903
Service	34,850,656	27,101,945	—
Investor	42,205,981	140,918,454	13,553,438
Class R6	80,114,081	1,436,953,936	97,323,807
Class R	21,248,956	62,338,796	99,191
Class P	191,790,239	333,523,922	92,055,718
Total Net Assets	$1,250,812,949	$4,802,645,328	$225,021,589
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	11,995,190	7,713,699	117,862
Class C	333,150	51,701	88,917
Institutional	7,308,371	35,018,998	1,054,639
Service	797,699	463,755	—
Investor	967,935	2,341,539	778,578
Class R6	1,768,077	21,593,361	5,562,334
Class R	493,074	1,056,961	5,762
Class P	4,233,401	5,011,683	5,262,002
Net asset value, offering and redemption price per share:(b)
Class A	$44.72	$60.69	$17.26
Class C	38.53	42.63	16.68
Institutional	45.34	66.58	17.51
Service	43.69	58.44	—
Investor	43.60	60.18	17.41
Class R6	45.31	66.55	17.50
Class R	43.09	58.98	17.21
Class P	45.30	66.55	17.49

(a)	Includes loaned securities having a market value of $25,514,094 and $739,826 for Small Cap Value and Small/Mid Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $47.32, $64.22 and $18.26, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $8,645, $632 and $10,975, respectively)	$9,454,525	$381,013	8,034,615

Securities lending income — unaffiliated issuer	3,418	—	—

Dividends — affiliated issuers	526	153	993

Total investment income	9,458,469	381,166	8,035,608

Expenses:

Management fees	2,662,116	170,423	3,388,259

Distribution and Service (12b-1) fees	826,373	1,226	340,319

Transfer Agency fees	536,032	8,264	287,330

Registration fees	121,078	84,684	112,243

Professional fees	110,302	103,372	101,763

Printing and mailing costs	74,125	24,236	42,217

Custody, accounting and administrative services	62,268	24,707	71,314

Trustee fees	20,543	20,018	20,636

Service fees — Class C	13,846	137	39,514

Shareholder Administration fees — Service Shares	313	—	2,080

Other	2,031	4,335	7,712

Total expenses	4,429,027	441,402	4,413,387

Less — expense reductions	(563,209)	(261,045)	(683,036)

Net expenses	3,865,818	180,357	3,730,351

NET INVESTMENT INCOME	5,592,651	200,809	4,305,257

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	40,146,256	1,991,243	46,577,715

Foreign currency transactions	—	(7)	(68)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	44,279,659	4,369,956	75,981,715

Foreign currency translations	—	(2)	45

Net realized and unrealized gain	84,425,915	6,361,190	122,559,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,018,566	$6,561,999	$126,864,664

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Equity Income	$778,292	$41,538	$313	$6,230	$498,111	$8,861	$11,486	$50	$4,761	$1,776	$1,994	$8,993
Focused Value	600	412	—	214	384	88	1,550	—	35	7	68	6,132
Large Cap Value	204,234	118,541	2,081	15,463	130,711	25,289	65,828	333	5,525	567	4,948	54,129

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,607, $42,321 and $1,175, respectively)	$13,735,636	$57,862,654	$2,034,143

Securities lending income — unaffiliated issuer	5,386	188,156	1,089

Dividends — affiliated issuers	1,455	7,005	575

Total investment income	13,742,477	58,057,815	2,035,807

Expenses:

Management fees	8,440,325	46,450,264	1,274,278

Distribution and Service (12b-1) fees	1,513,151	1,581,343	13,685

Transfer Agency fees	1,100,942	2,664,468	59,260

Custody, accounting and administrative services	141,154	569,928	44,620

Registration fees	134,352	166,841	127,533

Printing and mailing costs	131,543	482,210	34,693

Professional fees	100,613	103,533	102,483

Shareholder Administration fees — Service Shares	80,854	88,488	—

Service fees — Class C	36,659	6,206	3,231

Trustee fees	21,665	26,056	20,222

Other	16,872	151,134	8,483

Total expenses	11,718,130	52,290,471	1,688,488

Less — expense reductions	(5,613)	(1,496,243)	(334,353)

Net expenses	11,712,517	50,794,228	1,354,135

NET INVESTMENT INCOME	2,029,960	7,263,587	681,672

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	196,723,419	1,144,799,805	18,641,348

In-Kind redemptions	—	60,216,076	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	199,656,980	847,333,265	36,742,167

Net realized and unrealized gain	396,380,399	2,052,349,146	55,383,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$398,410,359	$2,059,612,733	$56,065,187

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Value	$1,223,482	$109,977	$80,854	$98,838	$783,035	$23,462	$119,675	$12,937	$60,550	$20,696	$31,629	$48,958
Small Cap Value	1,158,863	18,617	88,488	315,375	741,678	3,972	1,057,008	14,158	234,517	426,884	100,921	85,330
Small/Mid Cap Value	3,573	9,694	—	418	2,286	2,068	5,183	—	8,040	22,839	134	18,710

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Focused Value Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$5,592,651	$5,876,288	$200,809	$97,729

Net realized gain (loss)	40,146,256	(13,778,505)	1,991,236	(263,076)

Net change in unrealized gain	44,279,659	17,898,586	4,369,954	749,647

Net increase in net assets resulting from operations	90,018,566	9,996,369	6,561,999	584,300

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,116,697)	(17,532,636)	(2,864)	(896)

Class C Shares	(34,681)	(409,370)	(390)	(328)

Institutional Shares	(456,144)	(1,216,336)	(19,225)	(13,526)

Service Shares	(1,462)	(9,520)	—	—

Investor Shares	(47,164)	(148,693)	(715)	(521)

Class R6 Shares	(94,517)	(352,619)	(749)	(557)

Class R Shares	(13,611)	(83,278)	(1,033)	(358)

Class P Shares	(459,964)	(751,373)	(221,552)	(141,442)

Total distributions to shareholders	(5,224,240)	(20,503,825)	(246,528)	(157,628)

From share transactions:

Proceeds from sales of shares	38,748,349	27,017,610	28,455,067	5,277,622

Reinvestment of distributions	5,118,773	20,013,288	246,528	157,628

Cost of shares redeemed	(52,150,664)	(48,563,613)	(5,136,268)	(1,754,963)

Net increase (decrease) in net assets resulting from share transactions	(8,283,542)	(1,532,715)	23,565,327	3,680,287

TOTAL INCREASE (DECREASE)	76,510,784	(12,040,171)	29,880,798	4,106,959

Net assets:

Beginning of year	349,623,771	361,663,942	9,809,234	5,702,275

End of year	$426,134,555	$349,623,771	$39,690,032	$9,809,234

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$4,305,257	$5,602,606	$2,029,960	$6,756,368

Net realized gain (loss)	46,577,647	11,871,508	196,723,419	(18,287,118)

Net change in unrealized gain (loss)	75,981,760	(8,987,506)	199,656,980	6,802,943

Net increase (decrease) in net assets resulting from operations	126,864,664	8,486,608	398,410,359	(4,727,807)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,596,115)	(4,777,394)	(1,732,461)	(15,695,026)

Class C Shares	(463,197)	(1,128,907)	—	(730,806)

Institutional Shares	(5,488,119)	(8,924,042)	(1,983,199)	(11,197,871)

Service Shares	(26,170)	(55,313)	(69,711)	(1,246,153)

Investor Shares	(118,038)	(239,744)	(214,960)	(1,409,539)

Class R6 Shares	(68,223)	(112,182)	(461,696)	(1,788,686)

Class R Shares	(95,537)	(208,225)	(26,075)	(644,977)

Class P Shares	(5,747,841)	(10,614,391)	(1,049,073)	(4,380,812)

From return of capital:

Class A Shares	—	—	—	(496,723)

Class C Shares	—	—	—	(23,129)

Institutional Shares	—	—	—	(354,394)

Service Shares	—	—	—	(39,439)

Investor Shares	—	—	—	(44,610)

Class R6 Shares	—	—	—	(56,609)

Class R Shares	—	—	—	(20,412)

Class P Shares	—	—	—	(138,646)

Total distributions to shareholders	(14,603,240)	(26,060,198)	(5,537,175)	(38,267,832)

From share transactions:

Proceeds from sales of shares	48,264,420	39,333,770	145,667,551	168,041,377

Reinvestment of distributions	14,348,855	25,541,835	5,131,889	35,333,367

Cost of shares redeemed	(71,581,795)	(126,591,157)	(270,253,443)	(387,348,378)

Net decrease in net assets resulting from share transactions	(8,968,520)	(61,715,552)	(119,454,003)	(183,973,634)

TOTAL INCREASE (DECREASE)	103,292,904	(79,289,142)	273,419,181	(226,969,273)

Net assets:

Beginning of year	396,378,614	475,667,756	977,393,768	1,204,363,041

End of year	$499,671,518	$396,378,614	$1,250,812,949	$977,393,768

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$7,263,587	$34,972,897	$681,672	$854,786

Net realized gain (loss)	1,205,015,881	(193,640,071)	18,641,348	(8,209,215)

Net change in unrealized gain (loss)	847,333,265	(309,976,878)	36,742,167	1,696,171

Net increase (decrease) in net assets resulting from operations	2,059,612,733	(468,644,052)	56,065,187	(5,658,258)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(884,665)	(27,617,788)	(4,199)	(7,146)

Class C Shares	—	(455,913)	—	—

Institutional Shares	(13,501,670)	(150,441,897)	(60,427)	(64,934)

Service Shares	(18,081)	(2,760,504)	—	—

Investor Shares	(585,487)	(7,064,182)	(7,543)	(29,922)

Class R6 Shares	(7,311,413)	(65,209,388)	(439,348)	(605,200)

Class R Shares	—	(3,705,297)	—	(584)

Class P Shares	(1,337,472)	(10,863,518)	(332,143)	(508,457)

Total distributions to shareholders	(23,638,788)	(268,118,487)	(843,660)	(1,216,243)

From share transactions:

Proceeds from sales of shares	1,182,845,461	1,187,909,742	98,655,098	19,961,483

Reinvestment of distributions	23,006,155	258,783,478	842,799	1,215,128

Cost of shares redeemed	(2,958,322,797)	(1,736,309,339)	(30,854,997)	(31,021,453)

Net increase (decrease) in net assets resulting from share transactions	(1,752,471,181)	(289,616,119)	68,642,900	(9,844,842)

TOTAL INCREASE (DECREASE)	283,502,764	(1,026,378,658)	123,864,427	(16,719,343)

Net assets:

Beginning of year	4,519,142,564	5,545,521,222	101,157,162	117,876,505

End of year	$4,802,645,328	$4,519,142,564	$225,021,589	$101,157,162

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$37.94	$38.96	$38.26	$35.17	$32.53

Net investment income(a)	0.59	0.62	0.67	0.67	0.61

Net realized and unrealized gain	9.28	0.58	0.99	3.12	2.60

Total from investment operations	9.87	1.20	1.66	3.79	3.21

Distributions to shareholders from net investment income	(0.56)	(0.65)	(0.66)	(0.70)	(0.57)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.56)	(2.22)	(0.96)	(0.70)	(0.57)

Net asset value, end of year	$47.25	$37.94	$38.96	$38.26	$35.17

Total Return(b)	26.23%	3.08%	4.53%	10.88%	9.93%

Net assets, end of year (in 000’s)	$334,886	$292,009	$312,148	$318,960	$327,650

Ratio of net expenses to average net assets	1.04%	1.08%	1.09%	1.12%	1.13%

Ratio of total expenses to average net assets	1.20%	1.25%	1.25%	1.27%	1.24%

Ratio of net investment income to average net assets	1.40%	1.67%	1.79%	1.81%	1.77%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$36.06	$37.12	$36.41	$33.50	$31.01

Net investment income(a)	0.26	0.34	0.38	0.37	0.33

Net realized and unrealized gain	8.82	0.54	0.96	2.98	2.48

Total from investment operations	9.08	0.88	1.34	3.35	2.81

Distributions to shareholders from net investment income	(0.25)	(0.37)	(0.33)	(0.44)	(0.32)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.25)	(1.94)	(0.63)	(0.44)	(0.32)

Net asset value, end of year	$44.89	$36.06	$37.12	$36.41	$33.50

Total Return(b)	25.26%	2.33%	3.82%	10.06%	9.10%

Net assets, end of year (in 000’s)	$6,026	$5,477	$8,116	$16,982	$18,460

Ratio of net expenses to average net assets	1.79%	1.83%	1.85%	1.87%	1.88%

Ratio of total expenses to average net assets	1.95%	2.00%	2.00%	2.02%	1.99%

Ratio of net investment income to average net assets	0.65%	0.94%	1.05%	1.06%	1.02%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$38.65	$39.66	$38.92	$35.77	$33.07

Net investment income(a)	0.75	0.76	0.83	0.81	0.77

Net realized and unrealized gain	9.44	0.58	1.01	3.18	2.64

Total from investment operations	10.19	1.34	1.84	3.99	3.41

Distributions to shareholders from net investment income	(0.69)	(0.78)	(0.80)	(0.84)	(0.71)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.69)	(2.35)	(1.10)	(0.84)	(0.71)

Net asset value, end of year	$48.15	$38.65	$39.66	$38.92	$35.77

Total Return(b)	26.63%	3.41%	4.94%	11.30%	10.38%

Net assets, end of year (in 000’s)	$33,660	$22,592	$19,906	$24,658	$37,415

Ratio of net expenses to average net assets	0.73%	0.74%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	0.83%	0.86%	0.86%	0.87%	0.84%

Ratio of net investment income to average net assets	1.73%	2.00%	2.17%	2.17%	2.19%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$38.08	$39.10	$38.39	$35.28	$32.53

Net investment income(a)	0.48	0.57	0.61	0.63	0.57

Net realized and unrealized gain	9.35	0.57	1.01	3.13	2.61

Total from investment operations	9.83	1.14	1.62	3.76	3.18

Distributions to shareholders from net investment income	(0.46)	(0.59)	(0.61)	(0.65)	(0.43)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.46)	(2.16)	(0.91)	(0.65)	(0.43)

Net asset value, end of year	$47.45	$38.08	$39.10	$38.39	$35.28

Total Return(b)	26.01%	2.89%	4.40%	10.77%	9.84%

Net assets, end of year (in 000’s)	$103	$161	$175	$84	$86

Ratio of net expenses to average net assets	1.23%	1.24%	1.23%	1.23%	1.23%

Ratio of total expenses to average net assets	1.33%	1.37%	1.36%	1.38%	1.33%

Ratio of net investment income to average net assets	1.16%	1.52%	1.60%	1.70%	1.66%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$37.88	$38.91	$38.20	$35.12	$32.49

Net investment income(a)	0.69	0.71	0.76	0.76	0.75

Net realized and unrealized gain	9.27	0.58	1.00	3.11	2.55

Total from investment operations	9.96	1.29	1.76	3.87	3.30

Distributions to shareholders from net investment income	(0.66)	(0.75)	(0.75)	(0.79)	(0.67)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.66)	(2.32)	(1.05)	(0.79)	(0.67)

Net asset value, end of year	$47.18	$37.88	$38.91	$38.20	$35.12

Total Return(b)	26.54%	3.33%	4.82%	11.15%	10.21%

Net assets, end of year (in 000’s)	$3,042	$2,384	$2,321	$2,851	$2,623

Ratio of net expenses to average net assets	0.80%	0.83%	0.85%	0.87%	0.88%

Ratio of total expenses to average net assets	0.95%	0.99%	1.00%	1.02%	1.00%

Ratio of net investment income to average net assets	1.66%	1.92%	2.04%	2.07%	2.17%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$38.65	$39.66	$38.92	$35.76	$33.06

Net investment income(a)	0.75	0.76	0.80	0.83	0.77

Net realized and unrealized gain	9.44	0.58	1.04	3.17	2.64

Total from investment operations	10.19	1.34	1.84	4.00	3.41

Distributions to shareholders from net investment income	(0.69)	(0.78)	(0.80)	(0.84)	(0.71)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.69)	(2.35)	(1.10)	(0.84)	(0.71)

Net asset value, end of year	$48.15	$38.65	$39.66	$38.92	$35.76

Total Return(b)	26.64%	3.42%	4.95%	11.34%	10.39%

Net assets, end of year (in 000’s)	$6,981	$5,378	$5,973	$13	$11

Ratio of net expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.73%

Ratio of total expenses to average net assets	0.82%	0.86%	0.85%	0.86%	0.84%

Ratio of net investment income to average net assets	1.73%	2.00%	2.08%	2.22%	2.20%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$37.73	$38.75	$38.05	$34.98	$32.35

Net investment income(a)	0.49	0.53	0.57	0.57	0.53

Net realized and unrealized gain	9.22	0.57	1.00	3.10	2.59

Total from investment operations	9.71	1.10	1.57	3.67	3.12

Distributions to shareholders from net investment income	(0.46)	(0.55)	(0.57)	(0.60)	(0.49)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—	—

Total distributions	(0.46)	(2.12)	(0.87)	(0.60)	(0.49)

Net asset value, end of year	$46.98	$37.73	$38.75	$38.05	$34.98

Total Return(b)	25.91%	2.82%	4.29%	10.59%	9.68%

Net assets, end of year (in 000’s)	$1,337	$1,131	$1,525	$1,492	$1,571

Ratio of net expenses to average net assets	1.29%	1.33%	1.34%	1.37%	1.38%

Ratio of total expenses to average net assets	1.45%	1.50%	1.50%	1.52%	1.49%

Ratio of net investment income to average net assets	1.15%	1.42%	1.54%	1.55%	1.54%

Portfolio turnover rate(c)	44%	42%	42%	69%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.64	$39.65	$38.92	$37.37

Net investment income(b)	0.76	0.76	0.82	0.31

Net realized and unrealized gain	9.43	0.59	1.01	1.48

Total from investment operations	10.19	1.35	1.83	1.79

Distributions to shareholders from net investment income	(0.69)	(0.79)	(0.80)	(0.24)

Distributions to shareholders from net realized gains	—	(1.57)	(0.30)	—

Total distributions	(0.69)	(2.36)	(1.10)	(0.24)

Net asset value, end of period	$48.14	$38.64	$39.65	$38.92

Total Return(c)	26.65%	3.43%	4.92%	4.84%

Net assets, end of period (in 000’s)	$40,099	$20,492	$11,500	$10,835

Ratio of net expenses to average net assets	0.72%	0.73%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	0.82%	0.85%	0.85%	0.95	%(d)

Ratio of net investment income to average net assets	1.74%	2.04%	2.16%	2.20	%(d)

Portfolio turnover rate(e)	44%	42%	42%	69%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.25	$10.69	$11.08	$11.10	$9.89

Net investment income(a)	0.07	0.09	0.08	0.05	0.10

Net realized and unrealized gain	3.76	0.62	0.09	0.87	1.22

Total from investment operations	3.83	0.71	0.17	0.92	1.32

Distributions to shareholders from net investment income	(0.08)	(0.04)	(0.05)	(0.08)	(0.11)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.22)	(0.15)	(0.56)	(0.94)	(0.11)

Net asset value, end of year	$14.86	$11.25	$10.69	$11.08	$11.10

Total Return(b)	34.43%	6.60%	2.10%	8.64%	13.42%

Net assets, end of year (in 000’s)	$369	$148	$63	$52	$50

Ratio of net expenses to average net assets	1.04%	1.09%	1.09%	1.12%	1.13%

Ratio of total expenses to average net assets	2.27%	4.71%	8.11%	4.84%	7.96%

Ratio of net investment income to average net assets	0.51%	0.83%	0.78%	0.50%	0.95%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.11	$10.60	$11.03	$11.05	$9.84

Net investment income (loss)(a)	(0.03)	0.01	—	(0.03)	0.03

Net realized and unrealized gain	3.71	0.61	0.09	0.87	1.21

Total from investment operations	3.68	0.62	0.09	0.84	1.24

Distributions to shareholders from net investment income	—	—	(0.01)	—	(0.03)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.14)	(0.11)	(0.52)	(0.86)	(0.03)

Net asset value, end of year	$14.65	$11.11	$10.60	$11.03	$11.05

Total Return(b)	33.34%	5.85%	1.27%	7.87%	12.64%

Net assets, end of year (in 000’s)	$49	$32	$30	$30	$48

Ratio of net expenses to average net assets	1.79%	1.85%	1.85%	1.87%	1.88%

Ratio of total expenses to average net assets	2.99%	5.81%	8.79%	5.77%	8.66%

Ratio of net investment income (loss) to average net assets	(0.24)%	0.06%	0.05%	(0.24)%	0.25%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.29	$10.72	$11.13	$11.14	$9.92

Net investment income(a)	0.11	0.12	0.12	0.09	0.15

Net realized and unrealized gain	3.77	0.63	0.08	0.88	1.21

Total from investment operations	3.88	0.75	0.20	0.97	1.36

Distributions to shareholders from net investment income	(0.11)	(0.07)	(0.10)	(0.12)	(0.14)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.25)	(0.18)	(0.61)	(0.98)	(0.14)

Net asset value, end of year	$14.92	$11.29	$10.72	$11.13	$11.14

Total Return(b)	34.80%	7.00%	2.47%	9.06%	13.79%

Net assets, end of year (in 000’s)	$5,999	$871	$776	$1,007	$4,802

Ratio of net expenses to average net assets	0.73%	0.76%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	1.65%	4.65%	7.57%	4.40%	7.40%

Ratio of net investment income to average net assets	0.82%	1.13%	1.16%	0.86%	1.39%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.26	$10.69	$11.13	$11.13	$9.91

Net investment income(a)	0.09	0.11	0.11	0.08	0.13

Net realized and unrealized gain	3.77	0.63	0.07	0.88	1.22

Total from investment operations	3.86	0.74	0.18	0.96	1.35

Distributions to shareholders from net investment income	(0.10)	(0.06)	(0.11)	(0.10)	(0.13)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.24)	(0.17)	(0.62)	(0.96)	(0.13)

Net asset value, end of year	$14.88	$11.26	$10.69	$11.13	$11.13

Total Return(b)	34.71%	6.92%	2.26%	9.01%	13.65%

Net assets, end of year (in 000’s)	$13	$34	$32	$31	$28

Ratio of net expenses to average net assets	0.80%	0.85%	0.85%	0.87%	0.88%

Ratio of total expenses to average net assets	2.61%	4.81%	7.79%	4.77%	7.61%

Ratio of net investment income to average net assets	0.69%	1.04%	1.05%	0.72%	1.20%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.27	$10.71	$11.14	$11.15	$9.92

Net investment income(a)	0.10	0.12	0.12	0.10	0.15

Net realized and unrealized gain	3.77	0.62	0.09	0.87	1.22

Total from investment operations	3.87	0.74	0.21	0.97	1.37

Distributions to shareholders from net investment income	(0.11)	(0.07)	(0.13)	(0.12)	(0.14)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.25)	(0.18)	(0.64)	(0.98)	(0.14)

Net asset value, end of year	$14.89	$11.27	$10.71	$11.14	$11.15

Total Return(b)	34.79%	6.92%	2.52%	9.06%	13.91%

Net assets, end of year (in 000’s)	$13	$34	$32	$31	$28

Ratio of net expenses to average net assets	0.72%	0.75%	0.72%	0.72%	0.71%

Ratio of total expenses to average net assets	2.48%	4.67%	7.64%	4.64%	7.46%

Ratio of net investment income to average net assets	0.77%	1.13%	1.16%	0.87%	1.37%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.20	$10.65	$11.07	$11.09	$9.88

Net investment income(a)	0.03	0.06	0.06	0.02	0.07

Net realized and unrealized gain	3.74	0.61	0.09	0.87	1.22

Total from investment operations	3.77	0.67	0.15	0.89	1.29

Distributions to shareholders from net investment income	(0.07)	(0.01)	(0.06)	(0.05)	(0.08)

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	(0.86)	—

Total distributions	(0.21)	(0.12)	(0.57)	(0.91)	(0.08)

Net asset value, end of year	$14.76	$11.20	$10.65	$11.07	$11.09

Total Return(b)	34.04%	6.27%	1.91%	8.35%	13.08%

Net assets, end of year (in 000’s)	$43	$33	$31	$30	$28

Ratio of net expenses to average net assets	1.29%	1.35%	1.35%	1.37%	1.38%

Ratio of total expenses to average net assets	2.69%	5.31%	8.29%	5.27%	8.12%

Ratio of net investment income to average net assets	0.23%	0.55%	0.54%	0.22%	0.70%

Portfolio turnover rate(c)	78%	102%	122%	204%	126%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.28	$10.71	$11.15	$10.54

Net investment income(b)	0.11	0.12	0.12	0.04

Net realized and unrealized gain	3.76	0.63	0.08	0.57

Total from investment operations	3.87	0.75	0.20	0.61

Distributions to shareholders from net investment income	(0.11)	(0.07)	(0.13)	—

Distributions to shareholders from net realized gains	(0.14)	(0.11)	(0.51)	—

Total distributions	(0.25)	(0.18)	(0.64)	—

Net asset value, end of period	$14.90	$11.28	$10.71	$11.15

Total Return(c)	34.76%	7.03%	2.44%	5.79%

Net assets, end of period (in 000’s)	$33,202	$8,657	$4,739	$5,652

Ratio of net expenses to average net assets	0.72%	0.74%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	1.80%	4.45%	7.47%	5.91	%(d)

Ratio of net investment income to average net assets	0.82%	1.16%	1.16%	0.89	%(d)

Portfolio turnover rate(e)	78%	102%	122%	204%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.92	$14.42	$16.16	$17.25	$16.08

Net investment income(a)	0.12	0.16	0.16	0.13	0.19

Net realized and unrealized gain (loss)	4.31	0.18	(0.25)	1.35	1.26

Total from investment operations	4.43	0.34	(0.09)	1.48	1.45

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.14)	(0.21)	(0.28)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.36)	—

Total distributions	(0.49)	(0.84)	(1.65)	(2.57)	(0.28)

Net asset value, end of year	$17.86	$13.92	$14.42	$16.16	$17.25

Total Return(b)	32.64%	1.97%	0.38%	9.29%	9.04%

Net assets, end of year (in 000’s)	$87,359	$74,559	$84,723	$92,226	$153,608

Ratio of net expenses to average net assets	1.04%	1.07%	1.11%	1.11%	1.14%

Ratio of total expenses to average net assets	1.24%	1.28%	1.28%	1.24%	1.22%

Ratio of net investment income to average net assets	0.74%	1.13%	1.10%	0.81%	1.14%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.12	$13.64	$15.32	$16.51	$15.43

Net investment income(a)	—	0.05	0.05	0.01	0.07

Net realized and unrealized gain (loss)	4.06	0.17	(0.22)	1.29	1.19

Total from investment operations	4.06	0.22	(0.17)	1.30	1.26

Distributions to shareholders from net investment income	(0.05)	(0.07)	—	(0.13)	(0.18)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.36)	—

Total distributions	(0.38)	(0.74)	(1.51)	(2.49)	(0.18)

Net asset value, end of year	$16.80	$13.12	$13.64	$15.32	$16.51

Total Return(b)	31.59%	1.21%	(0.28)%	8.46%	8.18%

Net assets, end of year (in 000’s)	$12,948	$17,422	$21,481	$36,819	$39,403

Ratio of net expenses to average net assets	1.79%	1.82%	1.86%	1.86%	1.89%

Ratio of total expenses to average net assets	1.99%	2.03%	2.03%	1.99%	1.97%

Ratio of net investment income to average net assets	0.00%	0.39%	0.35%	0.06%	0.41%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.08	$14.58	$16.32	$17.42	$16.25

Net investment income(a)	0.17	0.20	0.21	0.19	0.25

Net realized and unrealized gain (loss)	4.37	0.19	(0.26)	1.36	1.27

Total from investment operations	4.54	0.39	(0.05)	1.55	1.52

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.18)	(0.28)	(0.35)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.37)	—

Total distributions	(0.54)	(0.89)	(1.69)	(2.65)	(0.35)

Net asset value, end of year	$18.08	$14.08	$14.58	$16.32	$17.42

Total Return(b)	33.08%	2.26%	0.69%	9.65%	9.41%

Net assets, end of year (in 000’s)	$181,806	$140,814	$177,613	$174,803	$645,552

Ratio of net expenses to average net assets	0.73%	0.76%	0.79%	0.79%	0.78%

Ratio of total expenses to average net assets	0.87%	0.90%	0.89%	0.85%	0.82%

Ratio of net investment income to average net assets	1.04%	1.43%	1.42%	1.13%	1.46%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.86	$14.36	$16.03	$17.14	$15.99

Net investment income(a)	0.09	0.13	0.13	0.10	0.17

Net realized and unrealized gain (loss)	4.29	0.19	(0.24)	1.35	1.23

Total from investment operations	4.38	0.32	(0.11)	1.45	1.40

Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.05)	(0.20)	(0.25)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.36)	—

Total distributions	(0.46)	(0.82)	(1.56)	(2.56)	(0.25)

Net asset value, end of year	$17.78	$13.86	$14.36	$16.03	$17.14

Total Return(b)	32.36%	1.80%	0.20%	9.15%	8.80%

Net assets, end of year (in 000’s)	$846	$836	$1,004	$1,201	$2,914

Ratio of net expenses to average net assets	1.23%	1.26%	1.29%	1.29%	1.28%

Ratio of total expenses to average net assets	1.37%	1.40%	1.39%	1.35%	1.32%

Ratio of net investment income to average net assets	0.55%	0.94%	0.91%	0.64%	1.01%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.93	$14.43	$16.17	$17.28	$16.11

Net investment income(a)	0.16	0.19	0.20	0.17	0.25

Net realized and unrealized gain (loss)	4.31	0.19	(0.26)	1.36	1.23

Total from investment operations	4.47	0.38	(0.06)	1.53	1.48

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.17)	(0.27)	(0.31)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.37)	—

Total distributions	(0.53)	(0.88)	(1.68)	(2.64)	(0.31)

Net asset value, end of year	$17.87	$13.93	$14.43	$16.17	$17.28

Total Return(b)	32.92%	2.22%	0.64%	9.61%	9.26%

Net assets, end of year (in 000’s)	$3,559	$3,460	$4,191	$7,447	$6,516

Ratio of net expenses to average net assets	0.79%	0.82%	0.86%	0.86%	0.88%

Ratio of total expenses to average net assets	0.99%	1.03%	1.03%	0.99%	0.97%

Ratio of net investment income to average net assets	0.99%	1.37%	1.35%	1.06%	1.47%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.43	$14.92	$16.66	$17.45	$16.25

Net investment income(a)	0.17	0.21	0.22	0.18	0.21

Net realized and unrealized gain (loss)	4.48	0.19	(0.26)	1.39	1.34

Total from investment operations	4.65	0.40	(0.04)	1.57	1.55

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.19)	—	(0.35)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.36)	—

Total distributions	(0.54)	(0.89)	(1.70)	(2.36)	(0.35)

Net asset value, end of year	$18.54	$14.43	$14.92	$16.66	$17.45

Total Return(b)	33.05%	2.29%	0.73%	9.67%	9.63%

Net assets, end of year (in 000’s)	$1,958	$1,636	$2,172	$1,106	$11

Ratio of net expenses to average net assets	0.72%	0.75%	0.78%	0.78%	0.76%

Ratio of total expenses to average net assets	0.86%	0.89%	0.89%	0.85%	0.79%

Ratio of net investment income to average net assets	1.06%	1.43%	1.44%	1.12%	1.27%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$13.47	$13.97	$15.71	$16.86	$15.73

Net investment income(a)	0.07	0.12	0.12	0.09	0.15

Net realized and unrealized gain (loss)	4.18	0.17	(0.25)	1.32	1.22

Total from investment operations	4.25	0.29	(0.13)	1.41	1.37

Distributions to shareholders from net investment income	(0.12)	(0.12)	(0.10)	(0.20)	(0.24)

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	(2.36)	—

Total distributions	(0.45)	(0.79)	(1.61)	(2.56)	(0.24)

Net asset value, end of year	$17.27	$13.47	$13.97	$15.71	$16.86

Total Return(b)	32.32%	1.70%	0.12%	9.05%	8.73%

Net assets, end of year (in 000’s)	$3,269	$2,932	$4,008	$5,252	$6,204

Ratio of net expenses to average net assets	1.29%	1.32%	1.36%	1.36%	1.39%

Ratio of total expenses to average net assets	1.49%	1.53%	1.53%	1.49%	1.47%

Ratio of net investment income to average net assets	0.49%	0.89%	0.85%	0.56%	0.90%

Portfolio turnover rate(c)	53%	64%	62%	171%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.43	$14.92	$16.66	$15.81

Net investment income(b)	0.17	0.21	0.21	0.08

Net realized and unrealized gain (loss)	4.48	0.19	(0.25)	0.77

Total from investment operations	4.65	0.40	(0.04)	0.85

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.19)	—

Distributions to shareholders from net realized gains	(0.33)	(0.67)	(1.51)	—

Total distributions	(0.54)	(0.89)	(1.70)	—

Net asset value, end of period	$18.54	$14.43	$14.92	$16.66

Total Return(c)	33.05%	2.29%	0.74%	5.38%

Net assets, end of period (in 000’s)	$207,926	$154,720	$180,475	$248,012

Ratio of net expenses to average net assets	0.72%	0.75%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.86%	0.89%	0.88%	0.85	%(d)

Ratio of net investment income to average net assets	1.05%	1.45%	1.43%	1.26	%(d)

Portfolio turnover rate(e)	53%	64%	62%	171%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$31.22	$32.33	$36.62	$38.27	$35.25

Net investment income(a)	—	0.16	0.16	0.08	0.19

Net realized and unrealized gain (loss)	13.63	(0.22)	0.40	3.71	3.20

Total from investment operations	13.63	(0.06)	0.56	3.79	3.39

Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.14)	(0.15)	(0.37)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.29)	—

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	(0.13)	(1.05)	(4.85)	(5.44)	(0.37)

Net asset value, end of year	$44.72	$31.22	$32.33	$36.62	$38.27

Total Return(b)	43.77%	(0.41)%	3.39%	10.68%	9.66%

Net assets, end of year (in 000’s)	$536,384	$424,878	$526,864	$630,820	$851,681

Ratio of net expenses to average net assets	1.21%	1.24%	1.22%	1.22%	1.17%

Ratio of total expenses to average net assets	1.21%	1.24%	1.23%	1.22%	1.17%

Ratio of net investment income to average net assets	0.01%	0.52%	0.49%	0.22%	0.51%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$27.00	$28.10	$32.59	$34.68	$32.00

Net investment loss(a)	(0.24)	(0.02)	(0.07)	(0.17)	(0.09)

Net realized and unrealized gain (loss)	11.77	(0.24)	0.29	3.33	2.92

Total from investment operations	11.53	(0.26)	0.22	3.16	2.83

Distributions to shareholders from net investment income	—	—	—	—	(0.15)

Distributions to shareholders from net realized gains	—	(0.81)	(4.71)	(5.25)	—

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(0.84)	(4.71)	(5.25)	(0.15)

Net asset value, end of year	$38.53	$27.00	$28.10	$32.59	$34.68

Total Return(b)	42.70%	(1.14)%	2.58%	9.86%	8.86%

Net assets, end of year (in 000’s)	$12,836	$16,230	$28,175	$78,897	$102,928

Ratio of net expenses to average net assets	1.96%	1.99%	1.98%	1.97%	1.92%

Ratio of total expenses to average net assets	1.96%	1.99%	1.98%	1.97%	1.92%

Ratio of net investment loss to average net assets	(0.73)%	(0.07)%	(0.24)%	(0.53)%	(0.25)%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$31.65	$32.76	$37.06	$38.68	$35.64

Net investment income(a)	0.15	0.26	0.29	0.21	0.34

Net realized and unrealized gain (loss)	13.80	(0.19)	0.39	3.77	3.25

Total from investment operations	13.95	0.07	0.68	3.98	3.59

Distributions to shareholders from net investment income	(0.26)	(0.30)	(0.27)	(0.26)	(0.55)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.34)	—

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(0.26)	(1.18)	(4.98)	(5.60)	(0.55)

Net asset value, end of year	$45.34	$31.65	$32.76	$37.06	$38.68

Total Return(b)	44.27%	(0.03)%	3.78%	11.13%	10.12%

Net assets, end of year (in 000’s)	$331,383	$271,283	$346,004	$555,930	$1,424,886

Ratio of net expenses to average net assets	0.84%	0.86%	0.84%	0.83%	0.77%

Ratio of total expenses to average net assets	0.84%	0.86%	0.84%	0.83%	0.77%

Ratio of net investment income to average net assets	0.38%	0.82%	0.89%	0.58%	0.91%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$30.50	$31.58	$35.89	$37.61	$34.63

Net investment income(a)	(0.04)	0.13	0.12	0.04	0.15

Net realized and unrealized gain (loss)	13.31	(0.23)	0.38	3.65	3.15

Total from investment operations	13.27	(0.10)	0.50	3.69	3.30

Distributions to shareholders from net investment income	(0.08)	(0.11)	(0.10)	(0.12)	(0.32)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.29)	—

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	(0.08)	(0.98)	(4.81)	(5.41)	(0.32)

Net asset value, end of year	$43.69	$30.50	$31.58	$35.89	$37.61

Total Return(b)	43.57%	(0.52)%	3.25%	10.58%	9.56%

Net assets, end of year (in 000’s)	$34,851	$30,424	$47,597	$65,727	$87,438

Ratio of net expenses to average net assets	1.34%	1.36%	1.34%	1.33%	1.27%

Ratio of total expenses to average net assets	1.34%	1.36%	1.34%	1.33%	1.28%

Ratio of net investment income to average net assets	(0.12)%	0.43%	0.38%	0.11%	0.40%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$30.44	$31.55	$35.89	$37.57	$34.63

Net investment income(a)	0.10	0.22	0.23	0.17	0.27

Net realized and unrealized gain (loss)	13.28	(0.19)	0.37	3.63	3.17

Total from investment operations	13.38	0.03	0.60	3.80	3.44

Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.23)	(0.18)	(0.50)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.30)	—

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(0.22)	(1.14)	(4.94)	(5.48)	(0.50)

Net asset value, end of year	$43.60	$30.44	$31.55	$35.89	$37.57

Total Return(b)	44.11%	(0.16)%	3.63%	10.98%	9.94%

Net assets, end of year (in 000’s)	$42,206	$33,249	$41,809	$51,375	$77,446

Ratio of net expenses to average net assets	0.96%	0.99%	0.97%	0.97%	0.92%

Ratio of total expenses to average net assets	0.96%	0.99%	0.98%	0.97%	0.92%

Ratio of net investment income to average net assets	0.26%	0.72%	0.74%	0.47%	0.73%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$31.62	$32.74	$37.04	$38.66	$35.64

Net investment income(a)	0.15	0.25	0.27	0.22	0.36

Net realized and unrealized gain (loss)	13.80	(0.18)	0.41	3.76	3.22

Total from investment operations	13.95	0.07	0.68	3.98	3.58

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.27)	(0.27)	(0.56)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.33)	—

Distributions to shareholders from return of capital	—	(0.08)	—	—	—

Total distributions	(0.26)	(1.19)	(4.98)	(5.60)	(0.56)

Net asset value, end of year	$45.31	$31.62	$32.74	$37.04	$38.66

Total Return(b)	44.33%	(0.05)%	3.79%	11.10%	10.13%

Net assets, end of year (in 000’s)	$80,114	$54,633	$50,538	$39,520	$73,505

Ratio of net expenses to average net assets	0.83%	0.85%	0.82%	0.82%	0.75%

Ratio of total expenses to average net assets	0.83%	0.85%	0.83%	0.82%	0.75%

Ratio of net investment income to average net assets	0.39%	0.82%	0.85%	0.60%	0.97%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$30.09	$31.20	$35.52	$37.28	$34.38

Net investment income (loss)(a)	(0.09)	0.10	0.08	(0.01)	0.09

Net realized and unrealized gain (loss)	13.14	(0.24)	0.37	3.61	3.13

Total from investment operations	13.05	(0.14)	0.45	3.60	3.22

Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.06)	(0.09)	(0.32)

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	(5.27)	—

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	(0.05)	(0.97)	(4.77)	(5.36)	(0.32)

Net asset value, end of year	$43.09	$30.09	$31.20	$35.52	$37.28

Total Return(b)	43.41%	(0.65)%	3.10%	10.43%	9.40%

Net assets, end of year (in 000’s)	$21,249	$17,015	$21,916	$28,103	$34,193

Ratio of net expenses to average net assets	1.46%	1.49%	1.47%	1.47%	1.42%

Ratio of total expenses to average net assets	1.46%	1.49%	1.48%	1.47%	1.43%

Ratio of net investment income (loss) to average net assets	(0.23)%	0.32%	0.25%	(0.03)%	0.25%

Portfolio turnover rate(c)	66%	87%	82%	137%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$31.62	$32.73	$37.04	$35.64

Net investment income(b)	0.15	0.26	0.29	0.13

Net realized and unrealized gain (loss)	13.79	(0.19)	0.39	1.27

Total from investment operations	13.94	0.07	0.68	1.40

Distributions to shareholders from net investment income	(0.26)	(0.33)	(0.28)	—

Distributions to shareholders from net realized gains	—	(0.84)	(4.71)	—

Distributions to shareholders from return of capital	—	(0.01)	—	—

Total distributions	(0.26)	(1.18)	(4.99)	—

Net asset value, end of period	$45.30	$31.62	$32.73	$37.04

Total Return(c)	44.30%	(0.02)%	3.80%	3.93%

Net assets, end of period (in 000’s)	$191,790	$129,680	$141,460	$172,003

Ratio of net expenses to average net assets	0.83%	0.85%	0.83%	0.86	%(d)

Ratio of total expenses to average net assets	0.83%	0.85%	0.83%	0.86	%(d)

Ratio of net investment income to average net assets	0.39%	0.82%	0.89%	0.94	%(d)

Portfolio turnover rate(e)	66%	87%	82%	137%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$40.60	$47.20	$59.98	$56.63	$52.52

Net investment income(a)	(0.08)	0.20	0.20	0.04	0.16

Net realized and unrealized gain (loss)	20.27	(4.48)	(7.12)	9.70	5.92

Total from investment operations	20.19	(4.28)	(6.92)	9.74	6.08

Distributions to shareholders from net investment income	(0.10)	(0.26)	(0.02)	(0.08)	(0.22)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	(0.10)	(2.32)	(5.86)	(6.39)	(1.97)

Net asset value, end of year	$60.69	$40.60	$47.20	$59.98	$56.63

Total Return(b)	49.77%	(9.92)%	(11.16)%	18.15%	11.56%

Net assets, end of year (in 000’s)	$468,122	$413,666	$594,825	$803,918	$851,497

Ratio of net expenses to average net assets	1.30%	1.34%	1.34%	1.33%	1.34%

Ratio of total expenses to average net assets	1.36%	1.37%	1.36%	1.36%	1.38%

Ratio of net investment income to average net assets	(0.15)%	0.47%	0.39%	0.07%	0.29%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$28.68	$33.97	$45.37	$44.50	$41.75

Net investment loss(a)	(0.33)	(0.02)	(0.13)	(0.31)	(0.20)

Net realized and unrealized gain (loss)	14.28	(3.21)	(5.43)	7.49	4.70

Total from investment operations	13.95	(3.23)	(5.56)	7.18	4.50

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Net asset value, end of year	$42.63	$28.68	$33.97	$45.37	$44.50

Total Return(b)	48.69%	(10.61)%	(11.83)%	17.26%	10.72%

Net assets, end of year (in 000’s)	$2,204	$3,220	$8,867	$37,157	$37,357

Ratio of net expenses to average net assets	2.05%	2.09%	2.09%	2.08%	2.09%

Ratio of total expenses to average net assets	2.11%	2.12%	2.11%	2.11%	2.13%

Ratio of net investment loss to average net assets	(0.89)%	(0.05)%	(0.36)%	(0.69)%	(0.45)%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$44.52	$51.56	$64.90	$60.78	$56.20

Net investment income(a)	0.11	0.35	0.43	0.28	0.41

Net realized and unrealized gain (loss)	22.22	(4.87)	(7.71)	10.46	6.34

Total from investment operations	22.33	(4.52)	(7.28)	10.74	6.75

Distributions to shareholders from net investment income	(0.27)	(0.46)	(0.22)	(0.31)	(0.42)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	(0.27)	(2.52)	(6.06)	(6.62)	(2.17)

Net asset value, end of year	$66.58	$44.52	$51.56	$64.90	$60.78

Total Return(b)	50.29%	(9.60)%	(10.81)%	18.62%	12.00%

Net assets, end of year (in 000’s)	$2,331,482	$2,454,781	$3,114,853	$4,304,041	$4,393,986

Ratio of net expenses to average net assets	0.96%	0.96%	0.95%	0.94%	0.94%

Ratio of total expenses to average net assets	0.99%	0.99%	0.97%	0.97%	0.98%

Ratio of net investment income to average net assets	0.19%	0.74%	0.78%	0.45%	0.69%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$39.10	$45.50	$58.10	$55.04	$51.10

Net investment income (loss)(a)	(0.15)	0.16	0.14	(0.03)	0.09

Net realized and unrealized gain (loss)	19.51	(4.35)	(6.90)	9.42	5.77

Total from investment operations	19.36	(4.19)	(6.76)	9.39	5.86

Distributions to shareholders from net investment income	(0.02)	(0.15)	—	(0.02)	(0.17)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	(0.02)	(2.21)	(5.84)	(6.33)	(1.92)

Net asset value, end of year	$58.44	$39.10	$45.50	$58.10	$55.04

Total Return(b)	49.53%	(10.04)%	(11.26)%	18.02%	11.44%

Net assets, end of year (in 000’s)	$27,102	$39,295	$75,860	$110,636	$145,996

Ratio of net expenses to average net assets	1.46%	1.46%	1.45%	1.44%	1.44%

Ratio of total expenses to average net assets	1.49%	1.49%	1.47%	1.47%	1.48%

Ratio of net investment income (loss) to average net assets	(0.31)%	0.39%	0.29%	(0.06)%	0.17%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$40.26	$46.84	$59.60	$56.32	$52.23

Net investment income(a)	0.05	0.27	0.32	0.18	0.29

Net realized and unrealized gain (loss)	20.09	(4.39)	(7.09)	9.64	5.90

Total from investment operations	20.14	(4.12)	(6.77)	9.82	6.19

Distributions to shareholders from net investment income	(0.22)	(0.40)	(0.15)	(0.23)	(0.35)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	(0.22)	(2.46)	(5.99)	(6.54)	(2.10)

Net asset value, end of year	$60.18	$40.26	$46.84	$59.60	$56.32

Total Return(b)	50.14%	(9.70)%	(10.94)%	18.44%	11.84%

Net assets, end of year (in 000’s)	$140,918	$115,491	$132,434	$173,176	$168,986

Ratio of net expenses to average net assets	1.04%	1.09%	1.09%	1.08%	1.09%

Ratio of total expenses to average net assets	1.11%	1.12%	1.11%	1.11%	1.13%

Ratio of net investment income to average net assets	0.09%	0.64%	0.64%	0.31%	0.53%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$44.50	$51.53	$64.88	$60.77	$56.19

Net investment income(a)	0.11	0.35	0.42	0.27	0.38

Net realized and unrealized gain (loss)	22.22	(4.85)	(7.70)	10.47	6.39

Total from investment operations	22.33	(4.50)	(7.28)	10.74	6.77

Distributions to shareholders from net investment income	(0.28)	(0.47)	(0.23)	(0.32)	(0.44)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	(0.28)	(2.53)	(6.07)	(6.63)	(2.19)

Net asset value, end of year	$66.55	$44.50	$51.53	$64.88	$60.77

Total Return(b)	50.31%	(9.58)%	(10.81)%	18.63%	12.03%

Net assets, end of year (in 000’s)	$1,436,954	$1,229,047	$1,302,069	$1,146,132	$759,095

Ratio of net expenses to average net assets	0.95%	0.95%	0.94%	0.93%	0.92%

Ratio of total expenses to average net assets	0.98%	0.98%	0.96%	0.96%	0.96%

Ratio of net investment income to average net assets	0.19%	0.74%	0.77%	0.44%	0.63%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$39.48	$45.96	$58.69	$55.60	$51.62

Net investment income (loss)(a)	(0.21)	0.13	0.07	(0.11)	0.02

Net realized and unrealized gain (loss)	19.71	(4.42)	(6.96)	9.51	5.82

Total from investment operations	19.50	(4.29)	(6.89)	9.40	5.84

Distributions to shareholders from net investment income	—	(0.13)	—	—	(0.11)

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	(6.31)	(1.75)

Total distributions	—	(2.19)	(5.84)	(6.31)	(1.86)

Net asset value, end of year	$58.98	$39.48	$45.96	$58.69	$55.60

Total Return(b)	49.39%	(10.16)%	11.37%	17.85%	11.28%

Net assets, end of year (in 000’s)	$62,339	$57,272	$84,684	$123,288	$124,039

Ratio of net expenses to average net assets	1.55%	1.59%	1.59%	1.58%	1.59%

Ratio of total expenses to average net assets	1.61%	1.62%	1.61%	1.61%	1.63%

Ratio of net investment income (loss) to average net assets	(0.40)%	0.30%	0.15%	(0.19)%	0.04%

Portfolio turnover rate(c)	64%	75%	47%	55%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$44.50	$51.53	$64.88	$60.80

Net investment income(b)	0.11	0.34	0.43	0.11

Net realized and unrealized gain (loss)	22.22	(4.85)	(7.71)	3.97

Total from investment operations	22.33	(4.51)	(7.28)	4.08

Distributions to shareholders from net investment income	(0.28)	(0.46)	(0.23)	—

Distributions to shareholders from net realized gains	—	(2.06)	(5.84)	—

Total distributions	(0.28)	(2.52)	(6.07)	—

Net asset value, end of period	$66.55	$44.50	$51.53	$64.88

Total Return(c)	50.28%	(9.56)%	(10.80)%	6.71%

Net assets, end of period (in 000’s)	$333,524	$206,370	$231,930	$317,224

Ratio of net expenses to average net assets	0.95%	0.95%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	0.98%	0.98%	0.96%	0.97	%(d)

Ratio of net investment income to average net assets	0.18%	0.74%	0.79%	0.46	%(d)

Portfolio turnover rate(e)	64%	75%	47%	55%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.50	$11.99	$13.58	$12.37	$11.18

Net investment income(a)	0.01	0.06	0.07	0.04	0.07

Net realized and unrealized gain (loss)	5.80	(0.48)	(0.88)	1.72	1.19

Total from investment operations	5.81	(0.42)	(0.81)	1.76	1.26

Distributions to shareholders from net investment income	(0.05)	(0.07)	(0.02)	(0.08)	(0.07)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	(0.05)	(0.07)	(0.78)	(0.55)	(0.07)

Net asset value, end of year	$17.26	$11.50	$11.99	$13.58	$12.37

Total Return(b)	50.62%	(3.56)%	(5.42)%	14.47%	11.30%

Net assets, end of year (in 000’s)	$2,034	$988	$1,467	$1,699	$1,497

Ratio of net expenses to average net assets	1.21%	1.23%	1.23%	1.23%	1.24%

Ratio of total expenses to average net assets	1.42%	1.50%	1.56%	1.47%	1.73%

Ratio of net investment income to average net assets	0.07%	0.49%	0.61%	0.34%	0.58%

Portfolio turnover rate(c)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.17	$11.67	$13.30	$12.14	$11.01

Net investment loss(a)	(0.10)	(0.01)	(0.02)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	5.61	(0.49)	(0.85)	1.69	1.17

Total from investment operations	5.51	(0.50)	(0.87)	1.63	1.15

Distributions to shareholders from net investment income	—	—	—	—	(0.02)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	—	—	(0.76)	(0.47)	(0.02)

Net asset value, end of year	$16.68	$11.17	$11.67	$13.30	$12.14

Total Return(b)	49.46%	(4.36)%	(6.07)%	13.63%	10.48%

Net assets, end of year (in 000’s)	$1,483	$948	$994	$1,140	$1,126

Ratio of net expenses to average net assets	1.96%	1.98%	1.98%	1.98%	1.99%

Ratio of total expenses to average net assets	2.17%	2.24%	2.31%	2.22%	2.47%

Ratio of net investment loss to average net assets	(0.69)%	(0.07)%	(0.15)%	(0.44)%	(0.17)%

Portfolio turnover rate(c)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.67	$12.18	$13.74	$12.50	$11.29

Net investment income(a)	0.07	0.09	0.12	0.08	0.12

Net realized and unrealized gain (loss)	5.87	(0.47)	(0.88)	1.75	1.20

Total from investment operations	5.94	(0.38)	(0.76)	1.83	1.32

Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.04)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	(0.10)	(0.13)	(0.80)	(0.59)	(0.11)

Net asset value, end of year	$17.51	$11.67	$12.18	$13.74	$12.50

Total Return(b)	51.16%	(3.26)%	(5.00)%	14.93%	11.71%

Net assets, end of year (in 000’s)	$18,472	$7,054	$6,223	$5,666	$42,085

Ratio of net expenses to average net assets	0.84%	0.85%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets	1.05%	1.12%	1.17%	1.08%	1.35%

Ratio of net investment income to average net assets	0.44%	0.78%	0.99%	0.58%	0.97%

Portfolio turnover rate(c)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.59	$12.09	$13.67	$12.44	$11.23

Net investment income(a)	0.07	0.08	0.10	0.08	0.10

Net realized and unrealized gain (loss)	5.82	(0.47)	(0.88)	1.73	1.19

Total from investment operations	5.89	(0.39)	(0.78)	1.81	1.29

Distributions to shareholders from net investment income	(0.07)	(0.11)	(0.04)	(0.11)	(0.08)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	(0.07)	(0.11)	(0.80)	(0.58)	(0.08)

Net asset value, end of year	$17.41	$11.59	$12.09	$13.67	$12.44

Total Return(b)	50.98%	(3.32)%	(5.19)%	14.82%	11.52%

Net assets, end of year (in 000’s)	$13,553	$1,435	$3,253	$5,541	$3,250

Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	1.15%	1.26%	1.30%	1.22%	1.48%

Ratio of net investment income to average net assets	0.40%	0.74%	0.85%	0.61%	0.82%

Portfolio turnover rate(c)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.66	$12.16	$13.75	$12.51	$11.29

Net investment income(a)	0.07	0.09	0.12	0.10	0.12

Net realized and unrealized gain (loss)	5.87	(0.46)	(0.89)	1.73	1.21

Total from investment operations	5.94	(0.37)	(0.77)	1.83	1.33

Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.06)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	(0.10)	(0.13)	(0.82)	(0.59)	(0.11)

Net asset value, end of year	$17.50	$11.66	$12.16	$13.75	$12.51

Total Return(b)	51.12%	(3.17)%	(5.06)%	14.94%	11.80%

Net assets, end of year (in 000’s)	$97,324	$52,507	$57,055	$60,931	$61,251

Ratio of net expenses to average net assets	0.83%	0.84%	0.83%	0.83%	0.83%

Ratio of total expenses to average net assets	1.04%	1.11%	1.16%	1.07%	1.08%

Ratio of net investment income to average net assets	0.44%	0.79%	1.00%	0.75%	0.97%

Portfolio turnover rate(c)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.46	$11.96	$13.56	$12.35	$11.15

Net investment income (loss)(a)	(0.03)	0.03	0.04	0.01	0.04

Net realized and unrealized gain (loss)	5.78	(0.49)	(0.87)	1.72	1.19

Total from investment operations	5.75	(0.46)	(0.83)	1.73	1.23

Distributions to shareholders from net investment income	—	(0.04)	(0.01)	(0.05)	(0.03)

Distributions to shareholders from net realized gains	—	—	(0.76)	(0.47)	—

Total distributions	—	(0.04)	(0.77)	(0.52)	(0.03)

Net asset value, end of year	$17.21	$11.46	$11.96	$13.56	$12.35

Total Return(c)	50.17%	(3.85)%	(5.65)%	14.20%	11.06%

Net assets, end of year (in 000’s)	$99	$74	$160	$207	$131

Ratio of net expenses to average net assets	1.46%	1.48%	1.48%	1.48%	1.49%

Ratio of total expenses to average net assets	1.67%	1.76%	1.81%	1.72%	2.00%

Ratio of net investment income (loss) to average net assets	(0.19)%	0.29%	0.36%	0.09%	0.32%

Portfolio turnover rate(d)	78%	76%	73%	105%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.66	$12.16	$13.75	$13.26

Net investment income(b)	0.07	0.09	0.12	0.05

Net realized and unrealized gain (loss)	5.86	(0.46)	(0.89)	0.44

Total from investment operations	5.93	(0.37)	(0.77)	0.49

Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.06)	—

Distributions to shareholders from net realized gains	—	—	(0.76)	—

Total distributions	(0.10)	(0.13)	(0.82)	—

Net asset value, end of period	$17.49	$11.66	$12.16	$13.75

Total Return(c)	51.04%	(3.17)%	(5.05)%	3.70%

Net assets, end of period (in 000’s)	$92,056	$38,153	$48,725	$54,660

Ratio of net expenses to average net assets	0.83%	0.84%	0.83%	0.83	%(d)

Ratio of total expenses to average net assets	1.04%	1.11%	1.16%	1.09	%(d)

Ratio of net investment income to average net assets	0.44%	0.79%	1.00%	0.99	%(d)

Portfolio turnover rate(e)	78%	76%	73%	105%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Focused Value	A, C, Institutional, Investor, P, R and R6	Non-Diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

100

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM

101

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2021:

EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,700,860	$—	$—

Europe	16,896,291	—	—

North America	398,353,597	—	—

Oceania	6,130,291	—	—

Investment Company	809,595	—	—

Total	$424,890,634	$—	$—

FOCUSED VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$39,199,229	$—	$—

Investment Company	426,826	—	—

Total	$39,626,055	$—	$—

LARGE CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,991,813	$—	$—

Europe	4,992,858	—	—

North America	485,895,458	—	—

Investment Company	5,056,208	—	—

Total	$498,936,337	$—	$—

MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$22,160,652	$—	$—

North America	1,217,638,113	—	—

Investment Company	10,084,240	—	—

Total	$1,249,883,005	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$4,798,053,539	$—	$—

Investment Company	5,404,503	—	—

Securities Lending Reinvestment Vehicle	26,189,986	—	—

Total	$4,829,648,028	$—	$—

SMALL/MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$223,902,980	$—	$—

Investment Company	583,228	—	—

Securities Lending Reinvestment Vehicle	764,357	—	—

Total	$225,250,565	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of August 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.69	0.69
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.69	*
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.75	0.75
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.92	0.92
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.80	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

*	Effective December 29, 2020, GSAM agreed to waive a portion of its management fee with respect to the Large Cap Value Fund in order to achieve an effective net management fee rate of 0.69% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$2,303
Focused Value	626
Large Cap Value	4,361
Mid Cap Value	5,613
Small Cap Value	24,394
Small/Mid Cap Value	2,036

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$9,566	$—
Focused Value	432	—
Large Cap Value	3,411	—
Mid Cap Value	12,601	—
Small Cap Value	5,369	—
Small/Mid Cap Value	1,584	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the fiscal year ended August 31, 2021, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2020	As of December 29, 2020*
Large Cap Value Fund	0.07%	0.06%
Equity Income Fund	0.04%	0.06%
Focused Value Fund	0.04%	0.06%
Small Cap Value Fund	—	0.05%

*	These arrangements will remain in effect through at least December 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

remain in place through at least December 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$2,303	$178,014	$382,892	$563,209
Focused Value	626	204	260,215	261,045
Large Cap Value	275,417	67,270	340,349	683,036
Mid Cap Value	5,613	—	—	5,613
Small Cap Value	24,394	239,961	1,231,888	1,496,243
Small/Mid Cap Value	2,036	—	332,317	334,353

G.  Line of Credit Facility — As of August 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2021:

Fund	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Equity Income	$1,485,827	$32,491,645	$(33,167,877)	$809,595	809,595	$526
Focused Value	116,661	17,508,727	(17,198,562)	426,826	426,826	153
Large Cap Value	3,050,807	51,204,932	(49,199,531)	5,056,208	5,056,208	993
Mid Cap Value	—	215,061,529	(204,977,289)	10,084,240	10,084,240	1,455
Small Cap Value	4,535,074	1,115,998,080	(1,115,128,651)	5,404,503	5,404,503	7,005
Small/Mid Cap Value	—	64,941,400	(64,358,172)	583,228	583,228	575

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Focused Value	—%	27%	—%	100%	—%	31%	100%
Small/Mid Cap Value	—	—	—	—	—	16	—

For the fiscal year ended August 31, 2021, Goldman Sachs earned $283, $38, $4,338, $142 in brokerage commissions from portfolio transactions, on behalf of the Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities	Purchases In-Kind	Sales and Maturities In-Kind
Equity Income	$166,433,122	$173,696,304	—	—
Focused Value	41,665,495	18,517,195	—	—
Large Cap Value	235,272,252	256,364,177	—	—
Mid Cap Value	732,373,527	856,305,359	—	—
Small Cap Value	3,149,218,157	4,596,123,481	—	316,189,611
Small/Mid Cap Value	189,912,169	122,228,530	—	—

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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6. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2021:

Fund	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021
Equity Income	$600,080	$19,668,312	$(20,268,392)	$—
Mid Cap Value	6,163,823	18,354,911	(24,518,734)	—
Small Cap Value	25,114,389	255,369,419	(254,293,822)	26,189,986
Small/Mid Cap Value	219,900	8,039,673	(7,495,216)	764,357

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/ Mid Cap Value
Distributions paid from:
Ordinary Income	$5,224,240	$113,569	$5,316,686	$5,537,175	$23,638,788	$843,660
Net long-term capital gains	—	132,959	9,286,554	—	—	—
Total taxable distributions	$5,224,240	$246,528	$14,603,240	$5,537,175	$23,638,788	$843,660

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Notes to Financial Statements (continued)

August 31, 2021

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/ Mid Cap Value
Distributions paid from:
Ordinary Income	$6,141,484	$125,297	$6,302,681	$15,160,337	$47,033,894	$1,216,243
Net long-term capital gains	14,362,341	32,331	19,757,517	21,933,533	221,084,593	—
Total taxable distributions	$20,503,825	$157,628	$26,060,198	$37,093,870	$268,118,487	$1,216,243
Return of Capital	$—	$—	$—	$1,173,962	$—	$—

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income*	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value*	Small/ Mid Cap Value*
Undistributed ordinary income — net	$1,331,944	$1,284,553	$20,585,621	$68,241,056	$237,233,429	$3,782,310
Undistributed long-term capital gains	26,388,898	773,982	23,027,900	91,384,144	443,366,281	4,766,756
Total undistributed earnings	$27,720,842	$2,058,535	$43,613,521	$159,625,200	$680,599,710	$8,549,066
Unrealized gains (losses) — net	98,358,192	5,045,789	119,354,158	327,804,672	1,282,142,272	43,791,140
Total accumulated earnings (losses) — net	$126,079,034	$7,104,324	$162,967,679	$487,429,872	$1,962,741,982	$52,340,206

*	Equity Income Fund, Small Cap Value Fund, and Small/Mid Cap Value Fund utilized $2,090,486, $46,420,689, and $1,546,844, respectively of capital losses in the current fiscal year.

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/ Mid Cap Value
Tax Cost	$326,532,442	$34,580,266	$379,582,276	$922,078,333	$3,547,505,756	$181,459,425
Gross unrealized gain	105,678,211	5,598,458	126,734,514	342,259,176	1,421,178,948	48,488,293
Gross unrealized loss	(7,320,019)	(552,669)	(7,380,356)	(14,454,504)	(139,036,676)	(4,697,153)
Net unrealized gains (losses)	$98,358,192	$5,045,789	$119,354,158	$327,804,672	$1,282,142,272	$43,791,140

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Mid Cap Value Fund reclassed $826,752 from paid-in capital to distributable earnings and the Small Cap Value Fund reclassed $195,804,649 from distributable earnings to paid-in capital. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from prior year taxable overdistributions, redemptions utilized as distributions and redemptions in-kind transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Funds may invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by each Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2021

8. OTHER RISKS (continued)

with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	155,231	$6,592,880	229,198	$8,334,088
Reinvestment	97,564	4,022,902	447,033	17,177,416
Shares redeemed	(861,842)	(36,162,254)	(991,362)	(36,324,580)
	(609,047)	(25,546,472)	(315,131)	(10,813,076)
Class C Shares
Shares sold	33,026	1,364,079	19,753	694,804
Reinvestment	881	34,582	9,369	345,797
Shares redeemed	(51,543)	(2,050,249)	(95,896)	(3,260,186)
	(17,636)	(651,588)	(66,774)	(2,219,585)
Institutional Shares
Shares sold	295,751	12,080,551	152,713	5,725,739
Reinvestment	10,545	444,680	29,967	1,167,826
Shares redeemed	(191,746)	(7,887,747)	(100,115)	(3,717,733)
	114,550	4,637,484	82,565	3,175,832
Service Shares
Shares sold	—	—	3	100
Reinvestment	34	1,353	216	8,319
Shares redeemed	(2,083)	(85,486)	(455)	(18,051)
	(2,049)	(84,133)	(236)	(9,632)
Investor Shares
Shares sold	59,768	2,292,195	27,234	981,695
Reinvestment	1,162	47,164	3,885	148,693
Shares redeemed	(59,364)	(2,405,016)	(27,845)	(980,116)
	1,566	(65,657)	3,274	150,272
Class R6 Shares
Shares sold	35,637	1,564,651	22,265	831,682
Reinvestment	2,242	94,517	9,024	352,619
Shares redeemed	(32,034)	(1,334,620)	(42,762)	(1,547,746)
	5,845	324,548	(11,473)	(363,445)
Class R Shares
Shares sold	1,469	60,884	3,070	115,279
Reinvestment	332	13,611	1,600	61,245
Shares redeemed	(3,324)	(145,641)	(14,039)	(475,013)
	(1,523)	(71,146)	(9,369)	(298,489)
Class P Shares
Shares sold	339,311	14,793,109	285,806	10,334,223
Reinvestment	10,775	459,964	19,541	751,373
Shares redeemed	(47,396)	(2,079,651)	(65,131)	(2,240,188)
	302,690	13,173,422	240,216	8,845,408

NET DECREASE	(205,604)	$(8,283,542)	(76,928)	$(1,532,715)

113

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,820	$187,410	10,516	$103,695
Reinvestment	233	2,864	78	896
Shares redeemed	(2,372)	(29,891)	(3,328)	(35,000)
	11,681	160,383	7,266	69,591
Class C Shares
Shares sold	4,449	56,724	—	—
Reinvestment	32	390	28	328
Shares redeemed	(4,012)	(53,213)	—	—
	469	3,901	28	328
Institutional Shares
Shares sold	461,883	5,966,246	3,678	36,000
Reinvestment	1,558	19,225	1,167	13,526
Shares redeemed	(138,463)	(1,851,275)	—	—
	324,978	4,134,196	4,845	49,526
Investor Shares
Reinvestment	58	715	45	521
Shares redeemed	(2,160)	(27,117)	—	—
	(2,102)	(26,402)	45	521
Class R6 Shares
Reinvestment	61	749	48	557
Shares redeemed	(2,182)	(27,410)	—	—
	(2,121)	(26,661)	48	557
Class R Shares
Shares sold	2,009	25,005	—	—
Reinvestment	85	1,033	31	358
Shares redeemed	(2,087)	(26,067)	—	—
	7	(29)	31	358
Class P Shares
Shares sold	1,680,361	22,219,682	493,259	5,137,927
Reinvestment	17,987	221,552	12,220	141,442
Shares redeemed	(237,498)	(3,121,295)	(180,182)	(1,719,963)
	1,460,850	19,319,939	325,297	3,559,406

NET INCREASE	1,793,762	$23,565,327	337,560	$3,680,287

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	349,972	$5,579,387	386,613	$5,266,125
Reinvestment	162,305	2,413,491	298,925	4,482,803
Shares redeemed	(976,224)	(15,456,763)	(1,203,250)	(16,167,723)
	(463,947)	(7,463,885)	(517,712)	(6,418,795)
Class C Shares
Shares sold	33,158	494,929	33,194	431,506
Reinvestment	33,099	462,331	76,995	1,087,870
Shares redeemed	(623,860)	(9,457,795)	(356,987)	(4,573,900)
	(557,603)	(8,500,535)	(246,798)	(3,054,524)
Institutional Shares
Shares sold	1,375,088	22,207,339	1,320,839	17,273,248
Reinvestment	361,313	5,436,359	579,508	8,786,383
Shares redeemed	(1,677,335)	(27,508,892)	(4,081,453)	(57,927,064)
	59,066	134,806	(2,181,106)	(31,867,433)
Service Shares
Shares sold	3,136	48,786	6,329	87,929
Reinvestment	692	10,246	1,053	15,722
Shares redeemed	(16,547)	(259,774)	(17,011)	(233,542)
	(12,719)	(200,742)	(9,629)	(129,891)
Investor Shares
Shares sold	24,135	376,684	50,524	714,528
Reinvestment	7,936	118,038	15,988	239,744
Shares redeemed	(81,344)	(1,249,105)	(108,501)	(1,478,132)
	(49,273)	(754,383)	(41,989)	(523,860)
Class R6 Shares
Shares sold	52,133	862,049	20,426	282,346
Reinvestment	4,213	65,011	7,116	110,527
Shares redeemed	(64,052)	(1,054,244)	(59,729)	(841,724)
	(7,706)	(127,184)	(32,187)	(448,851)
Class R Shares
Shares sold	40,768	647,742	48,042	601,189
Reinvestment	6,647	95,537	14,096	204,395
Shares redeemed	(75,778)	(1,189,156)	(131,311)	(1,708,958)
	(28,363)	(445,877)	(69,173)	(903,374)
Class P Shares
Shares sold	1,071,554	18,047,504	1,252,345	14,676,899
Reinvestment	372,659	5,747,842	683,416	10,614,391
Shares redeemed	(950,225)	(15,406,066)	(3,307,653)	(43,660,114)
	493,988	8,389,280	(1,371,892)	(18,368,824)

NET DECREASE	(566,557)	$(8,968,520)	(4,470,486)	$(61,715,552)

115

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,031,436	$40,336,696	1,462,153	$44,185,577
Reinvestment	44,871	1,625,681	448,655	15,125,065
Shares redeemed	(2,690,532)	(101,945,991)	(4,599,003)	(140,817,910)
	(1,614,225)	(59,983,614)	(2,688,195)	(81,507,268)
Class C Shares
Shares sold	35,182	1,171,604	59,183	1,562,938
Reinvestment	—	—	21,940	639,105
Shares redeemed	(303,124)	(10,089,221)	(482,559)	(12,808,402)
	(267,942)	(8,917,617)	(401,436)	(10,606,359)
Institutional Shares
Shares sold	1,155,486	46,128,697	1,799,443	52,742,609
Reinvestment	47,467	1,739,185	297,359	10,160,261
Shares redeemed	(2,467,004)	(92,066,490)	(4,087,541)	(127,141,314)
	(1,264,051)	(44,198,608)	(1,990,739)	(64,238,444)
Service Shares
Shares sold	109,090	4,268,167	125,414	3,600,498
Reinvestment	1,886	66,820	35,593	1,171,369
Shares redeemed	(310,922)	(11,312,414)	(670,629)	(20,177,249)
	(199,946)	(6,977,427)	(509,622)	(15,405,382)
Investor Shares
Shares sold	171,226	6,545,668	184,165	5,476,121
Reinvestment	6,094	214,953	44,223	1,454,013
Shares redeemed	(301,636)	(10,961,443)	(461,350)	(13,655,472)
	(124,316)	(4,200,822)	(232,962)	(6,725,338)
Class R6 Shares
Shares sold	454,732	17,604,466	625,333	18,941,033
Reinvestment	11,214	410,672	48,892	1,669,401
Shares redeemed	(425,465)	(16,518,630)	(490,436)	(15,224,407)
	40,481	1,496,508	183,789	5,386,027
Class R Shares
Shares sold	234,713	8,995,740	195,531	5,217,356
Reinvestment	729	25,504	18,303	594,695
Shares redeemed	(307,787)	(11,513,139)	(350,810)	(10,017,755)
	(72,345)	(2,491,895)	(136,976)	(4,205,704)
Class P Shares
Shares sold	526,646	20,616,514	1,148,507	36,315,245
Reinvestment	28,656	1,049,073	132,360	4,519,458
Shares redeemed	(423,122)	(15,846,115)	(1,501,890)	(47,505,869)
	132,180	5,819,472	(221,023)	(6,671,166)

NET DECREASE	(3,370,164)	$(119,454,003)	(5,997,164)	$(183,973,634)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,230,906	$67,319,753	1,596,036	$64,703,525
Reinvestment	15,527	780,234	489,214	24,251,852
Shares redeemed	(3,721,510)	(196,881,407)	(4,497,850)	(191,651,785)
	(2,475,077)	(128,781,420)	(2,412,600)	(102,696,408)
Class C Shares
Shares sold	25,903	972,425	17,457	551,502
Reinvestment	—	—	9,946	348,108
Shares redeemed	(86,499)	(3,056,637)	(176,111)	(5,227,096)
	(60,596)	(2,084,212)	(148,708)	(4,327,486)
Institutional Shares
Shares sold	9,341,548	554,439,718	12,946,460	564,333,088
Reinvestment	238,033	13,094,190	2,681,940	145,860,418
Shares redeemed	(29,696,072)	(1,786,075,531)	(20,910,025)	(975,609,347)
	(20,116,491)	(1,218,541,623)	(5,281,625)	(265,415,841)
Service Shares
Shares sold	251,396	12,665,663	273,152	10,478,056
Reinvestment	362	17,550	55,828	2,662,203
Shares redeemed	(793,000)	(40,000,177)	(991,281)	(43,692,687)
	(541,242)	(27,316,964)	(662,301)	(30,552,428)
Investor Shares
Shares sold	1,283,937	69,289,196	1,164,040	47,831,966
Reinvestment	11,766	585,347	143,535	7,062,623
Shares redeemed	(1,822,724)	(99,813,142)	(1,266,322)	(53,884,434)
	(527,021)	(29,938,599)	41,253	1,010,155
Class R6 Shares
Shares sold	6,802,883	402,384,039	9,345,715	430,038,206
Reinvestment	130,800	7,191,362	1,180,724	64,189,653
Shares redeemed	(12,958,106)	(758,278,892)	(8,174,988)	(369,771,737)
	(6,024,423)	(348,703,491)	2,351,451	124,456,122
Class R Shares
Shares sold	263,888	14,384,017	337,273	12,358,142
Reinvestment	—	—	73,604	3,545,103
Shares redeemed	(657,475)	(33,897,526)	(803,072)	(33,210,279)
	(393,587)	(19,513,509)	(392,195)	(17,307,034)
Class P Shares
Shares sold	1,036,383	61,390,650	1,361,647	57,615,257
Reinvestment	24,327	1,337,472	199,821	10,863,518
Shares redeemed	(686,123)	(40,319,485)	(1,425,012)	(63,261,974)
	374,587	22,408,637	136,456	5,216,801

NET DECREASE	(29,763,850)	$(1,752,471,181)	(6,368,269)	$(289,616,119)

117

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	55,184	$864,878	29,384	$354,871
Reinvestment	302	4,187	550	7,146
Shares redeemed	(23,483)	(325,941)	(66,412)	(738,596)
	32,003	543,124	(36,478)	(376,579)
Class C Shares
Shares sold	23,361	347,476	17,292	194,135
Reinvestment	—	—	—	—
Shares redeemed	(19,317)	(288,737)	(17,578)	(190,853)
	4,044	58,739	(286)	3,282
Institutional Shares
Shares sold	580,268	8,963,655	203,391	2,221,517
Reinvestment	4,243	59,578	4,849	63,819
Shares redeemed	(134,272)	(2,032,908)	(114,906)	(1,293,991)
	450,239	6,990,325	93,334	991,345
Investor Shares
Shares sold	709,366	11,793,257	25,034	288,631
Reinvestment	540	7,543	2,288	29,922
Shares redeemed	(55,116)	(788,661)	(172,493)	(1,873,035)
	654,790	11,012,139	(145,171)	(1,554,482)
Class R6 Shares
Shares sold	2,544,113	40,710,040	1,153,473	12,846,150
Reinvestment	31,315	439,348	46,058	605,200
Shares redeemed	(1,517,091)	(23,566,994)	(1,386,202)	(15,813,637)
	1,058,337	17,582,394	(186,671)	(2,362,287)
Class R Shares
Shares sold	1,131	17,646	938	9,766
Reinvestment	—	—	45	584
Shares redeemed	(1,788)	(27,296)	(7,957)	(76,904)
	(657)	(9,650)	(6,974)	(66,554)
Class P Shares
Shares sold	2,217,823	35,958,146	347,145	4,046,413
Reinvestment	23,673	332,143	38,695	508,457
Shares redeemed	(252,700)	(3,824,460)	(1,119,273)	(11,034,437)
	1,988,796	32,465,829	(733,433)	(6,479,567)

NET INCREASE/(DECREASE)	4,187,552	$68,642,900	(1,015,679)	$(9,844,842)

118

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*
Class A
Actual	$1,000.00	$1,141.84		$5.61	$1,000.00	$1,138.70		$5.62	$1,000.00	$1,138.31		$5.62
Hypothetical 5% return	1,000.00	1,019.97	+	5.29	1,000.00	1,019.95	+	5.31	1,000.00	1,019.95	+	5.31
Class C
Actual	1,000.00	1,137.53		9.64	1,000.00	1,133.90		9.64	1,000.00	1,134.37		9.64
Hypothetical 5% return	1,000.00	1,016.19	+	9.09	1,000.00	1,016.17	+	9.11	1,000.00	1,016.17	+	9.11
Institutional
Actual	1,000.00	1,143.69		3.94	1,000.00	1,139.80		3.96	1,000.00	1,139.98		3.95
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.51	+	3.74	1,000.00	1,021.51	+	3.73
Service
Actual	1,000.00	1,140.71		6.63	N/A	N/A		N/A	1,000.00	1,137.56		6.64
Hypothetical 5% return	1,000.00	1,019.01	+	6.26	N/A	N/A		N/A	1,000.00	1,018.99	+	6.27
Investor
Actual	1,000.00	1,143.42		4.26	1,000.00	1,139.36		4.31	1,000.00	1,139.67		4.27
Hypothetical 5% return	1,000.00	1,021.23	+	4.02	1,000.00	1,021.17	+	4.08	1,000.00	1,021.21	+	4.04
Class R6
Actual	1,000.00	1,143.74		3.89	1,000.00	1,139.25		3.89	1,000.00	1,140.22		3.90
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.57	+	3.68	1,000.00	1,021.56	+	3.68
Class R
Actual	1,000.00	1,140.32		6.96	1,000.00	1,136.26		6.96	1,000.00	1,136.93		6.96
Hypothetical 5% return	1,000.00	1,018.71	+	6.56	1,000.00	1,018.69	+	6.58	1,000.00	1,018.69	+	6.58
Class P
Actual	1,000.00	1,143.78		3.89	1,000.00	1,140.02		3.90	1,000.00	1,140.22		3.90
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.56	+	3.69	1,000.00	1,021.56	+	3.68

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Equity Income Fund	1.04%	1.79%	0.73%	1.23%	0.79%	0.72%	1.29%	0.72%
Focused Value Fund	1.04	1.79	0.73	N/A	0.80	0.72	1.29	0.72
Large Cap Value Fund	1.04	1.79	0.73	1.23	0.79	0.72	1.29	0.72

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Fund Expenses — Six Month Period Ended August 31, 2021 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/2021*
Class A
Actual	$1,000.00	$1,140.24		$6.49	$1,000.00	$1,072.07		$6.69	$1,000.00	$1,120.78		$6.48
Hypothetical 5% return	1,000.00	1,019.14	+	6.12	1,000.00	1,018.74	+	6.52	1,000.00	1,019.09	+	6.17
Class C
Actual	1,000.00	1,135.91		10.52	1,000.00	1,068.15		10.59	1,000.00	1,115.72		10.46
Hypothetical 5% return	1,000.00	1,015.36	+	9.92	1,000.00	1,014.96	+	10.32	1,000.00	1,015.31	+	9.97
Institutional
Actual	1,000.00	1,142.07		4.50	1,000.00	1,073.87		5.03	1,000.00	1,123.08		4.51
Hypothetical 5% return	1,000.00	1,021.00	+	4.24	1,000.00	1,020.36	+	4.90	1,000.00	1,020.96	+	4.29
Service
Actual	1,000.00	1,139.24		7.19	1,000.00	1,071.11		7.63	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.48	+	6.78	1,000.00	1,017.84	+	7.43	N/A	N/A		N/A
Investor
Actual	1,000.00	1,141.36		5.15	1,000.00	1,073.30		5.39	1,000.00	1,122.50		5.15
Hypothetical 5% return	1,000.00	1,020.40	+	4.85	1,000.00	1,020.01	+	5.25	1,000.00	1,020.35	+	4.90
Class R6
Actual	1,000.00	1,142.17		4.45	1,000.00	1,073.91		4.97	1,000.00	1,122.51		4.45
Hypothetical 5% return	1,000.00	1,021.06	+	4.19	1,000.00	1,020.41	+	4.85	1,000.00	1,021.01	+	4.24
Class R
Actual	1,000.00	1,138.44		7.83	1,000.00	1,070.81		7.99	1,000.00	1,118.99		7.81
Hypothetical 5% return	1,000.00	1,017.88	+	7.39	1,000.00	1,017.48	+	7.79	1,000.00	1,017.84	+	7.44
Class P
Actual	1,000.00	1,142.21		4.45	1,000.00	1,073.91		4.97	1,000.00	1,122.59		4.45
Hypothetical 5% return	1,000.00	1,021.06	+	4.19	1,000.00	1,020.41	+	4.85	1,000.00	1,021.01	+	4.24

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Mid Cap Value Fund	1.20%	1.95%	0.83%	1.33%	0.95%	0.82%	1.45%	0.82%
Small Cap Value Fund	1.28	2.03	0.96	1.46	1.03	0.95	1.53	0.95
Small/Mid Cap Value Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Mid Cap Value Fund and Small Cap Value Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020,

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Mid Cap Value Fund’s and Small Cap Value Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period, in the third quartile for the five- and ten-year periods, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They considered that the Focused Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2021. The Trustees noted that the Large Cap Value Fund’s Institutional Shares had placed in the in the top half of the Fund’s peer group for the three-year period, third quartile for the one- and five-year periods, and in the fourth quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They observed that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period and the third quartile for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2021. The Trustees noted that the Mid Cap Value Fund had experienced certain portfolio management changes in early 2021. They considered that the Small Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and ten-year periods and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods and outperformed for the ten-year period ended March 31, 2021. The Trustees observed that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Mid Cap Value Fund and Small/Mid Cap Value Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Funds, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/ Mid Cap Value Fund

First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%

Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80

Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72

Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68

Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Large Cap Value Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Equity Income Fund’s, Focused Value Fund’s, Large Cap Value Fund’s, and Small Cap Value Fund’s Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Small Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash

125

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

127

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

128

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2021, 100%, 76.24%, 92.91%, 15.57%, 23.79% and 77.60%, respectively, of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Focused Value, Large Cap Value and Small Cap Value Funds designate $132,959, $9,286,554 and $88,659,410 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2021.

For the year ended August 31, 2021, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 100%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2021, Focused Value, Mid Cap Value and Small Cap Value Funds designate $1,964, $2,680,463, and $3,840,426 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

129

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 256211-OTU-1495628 EQVALAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2021 (the “Reporting Period”), the performance of the financial markets were broadly influenced by the rollout of COVID-19 vaccines and spread of the Delta variant, recovering global economic growth, and monetary and fiscal stimulus by central banks and governments around the world. The global equities and fixed income markets generally produced positive returns, with global equities significantly outperforming fixed income.

Equity Markets

Global equities moved lower as the Reporting Period began in September 2020 amid a spike in COVID-19 cases around the world and increased investor uncertainty regarding the then-upcoming U.S. elections. The U.S. equity market experienced a broad-based sell-off, led by energy and technology stocks. The decline among technology stocks was fueled by concerns about stretched valuations, while there were also worries about the U.S. Congress failing to break an impasse on a fifth fiscal aid package. In Europe, equity markets were pressured by concerns about the direction of Brexit negotiations, and Japanese equities slowed on increasing U.S.-China tensions and strength in the Japanese yen. (Brexit refers to the U.K.’s exit from the European Union.) Within the emerging markets, Asia was a bright spot, although Chinese stocks declined.

During the fourth quarter of 2020, global equities rebounded, with cyclical, small-cap and value-oriented stocks generally outperforming growth-oriented names. The global equity market advanced on prospects of an end to the global COVID-19 pandemic and its weighty economic impact with the distribution of approved COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory for U.S. President in November proved positive for equity markets. Meanwhile, after a historically sharp but short recession in the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. In Europe, equity markets faced some headwinds from rising COVID-19 cases and heightened lockdown restrictions, but spillover optimism from the U.S. election results provided a boost. The Japanese equity market gained, driven by global cues, particularly around COVID-19 vaccines and U.S. presidential election-related news. In the emerging markets, investor sentiment benefited from news of successful COVID-19 vaccine results, which drove strong investment inflows. However, the emergence in India of the new more contagious Delta variant then slightly dampened market sentiment and caused some countries to reinstate certain restrictions.

In the first quarter of 2021, global equity markets overcame bouts of volatility, reaching new highs during March. The advance was driven by two key themes — the accelerated rollout of COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support economic recovery. Improving economic growth, normalizing inflation and rising bond yields laid the foundation for the “reflation trade,” as investors started to price in a brighter future. In the developed markets, investors took a sharp turn away from momentum stocks across the information technology, communication services, health care and consumer discretionary sectors toward cyclical sectors, such as financials, industrials, materials and energy, many of which were value-oriented. In the emerging markets, investor optimism and risk tolerance waned during the quarter as COVID-19 vaccine rollouts slowed in some countries and expectations of higher inflation and rising bond yields led to increased equity volatility in some markets.

1

MARKET REVIEW

Global equities continued to perform well during the second quarter of 2021 overall, as both COVID-19 vaccine availability and distribution continued to increase. Discussions centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, the strong corporate profit backdrop and robust investment inflows. In May, equity markets around the world had declined amid rising commodity prices, which stoked investor fears of an earlier than consensus expected rate hike from central banks, particularly the U.S. Federal Reserve (the “Fed”). However, global equities rallied in June following weaker than consensus expected U.S. payrolls data that eased concerns of a shift to tighter monetary policy and as markets anticipated an increase in inflationary pressure, driven by pent-up consumer demand and supply constraints.

Global equities were volatile in July 2021, with investors reacting to favorable second calendar quarter corporate earnings results and the spread of the Delta variant of COVID-19. In the developed markets, the focus remained on the possibility the U.S. Fed might not be as willing to let the U.S. economy run as “hot” as initially envisaged under its policy framework. Bullish narrative surrounding central bank liquidity tailwinds, excess savings from fiscal stimulus, economic reopening momentum, COVID-19 vaccine efficacy, upside corporate earnings surprises, elevated operating leverage, a corporate buyback boom and retail impulse prevailed. In the emerging markets, stocks retreated as the global spread of the Delta variant dampened economic recovery optimism and concerns grew over heightened regulation in China.

In August 2021, global equities rose slightly, supported by positive second calendar quarter corporate earnings, ongoing economic recovery and reassuring statements from the U.S. Fed. Emerging markets stocks further benefited from rising COVID-19 vaccination levels overall and declining infection rates in Asia.

Fixed Income Markets

When the Reporting Period began in September 2020, spread, or non-government bond, sectors broadly weakened amid a rise in risk-off investor sentiment, or reduced risk appetite. Renewed COVID-19 case growth in Europe, reduced prospects for further U.S. fiscal support and rising political uncertainty leading into the then-upcoming U.S. elections all contributed to increased market volatility and risk aversion. Meanwhile, the U.S. Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19 pandemic. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets.

Spread sector performance was mixed during the fourth quarter of 2020. Rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow early in the quarter. Then encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment into the end of the calendar year. Risk sentiment was also bolstered late in the quarter by the removal of a few long-standing overhangs. Specifically, the U.S. presidential elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed introduced dovish forward guidance at its December 2020 meeting, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the European Central Bank (“ECB”) announced a multi-pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

During the first quarter of 2021, spread sector performance was largely negative. When the quarter began in January, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. That said, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts and concerns around upside inflation risks. To varying degrees, global central banks leaned against market expectations for earlier than previously anticipated policy normalization, indicating policy would remain accommodative, despite improvements in economic growth, given weak underlying inflation dynamics.

2

MARKET REVIEW

Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize those rates. In the U.S., the Fed revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also emphasized that they would focus on inflation outcomes rather than inflation outlooks. In Europe, the ECB increased the pace of its asset purchases in an effort to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

For the second quarter of 2021, spread sectors broadly generated positive returns. At its April policy meeting, the U.S. Fed was upbeat as economic data continued to improve, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the spreading Delta variant and the potential of a sooner than consensus anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection also forecast two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (Hawkish tends to imply higher interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

During July 2021, spread sector performance was rather flat, though relatively resilient, amid ongoing concerns about the spread of the Delta variant, especially in countries with low levels of COVID-19 vaccination, and its potential impact on the global economic recovery. Technical factors (i.e., supply and demand) also bolstered spread sectors. The U.S. Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the ECB strengthened its forward guidance, cementing its dovish policy stance for the near term.

The global economic recovery continued in August 2021 though markets remained focused on concerns around the Delta variant. The main macro event was the U.S. Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by temporary factors. These comments eased market nerves about the pace of monetary policy normalization and supported spread sectors, which recorded marginally positive performance overall during August.

Looking Ahead

At the end of the Reporting Period, we believed growth in major world economies was on an improving, though no longer accelerating, path. Overall, in our view, the global economic recovery was supported by the continued accommodative policy environment along with healthy corporate balance sheets and relaxation of some COVID-19-related restrictions as more people became vaccinated. However, we thought supply chain bottlenecks, the waning effects of global fiscal stimulus and the diminishing benefits of consumers’ previously pent-up spending demand could dampen economic growth in near term. In addition, we noted a slower services sector recovery due to the spread of the Delta variant, particularly in low-vaccination economies, and the potential for a moderate increase in COVID-19-induced restrictions later in 2021.

In our opinion, the evolution of the COVID-19 pandemic and the recovery of the global economy, the latter of which being affected by supply chain issues and the strength of labor markets, are likely to be the greatest influences on spread sector performance through year-end 2021. The Delta variant has demonstrated that vaccination is not a panacea, though a higher vaccination rate could support further relaxation of COVID-19 restrictions. As for the supply chain, we believed many of those challenging issues were likely to self-correct, over time, through high demand and rising prices. Higher wages could also attract more workers, in our view. Finally, enhanced U.S. unemployment benefits and the U.K.’s furlough scheme were scheduled to expire in September 2021. At the end of the Reporting Period, we believed these expirations would boost job growth in the near term, as long as the spread of the Delta variant was contained, though we were mindful of near-term labor market frictions.

3

MARKET REVIEW

We thought the increase in inflation in major advanced economies during the Reporting Period reflected price rises in a narrow set of categories related to pandemic or policy distortions, many of which we thought would subside in the coming months. Medium-term inflation indicators, such as spare capacity in the labor market as well as market and survey-based inflation expectations, broadly pointed to contained inflation, in our view. However, we planned to be watchful for strength in cyclical inflation components, such as rents, and the persistence of supply chain issues.

As for global monetary policy, we intended to monitor central banks closely as policymakers seek to balance their inflation objectives with their efforts to support an economic recovery. At the end of the Reporting Period, developed markets’ central banks remained broadly accommodative, holding monetary policy rates at or near all-time lows. We anticipated they would likely focus first on unwinding quantitative easing measures, with interest rate hikes coming further down the road. In our view, the U.S. Fed was likely to announce in November 2021 its plans to taper asset purchases, assuming there were no substantial downside data surprises. ECB officials have also hinted at a reduced pace of quantitative easing, given improving financing conditions in the Eurozone and stronger inflation. Meanwhile, in the emerging markets, we expected Chinese and Asian central banks to stay accommodative in support of economic growth, while interest rate hiking cycles were already underway for central banks with a focus on inflation, such as Russia, Brazil, the Czech Republic and Chile.

4

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 25.64%, 26.05%, 26.03% and 26.05%, respectively. These returns compare to the 26.85% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned 25.92% and -0.08%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the overall performance of the Underlying Funds detracted from the Portfolio’s returns versus the EDGE Composite Index. On the positive side, the Portfolio’s strategic weightings and our tactical asset allocation decisions (“tactical tilts”) added to relative performance. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investments views of Goldman Sachs ISG.)

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts contributed positively to its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in 10 Underlying Funds. Nine of these Underlying Funds may be used to implement strategic weightings (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Strategic Funds, five of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The other Underlying Strategic Funds that underperformed their respective benchmark indices during the Reporting Period were the Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Real Estate Securities Fund.

The Goldman Sachs Emerging Equity Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund and the

5

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund outperformed their respective benchmark indices during the Reporting Period.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index[1] by 9.43%[2] during the Reporting Period.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

During the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from their performance, as the U.S. and international equity markets generated gains.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed S&P 500® Index futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which had a positive impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions added to the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

6

[1]	ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

[2]	Performance quoted is for Institutional Shares.

PORTFOLIO BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2021

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	25.64%	10.00%	9.01%	—
Including sales charges	18.77%	8.76%	8.39%	—

Institutional	26.05%	10.42%	9.43%	—

Class R6 (Commenced December 29, 2017)	26.03%	N/A	N/A	9.08%

Class P (Commenced April 17, 2018)	26.05%	N/A	N/A	9.75%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 28.29%, 28.81%, 28.84% and 28.87%, respectively. These returns compare to the 26.85% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned 25.92% and -0.08%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings added to its performance versus the TAG Composite Index. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investments views of Goldman Sachs ISG.) Our tactical asset allocation decisions (“tactical tilts”) also contributed positively to the Portfolio’s relative returns. The overall performance of the Underlying Funds detracted from relative performance during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts added to performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in nine Underlying Funds. Eight of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in seven of the eight Underlying Strategic Funds, four of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

The Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities Fund underperformed their respective benchmark indices during the Reporting Period. In addition, the Goldman Sachs U.S. Tax-Managed Equity Fund, one of the two Underlying Strategic Funds in which the Portfolio held its largest weightings, slightly underperformed its benchmark index during the Reporting Period.

The Goldman Sachs International Tax-Managed Equity Fund — the other Underlying Strategic Fund in which the Portfolio held its largest weightings — outperformed its benchmark index. The Goldman Sachs Emerging Markets

9

PORTFOLIO RESULTS

Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices during the Reporting Period.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index[1] by 9.43%[2] during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed S&P 500® Index futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which had a positive impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions added to the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

[1]	ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

[2]	Performance quoted is for Institutional Shares.

10

PORTFOLIO BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2021

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on September 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Goldman Sachs Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	28.29%	12.21%	11.05%	—
Including sales charges	21.22%	10.95%	10.43%	—

Institutional	28.81%	12.66%	11.49%	—

Class R6 (Commenced December 29, 2017)	28.84%	N/A	N/A	10.88%

Class P (Commenced April 17, 2018)	28.87%	N/A	N/A	11.39%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definition

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%).

The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%).

The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 26 emerging markets.

With 9,226 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2020, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US The 26 emerging markets include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

It is not possible to invest directly in an unmanaged index.

13

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 99.1%
Equity – 99.1%
14,454,207	Goldman Sachs US Equity Dividend and Premium Fund	$238,205,328
12,308,691	Goldman Sachs International Equity Dividend and Premium Fund	92,684,445
4,616,385	Goldman Sachs Tactical Tilt Overlay Fund	47,687,260
1,036,638	Goldman Sachs Small Cap Equity Insights Fund	37,609,230
1,910,210	Goldman Sachs Emerging Markets Equity Insights Fund	24,106,846
1,183,285	Goldman Sachs International Small Cap Insights Fund	17,701,945
705,997	Goldman Sachs Global Real Estate Securities Fund	8,768,488
656,584	Goldman Sachs Global Infrastructure Fund	8,686,612
341,479	Goldman Sachs MLP Energy Infrastructure Fund	7,888,167

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $309,727,414)		$483,338,321

Shares	Dividend Rate	Value

Investment Company(a) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,321,545	0.026%	$3,321,545
(Cost $3,321,545)

TOTAL INVESTMENTS – 99.8%
(Cost $313,048,959)		$486,659,866

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,159,837

NET ASSETS – 100.0%		$487,819,703

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2021, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	JPY	30,000,000	USD	270,167	09/15/2021	$2,553
	USD	4,040,012	AUD	5,249,962	09/15/2021	199,094
	USD	5,027,084	CHF	4,510,844	09/15/2021	99,562
	USD	18,843,915	EUR	15,464,225	09/15/2021	579,790
	USD	8,126,736	GBP	5,739,415	09/15/2021	235,637
	USD	13,146,080	JPY	1,442,272,100	09/15/2021	34,876

TOTAL						$1,151,512

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	508,583	CHF	470,000	09/15/2021	$(4,832)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	23	09/17/2021	$5,198,575	$326,298

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 99.0%
Equity – 99.0%
55,277,711	Goldman Sachs US Tax-Managed Equity Fund	$2,056,883,627
54,640,201	Goldman Sachs International Tax-Managed Equity Fund	693,930,551
33,861,888	Goldman Sachs Tactical Tilt Overlay Fund	349,793,299
13,892,892	Goldman Sachs Emerging Markets Equity Insights Fund	175,328,302
8,673,853	Goldman Sachs International Small Cap Insights Fund	129,760,845
5,223,960	Goldman Sachs Global Real Estate Securities Fund	64,881,581
4,693,980	Goldman Sachs Global Infrastructure Fund	62,101,355
2,505,005	Goldman Sachs MLP Energy Infrastructure Fund	57,865,617

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $1,907,118,852)		$3,590,545,177

Shares	Dividend Rate	Value

Investment Company(a) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
26,923,612	0.026%	$26,923,612
(Cost $26,923,612)

TOTAL INVESTMENTS – 99.7%
(Cost $1,934,042,464)		$3,617,468,789

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		11,830,709

NET ASSETS – 100.0%		$3,629,299,498

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2021, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	USD	29,000,498	AUD	37,554,774	09/15/2021	$1,525,098
	USD	34,933,425	CHF	31,332,984	09/15/2021	706,135
	USD	134,941,488	EUR	110,703,958	09/15/2021	4,193,855
	USD	58,092,185	GBP	41,061,169	09/15/2021	1,637,343
	USD	91,858,169	JPY	10,063,154,282	09/15/2021	377,465

TOTAL						$8,439,896

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	4,717,916	CHF	4,360,000	09/15/2021	$(44,828)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	166	09/17/2021	$37,520,150	$2,355,023

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2021

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $313,048,959 and $1,934,042,464)	$486,659,866		$3,617,468,789
Cash	365,747		2,752,477
Foreign currencies, at value (cost $0 and $187,346)	—		188,480
Receivables:
Portfolio shares sold	400,845		915,965
Collateral on certain derivative contracts(a)	300,950		2,109,900
Dividends	122,067		895,431
Investments sold	37,308		279,934
Reimbursement from investment adviser	33,257		29,997
Foreign tax reclaims	—		2,914
Unrealized gain on forward foreign currency exchange contracts	1,151,512		8,439,896
Other assets	39,363		57,421
Total assets	489,110,915		3,633,141,204

Liabilities:
Variation margin on futures	5,401		39,007
Unrealized loss on forward foreign currency exchange contracts	4,832		44,828
Payables:
Portfolio shares redeemed	694,200		526,666
Collateral on certain derivative contracts(a)	350,000		2,600,000
Management fees	32,814		242,588
Distribution and Service fees and Transfer Agency fees	13,661		91,441
Accrued expenses	190,304		297,176
Total liabilities	1,291,212		3,841,706

Net Assets:
Paid-in capital	313,702,999		2,011,339,198
Total distributable earnings (loss)	174,116,704		1,617,960,300
NET ASSETS	$487,819,703		$3,629,299,498
Net Assets:
Class A	$3,800,610		$605,944
Institutional	13,637,534		33,151,247
Class R6	13,764		9,971,275
Class P	470,367,795		3,585,571,032
Total Net Assets	$487,819,703		$3,629,299,498
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	261,456		27,755
Institutional	927,354		1,505,006
Class R6	938		458,820
Class P	32,068,675		164,959,291
Net asset value, offering and redemption price per share:(b)
Class A	$14.54		$21.83
Institutional	14.71		22.03
Class R6	14.68	(c)	21.73
Class P	14.67		21.74

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$(350,000)	$300,950

Tax-Advantaged Global Equity	(2,600,000)	2,109,900

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $15.39 and $23.10, respectively.

(c)	Net asset value may not recalculate due to rounding of fractional shares.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:

Dividends from affiliated Underlying Funds	$9,597,004	$40,985,699

Dividends — unaffiliated issuers (net of foreign taxes withheld of $0 and $7,949)	—	53,836

Total investment income	9,597,004	41,039,535

Expenses:

Management fees	705,955	4,710,112

Transfer Agency fees(a)	147,970	945,827

Professional fees	107,164	109,312

Custody, accounting and administrative services	101,433	333,625

Registration fees	56,811	80,104

Printing and mailing costs	46,040	75,206

Trustee fees	19,811	23,835

Distribution and Service (12b–1) fees	10,227	1,329

Other	13,862	44,579

Total expenses	1,209,273	6,323,929

Less — expense reductions	(607,679)	(2,424,641)

Net expenses	601,594	3,899,288

NET INVESTMENT INCOME	8,995,410	37,140,247

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments in affiliated Underlying Funds	17,618,631	26,675,620

Investments — unaffiliated issuers	150	675,479

Futures contracts	1,650,175	10,353,626

Forward foreign currency exchange contracts	(2,688,024)	(16,391,066)

Foreign currency transactions	—	(4,966)

Capital gain distributions from affiliated Underlying Funds	10,816,766	149,649

Net change in unrealized gain (loss) on:

Investments in affiliated Underlying Funds	69,223,089	720,041,738

Futures contracts	(362,543)	(1,588,000)

Forward foreign currency exchange contracts	3,688,759	22,920,184

Foreign currency translation	—	(8,150)

Net realized and unrealized gain	99,947,003	762,824,114

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,942,413	$799,964,361

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	$6,545	$5,848	$4	$135,573
Tax-Advantaged Global Equity	851	12,490	2,392	930,094

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$8,995,410	$10,251,549	$37,140,247	$35,565,081

Net realized gain (loss)	27,397,698	1,167,191	21,458,342	(26,849,863)

Net change in unrealized gain	72,549,305	5,865,666	741,365,772	278,676,219

Net increase in net assets resulting from operations	108,942,413	17,284,406	799,964,361	287,391,437

Distributions to shareholders:

From distributable earnings:

Class A Shares	(64,411)	(311,665)	(4,264)	(4,637)

Institutional Shares	(277,955)	(1,087,162)	(336,299)	(648,419)

Class R6 Shares	(237)	(476)	(103,968)	(158)

Class P Shares	(8,888,953)	(25,246,149)	(34,570,994)	(42,914,283)

Return of capital

Class A Shares	—	(8,162)	—	—

Institutional Shares	—	(26,731)	—	—

Class R6 Shares	—	(12)	—	—

Class P Shares	—	(613,732)	—	—
Total distributions to shareholders	(9,231,556)	(27,294,089)	(35,015,525)	(43,567,497)

From share transactions:

Proceeds from sales of shares	38,842,005	26,713,852	339,367,529	307,373,807

Reinvestment of distributions	9,207,895	26,879,858	34,861,505	43,449,706

Cost of shares redeemed	(124,107,392)	(187,103,975)	(255,063,368)	(636,876,111)

Net increase (decrease) in net assets resulting from share transactions	(76,057,492)	(133,510,265)	119,165,666	(286,052,598)

TOTAL INCREASE (DECREASE)	23,653,365	(143,519,948)	884,114,502	(42,228,658)

Net Assets:

Beginning of year	464,166,338	607,686,286	2,745,184,996	2,787,413,654

End of year	$487,819,703	$464,166,338	$3,629,299,498	$2,745,184,996

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.76	$11.50	$12.34	$11.70	$10.68

Net investment income(a)(b)	0.19	0.17	0.19	0.15	0.17

Net realized and unrealized gain (loss)	2.80	0.59	(0.44)	0.88	1.12

Total from investment operations	2.99	0.76	(0.25)	1.03	1.29

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.27)	(0.25)	(0.20)

Distributions to shareholders from net realized gains	—	(0.27)	(0.32)	(0.14)	(0.07)

Distributions to shareholders from return of capital	—	(0.01)	—	—	—

Total distributions	(0.21)	(0.50)	(0.59)	(0.39)	(0.27)

Net asset value, end of year	$14.54	$11.76	$11.50	$12.34	$11.70

Total return(c)	25.64%	6.71%	(1.78)%	8.94%	12.25%

Net assets, end of year (in 000s)	$3,801	$5,501	$8,661	$10,418	$9,289

Ratio of net expenses to average net assets(d)	0.50%	0.51%	0.52%	0.52%	0.53%

Ratio of total expenses to average net assets(d)	0.63%	0.64%	0.65%	0.62%	0.63%

Ratio of net investment income to average net assets(b)	1.49%	1.54%	1.62%	1.21%	1.54%

Portfolio turnover rate(e)	16%	13%	15%	20%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.90	$11.63	$12.48	$11.80	$10.76

Net investment income(a)(b)	0.25	0.22	0.23	0.17	0.22

Net realized and unrealized gain (loss)	2.81	0.59	(0.44)	0.93	1.12

Total from investment operations	3.06	0.81	(0.21)	1.10	1.34

Distributions to shareholders from net investment income	(0.25)	(0.26)	(0.32)	(0.28)	(0.23)

Distributions to shareholders from net realized gains	—	(0.27)	(0.32)	(0.14)	(0.07)

Distributions to shareholders from return of capital	—	(0.01)	—	—	—

Total distributions	(0.25)	(0.54)	(0.64)	(0.42)	(0.30)

Net asset value, end of year	$14.71	$11.90	$11.63	$12.48	$11.80

Total return(c)	26.05%	7.17%	(1.46)%	9.45%	12.66%

Net assets, end of year (in 000s)	$13,638	$19,695	$25,244	$33,490	$637,000

Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.26%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	1.87%	1.90%	2.00%	1.43%	1.93%

Portfolio turnover rate(e)	16%	13%	15%	20%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,			December 29, 2017* to August 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.88	$11.60	$12.46	$12.17

Net investment income(a)(b)	0.25	0.21	0.23	0.10

Net realized and unrealized gain (loss)	2.81	0.61	(0.45)	0.31

Total from investment operations	3.06	0.82	(0.22)	0.41

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.32)	(0.12)

Distributions to shareholders from net realized gains	—	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	—	(0.01)	—	—

Total distributions	(0.26)	(0.54)	(0.64)	(0.12)

Net asset value, end of period	$14.68	$11.88	$11.60	$12.46

Total return(c)	26.03%	7.28%	(1.54)%	3.39%

Net assets, end of period (in 000s)	$14	$11	$10	$10

Ratio of net expenses to average net assets(d)	0.13%	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.23%	0.22%	0.23%	0.18	%(e)

Ratio of net investment income to average net assets(b)	1.86%	1.87%	2.01%	1.27	%(e)

Portfolio turnover rate(f)	16%	13%	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	Year Ended August 31,			April 17, 2018* to August 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.87	$11.60	$12.45	$12.18

Net investment income(a)(b)	0.25	0.22	0.23	0.11

Net realized and unrealized gain (loss)	2.81	0.59	(0.44)	0.23

Total from investment operations	3.06	0.81	(0.21)	0.34

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.32)	(0.07)

Distributions to shareholders from net realized gains	—	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	—	(0.01)	—	—

Total distributions	(0.26)	(0.54)	(0.64)	(0.07)

Net asset value, end of period	$14.67	$11.87	$11.60	$12.45

Total return(c)	26.05%	7.20%	(1.45)%	2.80%

Net assets, end of period (in 000s)	$470,368	$438,960	$573,771	$636,733

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12%	0.13	%(e)

Ratio of total expenses to average net assets(d)	0.25%	0.25%	0.25%	0.25	%(e)

Ratio of net investment income to average net assets(b)	1.91%	1.92%	2.02%	2.48	%(e)

Portfolio turnover rate(f)	16%	13%	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.16	$15.44	$16.51	$14.78	$12.91

Net investment income(a)(b)	0.16	0.13	0.13	0.12	0.11

Net realized and unrealized gain (loss)	4.67	1.76	(0.97)	1.77	1.85

Total from investment operations	4.83	1.89	(0.84)	1.89	1.96

Distributions to shareholders from net investment income	(0.16)	(0.13)	(0.13)	(0.16)	(0.09)

Distributions to shareholders from net realized gains	—	(0.04)	(0.10)	—	—

Total distributions	(0.16)	(0.17)	(0.23)	(0.16)	(0.09)

Net asset value, end of year	$21.83	$17.16	$15.44	$16.51	$14.78

Total return(c)	28.29%	12.24%	(4.96)%	12.81%	15.23%

Net assets, end of year (in 000s)	$606	$470	$447	$658	$615

Ratio of net expenses to average net assets(d)	0.50%	0.51%	0.52%	0.52%	0.53%

Ratio of total expenses to average net assets(d)	0.58%	0.59%	0.61%	0.60%	0.61%

Ratio of net investment income to average net assets(b)	0.81%	0.86%	0.81%	0.77%	0.80%

Portfolio turnover rate(e)	16%	12%	14%	17%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.30	$15.58	$16.46	$14.72	$12.86

Net investment income(a)(b)	0.23	0.22	0.20	0.17	0.17

Net realized and unrealized gain (loss)	4.71	1.74	(0.96)	1.78	1.84

Total from investment operations	4.94	1.96	(0.76)	1.95	2.01

Distributions to shareholders from net investment income	(0.21)	(0.20)	(0.02)	(0.21)	(0.15)

Distributions to shareholders from net realized gains	—	(0.04)	(0.10)	—	—

Total distributions	(0.21)	(0.24)	(0.12)	(0.21)	(0.15)

Net asset value, end of year	$22.03	$17.30	$15.58	$16.46	$14.72

Total return(c)	28.81%	12.60%	(4.61)%	13.32%	15.74%

Net assets, end of year (in 000s)	$33,151	$33,800	$43,565	$62,718	$2,207,827

Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.21%	0.21%	0.22%	0.21%	0.21%

Ratio of net investment income to average net assets(b)	1.17%	1.41%	1.28%	1.06%	1.26%

Portfolio turnover rate(e)	16%	12%	14%	17%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,			December 29, 2017* to August 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.07	$15.38	$16.46	$15.59

Net investment income (loss)(a)(b)	0.26	0.20	0.19	(0.01)

Net realized and unrealized gain (loss)	4.62	1.73	(0.97)	0.88

Total from investment operations	4.88	1.93	(0.78)	0.87

Distributions to shareholders from net investment income	(0.22)	(0.20)	(0.20)	—

Distributions to shareholders from net realized gains	—	(0.04)	(0.10)	—

Total distributions	(0.22)	(0.24)	(0.30)	—

Net asset value, end of period	$21.73	$17.07	$15.38	$16.46

Total return(c)	28.84%	12.58%	(4.57)%	5.58%

Net assets, end of period (in 000s)	$9,971	$11	$10	$11

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.20%	0.18%	0.19%	0.18	%(e)

Ratio of net investment income (loss) to average net assets(b)	1.36%	1.25%	1.22%	(0.05	)%(e)

Portfolio turnover rate(f)	16%	12%	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	Year Ended August 31,			April 17, 2018* to August 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.07	$15.38	$16.47	$15.84

Net investment income(a)(b)	0.23	0.20	0.19	0.01

Net realized and unrealized gain (loss)	4.66	1.74	(0.98)	0.62

Total from investment operations	4.89	1.94	(0.79)	0.63

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.20)	—

Distributions to shareholders from net realized gains	—	(0.04)	(0.10)	—

Total distributions	(0.22)	(0.25)	(0.30)	—

Net asset value, end of period	$21.74	$17.07	$15.38	$16.47

Total return(c)	28.87%	12.59%	(4.60)%	3.98%

Net assets, end of period (in 000s)	$3,585,571	$2,710,904	$2,743,392	$2,797,271

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.20%	0.20%	0.21%	0.20	%(e)

Ratio of net investment income to average net assets(b)	1.18%	1.30%	1.21%	0.15	%(e)

Portfolio turnover rate(f)	16%	12%	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A, Institutional, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may

29

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually
Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

31

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2021:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$483,338,321	$—	$—

Investment Company	3,321,545	—	—

Total	$486,659,866	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,151,512	$—

Futures Contracts	326,298	—	—

Total	$326,298	$1,151,512	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(4,832)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

32

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$3,590,545,177	$—	$—

Investment Company	26,923,612	—	—

Total	$3,617,468,789	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$8,439,896	$—

Futures Contracts	2,355,023	—	—

Total	$2,355,023	$8,439,896	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(44,828)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2021. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,151,512		Payable for unrealized loss on forward foreign currency exchange contracts	$(4,832)
Equity	Variation margin on futures contracts	326,298	(a)	—	—
Total		$1,477,810			$(4,832)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$8,439,896		Payable for unrealized loss on forward foreign currency exchange contracts	$(44,828)
Equity	Variation margin on futures contracts	2,355,023	(a)	—	—
Total		$10,794,919			$(44,828)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2021 is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(2,688,024)	$3,688,759
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,650,175	(362,543)
Total		$(1,037,849)	$3,326,216

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(16,391,066)	$22,920,184
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	10,353,626	(1,588,000)
Total		$(6,037,440)	$21,332,184

For the fiscal year ended August 31, 2021, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(1)
Portfolio	Futures Contracts	Forward Contracts
Enhanced Dividend Global Equity	25	$53,406,900
Tax-Advantaged Global Equity	166	325,627,898

(1)	Amounts disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Portfolio held such derivatives during the fiscal year ended August 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed

34

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to waive a portion of its management fee in order to achieve an effective net rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2021, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2021, Goldman Sachs retained front-end sales charges of $64 for the Enhanced Dividend Global Equity Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Enhanced Dividend Global Equity	$329,445	$278,234	$607,679
Tax-Advantaged Global Equity	2,198,046	226,595	2,424,641

F.  Line of Credit Facility — As of August 31, 2021, the Portfolios participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2021, the Portfolios did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2021:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$25,446,938	$1,189,497	$(8,356,787)	$—	$2,298,283	$3,528,915	$24,106,846	1,910,210	$308,683		$—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	514,765	172,989,157	(170,182,377)	—	—	—	3,321,545	3,321,545	575		—
Goldman Sachs Global Infrastructure Fund	10,278,772	1,726,985	(4,622,976)	(37,646)	350,570	990,907	8,686,612	656,584	165,562		—
Goldman Sachs Global Real Estate Securities Fund	10,759,811	808,350	(5,202,978)	(5,017)	87,836	2,320,486	8,768,488	705,997	135,844		23,711
Goldman Sachs International Equity Dividend and Premium Fund	100,181,603	7,155,300	(29,786,468)	(50,504)	1,355,150	13,829,364	92,684,445	12,308,691	2,861,690		—
Goldman Sachs International Small Cap Insights Fund	16,732,048	1,977,449	(5,584,403)	—	927,273	3,649,578	17,701,945	1,183,285	322,519		—
Goldman Sachs MLP Energy Infrastructure Fund	10,116,597	2,338,214	(8,542,977)	(233,555)	671,992	3,537,896	7,888,167	341,479	460,883	(a)	—
Goldman Sachs Small Cap Equity Insights Fund	36,379,358	1,991,407	(15,760,181)	—	6,385,602	8,613,044	37,609,230	1,036,638	220,186		—
Goldman Sachs Tactical Tilt Overlay Fund	42,708,276	13,128,422	(10,241,959)	—	73,928	2,018,593	47,687,260	4,616,385	2,117,479		—
Goldman Sachs US Equity Dividend and Premium Fund	209,334,068	44,529,992	(51,846,669)	(14,366)	5,467,997	30,734,306	238,205,328	14,454,207	3,003,583		10,793,055

Total	$462,452,236	$247,834,773	$(310,127,775)	$(341,088)	$17,618,631	$69,223,089	$486,659,866		$9,597,004		$10,816,766

(a)	Amount includes return of capital distributions of $(233,555), a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2020 and the final amount recorded during the fiscal year ended August 31, 2021.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Underlying Funds	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$148,158,919	$14,587,671	$(22,745,450)	$—	$2,515,659	$32,811,503	$175,328,302	13,892,892	$1,924,809		$—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	4,042,158	1,226,841,128	(1,203,959,674)	—	—	—	26,923,612	26,923,612	4,541		—
Goldman Sachs Global Infrastructure Fund	59,940,656	13,117,009	(19,758,959)	(219,292)	1,134,515	7,887,426	62,101,355	4,693,980	1,082,390		—
Goldman Sachs Global Real Estate Securities Fund	62,684,039	6,669,510	(20,768,959)	(28,256)	458,092	15,867,155	64,881,581	5,223,960	876,278		149,649
Goldman Sachs International Small Cap Insights Fund	97,321,206	20,338,878	(17,914,769)	—	1,111,107	28,904,423	129,760,845	8,673,853	1,985,646		—
Goldman Sachs International Tax-Managed Equity Fund	593,013,649	64,539,034	(104,422,069)	—	7,676,040	133,123,897	693,930,551	54,640,201	9,460,627		—
Goldman Sachs MLP Energy Infrastructure Fund	58,886,596	17,314,892	(43,618,958)	(1,444,161)	(4,528,911)	31,256,159	57,865,617	2,505,005	3,245,404	(a)	—
Goldman Sachs Tactical Tilt Overlay Fund	248,920,435	98,970,124	(12,434,064)	—	(98,976)	14,435,780	349,793,299	33,861,888	13,287,029		—
Goldman Sachs US Tax-Managed Equity Fund	1,475,649,105	254,704,073	(145,794,004)	(1,839,036)	18,408,094	455,755,395	2,056,883,627	55,277,711	9,118,975		—

Total	$2,748,616,763	$1,717,082,319	$(1,591,416,906)	$(3,530,745)	$26,675,620	$720,041,738	$3,617,468,789		$40,985,699		$149,649

(a) Amount includes return of capital distributions of $(1,444,161), a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2020 and the final amount recorded during the fiscal year ended August 31, 2021.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2021, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	9%
Goldman Sachs Global Infrastructure Fund	—	23
Goldman Sachs Global Real Estate Securities Fund	—	37
Goldman Sachs International Equity Dividend and Premium Fund	49	—
Goldman Sachs International Tax-Managed Equity Fund	—	86
Goldman Sachs MLP Energy Infrastructure Fund	—	5
Goldman Sachs Small Cap Equity Insights Fund	6	—
Goldman Sachs Tactical Tilt Overlay Fund	—	9
Goldman Sachs U.S. Equity Dividend and Premium Fund	8	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	84

As of August 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the following share class of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2021 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$74,845,614	$139,945,397
Tax-Advantaged Global Equity	490,241,192	508,501,291

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$9,231,556	$35,015,525
Net long-term capital gains
Total taxable distributions	$9,231,556	$35,015,525

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$12,642,191	$39,999,496
Net long-term capital gains	14,003,261	3,568,001
Return of capital distribution	648,637	—
Total taxable distributions	$27,294,089	$43,567,497

As of August 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$3,132,050	$1,941,129
Undistributed long-term capital gains	18,450,536	—
Total undistributed earnings	$21,582,586	$1,941,129
Capital loss carryforwards:(1)
Perpetual Short-term	$—	$—
Perpetual Long-term	—	—
Total capital loss carryforwards	$—	$—
Timing differences (Late Year Ordinary Loss Deferral)	—	(4,970)
Unrealized gains — net	152,534,118	1,616,024,141
Total accumulated earnings — net	$174,116,704	$1,617,960,300

(1)	The Tax-Advantaged Global Equity Portfolio utilized $1,846,473 of capital losses in the current fiscal year.

As of August 31, 2021, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$335,598,726	$2,012,195,896
Gross unrealized gain	152,537,547	1,616,198,309
Gross unrealized loss	(3,429)	(174,168)
Net unrealized gain	$152,534,118	$1,616,024,141

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (loss) on foreign currency contracts.

The Enhanced Dividend Global Equity Portfolio reclassified $50,624 from paid in capital to distributable earnings for the year ending August 31, 2021. In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from return of capital distributions.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2021, the Enhanced Dividend Global Equity Portfolio invested 48.8% and 19.0% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2021, the Tax-Advantaged Global Equity Portfolio invested 56.7% and 19.1% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests primarily in equity investments in U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in equity investments in non-U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

8. OTHER RISKS (continued)

market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,555	$227,046	37,935	$429,619
Reinvestment of distributions	4,671	59,465	26,127	304,108
Shares redeemed	(228,316)	(2,786,408)	(349,960)	(3,934,449)
	(206,090)	(2,499,897)	(285,898)	(3,200,722)
Institutional Shares
Shares sold	185,549	2,443,209	100,714	1,172,359
Reinvestment of distributions	20,337	259,240	61,169	715,382
Shares redeemed	(933,666)	(11,803,486)	(678,244)	(7,424,170)
	(727,780)	(9,101,037)	(516,361)	(5,536,429)
Class R6 Shares
Reinvestment of distributions	19	237	42	487
	19	237	42	487
Class P Shares
Shares sold	2,743,194	36,171,750	2,177,793	25,111,874
Reinvestment of distributions	690,231	8,888,953	2,213,900	25,859,881
Shares redeemed	(8,347,079)	(109,517,498)	(16,881,525)	(175,745,356)
	(4,913,654)	(64,456,795)	(12,489,832)	(124,773,601)

NET DECREASE	(5,847,505)	$(76,057,492)	(13,292,049)	$(133,510,265)

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	381	$7,519	94	$1,367
Reinvestment of distributions	232	4,264	280	4,636
Shares redeemed	(247)	(4,982)	(1,951)	(29,834)
	366	6,801	(1,577)	(23,831)
Institutional Shares
Shares sold	126,637	2,141,685	25,375	373,510
Reinvestment of distributions	18,178	336,299	37,605	626,183
Shares redeemed	(593,534)	(10,630,812)	(905,538)	(12,132,909)
	(448,719)	(8,152,828)	(842,558)	(11,133,216)
Class R6 Shares
Shares sold	516,402	9,050,583	—	—
Reinvestment of distributions	5,697	103,968	10	158
Shares redeemed	(63,944)	(1,324,008)	—	—
	458,155	7,830,543	10	158
Class P Shares
Shares sold	17,223,132	328,167,742	20,348,001	306,998,930
Reinvestment of distributions	1,885,862	34,416,974	2,605,468	42,818,729
Shares redeemed	(12,918,851)	(243,103,566)	(42,560,000)	(624,713,368)
	6,190,143	119,481,150	(19,606,531)	(274,895,709)

NET INCREASE (DECREASE)	6,199,945	$119,165,666	(20,450,656)	$(286,052,598)

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2021 (Unaudited)

As a shareholder of Class A, Institutional, Class R6 or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class R6 and Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/21	Ending Account Value 8/31/21		Expenses Paid for the 6 Months Ended 8/31/21*	Beginning Account Value 3/01/21	Ending Account Value 8/31/21		Expenses Paid for the 6 Months Ended 8/31/21*
Class A
Actual	$1,000	$1,116.80		$2.67	$1,000	$1,155.60		$2.72
Hypothetical 5% return	1,000	1,022.68	+	2.55	1,000	1,022.68	+	2.55
Institutional
Actual	1,000	1,119.00		0.69	1,000	1,158.30		0.71
Hypothetical 5% return	1,000	1,024.55	+	0.66	1,000	1,024.55	+	0.66
Class R6
Actual	1,000	1,119.30		0.64	1,000	1,157.70		0.65
Hypothetical 5% return	1,000	1,024.60	+	0.61	1,000	1,024.60	+	0.61
Class P
Actual	1,000	1,119.40		0.64	1,000	1,158.20		0.65
Hypothetical 5% return	1,000	1,024.60	+	0.61	1,000	1,024.60	+	0.61

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	0.50%	0.13%	0.12%	0.12%

Tax-Advantaged Global Equity	0.50	0.13	0.12	0.12

46

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

47

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Funds that are equity funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management teams of certain Underlying Funds to continue to enhance the investment models used in managing those Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods and outperformed for the ten-year period ended March 31, 2021. They observed that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. The Trustees noted that the Enhanced Dividend Global Equity Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolios and the Underlying Funds. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Enhanced Dividend Global Equity Portfolio that would have the effect of decreasing expenses of Class A Shares of the Portfolio, with such changes taking effect in connection with the Portfolio’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

49

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) with respect to certain Underlying Funds, investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2022.

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

53

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

55

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2021, 29.75% and 34.06% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2021, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1073 and $0.0835 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 37.61% and 32.27%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0139 and $0.0116 per share, respectively.

For the fiscal year ended August 31, 2021, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 77.84% and 73.98%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2021, the Enhanced Dividend Global Equity Portfolio designates $167,230 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Portfolio holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2021 Goldman Sachs. All rights reserved. 256213-OTU-1494830/TAGEDGAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Allocation Funds
Global Managed Beta Fund
Strategic Factor Allocation Fund
Strategic Volatility Premium Fund
Tactical Tilt Overlay Fund

Goldman Sachs Allocation Funds

∎	GLOBAL MANAGED BETA FUND

∎	STRATEGIC FACTOR ALLOCATION FUND

∎	STRATEGIC VOLATILITY PREMIUM FUND

∎	TACTICAL TILT OVERLAY FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Allocation Funds

Market Review

During the 12-month period ended August 31, 2021 (the “Reporting Period”), the financial markets were most influenced by a rebound in global economic growth, the rollout of COVID-19 vaccines and the spread of the Delta variant, and monetary and fiscal stimulus measures.

In September 2020, when the Reporting Period began, the financial markets pulled back amid disappointment about the size of new U.S. fiscal stimulus and the resurgence of COVID-19 cases in parts of the U.S. and Europe. Meanwhile, economic activity continued to recover at a healthy pace in the U.S. and China, though the speed of that recovery moderated in Europe and Latin America. On the monetary policy front, the U.S. Federal Reserve (the “Fed”) kept its policy rate near zero and indicated the rate would remain unchanged until inflation moderately exceeded the Fed’s 2% target for some time. In the Eurozone, the European Central Bank (“ECB”) kept its policy rate on hold but committed to maintain an accommodative policy stance. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, both fell, down 2.9% and 1.7%, respectively. Within developed markets, U.S. equities, as measured by the S&P 500® Index, and European equities, as measured by the EURO STOXX 50®, declined 3.8% and 2.3%, respectively. In fixed income, the 10-year U.S. Treasury yield fell two basis points, while the 10-year German government bond yield declined 12 basis points, reflecting the slower pace of recovery in the Euro area. (A basis point is 1/100th of a percentage point.)

During the fourth quarter of 2020, global economic activity remained resilient in spite of renewed worries about rising COVID-19 cases, delays in additional U.S. fiscal stimulus and general market uncertainty surrounding the possibility of a contested U.S. Presidential election. Although an increase in COVID-19 cases, especially in Europe and the U.S., drove heightened financial market volatility, the announcement that the Pfizer and Moderna COVID-19 vaccines had better than consensus expected efficacy appeared to be a huge relief for policymakers and market participants. Investor confidence was further bolstered by the strong economic data from Asia, and from China in particular. In addition, major global central banks appeared to reassure market participants by committing to accommodative monetary policies. In the U.S., the Fed introduced forward guidance for its asset purchases, stating it would continue to increase its U.S. Treasury and mortgage-backed securities purchases until substantial further progress was made towards its maximum employment and price stability goals. Similarly, the ECB committed to continued support for the Eurozone economy by expanding and extending its Pandemic Emergency Purchase Programme. Overall, this favorable mix of recovering global economies, positive news flow on COVID-19 vaccines and strong forward guidance from the major central banks was supportive of risk assets, particularly equities, in the fourth calendar quarter. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 15.7%. U.S. equities, as measured by the S&P 500® Index, rose 12.15%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, rose approximately 13.9% and 19.7%, respectively. As for fixed income, the 10-year U.S. Treasury yield rose during the fourth quarter of 2020 but remained well below its highs seen near the beginning of the calendar year.

Global economic activity continued to improve in the first quarter of 2021, as ongoing unprecedented policy responses and an improving COVID-19 vaccine rollout set the stage for a significant economic recovery and a strong growth cycle. For example, in the U.S., an additional round of fiscal stimulus was approved early in the quarter, and government officials confirmed COVID-19 vaccines would be widely available for all American adults before the summer. Investor confidence grew and interest rates began to rise on market expectations for significantly stronger U.S. and global economic growth. Large-cap growth stocks, which had gained favor during the COVID-19 crisis, began to underperform large-cap value stocks, which stood to benefit, in many investors’ view, from a sustained cyclical upswing in global economic activity. For similar reasons, U.S. small-cap equities outperformed U.S. large-cap equities during the first calendar quarter.

Mid-year 2021 marked important mileposts for the post-pandemic investing landscape. By June, about half of the adult U.S. population had been vaccinated against COVID-19, and consumer behavior showed clear indications of normalization. The reality of the improving macro landscape produced a significant improvement in 2021 corporate earnings expectations, which, in turn, helped drive up second calendar quarter U.S. and global equity returns. The rapid pace and vigor of the economic rebound also seemed to increase inflationary pressures, sparking a broad debate about whether such pressures would be transitory or longer lasting.

1

MARKET REVIEW

July 2021 was a mixed month for risk assets. Market sentiment was broadly supported by reassuring comments from central bank officials and strong corporate earnings, which helped to outweigh growing concerns about the spread of the more infectious Delta variant of COVID-19 in numerous countries and a regulatory crackdown in China that led to a large equity sell-off in the Asian region. While developed markets equities, as represented by the MSCI World Index, gained 1.7%, emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 6.5%, primarily due to a decline in Chinese equities. In fixed income, both the 10-year U.S. Treasury yield and the 10-year German government bond yield fell by approximately 20 basis points, although the consensus forecast had been for yields to grind higher. Investors may have changed their expectations about the timing of future interest rate hikes, even with higher than consensus expected inflation readings, because of increasing concerns about the Delta variant and reassurance by central bank officials about continued low interest rates. At its July meeting, the U.S. Fed kept its policy rates unchanged, in line with these expectations.

Two key focuses for market participants in August 2021 were worries about waning vaccine efficacy against more infectious COVID-19 variants and monetary policy guidance from the U.S. Fed. During August, Fed Chair Jerome Powell acknowledged strength in the labor market but highlighted downside risks from the Delta variant. He hinted at the possibility the Fed might start to taper its bond purchases in 2021 but indicated that interest rate hikes were further in the future, as the U.S. unemployment rate remained high and policymakers thought inflation was likely to be transient. Global equities witnessed a broad-based rally with developed markets equities, as measured by the MSCI World Index, and emerging markets equities, as measured by the MSCI Emerging Markets Index, rising 2.7% and 2.3%, respectively. Global bond yields generally increased during August.

U.S. Equities

U.S. equities moved lower as the Reporting Period began in September 2020, with the S&P 500® Index declining for the first time in five months. Shares of large-cap technology companies, which had been key drivers of the market’s powerful rally from its March 2020 lows, fell sharply in early September amid concerns about stretched valuations, among other factors. There were also worries about Congress failing to break an impasse on a fifth fiscal aid package, and it appeared there might well be strong division in advance of the then-upcoming U.S. Presidential elections. Still, corporate earnings were better than consensus expected.

In the fourth quarter of 2020, U.S. equities rebounded for the third consecutive quarter, extending a broad-based recovery from steep first quarter 2020 declines. Stocks rallied on prospects of an end to the global COVID-19 pandemic and its weighty economic impact with the distribution of approved COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory for U.S. President in November proved positive for equity markets during the quarter. After a historically sharp but short recession in the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved as temporary job losses were regained, and U.S. manufacturing activity recovered. However, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

Rising bond yields and a value-led U.S. equity market dominated the first quarter of 2021. The key driver of this performance was the Democrat victory for Senators in Georgia in January, which, in turn, paved the way for additional massive U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited the financials sector and value stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of a fiscal stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product growth for 2021. Some investors worried that the size of the fiscal stimulus could provoke an uptick in inflation. However, despite upgrading its economic growth forecasts and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) stated it did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

The U.S. equity market continued to perform well in the second quarter of 2021 overall. Discussions centered on the Fed liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profit backdrop and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. However, the peak inflation theme gained traction as the quarter progressed even as economists suggested the transitory period may be longer than initially expected. Corporate earnings season brought another round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressures

2

MARKET REVIEW

offset by above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

U.S. equities continued to move higher in July and August 2021. Bullish narrative surrounding central bank liquidity tailwinds, excess savings from fiscal stimulus, economic reopening momentum, COVID-19 vaccine efficacy, upside corporate earnings surprises, elevated operating leverage, corporate buyback boom and retail impulse prevailed. Discussions centered around the reflation trade and the spread of the Delta variant of COVID-19. Focus remained on the possibility the Fed may not be as willing to let the economy run as “hot” as initially envisioned under its policy framework and on the Fed tapering its asset purchases, though payroll growth remained a key input in the tapering discussion. The U.S. Senate passed a $1 trillion bipartisan infrastructure bill in August, though the path to additional fiscal stimulus continued to be complicated. By the end of August, the second calendar quarter corporate earnings season had largely closed out with a year-over-year earnings per share growth rate topping 90%.

Fixed Income

As for the fixed income markets, they broadly weakened in September 2020 amid a rise in risk-off investor sentiment, or reduced risk appetite. Renewed COVID-19 case growth in Europe, reduced prospects for further U.S. fiscal support and rising political uncertainty leading into the then-upcoming U.S. elections all contributed to increased market volatility and risk aversion. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19 pandemic. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets.

Spread sector performance was mixed during the fourth quarter of 2020. Rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow early in the quarter. Then encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment into the end of the calendar year. Risk sentiment was also bolstered late in the quarter by the removal of a few long-standing overhangs. Specifically, the U.S. presidential elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed introduced dovish forward guidance at its December 2020 meeting, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the European Central Bank (“ECB”) announced a multi-pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

During the first quarter of 2021, spread sector performance was largely negative. When the quarter began in January, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. That said, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts and concerns around upside inflation risks. To varying degrees, global central banks leaned against market expectations for earlier than previously anticipated policy normalization, indicating policy would remain accommodative, despite improvements in economic growth, given weak underlying inflation dynamics. Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize those rates. In the U.S., the Fed revised its economic growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also emphasized they would focus on inflation outcomes rather than inflation outlooks. In Europe, the ECB increased the pace of its asset purchases in an effort to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

3

MARKET REVIEW

For the second quarter of 2021, spread sectors broadly generated positive returns. At its April policy meeting, the Fed was upbeat as economic data continued to improve, but it did not hint at tapering its monthly purchases of U.S. Treasury securities and mortgage-backed securities, saying policymakers still needed to see “substantial progress” on employment and inflation goals. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as economic reopening, policy support and temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration in the market’s economic growth expectations, though the reassessment may also have reflected investors’ concerns about the spreading Delta variant and the potential of a sooner than consensus anticipated withdrawal of Fed policy support. Indeed, during June, Fed officials began to discuss when it might be appropriate to start tapering its asset purchases. The Fed’s median dot plot projection also forecast two interest rates hikes in 2023, sparking a hawkish market response that led to a flattening of the U.S. Treasury yield curve and a strengthening of the U.S. dollar. (Hawkish tends to imply higher interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

During July 2021, spread sector performance was rather flat, though relatively resilient, amid ongoing concerns about the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Technical factors (i.e., supply and demand) also bolstered spread sectors. The Fed kept its monetary policy unchanged but noted the U.S. economy was “making progress” towards its price stability and employment goals. In Europe, the ECB strengthened its forward guidance, cementing its dovish policy stance for the near term.

The global economic recovery continued in August 2021 though markets remained focused on concerns around the Delta variant. The main macro event was the Fed’s Jackson Hole symposium during which Fed Chair Jerome Powell gave a dovish speech. He noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by temporary factors. These comments eased market nerves about the pace of monetary policy normalization and supported spread sectors, which recorded marginally positive performance overall during August.

4

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 31.87%. This return compares to the 30.41% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) The MAS Group determines allocations to the underlying asset classes — and within the underlying asset classes — based on its cycle-aware long-term strategic allocation model, which may include factor-based diversification. The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions. In addition, the MAS Group uses an options-based strategy, which seeks to generate returns in moderately rising or moderately declining global equity markets where the realized volatility may be lower than the volatility implied by options prices.

During the Reporting Period, the Fund outperformed the Index, driven mostly by its strategic allocation to a volatility selling strategy. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) This strategy, which had previously been hurt in March 2020 by COVID-19-related market turmoil, posted gains as volatility declined during the course of the Reporting Period. In addition, the Fund benefited from its exposure to equity market segments, especially small-cap stocks, that are sensitive to economic growth. These assets performed well amid the recovery in global economic growth and due to supportive measures by governments and central banks.

On the negative side, the Fund’s factor-based strategies and its exposure to emerging markets equities detracted from performance during the Reporting Period. Our factor-based strategies are Momentum, Valuation, Quality and Volatility. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 101.59% of its total net assets invested in equity-related investments, 0.27% in the macro hedging strategy, 4.75% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

5

PORTFOLIO RESULTS

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	In January 2021, we adjusted the Fund’s strategic allocations to account for a lesser weighting in the macroeconomic hedge strategy through which we seek to diversify the Fund’s overall exposure to global equity asset classes. The Fund had taken profits on approximately two-thirds of its macroeconomic hedge strategy in March 2020 before the Reporting Period began. The adjustment led to slight increases in the Fund’s strategic allocation to the volatility selling strategy and its overall exposure to equities, both of which we increased again in February 2021 and then once more in May.

During February 2021, we initiated a view that the Fund be overweight U.S. large-cap equities, which are sensitive to a cyclical economic recovery. We modestly increased the size of that overweight during April. In March and then again in June, we tactically increased the Fund’s allocation to the macroeconomic hedge strategy. As the market started to price in potential interest rate hikes in 2022-2023 and the U.S. Treasury yield curve steepened, the attractiveness of the macroeconomic hedge marginally increased, in our view, and we opportunistically added to the Fund’s allocation. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to U.S. large-cap equities, U.S. small-cap equities and Canadian equities during the Reporting Period contributed positively to the Fund’s performance, as these positions generated returns similar to the asset classes they represented. In addition, the Fund employed currency forwards, interest rate options and total return swaps to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards added to the Fund’s returns due to strength in the U.S. dollar versus other developed markets currencies. Interest rate options also added to the Fund’s performance, as they broadly accomplished their intended purpose during periods of risk-off investor sentiment, or reduced risk appetite. Total return swaps marginally added to the Fund’s performance. Total return swaps were used to gain exposure to a custom-created basket of pro-cyclical equity securities. Also, the Fund used equity index options as part of the volatility selling strategy. The impact of equity index options on the Fund’s performance was positive as COVID-19-related market volatility subsided during the course of the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 105.40% of its total net assets invested in equity-related investments, 0.70% in the macro hedging strategy, 6.00% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 3, 2021, Kate El-Hillow no longer served as a portfolio manager of the Fund. At the end of the Reporting Period, Neill Nuttall and Siwen Wu served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we were focused on three themes: 1) the economic speedbump created by the Delta variant of COVID-19, 2) supply bottlenecks, and 3) inflation that we believed would moderate from elevated levels. First, we thought the new wave of global COVID-19 infections due to the Delta variant would pose a headwind to the momentum of the global economic recovery. However, given the substantial progress on COVID-19 vaccinations, particularly in major developed countries and in China, we expected the economic impact to be temporary and limited in magnitude compared to the initial COVID-19 shock during the spring of 2020. Second, we believed a number of challenges, including semiconductor shortages, unemployment benefits in the U.S. and surges in COVID-19 infections in manufacturing hubs and ports, had increased the supply bottlenecks that have weighed on production globally. That said, at the end of the Reporting Period, a number of indicators showed that supplier delivery times and inventory levels may have started to stabilize, and we expected supply

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PORTFOLIO RESULTS

bottlenecks to gradually fade following the Delta variant surge and as unemployment benefits expire. Third, the easing of the supply bottlenecks in product and labor markets should relieve the intense pressure on the prices of goods, in our view, although we expected moderately upward inflationary pressure to persist with a broadening of the demand recovery in the services sector.

In terms of positioning, the Fund was generally in line with its long-term strategic asset allocation at the end of the Reporting Period. Stock market exposures had been aligned with the broad theme of sustained cyclical expansion. If the economic recovery — supported by faster global vaccinations — continues, there should be further upside for equities, in our opinion. However, because of the largely unpredictable nature of COVID-19 and the more infectious Delta variant in particular, we planned to continue monitoring the pandemic overall, as well as other factors, such as the inflation outlook, quite closely.

At the asset class level at the end of the Reporting Period, we expected equity performance overall to be supported by solid corporate earnings growth in the near term. In addition, we thought the risk premium of stocks relative to U.S. Treasury securities remained attractive in the low interest rate environment. Nevertheless, we intended to balance these views against what we considered to be high absolute valuations. As for corporate credit, we noted the sector had benefited strongly during the Reporting Period from policy support and the improving economic growth backdrop, while default concerns had moderated significantly from 2020’s peak levels. Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) had tightened to pre-COVID-19 levels, and the credit risk premium (a measure of expected excess returns) had remained low. Additionally, we expected long-term bond yields to be supported in the near term by market expectations of continued economic normalization beyond the short-term effects of COVID-19 variants, the likelihood of additional fiscal spending and the U.S. Fed’s movement toward the tapering of asset purchases.

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FUND BASICS

Global Managed Beta Fund

as of August 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Institutional Shares (Commenced April 30, 2015)	31.87%	14.90%	11.65%

*	Because Institutional Shares do not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional, Class R6 and Class P Shares generated average annual total returns of 15.01%, 15.08% and 15.09%, respectively. These returns compare to the 14.77% average annual total return of the Fund’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, during the same period. The components of the Fund’s blended benchmark, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, generated average annual total returns of 31.17% and -0.08%, respectively, during the Reporting Period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The QIS Team implements the Strategic Allocation by investing in derivatives and pooled investment vehicles, including, but not limited to, investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”) and exchange-traded notes (“ETNs”). The Underlying Funds may include affiliated investment companies. The Strategic Allocation may also be implemented by investing in any one or a combination of the following asset classes: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); and (iii) foreign exchange contracts.

During the Reporting Period, the Strategic Allocation added overall to the Fund’s performance. In relative terms, the Flow and Volatility factors contributed positively to returns, while the Equity and Term factors detracted from performance. On an absolute basis, the Equity, Flow and Volatility factors added to returns, while the Term factor detracted from results. The Equity factor seeks to capture the premium associated with equity risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.) The Term factor seeks to capture the premium associated with interest rate and inflation risk.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the beginning of the Reporting Period, the Fund maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Fund maintained positions in U.S. equities, listed U.S. equity index options, listed U.S. fixed income options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Australian dollar and the New

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PORTFOLIO RESULTS

Zealand dollar. It held short positions relative to the U.S. dollar in the Canadian dollar, euro and Swiss franc. The Fund did not hold positions versus the U.S. dollar in the British pound or Japanese yen at the start of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Fund employed listed equity index options and listed equity futures to implement views on the U.S. equity market, which had a positive impact on performance. It used bond futures and bond futures options to express views on the U.S. fixed income market, which had a positive impact on returns. In addition, forward foreign currency exchange contracts, which were used to take long and short positions in select developed markets currencies, had a positive impact overall on the Fund’s results during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 26, 2021, John Landers no longer served as a portfolio manager of the Fund and Patrick Harnett became a portfolio manager of the Fund. As of March 26, 2021, Nishank Modi no longer served as a portfolio manager of the Fund and James Park became a portfolio manager of the Fund. At the end of the Reporting Period, Federico Gilly, Patrick Harnett and James Park served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Fund had equal weightings in the Equity, Flow and Volatility factors. It maintained a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Fund held positions in U.S. equities, listed U.S. equity index options, U.S. fixed income and listed U.S. fixed income options. In terms of currencies, it had long positions versus the U.S. dollar in the Australian dollar and the New Zealand dollar. It had short positions relative to the U.S. dollar in the Canadian dollar, euro, Swiss franc and Japanese yen. The Fund did not hold a position versus the U.S. dollar in the British pound at the end of the Reporting Period.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

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FUND BASICS

Strategic Factor Allocation Fund

as of August 31, 2021

HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	73.5%	Investment Companies

[1]	The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Factor Allocation Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Institutional (Commenced May 31, 2016)	15.01%	8.39%	8.66%

Class R6 (Commenced December 29, 2017)	15.08%	N/A	8.53%

Class P (Commenced April 17, 2018)	15.09%	N/A	10.10%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Strategic Volatility Premium Fund

Investment objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Volatility Premium Fund’s (the “Fund”) performance and positioning for the period since its inception on March 29, 2021 through August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Class P Shares generated cumulative total returns of 1.00% and 1.00%, respectively. These returns compare to the 0.35% cumulative total return of the Fund’s benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, during the Reporting Period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of a volatility overlay strategy (“Strategic Volatility Premium”), which is a “factor” within the Strategic Factor Allocation process of the Goldman Sachs Investment Strategy Group (“ISG”). The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. Through the Strategic Volatility Premium, the QIS Team seeks to enhance the returns of a fixed income allocation to U.S. Treasury securities by using an options-based overlay strategy and hedging with S&P 500® Index futures. The Fund may use futures contracts, primarily futures on indexes, options on indexes and options on futures to more effectively gain targeted exposure to the Strategic Volatility Premium, to equitize cash and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

During the Reporting Period, the Strategic Volatility Premium generated positive absolute returns that outperformed the Fund’s benchmark.

Q	How did the Fund’s options-based overlay strategy affect its performance?

A	Consistent with our investment approach, we construct the Fund’s options-based overlay by simultaneously selling out-of-the-money short-dated put options while buying further out-of-the-money longer-dated put options on the S&P 500® Index. To limit the downside risk of the written put options, further out-of-the-money long put options and S&P 500® Index futures are used to reduce the impact to the Fund if the S&P 500® Index approaches or falls past the strike price of the written put options. (“Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) The options-based overlay strategy is designed to provide the Fund with enhanced returns and additional income. The downside risk is mitigated to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold, as well as futures-based hedging positions.

As the seller of put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of put options. As the buyer of put options, the Fund will pay the “premium” to the seller. If the Fund exercises the put option, the seller will pay the Fund the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the buyer of put options.

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PORTFOLIO RESULTS

During periods in which expected volatility in the U.S. equity markets exceeds subsequent realized volatility, a portfolio of U.S. Treasury securities, with an options-based overlay strategy, may outperform the same portfolio without such an options-based overlay strategy. However, a portfolio with an options-based overlay strategy may underperform the same portfolio without such an options-based overlay if realized volatility in the U.S. equity markets exceeds expected volatility.

During the Reporting Period, expected volatility in the U.S. equity markets exceeded subsequent realized volatility, and thus the Fund’s options-based overlay strategy added to performance.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the start of the Reporting Period, the Fund maintained a long position in bond futures and a short position in equity options.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Volatility Premium. During the Reporting Period, the Fund employed listed equity index futures and listed equity options to implement views on the U.S. equity market, which collectively had a positive impact on performance. It used bond futures to express views on the U.S. fixed income market, which had a positive impact on returns during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained a long position in bond futures and a short position in equity options. It also held a small long position in equity index futures to hedge its short position in equity options.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Volatility Premium as it seeks long-term total return.

15

FUND BASICS

Strategic Volatility Premium Fund

as of August 31, 2021

HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	87.0%	Investment Companies

[1]	The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Effective July 29, 2021, the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Fund”) benchmark index changed from the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE BofA 3-Month U.S. Treasury Bill Index. No modifications were made to the Fund’s investment objective, strategy and policies in connection with this change. Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional, Class R6 and Class P Shares generated average annual total returns of 9.43%, 9.48% and 9.47%, respectively. These returns compare to the 0.08% average annual total return of the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”), during the same time period. The Fund’s previous benchmark index, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, generated an average annual total return of 0.21% during the Reporting Period.

References to the Fund’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

During the Reporting Period, the Fund benefited from its long position in Eurozone banks, with most of the gains coming during the fourth quarter of 2020 when Eurozone banks outperformed the EURO STOXX 50® by approximately 24%. Rising global bond yields following positive COVID-19 vaccine trial results in November 2020 and consensus expectations that the European Central Bank (“ECB”) would lift bank dividend restrictions to some extent during 2021 helped Eurozone banks outperform significantly relative to the broad European equity market. In addition, the Fund’s long positions in energy master limited partnerships (“MLPs”) and U.S. energy stocks added to its performance during the Reporting Period overall. In the fourth quarter of 2020, these assets generated gains on mounting investor optimism about a global economic recovery and as a rotation into distressed market sectors accelerated. Energy MLPs, as represented by the Alerian MLP Index, and U.S. energy stocks, as represented by the S&P 500® Energy Index, were up 29% and 26%, respectively, during the fourth calendar quarter, outperforming U.S. large-cap stocks, as measured by the S&P 500® Index, and crude oil prices, as measured by West Texas Intermediate (“WTI”), which were up 12% and 18%, respectively, during the same time period. Energy MLPs seemed to benefit from their capital discipline, while energy equities were bolstered by expectations that oil demand would further recover and that OPEC+ would continue collaborating in support of crude oil prices in the near term. (OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia. OPEC is the Organization of the Petroleum Exporting Countries.) In the first quarter of 2021, energy-related assets posted additional gains due to COVID-19 vaccine distribution and economic reopening prospects. Furthermore, a stronger macro fundamental environment pushed up commodity prices and bond yields, boosting value stocks, such as energy equities, significantly. Energy-related assets were also supported by rising energy prices, with WTI crude oil prices climbing 21.9% during the first calendar quarter to $60 per barrel — higher than they had been before the

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PORTFOLIO RESULTS

emergence of COVID-19. Energy-related assets posted more gains during the second calendar quarter, although they weakened in July and August as value stocks continued to advance, economic activity continued to recover and crude oil prices rose amid the global rollout of COVID-19 vaccines.

Among detractors during the Reporting Period was the Fund’s tactical WTI crude oil calendar spread. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) The position was initiated in October 2020 prior to news in early November of the development of a COVID-19 vaccine. Our investment thesis was predicated on investor concerns about oil demand in light of new lockdowns, OPEC supply issues and elevated global oil inventories. The Fund was intended to profit if the front-month WTI futures contract underperformed the WTI December 2021 futures contract, meaning that we expected the WTI futures curve to steepen. (Front month refers to the nearest expiration date for a futures or options contract. The WTI futures curve depicts contractual agreements for the price of oil for a range of specific dates in the future.) In a risk management move, we eliminated the position in early December 2020, as the prices of near-term WTI crude oil futures strengthened relative to December 2021 WTI futures prices amid positive COVID-19 vaccine news and strong demand. Also detracting from the Fund’s performance during the Reporting Period was exposure to investment grade corporate bonds, with most of the underperformance recorded during the first quarter of 2021. From the beginning of 2021, the market started to price in earlier than previously expected Federal Reserve (“Fed”) policy tightening as many observers feared a $1.9 trillion U.S. federal stimulus package and pent-up consumer demand due to increased savings could lead to a pickup in inflation. This was evidenced by a significant increase in the 10-year U.S. Treasury yield between the beginning of the Reporting Period and the end of the first quarter of 2021. As yields rose, bond prices broadly fell, including those of investment grade corporate bonds.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 21.18% of its total net assets invested in long equity-related investments; approximately 15.05% of its total net assets invested in long fixed income-related investments; and 0.00% of its total net assets invested in long commodity related investments. In terms of currency-related investments, the Fund had a long position in the euro versus a short position in the Swiss franc (representing 1.58% of the Fund’s total net assets), a long position in the U.S. dollar versus a short position in the Chinese renminbi (representing 0.95% of its total net assets) and a long position in the U.S. dollar versus a short position in the Mexican peso (representing 0.85% of its total net assets). The Fund also had short positions of approximately -3.26% of its total net assets in a basket of large-cap equity related investments we believed might underperform the U.S. stock market. It held a short position in U.S. large-cap stocks (representing -1.31% of its total net assets), a short position in a S&P 500® Index put spread (representing -0.85% of its total net assets) and a short position in a Brazilian knock-out put option (representing -0.18% of its total net assets). (A knock-out option is an option with a built-in mechanism to expire worthless if a specified price level in the underlying asset is reached. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price at the time of expiry.) As for currency-related investments, the Fund held a short position in the Mexican peso versus a long position in the U.S. dollar (representing -1.91% of its total net assets). The Fund had no short positions in fixed income-related investments or commodity-related investments at the start of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of tactical changes to the Fund’s exposures.

In terms of equity-related exposures, we established a position in an S&P 500® Energy Index call option during October 2020. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) Energy stocks had underperformed the S&P 500® Index by a

18

PORTFOLIO RESULTS

large margin in 2020, so we believed there could be meaningful upside if they recovered even a fraction of their value. Also in October, we allowed the Fund’s position in Brazilian equity index options to expire. Since the inception of that tilt in August 2020, the U.S. dollar-denominated MSCI Brazil Index had fallen approximately 9.7%, and several catalysts that we had anticipated, such as the stalling of the government’s reform agenda and growing concerns about the country’s fiscal situation, had played out. In November, we added a short position in EURO STOXX 50® bank put options, which replaced part of the Fund’s previous outright long position in Eurozone bank stocks, because we considered Eurozone bank stocks undervalued. Additionally, during November, we established a short position in S&P 500® Index put options, seeking to take advantage of what we believed to be short-term market volatility. We also allowed the Fund’s S&P 500® Index put option spread to expire out of the money. (A put option spread is a strategy that involves purchasing put options at a specific strike price, while simultaneously selling the same number of put options on the same asset but at a lower strike price. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.) Finally, we added a short position in a Russell 2000® put option, which expressed our view that U.S. small-cap stocks could appreciate if economic growth accelerated with the rollout of COVID-19 vaccines but could still face headwinds from uncertainty about the spread of the virus during the winter months. In December 2020, we implemented a relative value tilt, wherein the Fund held a long position in the U.S. health care sector versus a short position in the broader S&P 500® Index, as we saw strong relative valuations and the potential for growth in the health care sector as well as scope for policy risk to recede. That same month, we added a short position in S&P 500® Index put options, as we sought to position the Fund to participate in additional equity gains. During January 2021, we added a STOXX® Europe 600 Index options tilt, which consisted of a long position in a call option and a short position in a put option, because we thought accelerating global economic growth could potentially benefit European firms. We also removed the Fund’s long position in 2021 EURO STOXX 50® dividend futures, as we thought dividend payouts might be capped in the near term. We added a long position in S&P 500® Index put options amid a number of near-term event risks, such as a spike in COVID-19 infections and the outlook for new fiscal stimulus measures. In early February, as these risks dissipated, we allowed this long position in S&P 500® Index put options to expire. We also removed the Fund’s long position in S&P 500® Energy Index call options, taking profits, as energy stocks appreciated. During March 2021, we sold an S&P 500® Index put option because we thought the U.S. economic expansion was likely to continue in the near term. In May, we eliminated the Fund’s short position in EURO STOXX 50® bank put options as we believed they had achieved much of their maximum return potential. In July, we initiated a position in an S&P 500® Index put option spread based on the potential for several near-term event risks, such as a flare-up in U.S. COVID-19 infections due to the Delta variant and uncertainty around then-upcoming Fed messaging. During August, the Fund’s STOXX® Europe 600 Index options tilt was removed, reflecting the underlying index’s gains since the position was established in January, and it was replaced with a long position in FTSE 100 Index options. At the same time, we added a long position in Nikkei 225 options. Finally, we initiated an energy equity call spread, which consists of a long position in an out-of-the-money call option and a short position in an out-of-the-money call option in an effort to gain access to potential gains in the S&P 500® energy sector while also protecting the Fund from possible downside risk. (A call spread is an option spread strategy that is created when equal number of call options with different expiry dates are bought and sold simultaneously. “Out-of-the-money” is a term used to describe a call option with a strike price that is higher than the market price of the underlying asset.)

Regarding fixed income-related exposures, in October 2020, we exited the Fund’s short position in a received swaption on one-year U.S. Treasury yields, which had been implemented in July 2020 as part of the Fund’s position in a 30-year U.S. interest rate options tilt. The elimination of the short position left the Fund with an outright long position in a payer swaption on 30-year U.S. Treasury yields that could potentially benefit from a continued rise in long-term interest rates. (Swaptions are options on interest rate swap contracts. In a receiver swaption, the purchaser has the option to enter into a swap contract wherein they will receive the fixed rate and pay the floating rate. In a payer swaption, the purchaser has the right but not the obligation to enter into a swap contract wherein they become the fixed-rate payer and the floating-rate receiver.) During December 2020, we initiated a long position in U.S. bank loans, as we believed they could enhance the Fund’s yield if interest rates started to normalize.

In terms of currency-related exposures, we removed part of the Fund’s long U.S. dollar versus short Mexican peso tilt during September 2020. We had expected the Mexican peso

19

PORTFOLIO RESULTS

to depreciate versus the U.S. dollar on the back of demand for U.S. dollars from Mexican corporations, heavy investor positioning in the Mexican peso and political and economic deterioration in Mexico. However, these potential catalysts were overshadowed by the attractiveness of Mexico’s high nominal interest rates in an environment where investors were searching for yield. In November, we eliminated the tilt entirely because we believed the attractiveness of Mexico’s high interest rates and weakness in the U.S. dollar were working against the positioning. During December, we eliminated the Fund’s long position in the euro versus its short position in the Swiss franc, as investors generally decreased their exposure to euro-denominated assets and increased their exposure to the perceived safe haven of Swiss franc-denominated assets. We also allowed the Fund’s long position in the U.S. dollar versus its short position in the Chinese renminbi to expire given that the renminbi had appreciated. In March 2021, we added a long position in the U.S. dollar versus short positions in the euro, Japanese yen and Swiss franc because we thought 2021 U.S. economic growth was on pace to outperform that of the Eurozone, Japan and Switzerland. During the middle of April, we established a long position in the Brazilian real versus a short position in the U.S. dollar, as we believed the Brazilian real was undervalued. We removed this positioning in early May, as we believed part of our investment thesis had been realized, but we then reinitiated it in the form of a put option spread as the Brazilian real remained undervalued, in our view. During June, in a risk management move, we eliminated the position, taking profits. In July, we implemented a short position in the Chinese renminbi versus a long position in the U.S. dollar, as we believed the renminbi faced headwinds due to China’s slower economic growth and dovish central bank. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

As for commodities-related exposures, we implemented a short position in the WTI crude oil futures curve during October 2020, which was expressed through the Fund’s short position in a December 2020 New York Mercantile Exchange (“NYMEX”) WTI crude oil futures contract and the Fund’s long position in a December 2021 NYMEX WTI crude oil futures contract. Although crude oil prices had dropped from their summer 2020 peak levels, global oil inventories remained elevated and there were, in our view, inconsistent market expectations for higher WTI crude oil prices in the short term. In December, we removed the Fund’s short position in the WTI crude oil futures curve. Near-term oil prices had strengthened relative to longer-term prices as positive COVID-19 vaccine news and strong Asian oil demand offset the negative risk factors that had favored the tilt. During January 2021, we added a long position in WTI crude oil futures because we expected oil demand to strengthen as COVID-19 vaccine distribution reached a critical number of people. We eliminated this position, taking profits, during February. Also in February, we implemented a long position in a gold put option in response to a decline in gold prices, allowing the position to expire in July as gold prices rose.

In July 2021, we introduced a new trend-based rotation tilt, a completely rules-based approach that selects from among 10 macro asset classes each month. Because this is the first rules-based tilt that rotates across macro asset classes, we started with a small initial allocation that could be upsized over time.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives and similar instruments as part of its investment strategy to express views implemented in the Fund. Positions were supported predominantly by cash held in the Fund specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Fund employed equity and bond futures, equity index options, total return swaps, swaptions, options on commodity futures, forward foreign currency exchange contracts and options on forward foreign currency exchange contracts to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Fund’s use of equity futures to gain exposure to U.S. and European securities collectively detracted from performance. Bond futures, which the Fund employed to gain exposure to U.S. Treasury securities and other developed countries’ government bonds, detracted from results. To afford greater risk management precision, options on equity indices were employed to tactically adjust the amount of equity risk and downside risk in the Fund. The Fund’s use of equity options to gain exposure to the S&P 500® Index, S&P 500® Energy Index, EURO STOXX 50®, STOXX® Europe 600 Index, and U.K. and Japanese equities collectively added to performance. In addition, the Fund’s use of total return swaps within the systematic downside mitigation tactical tilt and the systematic upside improvement tilt, as well as to take both long and short positions on a basket of large-cap stocks and to gain exposure to European bank stocks, had a positive

20

PORTFOLIO RESULTS

impact on performance. (The systematic downside mitigation tactical tilt seeks to limit the Fund’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market. The systematic upside improvement tilt seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. The resulting long positions are then held against an equally-sized short position in the S&P 500® Index.) Swaptions, which were used to express our views on U.S. interest rates, added to performance. Additionally, the Fund used options on commodity futures to express our views of WTI crude oil and gold, which had a negative impact overall on performance. Forward foreign currency exchange contracts, which were used to express our views on developed and emerging markets currencies, detracted overall from the Fund’s performance. Options on forward foreign currency exchange contracts, employed to gain exposure to numerous non-U.S. currencies, had a neutral impact on results.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 18.56% of its total net assets invested in long equity-related investments; approximately 23.55% of its total net assets invested in long fixed income-related investments; 0.00% of its total net assets invested in long currency-related investments; and 0.00% of its total net assets invested in long commodity-related investments. The Fund had a short position (representing approximately -5.27% of its total net assets) in equity-related investments. Specifically, the Fund held a short position (representing approximately -3.15% of its total net assets) in a basket of large-cap equity-related investments we believed might underperform the U.S. stock market, and it held a short position in S&P 500® Index options (representing approximately -2.12% of its total net assets) as part of relative value tilt wherein the Fund held a long position in the U.S. health care sector versus a short position in U.S. large-cap stocks. In addition, the Fund had a short position (representing approximately -2.34% of its total net assets) in currency-related investments. The Fund had no short positions in fixed income-related investments or commodity-related investments at the end of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected a strong pickup in global economic growth, as most countries continued to recover from their pandemic-induced recessions. In developed countries, the rollout of COVID-19 vaccinations had enabled most major economies to continue reopening, supporting their ongoing economic recovery. Nevertheless, the spread of the COVID-19 Delta variant represented a headwind, while supply bottlenecks across product and labor markets remain pronounced, holding back recovery somewhat. In our view, these supply constraints should begin to ease in the near term. We expected the U.S. economy to outperform its major developed markets peers in the short term, benefiting from an earlier reopening and firm consumer spending on the back of large fiscal stimulus.

In the emerging markets, many economies had made substantial progress on recovery by the end of the Reporting Period, with most countries reporting activity levels in the first quarter of 2021 that were higher than pre-pandemic levels. COVID-19 vaccinations were progressing slowly but steadily, and we believed the populations of most emerging markets countries were on track to acquire a meaningful degree of protective immunity by the middle of 2022. Nevertheless, they remained exposed to new waves of infections at the end of the Reporting Period.

As for inflation, we expected diminishing slack in the U.S., which would keep inflation slightly elevated in the short term. In contrast, we thought underlying price pressures in the Eurozone were likely to remain more muted through the end of 2021 following the reopening boost and base effects. (Base effects refers to the arithmetical impact of an increase or decrease in inflation rates between corresponding periods of time.) Accordingly, we noted a policy divergence between the U.S. Fed and the ECB at the end of the Reporting Period. The Fed, which has indicated it may not raise interest rates

21

PORTFOLIO RESULTS

until at least 2023, seemed to be on course to announce the tapering of its asset purchase program at one of its near-term policy meetings. Meanwhile, the ECB strengthened its dovish guidance on interest rates, effectively pledging to maintain an accommodative policy stance for a prolonged period. At the same time, inflationary pressures in certain emerging markets countries have led their central banks to hike interest rates. Meanwhile, most Asian economies are likely to see a continuation of accommodative monetary policies amid subdued inflation, in our opinion.

As for the financial markets, we expected well-diversified portfolios with moderate risk to generate what we consider to be attractive returns for 2021 overall, led by global equities. That said, we saw an abundance of risks, with the two greatest being a deterioration in U.S.-China relations and a worsening of the pandemic through the emergence of new variants or setbacks in the COVID-19 vaccine rollout.

22

FUND BASICS

Tactical Tilt Overlay Fund

as of August 31, 2021

PORTFOLIO COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of August 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index and the Fund’s former benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Institutional (Commenced July 31, 2014)	9.43%	3.64%	2.95%

Class R6 (Commenced December 29, 2017)	9.48%	N/A	3.88%

Class P (Commenced April 17, 2018)	9.47%	N/A	4.38%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

PORTFOLIO RESULTS

Index Definitions

Global Managed Beta Fund

The MSCI ACWI Investable Market Index (IMI) captures large-, mid- and small-cap representation across 23 developed markets countries and 27 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from eight Eurozone countries.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Strategic Factor Allocation Fund

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Strategic Factor Volatility Fund

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Tactical Tilt Overlay Fund

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from eight Eurozone countries.

FTSE 100 Index, or the Financial Times Stock Exchange 100 Index, is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization.

S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, energy sector.

MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market.

Nikkei 225 is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

STOXX® Europe 600 Index derived from the STOXX® Europe Total Market Index and is a subset of the STOXX® Global 1800 Index. With a fixed number of 600 components, the STOXX® Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region.

Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

It is not possible to invest directly in an unmanaged index.

25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 10.3%
Aerospace & Defense – 0.1%
5,896	BAE Systems PLC	$46,063
222	Elbit Systems Ltd.	32,296
376	General Dynamics Corp.	75,317
1,295	Howmet Aerospace, Inc.	41,116
814	Huntington Ingalls Industries, Inc.	166,194
643	L3Harris Technologies, Inc.	149,826
505	Lockheed Martin Corp.	181,699
782	Northrop Grumman Corp.	287,541
1,270	Raytheon Technologies Corp.	107,645
7,659	Singapore Technologies Engineering Ltd.	21,448
3,850	Textron, Inc.	279,780
297	Thales SA	30,166
234	The Boeing Co.*	51,363

		1,470,454

Air Freight & Logistics – 0.1%
2,891	C.H. Robinson Worldwide, Inc.	260,363
10,499	Deutsche Post AG	738,175
643	DSV PANALPINA A/S	163,786
1,049	Expeditors International of Washington, Inc.	130,747
1,160	FedEx Corp.	308,200
2,164	GXO Logistics, Inc.*	176,994
1,570	SG Holdings Co. Ltd.	42,622
1,555	United Parcel Service, Inc. Class B	304,205
2,846	Yamato Holdings Co. Ltd.	72,355

		2,197,447

Airlines* – 0.0%
360	Southwest Airlines Co.	17,921

Auto Components – 0.0%
605	Aptiv PLC*	92,075
3,965	BorgWarner, Inc.	169,226
1,222	Bridgestone Corp.	56,253
235	Cie Generale des Etablissements Michelin SCA	38,046
799	Denso Corp.	55,925
311	Lear Corp.	49,741
1,244	Magna International, Inc.	98,236
1,887	Sumitomo Electric Industries Ltd.	25,202
502	Toyota Industries Corp.	42,384

		627,088

Automobiles – 0.1%
637	Bayerische Motoren Werke AG	60,463
2,107	Daimler AG	177,736
300	Ferrari NV	65,076
29,715	Ford Motor Co.*	387,187
2,527	General Motors Co.*	123,848
4,700	Honda Motor Co. Ltd.	142,253
4,252	Stellantis NV	85,057
1,277	Tesla, Inc.*	939,515
2,703	Toyota Motor Corp.	235,413
64	Volkswagen AG	21,414

		2,237,962

Common Stocks – (continued)
Banks – 0.4%
7,095	Australia & New Zealand Banking Group Ltd.	143,604
4,450	Bank Hapoalim BM	38,282
15,743	Bank Leumi Le-Israel BM	130,056
19,788	Bank of America Corp.	826,149
1,831	Bank of Montreal	182,222
391	Banque Cantonale Vaudoise	33,155
35,149	Barclays PLC	89,117
2,077	BNP Paribas SA	131,578
29,118	BOC Hong Kong Holdings Ltd.	88,116
1,541	Canadian Imperial Bank of Commerce	177,276
5,315	Citigroup, Inc.	382,202
1,649	Citizens Financial Group, Inc.	72,210
3,112	Commonwealth Bank of Australia	226,747
3,311	Credit Agricole SA	47,790
1,725	Danske Bank A/S	28,946
4,329	DBS Group Holdings Ltd.	95,987
2,734	DNB Bank ASA	57,706
2,099	Fifth Third Bancorp	81,567
2,283	FinecoBank Banca Fineco SpA*	42,058
398	First Republic Bank	79,178
1,949	Hang Seng Bank Ltd.	34,843
15,412	HSBC Holdings PLC	81,389
2,966	Huntington Bancshares, Inc.	46,062
4,891	ING Groep NV	67,468
17,150	Intesa Sanpaolo SpA	48,532
10,673	Israel Discount Bank Ltd. Class A*	55,129
4,046	Japan Post Bank Co. Ltd.	35,380
9,358	JPMorgan Chase & Co.	1,496,812
381	KBC Group NV	32,019
2,230	KeyCorp.	45,314
439	M&T Bank Corp.	61,464
3,912	Mediobanca Banca di Credito Finanziario SpA*	46,117
21,923	Mitsubishi UFJ Financial Group, Inc.	118,942
2,319	Mizrahi Tefahot Bank Ltd.	77,148
3,878	Mizuho Financial Group, Inc.	54,338
4,993	National Australia Bank Ltd.	100,665
3,794	National Bank of Canada	301,138
7,738	Natwest Group PLC	22,595
4,118	Nordea Bank Abp	48,366
22,134	Oversea-Chinese Banking Corp. Ltd.	187,307
1,006	Raiffeisen Bank International AG	24,120
2,610	Regions Financial Corp.	53,322
7,526	Resona Holdings, Inc.	29,104
5,754	Royal Bank of Canada	591,066
5,390	Skandinaviska Enskilda Banken AB Class A	72,290
4,380	Standard Chartered PLC	27,314
6,873	Sumitomo Mitsui Financial Group, Inc.	237,227
1,315	Sumitomo Mitsui Trust Holdings, Inc.	42,952
164	SVB Financial Group*	91,758
4,564	Svenska Handelsbanken AB Class A	51,284
29,440	The Bank of East Asia Ltd.	49,360
2,606	The Bank of Nova Scotia	161,423
694	The PNC Financial Services Group, Inc.	132,623

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Banks – (continued)
2,903	The Shizuoka Bank Ltd.	$22,741
6,279	The Toronto-Dominion Bank	407,751
1,413	Truist Financial Corp.	80,626
2,824	U.S. Bancorp	162,069
5,366	United Overseas Bank Ltd.	101,585
6,569	Wells Fargo & Co.	300,203
6,182	Westpac Banking Corp.	116,305

		8,670,097

Beverages – 0.1%
290	Anheuser-Busch InBev SA	17,786
960	Asahi Group Holdings Ltd.	44,625
1,475	Brown-Forman Corp. Class B	103,575
433	Carlsberg AS Class B	75,630
2,126	Coca-Cola Europacific Partners PLC	122,755
1,097	Coca-Cola HBC AG	39,706
253	Constellation Brands, Inc. Class A	53,418
3,438	Davide Campari-Milano NV	47,548
1,934	Diageo PLC	92,973
509	Heineken Holding NV	47,216
440	Heineken NV	48,190
2,683	Ito En Ltd.	169,786
2,945	Keurig Dr Pepper, Inc.	105,048
1,169	Kirin Holdings Co. Ltd.	21,178
6,953	Molson Coors Beverage Co. Class B	330,476
3,384	Monster Beverage Corp.*	330,177
4,518	PepsiCo, Inc.	706,570
376	Pernod Ricard SA	79,151
349	Remy Cointreau SA	68,728
1,619	Suntory Beverage & Food Ltd.	64,895
190	The Boston Beer Co., Inc. Class A*	108,340
6,581	The Coca-Cola Co.	370,576

		3,048,347

Biotechnology – 0.2%
5,675	AbbVie, Inc.	685,427
1,515	Amgen, Inc.	341,678
1,496	Biogen, Inc.*	507,009
862	CSL Ltd.	196,056
186	Genmab A/S*	88,114
4,868	Gilead Sciences, Inc.	354,293
2,486	Grifols SA	60,774
1,060	Horizon Therapeutics PLC*	114,575
3,263	Incyte Corp.*	249,587
667	Moderna, Inc.*	251,252
586	Novavax, Inc.*	139,785
298	Regeneron Pharmaceuticals, Inc.*	200,673
1,719	Seagen, Inc.*	288,104
1,269	Vertex Pharmaceuticals, Inc.*	254,168

		3,731,495

Building Products – 0.1%
1,336	A.O. Smith Corp.	97,154
492	AGC, Inc.	23,768
1,749	Allegion PLC	251,838
1,075	Assa Abloy AB Class B	34,401

Common Stocks – (continued)
Building Products – (continued)
2,707	Carrier Global Corp.	155,923
3,123	Cie de Saint-Gobain	226,395
555	Daikin Industries Ltd.	138,498
1,121	Fortune Brands Home & Security, Inc.	109,152
122	Geberit AG	101,883
2,127	Johnson Controls International PLC	159,100
529	Kingspan Group PLC	60,409
794	Lennox International, Inc.	266,133
1,179	Lixil Corp.	34,311
5,980	Masco Corp.	363,106
6,008	Nibe Industrier AB Class B	83,741
2,425	Owens Corning	231,709
100	Rockwool International A/S Class B	52,903
790	Trane Technologies PLC	156,815
25,678	Xinyi Glass Holdings Ltd.	107,905

		2,655,144

Capital Markets – 0.3%
1,266	3i Group PLC	23,283
691	Ameriprise Financial, Inc.	188,581
258	Amundi SA(a)	24,418
2,706	Apollo Global Management, Inc.	161,765
938	ASX Ltd.	60,034
272	BlackRock, Inc.	256,575
2,913	Blackstone, Inc.	366,251
804	Brookfield Asset Management, Inc. Class A	44,729
462	Cboe Global Markets, Inc.	58,281
318	CME Group, Inc.	64,147
3,696	Credit Suisse Group AG	39,154
5,673	Daiwa Securities Group, Inc.	32,092
407	Deutsche Boerse AG	70,190
2,099	EQT AB	107,131
850	FactSet Research Systems, Inc.	323,187
1,041	Franklin Resources, Inc.	33,770
477	Futu Holdings Ltd. ADR*	45,406
8,717	Hargreaves Lansdown PLC	181,031
4,662	Hong Kong Exchanges & Clearing Ltd.	294,517
1,471	IGM Financial, Inc.	53,645
953	Intercontinental Exchange, Inc.	113,912
9,859	Invesco Ltd.	249,630
2,430	Japan Exchange Group, Inc.	57,872
2,337	KKR & Co., Inc.	150,246
341	London Stock Exchange Group PLC	37,354
683	Macquarie Group Ltd.	82,896
2,863	Magellan Financial Group Ltd.	90,289
428	MarketAxess Holdings, Inc.	203,694
1,598	Moody’s Corp.	608,470
5,831	Morgan Stanley	608,931
236	MSCI, Inc.	149,761
530	Nasdaq, Inc.	103,763
594	Northern Trust Corp.	70,401
160	Partners Group Holding AG	283,681
484	Raymond James Financial, Inc.	67,712
1,082	S&P Global, Inc.	480,213
645	Schroders PLC	33,534

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
1,766	SEI Investments Co.	$110,922
33,802	Singapore Exchange Ltd.	248,099
1,810	St. James’s Place PLC	40,082
1,818	State Street Corp.	168,910
1,300	T. Rowe Price Group, Inc.	291,031
2,889	The Bank of New York Mellon Corp.	159,531
2,800	The Carlyle Group, Inc.	138,264
2,862	The Charles Schwab Corp.	208,497
498	TMX Group Ltd.	54,787
681	Tradeweb Markets, Inc. Class A	59,254
6,478	UBS Group AG	108,061

		7,407,984

Chemicals – 0.2%
724	Air Liquide SA	129,771
281	Air Products & Chemicals, Inc.	75,732
1,103	Akzo Nobel NV	135,933
461	Albemarle Corp.	109,137
1,411	Arkema SA	187,529
908	BASF SE	70,242
359	Celanese Corp.	56,937
424	CF Industries Holdings, Inc.	19,258
453	Chr Hansen Holding A/S	41,803
1,919	Corteva, Inc.	84,378
852	Covestro AG(a)	55,216
937	Croda International PLC	117,951
1,346	Dow, Inc.	84,663
2,117	DuPont de Nemours, Inc.	156,700
1,290	Eastman Chemical Co.	145,976
817	Ecolab, Inc.	184,119
77	EMS-Chemie Holding AG	83,434
716	Evonik Industries AG	24,175
268	FMC Corp.	25,093
34	Givaudan SA	170,577
274	International Flavors & Fragrances, Inc.	41,511
914	Johnson Matthey PLC	36,952
1,243	JSR Corp.	43,070
490	Koninklijke DSM NV	104,320
798	Linde PLC	251,043
232	LyondellBasell Industries NV Class A	23,281
5,794	Mitsubishi Chemical Holdings Corp.	50,872
1,010	Mitsubishi Gas Chemical Co., Inc.	19,031
2,131	Mitsui Chemicals, Inc.	73,567
2,221	Nippon Sanso Holdings Corp.	53,825
771	Nitto Denko Corp.	58,489
898	Novozymes A/S Class B	72,592
2,160	Nutrien Ltd.	131,314
770	PPG Industries, Inc.	122,854
831	RPM International, Inc.	68,383
605	Shin-Etsu Chemical Co. Ltd.	99,927
376	Sika AG	135,475
312	Solvay SA	40,838
576	Symrise AG	81,971
4,908	The Mosaic Co.	157,939
1,016	The Sherwin-Williams Co.	308,529
3,799	Toray Industries, Inc.	25,616
693	Yara International ASA	34,804

		3,994,827

Common Stocks – (continued)
Commercial Services & Supplies – 0.1%
5,689	Brambles Ltd.	50,287
797	Cintas Corp.	315,429
1,032	Copart, Inc.*	148,938
1,156	Dai Nippon Printing Co. Ltd.	27,466
1,369	GFL Environmental, Inc.	48,232
5,644	Rentokil Initial PLC	45,087
861	Republic Services, Inc.	106,876
1,058	Ritchie Bros Auctioneers, Inc.	66,290
9,657	Rollins, Inc.	375,851
460	Secom Co. Ltd.	34,883
4,454	Securitas AB Class B	74,093
483	Sohgo Security Services Co. Ltd.	21,881
796	Waste Connections, Inc.	102,851
728	Waste Management, Inc.	112,920

		1,531,084

Communications Equipment – 0.1%
238	Arista Networks, Inc.*	87,948
11,477	Cisco Systems, Inc.	677,373
1,409	F5 Networks, Inc.*	286,830
3,543	Juniper Networks, Inc.	102,676
508	Motorola Solutions, Inc.	124,064
7,364	Nokia Oyj*	44,236
6,541	Telefonaktiebolaget LM Ericsson Class B	77,479

		1,400,606

Construction & Engineering – 0.1%
9,883	ACS Actividades de Construccion y Servicios SA	266,803
878	Bouygues SA	36,765
1,424	Eiffage SA	148,166
1,279	Ferrovial SA	37,039
2,597	Obayashi Corp.	21,369
6,199	Skanska AB Class B	178,705
1,724	Vinci SA	184,971
4,824	WSP Global, Inc.	629,856

		1,503,674

Construction Materials – 0.0%
1,432	CRH PLC	75,861
1,006	HeidelbergCement AG	87,247
1,594	LafargeHolcim Ltd.	90,829
1,280	James Hardie Industries PLC	49,336
177	Martin Marietta Materials, Inc.	67,481
244	Vulcan Materials Co.	45,367

		416,121

Consumer Finance – 0.1%
4,672	Ally Financial, Inc.	247,149
1,466	American Express Co.	243,297
1,298	Capital One Financial Corp.	215,429
1,855	Discover Financial Services	237,848
1	Isracard Ltd.	3
5,706	Synchrony Financial	283,874

		1,227,600

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Containers & Packaging – 0.1%
2,459	Amcor PLC	$31,598
402	Avery Dennison Corp.	90,607
768	Ball Corp.	73,697
792	CCL Industries, Inc. Class B	45,211
1,243	Crown Holdings, Inc.	136,469
2,711	International Paper Co.	162,904
296	Packaging Corp. of America	44,903
672	Sealed Air Corp.	41,012
4,627	Smurfit Kappa Group PLC	265,191
3,985	Westrock Co.	207,380

		1,098,972

Distributors – 0.0%
1,869	Genuine Parts Co.	228,373
6,659	LKQ Corp.*	350,863
763	Pool Corp.	377,151

		956,387

Diversified Financial Services – 0.1%
4,442	Berkshire Hathaway, Inc. Class B*	1,269,390
692	Equitable Holdings, Inc.	21,459
342	Groupe Bruxelles Lambert SA	39,182
1,425	Industrivarden AB Class A	52,465
2,453	Industrivarden AB Class C	85,541
6,808	Investor AB Class B	162,838
2,216	Kinnevik AB Class B*	86,825
1,234	L E Lundbergforetagen AB Class B	78,844
13,335	M&G PLC	37,773
4,094	ORIX Corp.	76,384
186	Sofina SA	82,224
1,033	Tokyo Century Corp.	59,069
1,647	Voya Financial, Inc.	107,022
189	Wendel SE	27,427

		2,186,443

Diversified Telecommunication Services – 0.1%
20,535	AT&T, Inc.	563,070
1,043	BCE, Inc.	54,397
1,059	Cellnex Telecom SA(a)	72,487
10,347	Deutsche Telekom AG	220,011
848	Elisa Oyj	54,349
37,703	HKT Trust and HKT Ltd.	51,411
240	Iliad SA	51,610
3,075	Infrastrutture Wireless Italiane SpA(a)	36,585
11,358	Koninklijke KPN NV	36,384
7,153	Liberty Global PLC Class A*	205,577
8,081	Liberty Global PLC Class C*	234,187
17,204	Lumen Technologies, Inc.	211,609
10,490	Nippon Telegraph & Telephone Corp.	279,483
3,682	Orange SA	41,861
15,280	Singapore Telecommunications Ltd.	26,398
14,275	Spark New Zealand Ltd.	49,016
153	Swisscom AG	89,801
86,846	Telecom Italia SpA	39,347
8,726	Telefonica SA	43,177
3,393	Telenor ASA	59,442

Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
8,289	Telia Co. AB	35,637
16,665	Telstra Corp. Ltd.	46,721
2,320	TELUS Corp.	53,456
960	United Internet AG	41,494
10,412	Verizon Communications, Inc.	572,660

		3,170,170

Electric Utilities – 0.1%
986	Alliant Energy Corp.	59,939
926	American Electric Power Co., Inc.	82,942
38,024	AusNet Services Ltd.	53,702
2,288	Chubu Electric Power Co., Inc.	27,667
3,420	CLP Holdings Ltd.	34,186
1,068	Duke Energy Corp.	111,777
438	Edison International	25,334
10,204	EDP — Energias de Portugal SA	56,015
285	Elia Group SA	35,795
930	Emera, Inc.	43,903
2,652	Endesa SA	63,760
11,616	Enel SpA	105,827
357	Entergy Corp.	39,488
743	Evergy, Inc.	50,858
578	Eversource Energy	52,442
2,468	Exelon Corp.	120,981
1,038	Fortis, Inc.	47,554
1,136	Fortum Oyj	34,529
32,706	HK Electric Investments & HK Electric Investments Ltd.	32,529
2,473	Hydro One Ltd.(a)	61,548
13,369	Iberdrola SA	165,661
11,187	Mercury NZ Ltd.	52,447
3,339	NextEra Energy, Inc.	280,443
8,570	NRG Energy, Inc.	391,392
739	Orsted A/S(a)	117,490
478	Pinnacle West Capital Corp.	36,758
3,998	Power Assets Holdings Ltd.	25,092
1,331	PPL Corp.	39,065
2,047	Red Electrica Corp. SA	40,824
1,906	SSE PLC	42,817
6,654	Terna Rete Elettrica Nazionale	52,634
1,224	The Southern Co.	80,454
619	Verbund AG	67,807
1,097	Xcel Energy, Inc.	75,419

		2,609,079

Electrical Equipment – 0.1%
4,330	ABB Ltd.	160,187
823	AMETEK, Inc.	111,903
1,115	Eaton Corp. PLC	187,721
899	Emerson Electric Co.	94,844
471	Fuji Electric Co. Ltd.	20,376
312	Generac Holdings, Inc.*	136,338
726	Legrand SA	83,297
2,971	Mitsubishi Electric Corp.	40,617
837	Nidec Corp.	95,609
1,957	Plug Power, Inc.*	50,999

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
1,101	Prysmian SpA	$41,453
642	Rockwell Automation, Inc.	208,939
1,076	Schneider Electric SE	192,245
1,259	Sensata Technologies Holding PLC*	74,508
1,063	Siemens Energy AG*	30,850
1,624	Siemens Gamesa Renewable Energy SA*	48,154
1,334	Sunrun, Inc.*	59,030
2,705	Vestas Wind Systems A/S	109,219

		1,746,289

Electronic Equipment, Instruments & Components – 0.1%
1,540	Amphenol Corp. Class A	118,010
3,244	Arrow Electronics, Inc.*	393,238
1,258	Azbil Corp.	54,552
2,651	CDW Corp.	531,817
923	Cognex Corp.	81,796
2,660	Corning, Inc.	106,373
1,607	Halma PLC	66,362
569	Hamamatsu Photonics KK	33,163
6,672	Hexagon AB Class B	115,697
200	Hirose Electric Co. Ltd.	33,299
807	Ibiden Co. Ltd.	43,422
183	IPG Photonics Corp.*	31,235
342	Keyence Corp.	205,314
1,580	Keysight Technologies, Inc.*	283,421
634	Kyocera Corp.	39,414
1,314	Murata Manufacturing Co. Ltd.	108,323
994	Omron Corp.	93,661
253	TDK Corp.	26,517
970	TE Connectivity Ltd.	145,713
111	Teledyne Technologies, Inc.*	51,435
967	Trimble, Inc.*	91,111
2,472	Venture Corp. Ltd.	35,135
481	Zebra Technologies Corp. Class A*	282,429

		2,971,437

Energy Equipment & Services – 0.0%
6,825	Baker Hughes Co.	155,473
6,220	Halliburton Co.	124,276
2,574	Schlumberger N.V	72,175
8,048	Tenaris SA	81,006

		432,930

Entertainment – 0.1%
2,276	Activision Blizzard, Inc.	187,474
32,886	Bollore SA	194,917
3,070	Capcom Co. Ltd.	85,497
1,247	Electronic Arts, Inc.	181,077
2,446	Embracer Group AB*	55,680
932	Koei Tecmo Holdings Co. Ltd.	39,771
479	Konami Holdings Corp.	30,322
970	Liberty Media Corp.-Liberty Formula One Class C*	49,024
461	Live Nation Entertainment, Inc.*	39,969
797	Netflix, Inc.*	453,644

Common Stocks – (continued)
Entertainment – (continued)
1,675	Nexon Co. Ltd.	30,550
214	Nintendo Co. Ltd.	102,814
828	Roku, Inc.*	291,787
179	Sea Ltd. ADR*	60,559
1,122	Square Enix Holdings Co. Ltd.	65,228
758	Take-Two Interactive Software, Inc.*	122,205
2,535	The Walt Disney Co.*	459,595
834	Toho Co. Ltd.	36,133
1,312	Ubisoft Entertainment SA*	83,341
2,042	Vivendi SE	77,783

		2,647,370

Equity Real Estate Investment Trusts (REITs) – 0.1%
526	Alexandria Real Estate Equities, Inc.	108,551
382	American Tower Corp.	111,609
10,532	Ascendas Real Estate Investment Trust	23,771
194	AvalonBay Communities, Inc.	44,538
629	Boston Properties, Inc.	71,071
1,496	Camden Property Trust	224,460
814	Canadian Apartment Properties REIT	39,427
466	Crown Castle International Corp.	90,726
10	Daiwa House REIT Investment Corp.	29,534
4,704	Dexus	36,607
1,606	Digital Realty Trust, Inc.	263,239
882	Duke Realty Corp.	46,314
109	Equinix, Inc.	91,936
487	Equity LifeStyle Properties, Inc.	41,429
484	Equity Residential	40,690
99	Essex Property Trust, Inc.	32,743
749	Extra Space Storage, Inc.	139,996
13	GLP J-REIT	23,598
6,503	Goodman Group	109,836
1,001	Invitation Homes, Inc.	41,221
2,073	Iron Mountain, Inc.	98,986
4	Japan Real Estate Investment Corp.	24,720
3,020	Link REIT	27,767
23,558	Mapletree Logistics Trust	35,438
1,154	Medical Properties Trust, Inc.	23,634
773	Mid-America Apartment Communities, Inc.	148,702
21	Nippon Prologis REIT, Inc.	75,517
1,059	Prologis, Inc.	142,605
604	Public Storage	195,460
583	Realty Income Corp.	42,104
955	Regency Centers Corp.	65,532
222	SBA Communications Corp.	79,691
5,894	Segro PLC	104,171
10,224	Stockland	34,454
764	Sun Communities, Inc.	153,938
528	UDR, Inc.	28,523
15	United Urban Investment Corp.	21,188
1,171	Ventas, Inc.	65,506
4,756	VICI Properties, Inc.	147,008
5,315	Weyerhaeuser Co.	191,340
433	WP Carey, Inc.	33,826

		3,351,406

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.3%
2,009	Aeon Co. Ltd.	$53,184
3,664	Alimentation Couche-Tard, Inc. Class B	148,053
7,061	Carrefour SA	140,571
16,643	Coles Group Ltd.	219,641
392	Cosmos Pharmaceutical Corp.	69,417
1,523	Costco Wholesale Corp.	693,711
11,664	Empire Co. Ltd. Class A	377,197
9,350	Endeavour Group Ltd.*	49,932
892	Etablissements Franz Colruyt NV	49,932
1,837	George Weston Ltd.	198,020
1,271	ICA Gruppen AB	63,230
58,395	J Sainsbury PLC	244,068
12,025	Jeronimo Martins SGPS SA	254,864
2,127	Kesko Oyj Class B	88,014
1,322	Kobe Bussan Co. Ltd.	51,426
15,057	Koninklijke Ahold Delhaize NV	507,985
1,322	Lawson, Inc.	63,583
3,630	Loblaw Cos. Ltd.	255,753
1,273	Metro, Inc.	64,848
2,493	Seven & i Holdings Co. Ltd.	108,785
3,184	Sysco Corp.	253,606
23,162	Tesco PLC	81,313
13,425	The Kroger Co.	617,953
1,474	Tsuruha Holdings, Inc.	185,070
4,897	Walgreens Boots Alliance, Inc.	248,523
6,579	Walmart, Inc.	974,350
5,988	Welcia Holdings Co. Ltd.	211,164
19,974	Wm Morrison Supermarkets PLC	79,448
9,350	Woolworths Group Ltd.	284,613

		6,638,254

Food Products – 0.2%
4,941	Ajinomoto Co., Inc.	145,643
2,653	Archer-Daniels-Midland Co.	159,180
2,921	Associated British Foods PLC	79,644
16	Barry Callebaut AG	40,761
1,510	Bunge Ltd.	114,322
1,425	Campbell Soup Co.	59,465
5	Chocoladefabriken Lindt & Spruengli AG	58,804
5,477	Conagra Brands, Inc.	181,398
3,958	Danone SA	289,036
4,015	General Mills, Inc.	232,107
1,685	Hormel Foods Corp.	76,735
1,347	JDE Peet’s NV	46,283
1,263	Kellogg Co.	79,746
334	Kerry Group PLC Class A	48,981
531	Kikkoman Corp.	39,865
361	Lamb Weston Holdings, Inc.	23,519
1,075	McCormick & Co., Inc.	92,762
646	MEIJI Holdings Co. Ltd.	39,730
2,812	Mondelez International, Inc. Class A	174,541
7,464	Nestle SA	942,619
396	Nissin Foods Holdings Co. Ltd.	30,828
4,833	Orkla ASA	43,170

Common Stocks – (continued)
Food Products – (continued)
1,585	Saputo, Inc.	44,586
1,467	The Hershey Co.	260,686
1,587	The J.M. Smucker Co.	196,264
6,058	The Kraft Heinz Co.	218,027
628	Toyo Suisan Kaisha Ltd.	26,026
2,956	Tyson Foods, Inc. Class A	232,105
109,723	WH Group Ltd.(a)	95,170
28,291	Wilmar International Ltd.	86,882

		4,158,885

Gas Utilities – 0.0%
2,083	AltaGas Ltd.	41,721
5,526	APA Group	37,002
423	Atmos Energy Corp.	41,247
1,419	Enagas SA	32,300
22,723	Hong Kong & China Gas Co. Ltd.	36,533
1,616	Naturgy Energy Group SA	41,568
1,345	Osaka Gas Co. Ltd.	25,212
8,515	Snam SpA	50,346
535	Toho Gas Co. Ltd.	24,940
6,761	UGI Corp.	313,102

		643,971

Health Care Equipment & Supplies – 0.4%
3,321	Abbott Laboratories	419,675
945	ABIOMED, Inc.*	343,942
456	Alcon, Inc.	37,556
689	Align Technology, Inc.*	488,501
1,058	Ambu A/S Class B	33,460
1,170	Asahi Intecc Co. Ltd.	35,400
1,581	Baxter International, Inc.	120,504
562	Becton Dickinson & Co.	141,455
1,057	BioMerieux	129,457
2,004	Boston Scientific Corp.*	90,481
311	Carl Zeiss Meditec AG	68,718
1,085	Cochlear Ltd.	184,294
904	Coloplast A/S Class B	156,626
1,470	Danaher Corp.	476,515
884	DENTSPLY SIRONA, Inc.	54,543
362	DexCom, Inc.*	191,650
934	DiaSorin SpA	213,091
3,378	Edwards Lifesciences Corp.*	395,834
2,547	Fisher & Paykel Healthcare Corp. Ltd.	59,442
440	GN Store Nord A/S	33,121
1,754	Hologic, Inc.*	138,829
2,216	Hoya Corp.	357,849
1,031	IDEXX Laboratories, Inc.*	694,646
674	Insulet Corp.*	200,724
198	Intuitive Surgical, Inc.*	208,605
2,907	Koninklijke Philips NV	133,964
683	Masimo Corp.*	185,462
1,250	Medtronic PLC	166,850
1,735	Novocure Ltd.*	232,854
8,772	Olympus Corp.	184,321
1,448	ResMed, Inc.	420,687
803	Siemens Healthineers AG(a)	55,846

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
6,236	Smith & Nephew PLC	$119,413
146	Sonova Holding AG	56,264
433	STERIS PLC	93,099
125	Straumann Holding AG	241,530
679	Stryker Corp.	188,151
775	Sysmex Corp.	88,076
144	Teleflex, Inc.	56,946
1,202	Terumo Corp.	50,160
180	The Cooper Cos., Inc.	81,128
492	West Pharmaceutical Services, Inc.	222,197
332	Zimmer Biomet Holdings, Inc.	49,949

		7,901,815

Health Care Providers & Services – 0.3%
1,678	AmerisourceBergen Corp.	205,068
733	Amplifon SpA	38,341
723	Anthem, Inc.	271,219
3,515	Cardinal Health, Inc.	184,502
2,915	Centene Corp.*	183,587
1,735	Cigna Corp.	367,213
6,115	CVS Health Corp.	528,275
2,262	DaVita, Inc.*	295,802
1,392	Fresenius Medical Care AG & Co. KGaA	107,031
2,336	Fresenius SE & Co. KGaA	121,456
1,310	HCA Healthcare, Inc.	331,404
3,162	Henry Schein, Inc.*	239,015
570	Humana, Inc.	231,089
1,455	Laboratory Corp. of America Holdings*	441,418
1,470	McKesson Corp.	300,086
3,205	Medipal Holdings Corp.	61,267
358	Molina Healthcare, Inc.*	96,220
452	Oak Street Health, Inc.*	21,122
1,559	Quest Diagnostics, Inc.	238,262
2,188	Sonic Healthcare Ltd.	69,270
2,952	UnitedHealth Group, Inc.	1,228,829
1,164	Universal Health Services, Inc. Class B	181,305

		5,741,781

Health Care Technology – 0.0%
3,888	Cerner Corp.	296,849
1,242	M3, Inc.	83,298
242	Teladoc Health, Inc.*	34,950
879	Veeva Systems, Inc. Class A*	291,810

		706,907

Hotels, Restaurants & Leisure – 0.1%
5,147	Aramark	179,064
1,836	Aristocrat Leisure Ltd.	60,938
68	Booking Holdings, Inc.*	156,378
745	Caesars Entertainment, Inc.*	75,714
80	Chipotle Mexican Grill, Inc.*	152,266
297	Darden Restaurants, Inc.	44,743
509	Domino’s Pizza Enterprises Ltd.	58,167
928	Domino’s Pizza, Inc.	479,674
7,042	Entain PLC*	187,147

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
898	Evolution AB(a)	144,984
456	Expedia Group, Inc.*	65,892
382	Flutter Entertainment PLC*	74,263
919	Hilton Worldwide Holdings, Inc.*	114,746
6,142	La Francaise des Jeux SAEM(a)	317,844
740	Marriott International, Inc. Class A*	100,004
1,278	McDonald’s Corp.	303,474
779	McDonald’s Holdings Co. Japan Ltd.	37,157
1,751	MGM Resorts International	74,628
303	Oriental Land Co. Ltd.	45,843
1,792	Starbucks Corp.	210,542
5,559	Tabcorp Holdings Ltd.	19,361
85	Vail Resorts, Inc.*	25,912
2,750	Yum! Brands, Inc.	360,333

		3,289,074

Household Durables – 0.1%
8,407	Barratt Developments PLC	85,513
413	Berkeley Group Holdings PLC	27,433
1,106	D.R. Horton, Inc.	105,756
4,867	Electrolux AB Class B	123,677
715	Garmin Ltd.	124,717
8,590	Husqvarna AB Class B	115,394
1,993	Iida Group Holdings Co. Ltd.	50,597
1,969	Lennar Corp. Class A	211,293
1,402	Mohawk Industries, Inc.*	277,260
5,046	Newell Brands, Inc.	128,219
25	NVR, Inc.*	129,498
5,756	Panasonic Corp.	68,813
2,135	PulteGroup, Inc.	114,991
247	Rinnai Corp.	26,552
2,053	SEB SA	323,166
3,934	Sekisui House Ltd.	78,378
2,749	Sony Group Corp.	284,234
688	Whirlpool Corp.	152,413

		2,427,904

Household Products – 0.1%
1,266	Church & Dwight Co., Inc.	105,914
5,593	Colgate-Palmolive Co.	435,974
1,335	Essity AB Class B	42,850
565	Henkel AG & Co. KGaA	50,853
1,819	Kimberly-Clark Corp.	250,676
2,631	Lion Corp.	44,769
2,511	Pigeon Corp.	72,733
1,594	Reckitt Benckiser Group PLC	121,688
1,775	The Clorox Co.	298,289
5,715	The Procter & Gamble Co.	813,759
1,362	Unicharm Corp.	60,722

		2,298,227

Independent Power and Renewable Electricity Producers – 0.0%
1,834	EDP Renovaveis SA	48,767
10,642	Meridian Energy Ltd.	39,305
1,643	Northland Power, Inc.	54,357
4,771	The AES Corp.	113,884

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – (continued)
3,652	Uniper SE	$144,994
17,160	Vistra Corp.	327,584

		728,891

Industrial Conglomerates – 0.1%
1,292	3M Co.	251,604
21,501	CK Hutchison Holdings Ltd.	156,745
253	DCC PLC	21,506
1,782	General Electric Co	187,841
3,116	Hitachi Ltd.	172,210
817	Honeywell International, Inc.	189,470
2,127	Investment AB Latour Class B	74,109
1,385	Jardine Matheson Holdings Ltd.	75,108
17,142	Melrose Industries PLC	39,583
226	Roper Technologies, Inc.	109,221
1,427	Siemens AG	236,732

		1,514,129

Insurance – 0.3%
8,122	Admiral Group PLC	403,551
2,561	Aflac, Inc.	145,157
1,306	Ageas SA	65,265
19,958	AIA Group Ltd.	238,313
43	Alleghany Corp.*	29,098
1,201	Allianz SE	281,949
338	American Financial Group, Inc.	46,624
1,395	Aon PLC Class A	400,170
3,046	Arch Capital Group Ltd.*	125,191
1,384	Arthur J. Gallagher & Co.	198,770
7,809	Assicurazioni Generali SpA	159,312
525	Assurant, Inc.	89,308
2,337	Athene Holding Ltd. Class A*	156,509
20,657	Aviva PLC	114,814
4,282	AXA SA	120,296
475	Baloise Holding AG	75,745
5	Brookfield Asset Management Reinsurance Partners, Ltd. Class A*	305
1,605	Brown & Brown, Inc.	93,170
930	Chubb Ltd.	171,046
290	Cincinnati Financial Corp.	35,786
3,785	CNP Assurances	64,856
2,060	Dai-ichi Life Holdings, Inc.	40,762
22,196	Direct Line Insurance Group PLC	94,295
653	Erie Indemnity Co. Class A	115,640
237	Everest Re Group Ltd.	62,781
103	Fairfax Financial Holdings Ltd.	45,593
1,837	Fidelity National Financial, Inc.	89,701
4,939	Gjensidige Forsikring ASA	115,456
828	Globe Life, Inc.	79,546
4,402	Great-West Lifeco, Inc.	136,179
548	Hannover Rueck SE	100,847
4,252	iA Financial Corp., Inc.	235,778
7,993	Insurance Australia Group Ltd.	30,521
739	Intact Financial Corp.	100,648
7,225	Japan Post Holdings Co. Ltd.	62,097
23,802	Legal & General Group PLC	88,416

Common Stocks – (continued)
Insurance – (continued)
2,384	Lincoln National Corp.	163,662
383	Loews Corp.	21,398
5,208	Manulife Financial Corp.	101,423
28	Markel Corp.*	35,567
1,679	Marsh & McLennan Cos., Inc.	263,939
12,505	Medibank Pvt. Ltd.	32,398
3,382	MetLife, Inc.	209,684
1,397	MS&AD Insurance Group Holdings, Inc.	45,219
371	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	108,283
2,321	NN Group NV	120,397
2,999	Phoenix Group Holdings PLC	25,697
6,961	Poste Italiane SpA(a)	94,377
8,464	Power Corp. of Canada	292,096
1,436	Principal Financial Group, Inc.	95,939
643	Reinsurance Group of America, Inc.	74,472
252	RenaissanceRe Holdings Ltd.	39,496
878	Sompo Holdings, Inc.	38,595
1,730	Sun Life Financial, Inc.	89,074
11,150	Suncorp Group Ltd.	101,454
352	Swiss Life Holding AG	183,472
267	Swiss Re AG	24,548
2,559	The Allstate Corp.	346,181
1,442	The Hartford Financial Services Group, Inc.	96,931
2,898	The Progressive Corp.	279,193
878	The Travelers Cos., Inc.	140,225
1,160	Tokio Marine Holdings, Inc.	56,758
1,146	Tryg A/S	28,375
494	W.R. Berkley Corp.	37,203
592	Willis Towers Watson PLC	130,666
380	Zurich Insurance Group AG	166,741

		7,856,958

Interactive Media & Services – 0.4%
2,697	Adevinta ASA*	54,278
813	Alphabet, Inc. Class A*	2,352,781
877	Alphabet, Inc. Class C*	2,551,404
34,991	Auto Trader Group PLC(a)	302,589
7,528	Facebook, Inc. Class A*	2,855,973
353	IAC/InterActiveCorp.*	46,614
2,317	Match Group, Inc.*	318,448
2,339	Pinterest, Inc. Class A*	129,978
1,110	REA Group Ltd.	124,229
601	Scout24 AG(a)	50,528
1,680	SEEK Ltd.	39,796
2,631	Snap, Inc. Class A*	200,245
2,144	Twitter, Inc.*	138,288
9,699	Z Holdings Corp.	63,065
408	Zillow Group, Inc. Class A*	39,005
656	Zillow Group, Inc. Class C*	62,825

		9,330,046

Internet & Direct Marketing Retail – 0.3%
1,389	Amazon.com, Inc.*	4,820,927

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
1,289	Chewy, Inc. Class A*	$113,587
460	Delivery Hero SE*(a)	66,760
5,246	eBay, Inc.	402,578
1,392	Etsy, Inc.*	301,034
3,143	HelloFresh SE*	339,343
105	MercadoLibre, Inc.*	196,082
796	Mercari, Inc.*	39,277
887	Prosus NV	78,513
9,073	Rakuten Group, Inc.	94,906
1,794	Wayfair, Inc. Class A*	503,665
3,533	Zalando SE*(a)	391,721
7,864	ZOZO, Inc.	299,901

		7,648,294

IT Services – 0.4%
2,719	Accenture PLC Class A	915,107
50	Adyen NV*(a)	161,604
669	Afterpay Ltd.*	65,073
897	Akamai Technologies, Inc.*	101,585
3,865	Atos SE	200,947
810	Automatic Data Processing, Inc.	169,322
507	Bechtle AG	36,658
619	Broadridge Financial Solutions, Inc.	106,604
976	Capgemini SE	219,392
2,194	CGI, Inc.*	196,089
910	Cloudflare, Inc. Class A*	109,873
4,893	Cognizant Technology Solutions Corp. Class A	373,385
654	Edenred	37,095
373	EPAM Systems, Inc.*	236,038
2,237	Fidelity National Information Services, Inc.	285,822
2,679	Fiserv, Inc.*	315,559
563	FleetCor Technologies, Inc.*	148,227
745	Fujitsu Ltd.	137,145
1,166	Gartner, Inc.*	359,991
1,030	Global Payments, Inc.	167,519
323	GMO Payment Gateway, Inc.	42,377
859	GoDaddy, Inc. Class A*	62,973
4,016	International Business Machines Corp.	563,606
1,107	Itochu Techno-Solutions Corp.	34,203
493	Jack Henry & Associates, Inc.	86,955
1,939	Mastercard, Inc. Class A	671,340
277	MongoDB, Inc.*	108,537
1,731	NEC Corp.	90,848
1,492	Nomura Research Institute Ltd.	55,951
2,940	NTT Data Corp.	52,911
376	Obic Co. Ltd.	71,391
496	Okta, Inc.*	130,746
522	Otsuka Corp.	27,022
1,624	Paychex, Inc.	185,899
2,155	PayPal Holdings, Inc.*	622,062
176	Shopify, Inc. Class A*	268,759
208	Snowflake, Inc. Class A*	63,305
846	Square, Inc. Class A*	226,787
8,664	The Western Union Co.	187,489

Common Stocks – (continued)
IT Services – (continued)
356	Twilio, Inc. Class A*	127,078
1,099	VeriSign, Inc.*	237,670
3,198	Visa, Inc. Class A	732,662
994	Wix.com Ltd.*	220,748

		9,214,354

Leisure Products – 0.0%
712	Bandai Namco Holdings, Inc.	49,384
410	Hasbro, Inc.	40,307
740	Peloton Interactive, Inc. Class A*	74,140
170	Shimano, Inc.	49,888

		213,719

Life Sciences Tools & Services – 0.1%
442	10X Genomics, Inc. Class A*	77,757
1,359	Agilent Technologies, Inc.	238,464
191	Bio-Rad Laboratories, Inc. Class A*	153,721
340	Charles River Laboratories International, Inc.*	150,912
727	Eurofins Scientific SE	103,155
298	Illumina, Inc.*	136,234
512	IQVIA Holdings, Inc.*	132,982
110	Lonza Group AG	93,030
367	Mettler-Toledo International, Inc.*	569,888
865	PerkinElmer, Inc.	159,852
914	PPD, Inc.*	42,327
1,504	QIAGEN NV*	83,234
488	Sartorius Stedim Biotech	296,005
933	Thermo Fisher Scientific, Inc.	517,768
844	Waters Corp.*	349,433

		3,104,762

Machinery – 0.2%
608	Alfa Laval AB	24,688
836	Alstom SA	35,942
1,301	Atlas Copco AB Class A	89,440
1,042	Atlas Copco AB Class B	60,343
1,123	Caterpillar, Inc.	236,807
6,038	CNH Industrial NV	99,813
1,232	Cummins, Inc.	290,727
502	Daifuku Co. Ltd.	44,307
808	Deere & Co.	305,448
779	Dover Corp.	135,827
4,408	Epiroc AB Class A	92,338
231	FANUC Corp.	50,326
640	Fortive Corp.	47,277
987	GEA Group AG	45,558
474	Harmonic Drive Systems, Inc.	26,171
339	IDEX Corp.	75,936
874	Illinois Tool Works, Inc.	203,520
868	Ingersoll Rand, Inc.*	46,021
866	KION Group AG	92,668
741	Knorr-Bremse AG	88,976
1,111	Komatsu Ltd.	27,023
770	Kone Oyj Class B	63,895
2,478	Kubota Corp.	51,200

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
502	Kurita Water Industries Ltd.	$23,545
2,964	MISUMI Group, Inc.	117,577
787	Miura Co. Ltd.	35,332
706	Nabtesco Corp.	27,919
224	Nordson Corp.	53,446
1,409	Otis Worldwide Corp.	129,938
959	PACCAR, Inc.	78,513
1,060	Parker-Hannifin Corp.	314,470
597	Pentair PLC	46,065
37	Rational AG	42,344
1,093	Sandvik AB	27,892
407	Schindler Holding AG)	129,231
65	SMC Corp.	41,590
1,517	Snap-on, Inc.	341,249
439	Spirax-Sarco Engineering PLC	97,351
588	Stanley Black & Decker, Inc.	113,643
12,552	Techtronic Industries Co. Ltd.	277,804
839	Volvo AB Class A	19,464
2,002	Volvo AB Class B	45,331
1,570	Westinghouse Air Brake Technologies Corp.	140,970
680	Xylem, Inc.	92,691
800	Yaskawa Electric Corp.	39,047

		4,469,663

Marine – 0.1%
129	AP Moller — Maersk A/S Class A	349,581
122	AP Moller — Maersk A/S Class B	347,548
1,108	Kuehne & Nagel International AG	404,938
980	Nippon Yusen KK	78,807

		1,180,874

Media – 0.2%
45	Cable One, Inc.	94,482
421	Charter Communications, Inc. Class A*	343,814
13,055	Comcast Corp. Class A	792,177
20,280	CyberAgent, Inc.	371,248
2,749	Dentsu Group, Inc.	102,189
7,658	Discovery, Inc. Class A*	220,857
9,343	Discovery, Inc. Class C*	257,773
6,246	Fox Corp. Class A	233,850
6,058	Fox Corp. Class B	209,789
2,474	Hakuhodo DY Holdings, Inc.	39,011
543	Liberty Broadband Corp. Class A*	100,873
592	Liberty Broadband Corp. Class C*	113,261
4,541	Liberty Media Corp.-Liberty SiriusXM Class A*	224,779
4,473	Liberty Media Corp.-Liberty SiriusXM Class C*	220,743
11,532	News Corp. Class A	259,124
2,338	Omnicom Group, Inc.	171,188
4,716	Pearson PLC	49,733
2,256	Publicis Groupe SA	148,106
1,596	Quebecor, Inc. Class B	39,822
871	Schibsted ASA Class A	46,469
2,073	Schibsted ASA Class B	96,470

Common Stocks – (continued)
Media – (continued)
11,214	Sirius XM Holdings, Inc.	70,312
6,456	The Interpublic Group of Cos., Inc.	240,357
4,879	ViacomCBS, Inc. Class B	202,235
9,200	WPP PLC	124,741

		4,773,403

Metals & Mining – 0.2%
2,215	Anglo American PLC	93,552
3,152	Antofagasta PLC	63,140
11,926	ArcelorMittal SA	399,998
11,499	B2Gold Corp.	44,478
4,303	Barrick Gold Corp.	86,493
4,800	BHP Group Ltd.	158,816
3,782	BHP Group PLC	117,605
14,188	BlueScope Steel Ltd.	259,390
603	Boliden AB	21,053
18,176	Evraz PLC	147,847
3,082	First Quantum Minerals Ltd.	64,198
10,585	Fortescue Metals Group Ltd.	161,371
3,127	Freeport-McMoRan, Inc.	113,791
25,606	Glencore PLC	115,425
9,749	Ivanhoe Mines, Ltd. Class A*	78,663
8,985	Kinross Gold Corp.	54,053
1,262	Kirkland Lake Gold Ltd.	50,324
4,858	Lundin Mining Corp.	39,275
1,903	Newcrest Mining Ltd.	34,358
2,181	Newmont Corp.	126,476
16,842	Norsk Hydro ASA	116,264
3,676	Northern Star Resources Ltd.	26,151
2,217	Nucor Corp.	260,630
1,072	Rio Tinto Ltd.	87,223
1,918	Rio Tinto PLC	141,902
87,313	South32 Ltd.	198,990
1,153	Steel Dynamics, Inc.	77,816
818	Sumitomo Metal Mining Co. Ltd.	31,347
1,740	Teck Resources Ltd. Class B	39,237
4,129	voestalpine AG	187,436
8,134	Yamana Gold, Inc.	35,910

		3,433,212

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
7,026	AGNC Investment Corp.	114,594
15,267	Annaly Capital Management, Inc.	132,670

		247,264

Multi-Utilities – 0.1%
15,326	AGL Energy Ltd.	72,105
1,530	Algonquin Power & Utilities Corp.	23,757
674	Ameren Corp.	59,123
954	Canadian Utilities Ltd. Class A	27,002
932	CenterPoint Energy, Inc.	23,384
890	CMS Energy Corp.	57,076
731	Consolidated Edison, Inc.	55,154
891	Dominion Energy, Inc.	69,355
533	DTE Energy Co.	64,141
5,759	E.ON SE	75,982

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – (continued)
7,476	Engie SA	$107,130
6,219	National Grid PLC	80,438
1,593	NiSource, Inc.	39,267
1,180	Public Service Enterprise Group, Inc.	75,449
3,727	RWE AG	145,531
354	Sempra Energy	46,855
7,265	Suez SA	168,561
2,467	Veolia Environnement SA	84,661
648	WEC Energy Group, Inc.	61,223

		1,336,194

Multiline Retail – 0.1%
789	Canadian Tire Corp. Ltd. Class A	120,071
1,470	Dollar General Corp.	327,678
2,091	Dollar Tree, Inc.*	189,319
2,821	Dollarama, Inc.	128,635
2,234	Next PLC	242,950
1,184	Pan Pacific International Holdings Corp.	22,524
7,530	Ryohin Keikaku Co. Ltd.	161,232
3,622	Target Corp.	894,561
8,260	Wesfarmers Ltd.	360,768

		2,447,738

Oil, Gas & Consumable Fuels – 0.1%
1,156	Ampol Ltd.	23,216
7,896	BP PLC	32,123
2,494	Cameco Corp.	46,079
1,111	Canadian Natural Resources Ltd.	36,765
936	Cheniere Energy, Inc.*	81,863
1,581	Chevron Corp.	152,993
924	Devon Energy Corp.	27,304
266	DTE Midstream LLC*	12,361
1,122	Enbridge, Inc.	44,154
15,230	ENEOS Holdings, Inc.	58,863
594	EOG Resources, Inc.	40,107
4,246	Exxon Mobil Corp.	231,492
11,859	Kinder Morgan, Inc.	192,946
922	Koninklijke Vopak NV	39,932
1,020	Marathon Petroleum Corp.	60,455
1,026	Neste Oyj	62,496
2,614	Occidental Petroleum Corp.	67,154
1,954	OMV AG	108,233
1,908	Parkland Corp.	56,969
6,516	Repsol SA	74,772
9,614	Royal Dutch Shell PLC Class A	190,544
8,927	Royal Dutch Shell PLC Class B	175,662
514	TC Energy Corp.	24,403
1,722	The Williams Cos., Inc.	42,516
221	Thungela Resources, Ltd.*	922
1,269	TotalEnergies SE	56,131
1,252	Valero Energy Corp.	83,020
2,338	Washington H Soul Pattinson & Co. Ltd.	60,960

		2,084,435

Common Stocks – (continued)
Paper & Forest Products – 0.0%
1,106	Mondi PLC	30,509
4,380	Oji Holdings Corp.	22,928
2,047	Stora Enso Oyj Class R	40,161
2,653	Svenska Cellulosa AB SCA Class B	46,888
1,282	UPM-Kymmene Oyj	52,227
1,209	West Fraser Timber Co. Ltd.	93,354

		286,067

Personal Products – 0.1%
1,124	Beiersdorf AG	136,413
472	Kao Corp.	28,512
323	Kobayashi Pharmaceutical Co. Ltd.	25,282
902	Kose Corp.	108,857
1,303	L’Oreal SA	611,288
5,298	Pola Orbis Holdings, Inc.	115,581
2,341	Shiseido Co. Ltd.	155,159
1,777	The Estee Lauder Cos., Inc. Class A	605,051
3,793	Unilever PLC	211,194

		1,997,337

Pharmaceuticals – 0.5%
11,771	Astellas Pharma, Inc.	198,340
2,903	AstraZeneca PLC	339,487
4,242	AstraZeneca PLC ADR	247,224
1,418	Bausch Health Cos., Inc.*	41,315
1,179	Bayer AG	65,589
8,431	Bristol-Myers Squibb Co.	563,697
808	Catalent, Inc.*	105,395
2,739	Chugai Pharmaceutical Co. Ltd.	107,021
3,015	Daiichi Sankyo Co. Ltd.	71,614
1,057	Eisai Co. Ltd.	87,170
894	Elanco Animal Health, Inc.*	29,842
2,834	Eli Lilly & Co.	731,994
12,934	GlaxoSmithKline PLC	260,175
2,520	Hikma Pharmaceuticals PLC	87,960
4,668	Ipsen SA	466,918
1,839	Jazz Pharmaceuticals PLC*	242,215
7,896	Johnson & Johnson	1,367,034
1,196	Kyowa Kirin Co. Ltd.	39,134
7,166	Merck & Co., Inc.	546,694
1,592	Merck KGaA	378,254
4,550	Novartis AG	420,833
5,249	Novo Nordisk A/S Class B	525,477
2,118	Ono Pharmaceutical Co. Ltd.	50,854
716	Organon & Co	24,265
3,855	Orion Oyj Class B	157,246
881	Otsuka Holdings Co. Ltd.	37,491
11,978	Pfizer, Inc.	551,826
2,657	Recordati Industria Chimica e Farmaceutica SpA	174,355
2,472	Roche Holding AG	996,193
758	Royalty Pharma PLC Class A	29,297
2,942	Sanofi	304,905
517	Shionogi & Co. Ltd.	32,483
7,289	Sumitomo Dainippon Pharma Co. Ltd.	130,838

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
1,029	Taisho Pharmaceutical Holdings Co. Ltd.	$60,019
2,848	Takeda Pharmaceutical Co. Ltd.	94,797
18,440	Teva Pharmaceutical Industries Ltd. ADR*	173,705
1,539	UCB SA	176,075
17,127	Viatris, Inc.	250,568
1,414	Zoetis, Inc.	289,248

		10,457,547

Professional Services – 0.2%
1,291	Adecco Group AG	71,815
2,358	Booz Allen Hamilton Holding Corp.	193,144
1,137	Bureau Veritas SA	37,788
480	CoStar Group, Inc.*	40,675
206	Equifax, Inc.	56,086
1,370	Experian PLC	60,431
1,003	IHS Markit Ltd.	120,962
483	Intertek Group PLC	35,021
1,040	Jacobs Engineering Group, Inc.	140,358
3,445	Leidos Holdings, Inc.	337,989
1,476	Nihon M&A Center, Inc.	44,015
5,442	Persol Holdings Co. Ltd.	127,046
2,621	Randstad NV	193,027
5,854	Recruit Holdings Co. Ltd.	344,696
6,032	RELX PLC	181,027
7,578	Robert Half International, Inc.	783,565
130	SGS SA	408,569
154	Teleperformance	68,127
460	Thomson Reuters Corp.	53,750
450	TransUnion	54,689
398	Verisk Analytics, Inc.	80,300
1,605	Wolters Kluwer NV	184,576

		3,617,656

Real Estate Management & Development – 0.1%
390	Azrieli Group Ltd.	36,458
9,284	CapitaLand Ltd.	27,546
5,031	CBRE Group, Inc. Class A*	484,485
11,922	CK Asset Holdings Ltd.	77,637
972	Daito Trust Construction Co. Ltd.	106,751
1,604	Deutsche Wohnen SE	99,565
9,159	ESR Cayman Ltd.*(a)	27,902
490	FirstService Corp.	91,005
11,134	Hang Lung Properties Ltd.	26,738
6,848	Henderson Land Development Co. Ltd.	30,983
4,562	Hongkong Land Holdings Ltd.	19,142
378	LEG Immobilien SE	60,294
13,858	Sino Land Co. Ltd.	20,409
3,573	Sun Hung Kai Properties Ltd.	50,394
10,882	Swire Pacific Ltd. Class A	73,669
7,215	Swire Properties Ltd.	19,500
474	Swiss Prime Site AG	50,721
1,331	Vonovia SE	89,857

		1,393,056

Common Stocks – (continued)
Road & Rail – 0.1%
183	AMERCO	120,991
8,352	Aurizon Holdings Ltd.	22,978
984	Canadian National Railway Co.	115,742
1,590	Canadian Pacific Railway Ltd.	109,252
3,357	CSX Corp.	109,203
569	J.B. Hunt Transport Services, Inc.	100,941
386	Kansas City Southern	108,339
5,699	Knight-Swift Transportation Holdings, Inc.	295,949
3,927	MTR Corp. Ltd.	22,107
276	Nippon Express Co. Ltd.	18,767
647	Norfolk Southern Corp.	164,040
413	Old Dominion Freight Line, Inc.	119,241
948	Uber Technologies, Inc.*	37,105
1,016	Union Pacific Corp.	220,309
2,164	XPO Logistics, Inc.*	188,073

		1,753,037

Semiconductors & Semiconductor Equipment – 0.4%
6,306	Advanced Micro Devices, Inc.*	698,200
1,298	Advantest Corp.	111,825
1,941	Analog Devices, Inc.	316,261
3,847	Applied Materials, Inc.	519,845
227	ASM International NV	88,074
774	ASML Holding NV	645,506
1,123	Broadcom, Inc.	558,367
82	Disco Corp.	23,821
499	Enphase Energy, Inc.*	86,691
1,962	Infineon Technologies AG	83,538
16,309	Intel Corp.	881,664
549	KLA Corp.	186,638
447	Lam Research Corp.	270,355
506	Lasertec Corp.	110,060
1,348	Marvell Technology, Inc.	82,484
1,086	Microchip Technology, Inc.	170,893
4,696	Micron Technology, Inc.*	346,095
243	Monolithic Power Systems, Inc.	120,268
5,992	NVIDIA Corp.	1,341,309
1,715	NXP Semiconductors NV	368,948
7,534	ON Semiconductor Corp.*	334,208
1,955	Qorvo, Inc.*	367,599
3,698	QUALCOMM, Inc.	542,460
7,939	Renesas Electronics Corp.*	85,010
815	Skyworks Solutions, Inc.	149,520
235	SolarEdge Technologies, Inc.*	68,098
1,881	STMicroelectronics NV	83,792
955	Sumco Corp.	20,105
2,813	Teradyne, Inc.	341,611
3,644	Texas Instruments, Inc.	695,676
316	Tokyo Electron Ltd.	135,357
1,257	Xilinx, Inc.	195,577

		10,029,855

Software – 0.8%
1,518	Adobe, Inc.*	1,007,497
242	ANSYS, Inc.*	88,417

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
1,433	Autodesk, Inc.*	$444,359
539	Avalara, Inc.*	96,858
511	Bentley Systems, Inc. Class B	32,954
1,650	Black Knight, Inc.*	124,855
5,587	BlackBerry Ltd.*	63,679
4,191	Cadence Design Systems, Inc.*	685,145
336	Ceridian HCM Holding, Inc.*	37,750
504	Check Point Software Technologies Ltd.*	63,318
2,790	Citrix Systems, Inc.	287,007
316	Constellation Software, Inc.	535,543
97	Coupa Software, Inc.*	23,747
584	Crowdstrike Holdings, Inc. Class A*	164,104
1,730	Dassault Systemes SE	98,811
608	Datadog, Inc. Class A*	83,782
949	DocuSign, Inc.*	281,132
9,355	Dropbox, Inc. Class A*	296,647
426	Fair Isaac Corp.*	195,849
1,548	Fortinet, Inc.*	487,837
609	Guidewire Software, Inc.*	72,142
247	HubSpot, Inc.*	169,064
1,263	Intuit, Inc.	714,997
301	Lightspeed Commerce, Inc.*	33,415
23,176	Microsoft Corp.	6,996,371
1,724	Nemetschek SE	168,967
492	Nice Ltd.*	142,876
7,611	NortonLifeLock, Inc.	202,148
797	Open Text Corp.	43,721
6,984	Oracle Corp.	622,484
1,339	Palantir Technologies, Inc. Class A*	35,269
465	Palo Alto Networks, Inc.*	214,384
98	Paycom Software, Inc.*	47,912
710	PTC, Inc.*	93,479
947	RingCentral, Inc. Class A*	238,890
2,555	salesforce.com, Inc.*	677,765
2,681	SAP SE	402,713
847	ServiceNow, Inc.*	545,163
2,620	Sinch AB*(a)	58,902
496	Splunk, Inc.*	75,824
4,599	SS&C Technologies Holdings, Inc.	347,960
1,020	Synopsys, Inc.*	338,885
19,516	The Sage Group PLC	199,308
1,390	The Trade Desk, Inc. Class A*	111,269
204	Tyler Technologies, Inc.*	99,083
276	Unity Software, Inc.*	34,983
1,189	VMware, Inc. Class A*	177,006
1,742	WiseTech Global, Ltd.	61,233
502	Workday, Inc. Class A*	137,126
722	Xero Ltd.*	79,856
739	Zendesk, Inc.*	91,340
618	Zoom Video Communications, Inc. Class A*	178,911
435	Zscaler, Inc.*	121,078

		18,633,815

Common Stocks – (continued)
Specialty Retail – 0.3%
1,043	Advance Auto Parts, Inc.	211,573
291	AutoZone, Inc.*	450,803
1,474	Bath & Body Works, Inc.	99,465
4,909	Best Buy Co., Inc.	571,948
622	Burlington Stores, Inc.*	186,283
548	CarMax, Inc.*	68,615
196	Carvana Co.*	64,300
24,085	Chow Tai Fook Jewellery Group Ltd.	48,724
240	Fast Retailing Co. Ltd.	158,083
10,189	Hennes & Mauritz AB Class B*	204,601
1,869	Industria de Diseno Textil SA	63,848
17,173	JD Sports Fashion PLC	238,468
18,754	Kingfisher PLC	90,301
3,804	Lowe’s Cos., Inc.	775,598
1,181	Nitori Holdings Co. Ltd.	220,971
686	O’Reilly Automotive, Inc.*	407,539
1,243	Ross Stores, Inc.	147,171
3,803	The Home Depot, Inc.	1,240,462
5,077	The TJX Cos., Inc.	369,199
2,043	Tractor Supply Co.	396,853
855	Ulta Beauty, Inc.*	331,150
491	Victoria’s Secret & Co*	32,553
17,757	Yamada Holdings Co. Ltd.	76,180

		6,454,688

Technology Hardware, Storage & Peripherals – 0.5%
57,032	Apple, Inc.	8,659,169
3,222	Brother Industries Ltd.	66,121
1,951	Canon, Inc.	46,418
2,693	Dell Technologies, Inc. Class C*	262,460
3,575	FUJIFILM Holdings Corp.	294,194
2,983	Hewlett Packard Enterprise Co.	46,117
7,174	HP, Inc.	213,355
1,617	Logitech International SA	165,564
2,773	NetApp, Inc.	246,603
3,283	Seagate Technology Holdings PLC	287,558
2,067	Seiko Epson Corp.	38,497
514	Western Digital Corp.*	32,485

		10,358,541

Textiles, Apparel & Luxury Goods – 0.2%
1,087	adidas AG	385,613
9,718	Burberry Group PLC	248,836
677	Cie Financiere Richemont SA Class A	74,721
626	EssilorLuxottica SA	123,003
623	Gildan Activewear, Inc.	23,949
374	Hermes International	550,456
231	Kering SA	183,996
1,485	Lululemon Athletica, Inc.*	594,253
885	LVMH Moet Hennessy Louis Vuitton SE	655,617
4,924	Moncler SpA	315,285
5,352	NIKE, Inc. Class B	881,689
2,701	Pandora A/S	323,753
2,198	Puma SE	266,870

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares		Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
	947	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	$84,344
	2,803	VF Corp.	214,345

			4,926,730

Tobacco – 0.1%
	2,448	Altria Group, Inc.	122,963
	7,972	British American Tobacco PLC	299,056
	8,138	Imperial Brands PLC	172,581
	2,193	Japan Tobacco, Inc.	42,550
	6,099	Philip Morris International, Inc.	628,197
	25,280	Swedish Match AB	233,554

			1,498,901

Trading Companies & Distributors – 0.1%
	1,608	Ashtead Group PLC	125,702
	2,195	Brenntag SE	221,516
	1,401	Bunzl PLC	50,763
	7,976	Fastenal Co.	445,460
	2,572	Ferguson PLC	371,752
	4,427	ITOCHU Corp.	133,169
	24,929	Marubeni Corp.	198,343
	2,883	Mitsubishi Corp.	86,757
	2,277	Mitsui & Co. Ltd.	50,220
	9,968	MonotaRO Co. Ltd.	220,919
	2,728	Reece, Ltd.	41,517
	3,884	Sumitomo Corp.	54,736
	865	Toromont Industries Ltd.	72,729
	3,740	Toyota Tsusho Corp.	165,375
	775	United Rentals, Inc.*	273,304
	885	W.W. Grainger, Inc.	383,824

			2,896,086

Transportation Infrastructure – 0.0%
	3,378	Atlantia SpA*	63,276
	3,655	Transurban Group	37,830

			101,106

Water Utilities – 0.0%
	648	American Water Works Co., Inc.	118,098
	880	Essential Utilities, Inc.	43,674
	2,038	Severn Trent PLC	77,431
	3,555	United Utilities Group PLC	51,699

			290,902

Wireless Telecommunication Services – 0.0%
	6,240	KDDI Corp.	190,728
	635	Rogers Communications, Inc. Class B	32,353
	6,634	SoftBank Corp.	88,781
	1,854	SoftBank Group Corp.	104,480
	1,511	T-Mobile US, Inc.*	207,037
	2,727	Tele2 AB Class B	40,941
	59,757	Vodafone Group PLC	100,366

			764,686

	TOTAL COMMON STOCKS (Cost $138,188,816)		$232,159,098

Shares		Dividend Rate	Value

Preferred Stocks – 0.0%
Automobiles – 0.0%
	Bayerische Motoren Werke AG
EUR	495	2.847%	$41,440
	Porsche Automobil Holding SE
	411	2.546	41,580
	Volkswagen AG
	333	2.476	79,206

			162,226

Chemicals – 0.0%
	Fuchs Petrolub SE
	3,146	2.305	159,210

Diversified Telecommunication Services – 0.0%
	Telecom Italia SpA
	78,061	7.073	37,714

Health Care Equipment & Supplies – 0.0%
	Sartorius AG
	261	0.126	171,950

Household Products – 0.0%
	Henkel AG & Co. KGaA
	615	2.342	60,087

	TOTAL PREFERRED STOCKS
	(Cost $483,445)		$591,187

Shares		Description	Value

Exchange Traded Funds – 77.3%
	749,848	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(b)	29,364,048
	5,479,625	Goldman Sachs MarketBeta International Equity ETF(b)	316,708,078
	5,162,182	Goldman Sachs MarketBeta U.S. Equity ETF(b)(c)	325,682,063
	4,758,536	iShares Core MSCI Emerging Markets ETF	304,974,572
	783	iShares MSCI Canada ETF	29,237
	2,221,216	iShares MSCI EAFE ETF	179,118,858
	1,613,243	iShares MSCI EAFE Small-Cap ETF	125,123,127
	1,129,923	Vanguard S&P 500 ETF	468,974,541

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $1,267,260,399)		$1,749,974,524

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Investment Company(b) – 8.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
191,755,643	0.026%	$191,755,643
(Cost $191,755,643)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $1,597,688,303)		$2,174,480,452

Securities Lending Reinvestment Vehicle(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
961,050	0.026%	$961,050
(Cost $961,050)

TOTAL INVESTMENTS – 96.1%
(Cost $1,598,649,353)		$2,175,441,502

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		87,153,829

NET ASSETS – 100.0%		$2,262,595,331

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated fund.

(c)	All or a portion of security is on loan.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	33,329,460	AUD	43,300,000	09/15/21	$1,650,400
	USD	41,382,647	CHF	37,140,000	09/15/21	809,700
	USD	12,317,048	DKK	75,310,000	09/15/21	356,665
	USD	155,125,768	EUR	127,400,000	09/15/21	4,652,470
	USD	66,924,027	GBP	47,365,000	09/15/21	1,801,655
	USD	13,422,000	HKD	104,140,000	09/15/21	31,456
	USD	97,784,720	JPY	10,713,000,000	09/15/21	394,584
	USD	2,746,818	NOK	22,900,000	09/15/21	112,813
	USD	955,462	NZD	1,320,000	09/15/21	25,324
	USD	18,142,268	SEK	151,125,000	09/15/21	627,549
	USD	4,282,794	SGD	5,670,000	09/15/21	65,615

TOTAL						$10,528,231

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	CAD	32,370,000	USD	26,831,674	09/15/21	$(1,175,486)
	SGD	80,000	USD	59,503	09/15/21	(2)
	USD	629,164	AUD	860,000	09/15/21	(28)
	USD	5,885,238	CHF	5,420,000	09/15/21	(35,747)
	USD	884,545	DKK	5,570,000	09/15/21	(56)
	USD	5,762,888	EUR	4,880,000	09/15/21	(924)
	USD	1,161,756	GBP	845,000	09/15/21	(39)
	USD	140,151	HKD	1,090,000	09/15/21	(3)
	USD	1,689,195	ILS	5,480,000	09/17/21	(19,290)
	USD	8,253,311	JPY	914,000,000	09/15/21	(55,714)
	USD	301,897	NOK	2,650,000	09/15/21	(2,911)
	USD	181,760	NZD	260,000	09/15/21	(1,449)
	USD	112,994	SEK	975,000	09/15/21	(4)
	USD	546,809	SGD	740,000	09/15/21	(3,579)

TOTAL						$(1,295,232)

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	1,538	09/17/21	$174,655,280	$(2,795,643)
S&P Toronto Stock Exchange 60 Index	296	09/16/21	57,710,205	1,459,033
S&P 500 E-Mini Index	638	09/17/21	144,203,950	8,842,523

TOTAL FUTURES CONTRACTS				$7,505,913

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund(b)	Counterparty	Termination Date(c)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSGSHBC Index	0.500%	MS & Co. Int. PLC	02/09/22	$26,664	$(11,718)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The top 50 components are shown below.
(b)	Payments made quarterly.
(c)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSGSHBC) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Cleveland-Cliffs Inc	Basic Materials	(17)	$(406)	3.46%
Alcoa Corp	Basic Materials	(8)	(375)	3.20
Freeport-McMoRan Inc	Basic Materials	(10)	(356)	3.04
LyondellBasell Industries NV	Basic Materials	(3)	(286)	2.44
Devon Energy Corp	Energy	(10)	(282)	2.41
Southwest Airlines Co	Consumer, Cyclical	(5)	(269)	2.29
United Rentals Inc	Consumer, Non-cyclical	(1)	(268)	2.29
Wynn Resorts Ltd	Consumer, Cyclical	(3)	(261)	2.23
Marathon Oil Corp	Energy	(22)	(260)	2.22
Applied Materials Inc	Technology	(2)	(258)	2.21
Delta Air Lines Inc	Consumer, Cyclical	(6)	(256)	2.19
Advanced Micro Devices Inc	Technology	(2)	(253)	2.16
Marathon Petroleum Corp	Energy	(4)	(247)	2.11
NXP Semiconductors NV	Technology	(1)	(241)	2.06
Parker-Hannifin Corp	Industrial	(1)	(225)	1.92
Stanley Black & Decker Inc	Industrial	(1)	(223)	1.90
Lam Research Corp	Technology	-	(219)	1.87
ON Semiconductor Corp	Technology	(5)	(209)	1.78
Microchip Technology Inc	Technology	(1)	(207)	1.77
Occidental Petroleum Corp	Energy	(8)	(207)	1.76
Aptiv PLC	Consumer, Cyclical	(1)	(203)	1.73
Valero Energy Corp	Energy	(3)	(200)	1.70
Eastman Chemical Co	Basic Materials	(2)	(193)	1.64
TE Connectivity Ltd	Industrial	(1)	(191)	1.63
General Motors Co	Consumer, Cyclical	(4)	(185)	1.58
Micron Technology Inc	Technology	(2)	(182)	1.56
Whirlpool Corp	Consumer, Cyclical	(1)	(179)	1.53
Williams Cos Inc/The	Energy	(7)	(178)	1.52
Halliburton Co	Energy	(8)	(161)	1.37
JetBlue Airways Corp	Consumer, Cyclical	(10)	(158)	1.35
TransDigm Group Inc	Industrial	-	(148)	1.26
Bank of New York Mellon Corp/The	Financial	(3)	(144)	1.23
Masco Corp	Industrial	(2)	(141)	1.21
MetLife Inc	Financial	(2)	(141)	1.20
Synchrony Financial	Financial	(3)	(139)	1.19
CDW Corp/DE	Communications	(1)	(136)	1.16
Teradyne Inc	Technology	(1)	(133)	1.13
Discover Financial Services	Financial	(1)	(132)	1.12
American International Group Inc	Financial	(2)	(130)	1.11
Wells Fargo & Co	Financial	(3)	(129)	1.11
Under Armour Inc	Consumer, Cyclical	(6)	(129)	1.10
ONEOK Inc	Energy	(2)	(127)	1.09
Axalta Coating Systems Ltd	Basic Materials	(4)	(113)	0.97
Ally Financial Inc	Financial	(2)	(112)	0.95
BorgWarner Inc	Consumer, Cyclical	(3)	(110)	0.94
Polaris Inc	Consumer, Cyclical	(1)	(108)	0.92
Brunswick Corp/DE	Consumer, Cyclical	(1)	(106)	0.90
Westinghouse Air Brake Technologies CorpIndustrial	Industrial	(1)	(105)	0.90
Hess Corp	Energy	(2)	(104)	0.89
Aramark	Consumer, Cyclical	(3)	(103)	0.88

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$99.000	12/19/2022	4,624	$11,560,000	$7,138,300	$6,584,668	$553,632
Eurodollar Futures	97.750	03/13/2023	868	2,170,000	3,802,925	3,823,220	(20,295)
Eurodollar Futures	97.750	06/19/2023	935	2,337,500	3,845,187	3,813,056	32,131

Total purchased option contracts			6,427	$16,067,500	$14,786,412	$14,220,944	$565,468

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Euro Stoxx 50 Index	$ 4,125.000	09/17/2021	(24)	$(9,900,000)	$(24,682)	$(18,676)	$(6,006)
Euro Stoxx 50 Index	4,175.000	09/17/2021	(28)	(11,690,000)	(16,927)	(17,364)	437
Euro Stoxx 50 Index	4,200.000	09/17/2021	(33)	(13,860,000)	(14,183)	(9,176)	(5,007)
Euro Stoxx 50 Index	4,225.000	09/17/2021	(34)	(14,365,000)	(9,675)	(12,885)	3,210
Euro Stoxx 50 Index	4,275.000	09/17/2021	(17)	(7,267,500)	(1,746)	(5,654)	3,908
Euro Stoxx 50 Index	4,325.000	09/17/2021	(3)	(1,297,500)	(99)	(622)	523
Euro Stoxx 50 Index	4,225.000	10/15/2021	(7)	(2,957,500)	(4,265)	(4,378)	113
Euro Stoxx 50 Index	4,250.000	10/15/2021	(30)	(12,750,000)	(14,098)	(14,587)	489
Euro Stoxx 50 Index	4,275.000	10/15/2021	(38)	(16,245,000)	(13,461)	(14,712)	1,251
Euro Stoxx 50 Index	4,300.000	10/15/2021	(22)	(9,460,000)	(5,741)	(10,130)	4,389
Euro Stoxx 50 Index	4,350.000	10/15/2021	(30)	(13,050,000)	(3,932)	(11,001)	7,069
Euro Stoxx 50 Index	4,300.000	11/19/2021	(4)	(1,720,000)	(2,290)	(2,339)	49
Euro Stoxx 50 Index	4,325.000	11/19/2021	(11)	(4,757,500)	(5,117)	(5,346)	229
FTSE 100 Index	7,100.000	09/17/2021	(6)	(4,260,000)	(5,939)	(5,597)	(342)
FTSE 100 Index	7,175.000	09/17/2021	(7)	(5,022,500)	(3,368)	(4,870)	1,502
FTSE 100 Index	7,200.000	09/17/2021	(4)	(2,880,000)	(1,430)	(2,171)	741
FTSE 100 Index	7,225.000	09/17/2021	(8)	(5,780,000)	(2,090)	(6,760)	4,670
FTSE 100 Index	7,300.000	09/17/2021	(5)	(3,650,000)	(481)	(3,865)	3,384
FTSE 100 Index	7,150.000	10/15/2021	(1)	(715,000)	(1,341)	(1,126)	(215)
FTSE 100 Index	7,250.000	10/15/2021	(3)	(2,175,000)	(2,165)	(2,369)	204
FTSE 100 Index	7,275.000	10/15/2021	(6)	(4,365,000)	(3,629)	(4,651)	1,022
FTSE 100 Index	7,300.000	10/15/2021	(10)	(7,300,000)	(4,950)	(6,756)	1,806
FTSE 100 Index	7,350.000	10/15/2021	(6)	(4,410,000)	(1,939)	(5,169)	3,230
FTSE 100 Index	7,300.000	11/19/2021	(1)	(730,000)	(1,052)	(1,204)	152
FTSE 100 Index	7,350.000	11/19/2021	(2)	(1,470,000)	(1,636)	(1,910)	274
Nikkei 225 Index	28,500.000	09/10/2021	(1)	(2,850,000)	(1,000)	(2,238)	1,238
Nikkei 225 Index	28,750.000	09/10/2021	(3)	(8,625,000)	(1,527)	(8,552)	7,025
Nikkei 225 Index	29,500.000	09/10/2021	(4)	(11,800,000)	(254)	(12,313)	12,059
Nikkei 225 Index	29,625.000	09/10/2021	(3)	(8,887,500)	(164)	(3,553)	3,389
Nikkei 225 Index	30,000.000	09/10/2021	(3)	(9,000,000)	(82)	(7,291)	7,209
Nikkei 225 Index	30,125.000	09/10/2021	(2)	(6,025,000)	(54)	(6,594)	6,540
Nikkei 225 Index	30,625.000	09/10/2021	(1)	(3,062,500)	(18)	(1,992)	1,974
Nikkei 225 Index	28,250.000	10/08/2021	(3)	(8,475,000)	(10,771)	(5,325)	(5,446)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Nikkei 225 Index	$ 28,375.000	10/08/2021	(2)	$(5,675,000)	$(5,999)	$(4,544)	$(1,455)
Nikkei 225 Index	28,500.000	10/08/2021	(4)	(11,400,000)	(10,544)	(13,734)	3,190
Nikkei 225 Index	28,625.000	10/08/2021	(3)	(8,587,500)	(6,818)	(8,499)	1,681
Nikkei 225 Index	28,750.000	10/08/2021	(2)	(5,750,000)	(3,909)	(7,332)	3,423
Nikkei 225 Index	28,875.000	10/08/2021	(4)	(11,550,000)	(6,363)	(8,227)	1,864
Nikkei 225 Index	29,750.000	10/08/2021	(1)	(2,975,000)	(428)	(1,687)	1,259
Nikkei 225 Index	28,625.000	11/12/2021	(1)	(2,862,500)	(4,590)	(2,550)	(2,040)
Nikkei 225 Index	28,750.000	11/12/2021	(2)	(5,750,000)	(8,272)	(6,455)	(1,817)
Nikkei 225 Index	29,250.000	11/12/2021	(1)	(2,925,000)	(2,545)	(2,187)	(358)
S&P 500 Index	4,500.000	09/01/2021	(21)	(9,450,000)	(64,785)	(32,741)	(32,044)
S&P 500 Index	4,510.000	09/08/2021	(21)	(9,471,000)	(70,455)	(40,717)	(29,738)
S&P 500 Index	4,525.000	09/15/2021	(21)	(9,502,500)	(74,025)	(39,984)	(34,041)
S&P 500 Index	4,560.000	09/22/2021	(21)	(9,576,000)	(57,120)	(43,252)	(13,868)
S&P 500 Index	4,470.000	09/30/2021	(4)	(1,788,000)	(39,320)	(18,597)	(20,723)
S&P 500 Index	4,495.000	09/30/2021	(1)	(449,500)	(7,920)	(4,009)	(3,911)
S&P 500 Index	4,520.000	09/30/2021	(3)	(1,356,000)	(18,495)	(11,986)	(6,509)
S&P 500 Index	4,540.000	09/30/2021	(6)	(2,724,000)	(29,400)	(21,561)	(7,839)
S&P 500 Index	4,545.000	09/30/2021	(10)	(4,545,000)	(46,050)	(28,939)	(17,111)
S&P 500 Index	4,555.000	09/30/2021	(3)	(1,366,500)	(12,120)	(7,906)	(4,214)
S&P 500 Index	4,575.000	09/30/2021	(1)	(457,500)	(3,040)	(2,379)	(661)
S&P 500 Index	4,595.000	09/30/2021	(17)	(7,811,500)	(37,655)	(37,326)	(329)
S&P 500 Index	4,600.000	09/30/2021	(17)	(7,820,000)	(34,510)	(34,289)	(221)
S&P 500 Index	4,605.000	09/30/2021	(17)	(7,828,500)	(31,705)	(31,842)	137
S&P 500 Index	4,610.000	09/30/2021	(17)	(7,837,000)	(29,070)	(28,807)	(263)
S&P 500 Index	4,615.000	09/30/2021	(17)	(7,845,500)	(26,520)	(26,549)	29
S&P 500 Index	4,590.000	10/29/2021	(3)	(1,377,000)	(17,280)	(11,964)	(5,316)
S&P 500 Index	4,600.000	10/29/2021	(4)	(1,840,000)	(21,040)	(15,237)	(5,803)
S&P 500 Index	4,620.000	10/29/2021	(5)	(2,310,000)	(21,750)	(18,396)	(3,354)

			(589)	$(373,633,000)	$(851,834)	$(732,872)	$(118,962)
Puts
Euro Stoxx 50 Index	3,850.000	09/17/2021	(24)	(9,240,000)	(2,069)	(15,427)	13,358
Euro Stoxx 50 Index	3,925.000	09/17/2021	(60)	(23,550,000)	(7,013)	(46,347)	39,334
Euro Stoxx 50 Index	3,950.000	09/17/2021	(15)	(5,925,000)	(1,966)	(12,568)	10,602
Euro Stoxx 50 Index	3,975.000	09/17/2021	(5)	(1,987,500)	(744)	(4,607)	3,863
Euro Stoxx 50 Index	4,000.000	09/17/2021	(18)	(7,200,000)	(3,039)	(13,696)	10,657
Euro Stoxx 50 Index	4,050.000	09/17/2021	(12)	(4,860,000)	(2,678)	(6,247)	3,569
Euro Stoxx 50 Index	4,150.000	09/17/2021	(3)	(1,245,000)	(1,303)	(1,478)	175
Euro Stoxx 50 Index	3,900.000	10/15/2021	(7)	(2,730,000)	(2,504)	(5,733)	3,229
Euro Stoxx 50 Index	3,975.000	10/15/2021	(45)	(17,887,500)	(20,882)	(36,865)	15,983
Euro Stoxx 50 Index	4,025.000	10/15/2021	(22)	(8,855,000)	(12,287)	(17,868)	5,581
Euro Stoxx 50 Index	4,050.000	10/15/2021	(23)	(9,315,000)	(14,122)	(14,950)	828
Euro Stoxx 50 Index	4,100.000	10/15/2021	(30)	(12,300,000)	(22,423)	(22,171)	(252)
Euro Stoxx 50 Index	3,950.000	11/19/2021	(4)	(1,580,000)	(3,088)	(4,066)	978
Euro Stoxx 50 Index	4,000.000	11/19/2021	(11)	(4,400,000)	(9,741)	(10,092)	351
FTSE 100 Index	6,700.000	09/17/2021	(6)	(4,020,000)	(1,238)	(6,595)	5,357
FTSE 100 Index	6,750.000	09/17/2021	(12)	(8,100,000)	(2,887)	(17,292)	14,405
FTSE 100 Index	6,825.000	09/17/2021	(1)	(682,500)	(303)	(1,589)	1,286
FTSE 100 Index	6,850.000	09/17/2021	(7)	(4,795,000)	(2,310)	(10,143)	7,833
FTSE 100 Index	6,925.000	09/17/2021	(2)	(1,385,000)	(894)	(2,106)	1,212
FTSE 100 Index	7,050.000	09/17/2021	(1)	(705,000)	(798)	(824)	26

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index	$ 6,650.000	10/15/2021	(1)	$(665,000)	$(591)	$(1,476)	$885
FTSE 100 Index	6,775.000	10/15/2021	(3)	(2,032,500)	(2,351)	(5,321)	2,970
FTSE 100 Index	6,825.000	10/15/2021	(6)	(4,095,000)	(5,320)	(7,931)	2,611
FTSE 100 Index	6,850.000	10/15/2021	(5)	(3,425,000)	(4,709)	(7,365)	2,656
FTSE 100 Index	6,925.000	10/15/2021	(5)	(3,462,500)	(5,706)	(5,654)	(52)
FTSE 100 Index	6,975.000	10/15/2021	(6)	(4,185,000)	(7,878)	(7,658)	(220)
FTSE 100 Index	6,750.000	11/19/2021	(1)	(675,000)	(1,402)	(1,810)	408
FTSE 100 Index	6,850.000	11/19/2021	(2)	(1,370,000)	(3,369)	(3,383)	14
Nikkei 225 Index	26,625.000	09/10/2021	(5)	(13,312,500)	(1,000)	(18,357)	17,357
Nikkei 225 Index	27,375.000	09/10/2021	(4)	(10,950,000)	(2,400)	(16,663)	14,263
Nikkei 225 Index	27,750.000	09/10/2021	(5)	(13,875,000)	(5,227)	(28,345)	23,118
Nikkei 225 Index	27,875.000	09/10/2021	(3)	(8,362,500)	(4,363)	(13,239)	8,876
Nikkei 225 Index	28,250.000	09/10/2021	(1)	(2,825,000)	(2,636)	(7,387)	4,751
Nikkei 225 Index	26,250.000	10/08/2021	(8)	(21,000,000)	(10,544)	(32,482)	21,938
Nikkei 225 Index	26,500.000	10/08/2021	(3)	(7,950,000)	(4,772)	(15,857)	11,085
Nikkei 225 Index	26,625.000	10/08/2021	(2)	(5,325,000)	(3,545)	(5,636)	2,091
Nikkei 225 Index	26,875.000	10/08/2021	(4)	(10,750,000)	(8,362)	(16,099)	7,737
Nikkei 225 Index	27,375.000	10/08/2021	(1)	(2,737,500)	(3,136)	(7,486)	4,350
Nikkei 225 Index	26,125.000	11/12/2021	(1)	(2,612,500)	(3,000)	(6,380)	3,380
Nikkei 225 Index	26,375.000	11/12/2021	(2)	(5,275,000)	(6,726)	(8,912)	2,186
Nikkei 225 Index	26,750.000	11/12/2021	(1)	(2,675,000)	(4,044)	(3,475)	(569)
S&P 500 Index	4,340.000	09/01/2021	(21)	(9,114,000)	(525)	(101,500)	100,975
S&P 500 Index	4,360.000	09/08/2021	(21)	(9,156,000)	(6,090)	(76,808)	70,718
S&P 500 Index	4,360.000	09/15/2021	(21)	(9,156,000)	(21,105)	(90,931)	69,826
S&P 500 Index	4,410.000	09/22/2021	(21)	(9,261,000)	(47,670)	(78,167)	30,497
S&P 500 Index	4,160.000	09/30/2021	(4)	(1,664,000)	(5,520)	(29,921)	24,401
S&P 500 Index	4,195.000	09/30/2021	(1)	(419,500)	(1,540)	(8,719)	7,179
S&P 500 Index	4,220.000	09/30/2021	(3)	(1,266,000)	(5,010)	(23,248)	18,238
S&P 500 Index	4,255.000	09/30/2021	(6)	(2,553,000)	(11,220)	(44,558)	33,338
S&P 500 Index	4,290.000	09/30/2021	(6)	(2,574,000)	(12,599)	(44,815)	32,216
S&P 500 Index	4,320.000	09/30/2021	(4)	(1,728,000)	(9,320)	(23,137)	13,817
S&P 500 Index	4,335.000	09/30/2021	(3)	(1,300,500)	(7,380)	(17,476)	10,096
S&P 500 Index	4,390.000	09/30/2021	(1)	(439,000)	(3,030)	(4,419)	1,389
S&P 500 Index	4,440.000	09/30/2021	(17)	(7,548,000)	(63,665)	(67,974)	4,309
S&P 500 Index	4,445.000	09/30/2021	(17)	(7,556,500)	(65,110)	(69,026)	3,916
S&P 500 Index	4,450.000	09/30/2021	(17)	(7,565,000)	(66,640)	(70,745)	4,105
S&P 500 Index	4,455.000	09/30/2021	(17)	(7,573,500)	(68,255)	(73,229)	4,974
S&P 500 Index	4,460.000	09/30/2021	(17)	(7,582,000)	(69,870)	(74,153)	4,283
S&P 500 Index	4,255.000	10/29/2021	(1)	(425,500)	(4,355)	(9,769)	5,414
S&P 500 Index	4,280.000	10/29/2021	(2)	(856,000)	(9,300)	(16,115)	6,815
S&P 500 Index	4,295.000	10/29/2021	(4)	(1,718,000)	(19,380)	(33,197)	13,817
S&P 500 Index	4,350.000	10/29/2021	(5)	(2,175,000)	(28,175)	(35,115)	6,940

			(586)	$(349,953,000)	$(729,129)	$(1,464,602)	$735,473

Total written option contracts			(1,175)	$(723,586,000)	$(1,580,963)	$(2,197,474)	$616,511

Abbreviation:
MS & Co. Int. PLC-Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2021

Shares	Dividend Rate	Value

Investment Company(a) – 73.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,729,160,031	0.026%	$1,729,160,031
(Cost $1,729,160,031)

TOTAL INVESTMENTS – 73.5% (Cost $1,729,160,031)		$1,729,160,031

OTHER ASSETS IN EXCESS OF LIABILITIES – 26.5%		622,652,212

NET ASSETS – 100.0%		$2,351,812,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investment Abbreviation:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	CHF	29,620,000	USD	32,321,650	09/23/21	$43,337
	EUR	11,040,000	USD	12,923,355	09/23/21	118,393
	NZD	118,060,000	USD	82,378,717	09/23/21	812,277
	USD	77,770,456	CHF	71,110,000	09/23/21	70,448
	USD	58,450,787	EUR	49,430,000	09/23/21	58,249
	USD	110,301,232	JPY	12,111,950,000	09/24/21	183,755

TOTAL						$1,286,459

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	52,760,000	USD	38,602,951	09/23/21	$(766)
	JPY	7,132,570,000	USD	65,035,214	09/24/21	(188,463)
	USD	10,694,149	AUD	14,980,000	09/23/21	(266,062)
	USD	179,599,768	CAD	228,190,000	09/23/21	(1,259,702)

TOTAL						$(1,714,993)

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	6,234	09/17/21	$1,409,039,850	$36,066,458
Ultra Long U.S. Treasury Bonds	2,152	12/21/21	424,549,250	1,374,680

Total				$37,441,138

Short position contracts:
20 Year U.S. Treasury Bonds	(341)	12/21/21	(55,572,344)	(131,828)

TOTAL FUTURES CONTRACTS				$37,309,310

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
U.S. Treasury Bonds	$157.000	09/24/2021	(899)	$(14,114,300)	$(84,281)	$(447,783)	$363,502
U.S. Treasury Bonds	159.000	10/22/2021	(912)	(14,500,800)	(641,255)	(639,508)	(1,747)
U.S. Treasury Bonds	160.000	09/24/2021	(896)	(14,336,000)	(392,000)	(684,289)	292,289

Total written option contracts			(2,707)	$(42,951,100)	$(1,117,536)	$(1,771,580)	$654,044

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$4,035.000	09/01/2021	396	$159,786,000	$1,980	$48,325	$(46,345)
S&P 500 Index	2,900.000	09/03/2021	479	138,910,000	1,197	38,679	(37,482)
S&P 500 Index	3,100.000	09/03/2021	480	148,800,000	1,200	49,527	(48,327)
S&P 500 Index	3,150.000	09/03/2021	479	150,885,000	1,197	46,617	(45,420)
S&P 500 Index	3,000.000	09/10/2021	478	143,400,000	3,585	46,771	(43,186)
S&P 500 Index	3,050.000	09/10/2021	478	145,790,000	4,780	48,389	(43,609)
S&P 500 Index	3,150.000	09/10/2021	477	150,255,000	4,770	49,039	(44,269)
S&P 500 Index	3,250.000	09/10/2021	476	154,700,000	7,140	56,454	(49,314)
S&P 500 Index	2,930.000	09/17/2021	476	139,468,000	7,140	49,879	(42,739)
S&P 500 Index	2,950.000	09/17/2021	958	282,610,000	16,765	127,019	(110,254)
S&P 500 Index	2,980.000	09/17/2021	477	142,146,000	9,540	43,684	(34,144)
S&P 500 Index	3,025.000	09/17/2021	474	143,385,000	10,666	52,496	(41,830)
S&P 500 Index	2,900.000	09/24/2021	462	133,980,000	15,015	67,337	(52,322)
S&P 500 Index	3,000.000	09/24/2021	1,863	558,900,000	79,178	204,793	(125,615)
S&P 500 Index	3,050.000	09/30/2021	475	144,875,000	39,188	58,367	(19,179)
S&P 500 Index	3,160.000	09/30/2021	472	149,152,000	50,740	50,807	(67)
S&P 500 Index	3,200.000	09/30/2021	480	153,600,000	56,400	60,360	(3,960)

Total purchased option contracts			9,880	$3,040,642,000	$310,481	$1,098,543	$(788,062)

Written option contracts

Puts
S&P 500 Index	4,155.000	09/01/2021	(1,909)	(793,189,500)	(19,090)	(416,162)	397,072
S&P 500 Index	4,195.000	09/03/2021	(1,911)	(801,664,500)	(85,995)	(282,828)	196,833
S&P 500 Index	4,335.000	09/07/2021	(1,921)	(832,753,500)	(321,768)	(334,802)	13,034

S&P 500 Index	4,370.000	09/03/2021	(1,898)	(829,426,000)	(199,290)	(223,964)	24,674

Total written option contracts			(7,639)	$(3,257,033,500)	$(626,143)	$(1,257,756)	$631,613

TOTAL			2,241	$(216,391,500)	$(315,662)	$(159,213)	$(156,449)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Schedule of Investments

August 31, 2021

Shares	Dividend Rate	Value

Investment Company(a) – 87.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
368,029,368	0.026%	$368,029,368
(Cost $368,029,368)

TOTAL INVESTMENTS – 87.0% (Cost $368,029,368)		$368,029,368

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.0%		54,889,783

NET ASSETS – 100.0%		$422,919,151

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	6	09/17/21	$1,356,150	$27,278
2 Year U.S. Treasury Notes	1,194	12/31/21	263,071,782	164,222
5 Year U.S. Treasury Notes	1,104	12/31/21	136,585,500	396,648

TOTAL FUTURES CONTRACTS				$588,148

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$2,900.000	09/03/2021	73	$21,170,000	$183	$5,895	$(5,712)
S&P 500 Index	3,100.000	09/03/2021	74	22,940,000	185	7,635	(7,450)
S&P 500 Index	3,150.000	09/03/2021	74	23,310,000	185	7,202	(7,017)
S&P 500 Index	3,000.000	09/10/2021	73	21,900,000	548	7,143	(6,595)
S&P 500 Index	3,050.000	09/10/2021	74	22,570,000	740	7,491	(6,751)
S&P 500 Index	3,150.000	09/10/2021	74	23,310,000	740	7,608	(6,868)
S&P 500 Index	3,250.000	09/10/2021	75	24,375,000	1,125	8,895	(7,770)
S&P 500 Index	2,930.000	09/17/2021	79	23,147,000	1,185	8,278	(7,093)
S&P 500 Index	2,950.000	09/17/2021	162	47,790,000	2,835	21,602	(18,767)
S&P 500 Index	2,980.000	09/17/2021	80	23,840,000	1,599	7,326	(5,727)
S&P 500 Index	3,025.000	09/17/2021	76	22,990,000	1,710	8,417	(6,707)
S&P 500 Index	2,900.000	09/24/2021	78	22,620,000	2,535	11,369	(8,834)
S&P 500 Index	3,000.000	09/24/2021	338	101,400,000	14,364	36,988	(22,624)
S&P 500 Index	3,050.000	09/30/2021	91	27,755,000	7,508	11,182	(3,674)
S&P 500 Index	3,160.000	09/30/2021	92	29,072,000	9,890	9,903	(13)
S&P 500 Index	3,200.000	09/30/2021	93	29,760,000	10,928	11,695	(767)

Total purchased option contracts			1,606	$487,949,000	$56,260	$178,629	$(122,369)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts

Puts
S&P 500 Index	$4,155.000	09/01/2021	(347)	$(144,178,500)	$(3,470)	$(75,646)	$72,176
S&P 500 Index	4,195.000	09/03/2021	(367)	(153,956,500)	(16,515)	(54,316)	37,801
S&P 500 Index	4,335.000	09/07/2021	(372)	(161,262,000)	(62,310)	(64,834)	2,524
S&P 500 Index	4,370.000	09/03/2021	(372)	(162,564,000)	(39,060)	(43,896)	4,836

Total written option contracts			(1,458)	$(621,961,000)	$(121,355)	$(238,692)	$117,337

TOTAL			148	$(134,012,000)	$(65,095)	$(60,063)	$(5,032)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 0.1%
Banks – 0.1%
Credit Industriel ET Commercial
$5,000,000	0.010%	04/07/22	$4,994,622
(Cost $4,993,644)

U.S. Treasury Obligations(a) – 2.3%
United States Cash Management Bill
$35,000,000	0.000%	11/23/21	$34,997,176
United States Treasury Bills
24,000,000	0.000	01/06/22	23,996,647
35,000,000	0.000	01/13/22	34,994,828

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $93,985,218)			$93,988,651

Shares	Description	Value

Exchange Traded Funds – 5.3%
412,075	Alerian MLP ETF(b)	$13,334,747
1,297,367	Energy Select Sector SPDR Fund	62,792,563
899,202	Health Care Select Sector SPDR Fund	121,581,102
15,694	iShares Core S&P 500 ETF	7,120,525
38,186	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,166,566
72,772	iShares iBoxx High Yield Corporate Bond ETF	6,410,485

TOTAL EXCHANGE TRADED FUNDS (Cost $164,214,571)		$216,405,988

Shares	Dividend Rate	Value

Investment Companies(c) – 50.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,850,734,808	0.026%	$1,850,734,808
Goldman Sachs High Yield Floating Rate Fund – Class R6
11,207,748	3.514	104,904,518
Goldman Sachs Energy Infrastructure Fund – Class R6
8,216,763	4.177	76,333,727
Goldman Sachs MLP Energy Infrastructure Fund – Class R6
825,734	6.232	19,074,456

TOTAL INVESTMENT COMPANIES (Cost $2,009,356,401)		$2,051,047,509

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $2,272,549,834)		$2,366,436,770

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 39.8%
Certificates of Deposit – 9.3%
Alpine Securitization LLC(d)
$15,000,000	0.210%		10/12/21	$15,001,575
Australia & New Zealand Banking Group Ltd.(d)(e)
(3M USD LIBOR + 0.010%)
5,000,000	0.200		11/29/21	5,000,450
(3M USD LIBOR + 0.030%)
10,000,000	0.215		03/08/22	10,000,358
(SOFR + 0.120%)
12,350,000	0.130		02/28/22	12,350,809
Banco Santander SA
5,050,000	0.290		10/12/21	5,051,059
Bank of Montreal(e)
(1M USD BSBY + 0.120%)
11,000,000	0.189		12/01/21	10,997,800
(3M USD LIBOR + 0.040%)
5,000,000	0.185		10/01/21	5,000,214
(3M USD LIBOR + 0.100%)
3,500,000	0.224		11/17/21	3,501,026
Bank of Nova Scotia(e)(SOFR + 0.150%)
10,000,000	0.200		03/17/22	10,002,072
Barclays Bank PLC
5,000,000	0.350		12/31/21	5,003,381
Canadian Imperial Bank of Commerce(e)
(1M USD BSBY + 0.100%)
8,940,000	0.171		01/24/22	8,940,000
(3M USD LIBOR + 0.100%)
5,000,000	0.219		12/13/21	5,001,385
(3M USD LIBOR + 0.110%)
2,500,000	0.248		01/03/22	2,500,892
Commonwealth Bank of Australia(e)
5,000,000	0.131		09/02/21	5,000,000
Cooperatieve Centrale
5,400,000	0.160		12/10/21	5,400,847
Credit Industriel ET Commercial
11,870,000	0.240		04/22/22	11,877,082
Credit Suisse New York
800,000	0.340		11/01/21	800,287
8,000,000	0.340		11/19/21	8,003,494
Deutsche Bank AG
6,846,000	0.720		11/08/21	6,853,258
First Abu Dhabi Bank USA NV(e) (3M USD LIBOR + 0.170%)
10,032,000	0.289		12/14/21	10,033,944
HSBC Bank PLC
2,000,000	0.330		12/24/21	2,001,391
Landesbank Hessen-Thuringen
13,321,000	0.160		12/09/21	13,321,628
Lloyds Bank Corporate Markets PLC
5,000,000	0.240		02/23/22	5,002,267
(SOFR + 0.190%)
8,900,000	0.240	(e)	02/17/22	8,903,202
Macquarie Bank Ltd.(d)(e)(3M USD LIBOR + 0.030%)
8,500,000	0.224		11/12/21	8,500,945
Mizuho Bank Ltd.
3,000,000	0.190		02/28/22	3,000,451
23,800,000	0.230		11/10/21	23,806,988
7,000,000	0.230		11/17/21	7,002,152

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
MUFG Bank Ltd.
$10,000,000	0.230%		10/28/21	$10,002,431
National Bank Of Kuwait Sakp
7,000,000	0.390		11/16/21	7,002,642
3,443,000	0.230		09/16/21	3,443,185
8,500,000	0.240		12/03/21	8,500,000
10,000,000	0.250		09/13/21	10,000,556
Natixis SA(e)
(3M USD LIBOR + 0.030%)
16,465,000	0.155		11/15/21	16,467,251
(3M USD LIBOR + 0.130%)
1,001,000	0.253		12/09/21	1,001,345
Norinchukin Bank NY
3,516,000	0.250		11/04/21	3,516,932
6,100,000	0.370		12/03/21	6,104,119
Royal Bank of Canada(e) (3M USD LIBOR + 0.090%)
10,000,000	0.218		12/10/21	10,002,075
Skandinaviska Enskilda Banken AB/New York NY(e) (3M USD LIBOR + 0.020%)
9,750,000	0.151		12/06/21	9,750,115
Societe Generale SA(d)(e)
(3M USD LIBOR + 0.110%)
5,000,000	0.344		01/18/22	5,001,679
(3M USD LIBOR + 0.120%)
16,000,000	0.314		03/07/22	16,005,499
Standard Chartered Bank
8,700,000	0.300		05/03/22	8,705,958
Svenska Handelsbanken(e) (3M USD LIBOR + 0.010%)
11,000,000	0.137		02/11/22	11,000,386
Toronto Dominion Bank
4,000,000	0.240	(d)	04/22/22	4,002,369
5,000,000	0.240		04/27/22	5,002,648
UBS AG London
4,303,000	0.300		03/15/22	4,304,839
(3M USD LIBOR + 0.120%)
15,000,000	0.350	(d)(e)	10/15/21	15,001,239
Westpac Banking Corp.(d)(e) (3M USD LIBOR + 0.020%)
10,000,000	0.148		11/24/21	10,001,412

				382,675,637

Commercial Paper(a) – 30.5%
Albion Capital Corp.(d)
17,700,000	0.000		09/23/21	17,698,586
5,000,000	0.000		11/22/21	4,998,386
Antalis S.A(d)
8,617,000	0.000		10/15/21	8,615,707
8,000,000	0.000		11/05/21	7,998,211
AT&T, Inc.(d)
6,000,000	0.000		09/21/21	5,999,510
1,750,000	0.000		11/10/21	1,749,389
14,244,000	0.000		12/14/21	14,236,314
12,306,000	0.000		12/16/21	12,299,270
Atlantic Asset Securitization Corp.(d)
6,200,000	0.000		09/14/21	6,199,785
10,463,000	0.000		11/18/21	10,460,337

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Bank Amer Secs, Inc.(d)
14,250,000	0.000		12/21/21	14,244,458
Barclays Capital, Inc.(d)
15,000,000	0.000		01/24/22	14,991,483
BASF SE(d)
20,000,000	0.000		09/23/21	19,998,467
BAT International Finance PLC(d)
8,000,000	0.000		09/07/21	7,999,798
8,307,000	0.000		10/22/21	8,304,972
Bedford Row Funding Corp.(d)
9,000,000	0.000		09/08/21	8,999,776
BNG Bank N.V.(d)
25,000,000	0.000		01/31/22	24,985,019
BP Capital Markets PLC(d)
10,383,000	0.000		01/18/22	10,376,943
4,307,000	0.000		02/22/22	4,303,483
Cafco LLC(d)
20,000,000	0.000		11/03/21	19,996,053
Caisse Des Depots Et Consignations
25,856,000	0.000		01/26/22	25,842,288
Caisse d’Amortissement de la Dette Sociale(d)
2,500,000	0.000		11/01/21	2,499,608
CDP Financial, Inc.(d)
17,000,000	0.000		04/26/22	16,986,626
5,000,000	0.000		05/11/22	4,995,467
CenterPoint Energy, Inc.(d)
9,561,000	0.000		09/21/21	9,560,219
Chariot Funding LLC(d)
8,000,000	0.000		09/13/21	7,999,769
Chevron Corp.(d)
13,767,000	0.000		09/28/21	13,766,143
Ciesco LLC(d)
10,000,000	0.000		02/07/22	9,993,644
CNPC Finance(d)
21,000,000	0.000		09/07/21	20,999,673
Collateralized Commercial Paper FLEX Co. LLC(d)
17,500,000	0.000		09/23/21	17,498,938
Collateralized Commercial Paper V Co. LLC
10,000,000	0.000		01/18/22	9,994,672
Danaher Corp.(d)
15,151,000	0.000		11/09/21	15,145,609
Dexia Credit Local SA(d)
8,000,000	0.000		09/14/21	7,999,751
8,200,000	0.000		02/22/22	8,194,419
15,000,000	0.000		03/07/22	14,988,798
Dow Chemical Co.
24,500,000	0.000		09/27/21	24,496,748
Duke Energy Corp.(d)
7,000,000	0.000		09/08/21	6,999,830
Dupont De Nemours, Inc.(d)
6,250,000	0.000		12/03/21	6,247,373
Electricite de France SA(d)
10,000,000	0.000		10/12/21	9,998,390
10,000,000	0.000		10/26/21	9,997,371
Enel Finance America(d)
8,250,000	0.000		11/05/21	8,247,338

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Enel Finance America(d) – (continued)
$6,850,000	0.000%		02/16/22	$6,842,411
5,000,000	0.000		02/17/22	4,994,404
Entergy Corp.(d)
10,000,000	0.000		11/22/21	9,995,435
5,809,000	0.000		11/23/21	5,806,316
Equipment Intermediation(d)
10,876,000	0.000		09/16/21	10,875,560
Erste Abwicklungsanstalt(d)
12,925,000	0.000		02/14/22	12,916,246
Exxon Mobil Corp.
7,850,000	0.000		09/01/21	7,849,987
10,800,000	0.000		09/07/21	10,799,874
17,500,000	0.000		09/23/21	17,499,329
Fairway Finance Corp.(d)
5,200,000	0.000		10/22/21	5,199,099
Fidelity National Information Services, Inc.(d)
14,500,000	0.000		09/03/21	14,499,850
7,000,000	0.000		09/07/21	6,999,823
General Dynamics Corp.(d)
18,000,000	0.000		10/14/21	17,997,580
Gotham Funding Corp.(d)
19,000,000	0.000		10/12/21	18,997,606
Honeywell International, Inc.(d)
3,150,000	0.000		10/18/21	3,149,698
5,000,000	0.000		01/19/22	4,998,159
6,000,000	0.000		05/18/22	5,993,630
8,000,000	0.000		05/20/22	7,991,441
Ionic Capital II Trust
15,041,000	0.000	(d)	09/23/21	15,040,087
15,000,000	0.000		10/05/21	14,998,542
J.P. Morgan Securities LLC(d)
10,674,000	0.000		03/22/22	10,665,092
Keurig Dr Pepper, Inc.
8,100,000	0.000	(d)	12/30/21	8,094,256
10,957,000	0.000		01/10/22	10,948,242
KFW International Finance, Inc.(d)
31,400,000	0.000		01/25/22	31,384,742
Koch Inds, Inc.
9,000,000	0.000		09/01/21	8,999,985
La Fayette Asset Securitization(d)
20,000,000	0.000		10/27/21	19,996,580
Liberty Funding LLC(d)
6,000,000	0.000		09/24/21	5,999,616
9,698,000	0.000		12/23/21	9,694,069
Lime Funding(d)
6,250,000	0.000		09/10/21	6,249,854
12,192,000	0.000		12/09/21	12,187,834
LMA SA LMA Americas(d)
5,000,000	0.000		09/02/21	4,999,978
8,613,000	0.000		09/03/21	8,612,943
4,900,000	0.000		09/23/21	4,899,703
7,000,000	0.000		02/11/22	6,995,376
LVMH Moet Hennessy Louis Vuitton SE(d)
6,980,000	0.000		10/05/21	6,979,389
3,000,000	0.000		10/13/21	2,999,678

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
LVMH Moet Hennessy Louis Vuitton SE(d) – (continued)
1,000,000	0.000		11/08/21	999,805
22,000,000	0.000		01/18/22	21,988,621
Massachusetts Mutual Life Insurance Co.(d)
15,000,000	0.000		09/15/21	14,999,562
Matchpoint Finance PLC(d)
17,779,000	0.000		10/08/21	17,777,123
5,000,000	0.000		11/08/21	4,998,917
7,000,000	0.000		11/23/21	6,998,073
Mccormick & Co.(d)
13,000,000	0.000		09/15/21	12,999,296
National Bank of Canada(d)
10,554,000	0.000		03/22/22	10,544,597
NatWest Markets PLC(d)
6,000,000	0.000		01/18/22	5,996,103
8,050,000	0.000		01/19/22	8,044,735
Nederlandse Wtrschbnk(d)
8,617,000	0.000		10/14/21	8,615,947
15,000,000	0.000		12/01/21	14,995,745
NextEra Energy Capital Holdings, Inc.(d)
18,000,000	0.000		10/19/21	17,995,958
Nieuw Amsterdam Receivables Corp.(d)
7,600,000	0.000		09/17/21	7,599,677
10,000,000	0.000		11/02/21	9,998,233
NRW Bank(d)
15,000,000	0.000		10/27/21	14,997,672
Oesterreichische
25,856,000	0.000		10/29/21	25,853,415
PPG Industries, Inc.
14,000,000	0.000		09/20/21	13,998,927
Reckitt Benckiser Treasury Services PLC(d)
20,800,000	0.000		09/09/21	20,799,064
11,000,000	0.000		10/12/21	10,997,562
Ridgefield Funding Co.(d)
12,000,000	0.000		02/08/22	11,991,038
12,061,000	0.000		09/03/21	12,060,916
Salisbury Receivables Co.(d)
6,658,000	0.000		09/10/21	6,657,852
Schwab Charles Corp.(d)
17,000,000	0.000		11/16/21	16,996,509
Sheffield Receivables Corp.(d)
10,000,000	0.000		12/09/21	9,996,583
Starbird Funding Corp.(d)
9,000,000	0.000		11/10/21	8,997,977
10,000,000	0.000		12/01/21	9,996,908
Suncor Energy, Inc.(d)
2,500,000	0.000		09/09/21	2,499,919
Svenska Handelsbanken AB(d)
8,613,000	0.000		02/01/22	8,608,173
The Walt Disney Co.(d)
2,000,000	0.000		01/27/22	1,998,601
Toronto Dominion Bank(d)
5,000,000	0.000		04/26/22	4,995,075
Versailles CDS LLC(d)
5,000,000	0.000		11/05/21	4,998,973

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Victory Receivables Corp.(d)
$20,000,000	0.000%	10/26/21	$19,996,671
Volkswagen Group of America Finance LLC(d)
12,000,000	0.000	11/10/21	11,989,492
VW Cr, Inc.(d)
5,000,000	0.000	09/17/21	4,999,686
Waste Management, Inc.(d)
15,000,000	0.000	09/20/21	14,998,850
4,338,000	0.000	08/10/22	4,330,373

			1,247,373,663

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,629,841,097)			$1,630,049,300

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $3,902,390,931)			$3,996,486,070

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,522,825	0.026%	$5,522,825
(Cost $5,522,825)

TOTAL INVESTMENTS – 97.7% (Cost $3,907,913,756)		$4,002,008,895

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		95,470,196

NET ASSETS – 100.0%		$4,097,479,091

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated fund.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2021.

Currency Abbreviations:
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
BSBY	—Bloomberg Short-Term Bank Yield Index
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 600 Index	237	09/17/21	$6,571,992	$225,144
2 Year U.S. Treasury Notes	1,016	12/31/21	223,853,376	22,086
5 Year U.S. Treasury Notes	621	12/31/21	76,829,344	47,668
10 Year U.S. Treasury Notes	1,985	12/21/21	264,904,453	(5,352)

Total				$289,546

Short position contracts:
S&P 500 E-Mini Index	(385)	09/17/21	(87,019,625)	(5,614,709)

TOTAL FUTURES CONTRACTS				$(5,325,163)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate (Received)/ Paid by the Fund		Counterparty	Termination Date(a)	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
JPGSVENK Index(b)	0.070	%(c)	J.P. Morgan Securities LLC	10/05/21		$124,908	$(4,132,921)
MSGSSUIT Index(b)	0.350(c)		MS & Co. Int. PLC	10/05/21		124,917	2,665,649
SX7T Index	0.150(d)		Barclays Bank PLC	04/04/22	EUR	138,305	5,599,171
SX7T Index	(0.150)(d)		Barclays Bank PLC	04/04/22		11,047	(447,238)

TOTAL							$3,684,661

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	The top 50 components are shown below.
(c)	Payments made monthly.
(d)	Payments made quarterly.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Albemarle Corp	Financial	(362)	$(85,766)	2.08%
Carnival Corp	Consumer, Cyclical	(3,493)	(84,317)	2.04
McCormick & Co Inc/MD	Consumer, Non-cyclical	(891)	(76,917)	1.86
American Airlines Group Inc	Consumer, Cyclical	(3,737)	(74,507)	1.80
Hormel Foods Corp	Consumer, Non-cyclical	(1,609)	(73,267)	1.77
Aptiv PLC	Consumer, Cyclical	(447)	(68,040)	1.65
Catalent Inc	Consumer, Non-cyclical	(492)	(64,172)	1.55
Dexcom Inc	Consumer, Non-cyclical	(116)	(61,296)	1.48
Edwards Lifesciences Corp	Consumer, Non-cyclical	(523)	(61,242)	1.48
Paycom Software Inc	Technology	(125)	(61,084)	1.48
Align Technology Inc	Consumer, Non-cyclical	(85)	(59,965)	1.45
MGM Resorts International	Consumer, Cyclical	(1,337)	(56,989)	1.38
NVIDIA Corp	Technology	(253)	(56,636)	1.37
Netflix Inc	Communications	(97)	(55,211)	1.34
ServiceNow Inc	Technology	(85)	(55,009)	1.33
Royal Caribbean Cruises Ltd	Consumer, Cyclical	(662)	(54,769)	1.33
Norwegian Cruise Line Holdings Ltd	Consumer, Cyclical	(2,119)	(54,758)	1.33
Live Nation Entertainment Inc	Consumer, Cyclical	(632)	(54,756)	1.32
Monolithic Power Systems Inc	Technology	(110)	(54,419)	1.32
Bank of New York Mellon Corp/The	Financial	(974)	(53,809)	1.30
Charles Schwab Corp/The	Financial	(738)	(53,739)	1.30
Equifax Inc	Consumer, Non-cyclical	(193)	(52,631)	1.27
Pioneer Natural Resources Co	Energy	(351)	(52,539)	1.27
Tesla Inc	Consumer, Cyclical	(70)	(51,803)	1.25
Wynn Resorts Ltd	Consumer, Cyclical	(508)	(51,656)	1.25
Delta Air Lines Inc	Consumer, Cyclical	(1,267)	(51,223)	1.24
Chipotle Mexican Grill Inc	Consumer, Cyclical	(27)	(51,012)	1.23
Advanced Micro Devices Inc	Technology	(460)	(50,931)	1.23
Alaska Air Group Inc	Consumer, Cyclical	(881)	(50,524)	1.22
Archer-Daniels-Midland Co	Consumer, Non-cyclical	(842)	(50,508)	1.22
United Airlines Holdings Inc	Consumer, Cyclical	(1,085)	(50,446)	1.22
ConocoPhillips	Energy	(902)	(50,105)	1.21
MarketAxess Holdings Inc	Consumer, Non-cyclical	(104)	(49,544)	1.20
ANSYS Inc	Technology	(135)	(49,392)	1.20
Autodesk Inc	Technology	(155)	(48,111)	1.16
T-Mobile US Inc	Communications	(345)	(47,249)	1.14
Air Products and Chemicals Inc	Basic Materials	(173)	(46,643)	1.13

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSVENK) of common stocks (continued)
Common Stocks	Sector	Shares	Value	Weight
Expedia Group Inc	Communications	(314)	$(45,358)	1.10%
ABIOMED Inc	Consumer, Non-cyclical	(120)	(43,748)	1.06
Charles River Laboratories International	Consumer, Non-cyclical	(97)	(43,192)	1.05
Bio-Rad Laboratories Inc	Consumer, Non-cyclical	(54)	(43,132)	1.04
Danaher Corp	Consumer, Non-cyclical	(133)	(43,073)	1.04
West Pharmaceutical Services Inc	Consumer, Non-cyclical	(95)	(42,928)	1.04
ResMed Inc	Consumer, Non-cyclical	(147)	(42,687)	1.03
Cooper Cos Inc/The	Consumer, Non-cyclical	(93)	(41,994)	1.02
Intuitive Surgical Inc	Consumer, Non-cyclical	(40)	(41,895)	1.01
Medtronic PLC	Consumer, Non-cyclical	(301)	(40,137)	0.97
IPG Photonics Corp	Technology	(230)	(39,213)	0.95
Caesars Entertainment Inc	Consumer, Cyclical	(385)	(39,143)	0.95
STERIS PLC	Consumer, Non-cyclical	(181)	(38,869)	0.94

A basket (MSGSSUIT) of common stocks

Activision Blizzard Inc	Technology	1,438	118,419	4.44
Bank of America Corp	Financial	1,629	68,021	2.55
United Rentals Inc	Consumer, Non-cyclical	190	66,846	2.51
Truist Financial Corp	Financial	1,152	65,717	2.46
Citizens Financial Group Inc	Financial	1,480	64,806	2.43
Capital One Financial Corp	Financial	389	64,587	2.42
Globe Life Inc	Financial	666	63,970	2.40
Mohawk Industries Inc	Consumer, Cyclical	316	62,416	2.34
Alaska Air Group Inc	Consumer, Cyclical	1,081	61,991	2.32
Occidental Petroleum Corp	Energy	2,398	61,606	2.31
Citrix Systems Inc	Technology	598	61,516	2.31
Stanley Black & Decker Inc	Industrial	316	60,991	2.29
FedEx Corp	Industrial	224	59,501	2.23
Ford Motor Co	Consumer, Cyclical	4,446	57,933	2.17
Gap Inc/The	Consumer, Cyclical	2,113	56,468	2.12
Bath & Body Works Inc	Consumer, Cyclical	776	52,351	1.96
Fox Corp	Communications	1,247	43,192	1.62
Discovery Inc	Communications	1,506	41,555	1.56
Organon & Co	Consumer, Non-cyclical	1,056	35,782	1.34
Huntington Bancshares Inc/OH	Financial	2,197	34,113	1.28
Westrock Co	Industrial	636	33,119	1.24
Regions Financial Corp	Financial	1,618	33,059	1.24
Synchrony Financial	Financial	660	32,837	1.23
JPMorgan Chase & Co	Financial	205	32,719	1.23
People’s United Financial Inc	Financial	1,967	32,324	1.21
Marathon Oil Corp	Energy	2,748	32,293	1.21
Invesco Ltd	Financial	1,272	32,195	1.21
Discover Financial Services	Financial	251	32,129	1.20
W R Berkley Corp	Financial	424	31,938	1.20
SVB Financial Group	Financial	57	31,794	1.19
Caterpillar Inc	Industrial	151	31,784	1.19
United Parcel Service Inc	Industrial	162	31,684	1.19
Biogen Inc	Consumer, Non-cyclical	93	31,595	1.19
Intel Corp	Technology	580	31,344	1.18
AES Corp/The	Utilities	1,312	31,317	1.17
CF Industries Holdings Inc	Basic Materials	677	30,748	1.15
Halliburton Co	Energy	1,537	30,715	1.15
Schlumberger NV	Energy	1,090	30,559	1.15
Lamb Weston Holdings Inc	Consumer, Non-cyclical	460	29,998	1.13
Newmont Corp	Basic Materials	499	28,932	1.09
Fox Corp	Communications	582	21,798	0.82
Discovery Inc	Communications	709	20,438	0.77
Ulta Beauty Inc	Consumer, Cyclical	46	17,782	0.67
Victoria’s Secret & Co	Consumer, Cyclical	258	17,102	0.64

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSGSSUIT) of common stocks (continued)
Common Stocks	Sector	Shares	Value	Weight
Under Armour Inc	Consumer, Cyclical	850	$17,061	0.64%
Tyson Foods Inc	Consumer, Non-cyclical	217	17,017	0.64
Comerica Inc	Financial	229	16,890	0.63
Assurant Inc	Financial	99	16,763	0.63
Fifth Third Bancorp	Financial	429	16,653	0.62
Chubb Ltd	Financial	91	16,650	0.62

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
6M IRS	Barclays Bank PLC	2.000%	12/09/2021	71,975,000	$71,975,000	$742,926	$2,663,968	$(1,921,042)
Written option contracts
Calls
6M IRS	Barclays Bank PLC	1.600	12/09/2021	(71,975,000)	(71,975,000)	(2,057,506)	(1,338,695)	(718,811)
9M IRS	MS & Co. Int. PLC	2.070	11/24/2021	(108,400,000)	(108,400,000)	(11,568,621)	(7,284,480)	(4,284,141)
9M IRS	BofA Securities LLC	1.999	01/18/2022	(112,300,000)	(112,300,000)	(10,726,739)	(7,153,510)	(3,573,229)

				(292,675,000)	$(292,675,000)	$(24,352,866)	$(15,776,685)	$(8,576,181)
Puts
6M IRS	Barclays Bank PLC	2.300	12/09/2021	(71,975,000)	(71,975,000)	(220,474)	(1,159,730)	939,256

Total written option contracts				(364,650,000)	$(364,650,000)	$(24,573,340)	$(16,936,415)	$(7,636,925)

TOTAL				(292,675,000)	$(292,675,000)	$(23,830,414)	$(14,272,447)	$(9,557,967)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
FTSE 100 Index	BofA Securities LLC	$7,573.990	03/18/2022	7,603	$5,758,504,597	$812,666	$1,108,464	$(295,798)
Nikkei 225 Index	Citibank NA	28,691.210	12/30/2021	492,927	1,414,267,207,167	3,150,988	2,813,357	337,631
XLE Index	MS & Co. Int. PLC	51.580	12/31/2021	2,741,058	14,138,377,164	4,345,388	3,891,206	454,182

				3,241,588	$1,434,164,088,928	$8,309,042	$7,813,027	$496,015
Puts
S&P 500 Index	BNP Paribas SA	4,348.600	09/30/2021	56,313	24,488,271,180	1,442,910	6,194,430	(4,751,520)
SX7E Index	MS & Co. Int. PLC	68.565	11/12/2021	1,971,727	13,519,126,458	525,356	2,810,144	(2,284,788)

				2,028,040	$38,007,397,638	$1,968,266	$9,004,574	$(7,036,308)

Total purchased option contracts				5,269,628	$1,472,171,486,566	$10,277,308	$16,817,601	$(6,540,293)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
XLE Index	MS & Co. Int. PLC	$56.790	12/31/2021	(2,741,058)	$(15,566,468,382)	$(1,589,022)	$(1,452,761)	$(136,261)
Puts
S&P 500 Index	Barclays Bank PLC	3,520.209	12/31/2021	(27,404)	(9,646,781,566)	(736,085)	(7,265,549)	6,529,464
S&P 500 Index	Barclays Bank PLC	3,756.126	12/31/2021	(55,834)	(20,971,953,908)	(2,232,613)	(11,720,003)	9,487,390
S&P 500 Index	BNP Paribas SA	4,044.200	09/30/2021	(56,313)	(22,774,103,460)	(513,551)	(2,435,480)	1,921,929
FTSE 100 Index	BofA Securities LLC	6,131.330	03/18/2022	(7,603)	(4,661,650,199)	(1,269,341)	(1,212,672)	(56,669)
S&P Index	BofA Securities LLC	3,183.120	12/31/2021	(82,040)	(26,114,316,480)	(1,278,857)	(18,004,367)	16,725,510
SX7E Index	BofA Securities LLC	68.565	11/12/2021	(1,971,727)	(13,519,126,458)	(525,357)	(21,451,190)	20,925,833
Nikkei 225 Index	Citibank NA	23,725.430	12/30/2021	(492,927)	(1,169,490,503,361)	(1,140,375)	(1,680,545)	540,170
Russell 2000 Index	MS & Co. Int. PLC	1,803.030	12/31/2021	(110,313)	(19,889,764,839)	(2,355,951)	(20,635,635)	18,279,684

				(2,804,161)	$(1,287,068,200,271)	$(10,052,130)	$(84,405,441)	$74,353,311

Total written option contracts				(5,545,219)	$(1,302,634,668,653)	$(11,641,152)	$(85,858,202)	$74,217,050

TOTAL				(275,591)	$169,536,817,913	$(1,363,844)	$(69,040,601)	$67,676,757

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put CNH	BofA Securities LLC	$6.511	10/14/2021	122,700,000	$122,700,000	$434,726	$1,011,784	$(577,058)
Call USD/Put CHF	BofA Securities LLC	0.930	03/07/2023	43,640,000	43,640,000	792,764	1,420,264	(627,500)
Call USD/Put JPY	MS & Co. Int. PLC	108.290	03/07/2023	43,640,000	43,640,000	1,531,764	1,481,578	50,186

				209,980,000	$209,980,000	$2,759,254	$3,913,626	$(1,154,372)
Puts
Put EUR/Call USD	MS & Co. Int. PLC	1.192	03/07/2023	36,490,000	36,490,000	1,220,443	1,405,395	(184,952)

Total purchased option contracts				246,470,000	$246,470,000	$3,979,697	$5,319,021	$(1,339,324)

Abbreviations:
6M IRS	—6 Months Interest Rate Swaptions
9M IRS	—9 Months Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SX7E Index	—Euro STOXX Banks Index
SX7T Index	—Euro STOXX Banks Net Return Index
XLE Index	—Energy Select Sector SPDR Fund Index

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities

August 31, 2021

	Global Managed Beta Fund	Strategic Factor Allocation Fund
Assets:
Investments of unaffiliated issuers, at value (cost $897,742,887 and $0, respectively)(a)	$1,310,970,620	$—
Investments of affiliated issuers, at value (cost $699,945,416 and $1,729,160,031, respectively)	863,509,832	1,729,160,031
Investments in securities lending reinvestment vehicle — affiliated issuer, at value, (cost $961,050 and $0, respectively)	961,050	—
Purchased options, at value (premium paid $14,220,944 and $1,098,543, respectively)	14,786,412	310,481
Cash	34,310,556	214,063,725
Foreign currencies, at value (cost $2,210,196 and $0, respectively)	2,201,517	—
Unrealized gain on forward foreign currency exchange contracts	10,528,231	1,286,459
Variation margin on futures contracts	130,623	—
Receivables:
Investments sold	40,468,481	—
Collateral on certain derivative contracts(b)	35,541,330	424,319,739
Dividends and interest	319,433	38,966
Foreign tax reclaims	221,248	—
Reimbursement from investment adviser	23,918	—
Securities lending income	910	—
Fund shares sold	—	3,161,000
Due from broker	—	334,802
Other assets	143,096	38,347
Total assets	2,314,117,257	2,372,713,550

Liabilities:
Unrealized loss on swap contracts	11,718	—
Unrealized loss on forward foreign currency exchange contracts	1,295,232	1,714,993
Variation margin on futures contracts	—	15,421,353
Written option contracts, at value (premium received $2,197,474 and $3,029,336, respectively)	1,580,963	1,743,679
Payables:
Fund shares redeemed	46,310,243	338,635
Payable upon return of securities loaned	961,050	—
Management fees	490,120	1,216,136
Investments purchased	444,717	99,326
Transfer Agency fees	38,083	58,967
Accrued expenses	389,800	308,218
Total liabilities	51,521,926	20,901,307

Net Assets:
Paid-in capital	1,553,802,255	2,073,035,415
Total distributable earnings	708,793,076	278,776,828
NET ASSETS	$2,262,595,331	$2,351,812,243
Net Assets:
Institutional	$2,262,595,331	$3,959,956
Class R6	—	13,513
Class P	—	2,347,838,774
Total Net Assets	$2,262,595,331	$2,351,812,243
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	135,395,905	310,341
Class R6	—	1,070
Class P	—	186,054,026
Net asset value, offering and redemption price per share:
Institutional	$16.71	$12.76
Class R6	—	12.63
Class P	—	12.62

(a)	Includes loaned securities having market value of $941,531 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Options
Global Managed Beta	$9,482,907	$350,000	$25,708,423

Strategic Factor Allocation	89,203,141	5,720,000	329,396,598

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund(a)
Assets:
Investments of unaffiliated issuers, at value (cost $0 and $1,893,034,530, respectively)(b)	$—	$1,945,438,561
Investments of affiliated issuers, at value (cost $368,029,368 and $2,009,356,401, respectively)	368,029,368	2,051,047,509
Investments in securities lending reinvestment vehicle — affiliated issuer, at value, (cost $0 and $5,522,825, respectively)	—	5,522,825
Purchased options, at value (premium paid $178,629 and $24,800,590, respectively)	56,260	14,999,931
Cash	6,316,335	67,546,641
Foreign currencies, at value (cost $0 and $14,253,597, respectively)	—	14,350,401
Unrealized gain on swap contracts	—	8,264,820
Receivables:
Collateral on certain derivative contracts(c)	46,558,289	37,230,717
Fund shares sold	2,135,000	12,415,724
Due from broker	98,827	—
Deferred offering costs	98,021	—
Reimbursement from investment adviser	48,861	4,112
Dividends and interest	15,861	649,057
Securities lending income	—	5,975
Other assets	—	72,892
Total assets	423,356,822	4,157,549,165

Liabilities:
Unrealized loss on swap contracts	—	4,580,159
Variation margin on futures contracts	27,715	116,543
Variation margin on swaps contracts	—	13,760
Written option contracts, at value (premium received $238,692 and $102,794,617, respectively)	121,355	36,214,492
Payables:
Management fees	82,847	2,134,415
Offering expense	17,565	—
Organization costs	12,000	—
Investments purchased	11,695	8,850,831
Transfer Agency fees	9,140	102,675
Fund shares redeemed	7,325	665,718
Payable upon return of securities loaned	—	5,522,825
Collateral on certain derivative contracts(d)	—	1,250,000
Accrued expenses	148,029	618,656
Total liabilities	437,671	60,070,074

Net Assets:
Paid-in capital	421,147,559	4,123,560,774
Total distributable earnings (loss)	1,771,592	(26,081,683)
NET ASSETS	$422,919,151	$4,097,479,091
Net Assets:
Institutional	$349,554	$6,104,500
Class R6	—	1,054,147,223
Class P	422,569,597	3,037,227,368
Total Net Assets	$422,919,151	$4,097,479,091
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	34,621	572,638
Class R6	—	102,085,741
Class P	41,855,456	294,114,590
Net asset value, offering and redemption price per share:
Institutional	$10.10	$10.66
Class R6	—	10.33
Class P	10.10	10.33

(a)	Consolidated Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having market value of $0 and $5,393,267, respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options	Swaps
Strategic Volatility Premium	$1,493,976	$45,064,313	$—

Tactical Tilt Overlay	8,810,717	3,210,000	25,210,000

(d)	Includes amount segregated for initial margin requirements and/or collateral on options.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Global Managed Beta Fund	Strategic Factor Allocation Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $186,200 and $0, respectively.)	$19,385,563	$—

Dividends — affiliated issuers	10,939,977	384,184

Securities lending income — unaffiliated issuers	9,969	—

Total investment income	30,335,509	384,184

Expenses:

Management fees	5,670,669	14,306,515

Transfer Agency fees(a)	378,045	574,472

Custody, accounting and administrative services	259,762	201,800

Professional fees	137,800	126,599

Printing and mailing costs	41,504	47,777

Registration fees	34,528	52,085

Trustee fees	21,944	22,017

Prime Broker Fees	8,606	27,315

Other	46,121	46,970

Total expenses	6,598,979	15,405,550

Less — expense reductions	(2,795,610)	(2,348,390)

Net expenses	3,803,369	13,057,160

NET INVESTMENT INCOME (LOSS)	26,532,140	(12,672,976)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	33,104,822	88

Investment — affiliated issuers	(24,445)	—

Purchased options	4,452,232	(12,559,708)

Futures contracts	96,704,779	258,494,521

Written options	10,472,575	62,917,486

Swap contracts	511,791	—

Forward foreign currency exchange contracts	(13,054,134)	6,130,721

Foreign currency transactions	5,456	964,133

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	222,560,886	—

Investments — affiliated issuers	133,195,001	—

Purchased options	(8,578,122)	(418,876)

Futures contracts	(11,702,298)	(22,704,955)

Written options	710,610	1,596,154

Swap contracts	(11,718)	—

Forward foreign currency exchange contracts	19,949,145	(2,956,659)

Foreign currency translation	37,904	—

Net realized and unrealized gain	488,334,484	291,462,905

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$514,866,624	$278,789,929

(a)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Global Managed Beta	$378,045	$—	$—
Strategic Factor Allocation	1,675	4	572,793

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Strategic Volatility Premium Fund(a)	Tactical Tilt Overlay Fund(b)
Investment income:

Dividends — unaffiliated issuers	$—	$5,539,385

Dividends — affiliated issuers	15,512	9,680,384

Interest — unaffiliated issuers	—	5,421,359

Securities lending income — unaffiliated issuers	—	329,312

Total investment income	15,512	20,970,440

Expenses:

Management fees	380,163	27,142,405

Professional fees	91,020	212,250

Amortization of offering costs	72,348	—

Custody, accounting and administrative services	37,235	286,808

Transfer Agency fees(c)	22,821	1,046,026

Printing and mailing costs	17,017	58,675

Organization costs	12,000	—

Trustee fees	7,966	24,397

Registration fees	—	61,372

Other	8,000	54,268

Total expenses	648,570	28,886,201

Less — expense reductions	(367,680)	(4,986,445)

Net expenses	280,890	23,899,756

NET INVESTMENT LOSS	(265,378)	(2,929,316)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	—	44,016,432

Investment — affiliated issuers	—	10,906,205

Purchased options	(302,896)	52,883,230

Futures contracts	(381,851)	(47,161,754)

Written options	2,121,888	(4,263,715)

Swap contracts	—	116,634,364

Forward foreign currency exchange contracts	—	(3,561,482)

Foreign currency transactions	—	1,700,671

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	—	51,155,250

Investments — affiliated issuers	—	38,461,039

Purchased options	(122,369)	(36,029,223)

Futures contracts	588,148	6,385,064

Written options	117,337	85,701,122

Swap contracts	—	(8,917,326)

Forward foreign currency exchange contracts	—	1,745,724

Foreign currency translation	—	(466,210)

Net realized and unrealized gain	2,020,257	309,189,391

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,754,879	$306,260,075

(a)	Commenced operations on March 29, 2021.
(b)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(c)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Strategic Volatility Premium	$47	$—	$22,774
Tactical Tilt Overlay	1,245	273,393	771,388

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets

	Global Managed Beta Fund		Strategic Factor Allocation Fund
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income (loss)	$26,532,140	$23,074,510	$(12,672,976)	$2,409,683
Net realized gain	132,173,076	48,102,433	315,947,241	96,548,496
Net change in unrealized gain (loss)	356,161,408	135,723,802	(24,484,336)	55,906,543
Net increase in net assets resulting from operations	514,866,624	206,900,745	278,789,929	154,864,722

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(81,014,178)	(47,547,059)	(353,924)	(106,078)
Class R6 Shares	—	—	(899)	(289)
Class P Shares	—	—	(125,892,465)	(42,652,117)
Total distributions to shareholders	(81,014,178)	(47,547,059)	(126,247,288)	(42,758,484)

From share transactions:
Proceeds from sales of shares	821,037,700	423,801,618	763,180,945	281,731,510
Reinvestment of distributions	81,014,178	47,547,059	126,247,288	42,758,484
Cost of shares redeemed	(666,596,798)	(188,792,678)	(309,213,299)	(388,930,874)
Net increase (decrease) in net assets resulting from share transactions	235,455,080	282,555,999	580,214,934	(64,440,880)
TOTAL INCREASE	669,307,526	441,909,685	732,757,575	47,665,358

Net assets:
Beginning of year	1,593,287,805	1,151,378,120	1,619,054,668	1,571,389,310
End of year	$2,262,595,331	$1,593,287,805	$2,351,812,243	$1,619,054,668

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Volatility Premium Fund(a)	Tactical Tilt Overlay Fund(b)
	For the Period Ended August 31, 2021	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income (loss)	$(265,378)	$(2,929,316)	$26,187,988
Net realized gain (loss)	1,437,141	171,153,951	(16,125,503)
Net change in unrealized gain	583,116	138,035,440	62,561,781
Net increase in net assets resulting from operations	1,754,879	306,260,075	72,624,266

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(88,055)	(88,497)
Class R6 Shares	—	(41,354,663)	(8,832,644)
Class P Shares	—	(113,568,116)	(33,423,852)
Total distributions to shareholders	—	(155,010,834)	(42,344,993)

From share transactions:
Proceeds from sales of shares	429,347,526	1,193,782,805	519,364,648
Reinvestment of distributions	—	155,010,834	42,344,993
Cost of shares redeemed	(8,183,254)	(431,948,453)	(1,493,766,458)
Net increase (decrease) in net assets resulting from share transactions	421,164,272	916,845,186	(932,056,817)
TOTAL INCREASE (DECREASE)	422,919,151	1,068,094,427	(901,777,544)

Net assets:
Beginning of year	—	3,029,384,664	3,931,162,208
End of year	$422,919,151	$4,097,479,091	$3,029,384,664

(a)	Commenced operations on March 29, 2021.
(b)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Managed Beta Fund
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$13.26	$11.86	$12.23	$11.33	$9.84		$9.68

Net investment income(a)	0.21	0.22	0.29	0.25	0.15		0.18

Net realized and unrealized gain (loss)	3.89	1.67	(0.25)	1.00	1.54		0.11

Total from investment operations	4.10	1.89	0.04	1.25	1.69		0.29

Distributions to shareholders from net investment income	(0.18)	(0.38)	(0.29)	(0.14)	(0.20)		(0.11)

Distributions to shareholders from net realized gains	(0.47)	(0.11)	(0.12)	(0.21)	—		(0.02)

Total distributions	(0.65)	(0.49)	(0.41)	(0.35)	(0.20)		(0.13)

Net asset value, end of period	$16.71	$13.26	$11.86	$12.23	$11.33		$9.84

Total return(b)	31.87%	16.13%	0.78%	11.18%	17.43%		3.08%

Net assets, end of period (in 000s)	$2,262,595	$1,593,288	$1,151,378	$1,184,276	$442,071		$144,246

Ratio of net expenses to average net assets(c)	0.20%	0.05%	0.05%	0.07%	0.10	%(d)	0.17%

Ratio of total expenses to average net assets(c)	0.35%	0.37%	0.37%	0.39%	0.42	%(d)	0.48%

Ratio of net investment income to average net assets	1.40%	1.79%	2.49%	2.07%	1.71	%(d)	1.90%

Portfolio turnover rate(e)	29%	45%	56%	18%	44%		37%

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Factor Allocation Fund
	Institutional Shares
	Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.98		$11.06		$11.26	$10.96	$10.34

Net investment income (loss)(a)	(0.08)		0.03		0.11	0.06	— (b)

Net realized and unrealized gain	1.77		1.18		0.30	0.50	0.70

Total from investment operations	1.69		1.21		0.41	0.56	0.70

Distributions to shareholders from net investment income	—		(0.15)		—	(0.01)	— (b)

Distributions to shareholders from net realized gains	(0.91)		(0.14)		(0.61)	(0.25)	(0.08)

Total distributions	(0.91)		(0.29)		(0.61)	(0.26)	(0.08)

Net asset value, end of year	$12.76		$11.98		$11.06	$11.26	$10.96

Total return(c)	15.01%		11.11%		4.15%	5.18%	6.88%

Net assets, end of year (in 000s)	$3,960		$3,013		$5,424	$20,035	$1,459,234

Ratio of net expenses to average net assets	0.69%		0.69%		0.72%	0.71%	0.74%

Ratio of total expenses to average net assets	0.82%		0.82%		0.82%	0.80%	0.84%

Ratio of net investment income (loss) to average net assets	(0.67)%		0.26%		1.05%	0.59%	0.01%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	962%	725%	589%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	There were no long-term transactions for the year ended August 31, 2021 and August 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class R6 Shares
	Year Ended August 31,					Period Ended August 31, 2018(a)
	2021		2020		2019
Per Share Data

Net asset value, beginning of period	$11.87		$10.96		$11.26	$11.10

Net investment income (loss)(b)	(0.08)		0.02		0.12	0.04

Net realized and unrealized gain	1.75		1.19		0.28	0.12

Total from investment operations	1.67		1.21		0.40	0.16

Distributions to shareholders from net investment income	—		(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(0.91)		(0.14)		(0.61)	—

Total distributions	(0.91)		(0.30)		(0.70)	—

Net asset value, end of period	$12.63		$11.87		$10.96	$11.26

Total return(c)	15.08%		11.12%		4.14%	1.44%

Net assets, end of period (in 000s)	$14		$12		$11	$10

Ratio of net expenses to average net assets	0.66%		0.66%		0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.78%		0.80%		0.80%	0.79	%(d)

Ratio of net investment income (loss) to average net assets	(0.64)%		0.15%		1.08%	0.58	%(d)

Portfolio turnover rate(e)	—	%(f)	—	%(f)	962%	725%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2021 and August 31, 2020, respectively.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class P Shares
	Year Ended August 31,					Period Ended August 31, 2018(a)
	2021		2020		2019
Per Share Data

Net asset value, beginning of period	$11.86		$10.96		$11.26	$10.83

Net investment income (loss)(b)	(0.08)		0.02		0.11	0.02

Net realized and unrealized gain	1.75		1.18		0.29	0.41

Total from investment operations	1.67		1.20		0.40	0.43

Distributions to shareholders from net investment income	—		(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(0.91)		(0.14)		(0.61)	—

Total distributions	(0.91)		(0.30)		(0.70)	—

Net asset value, end of period	$12.62		$11.86		$10.96	$11.26

Total return(c)	15.09%		11.03%		4.16%	3.97%

Net assets, end of period (in 000s)	$2,347,839		$1,616,030		$1,565,955	$2,467,490

Ratio of net expenses to average net assets	0.68%		0.68%		0.71%	0.71	%(d)

Ratio of total expenses to average net assets	0.81%		0.82%		0.82%	0.80	%(d)

Ratio of net investment income (loss) to average net assets	(0.66)%		0.15%		1.07%	0.40	%(d)

Portfolio turnover rate(e)	—	%(f)	—	%(f)	962%	725%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2021 and August 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Volatility Premium Fund
	Institutional Shares
	Period Ended August 31, 2021(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.02)

Net realized and unrealized gain	0.12

Total from investment operations	0.10

Net asset value, end of period	$10.10

Total return(c)	1.00%

Net assets, end of period (in 000s)	$350

Ratio of net expenses to average net assets	0.38	%(d)

Ratio of total expenses to average net assets	0.91	%(d)

Ratio of net investment loss to average net assets	(0.36	)%(d)

Portfolio turnover rate(e)	—	%(f)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the period ended August 31, 2021.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Volatility Premium Fund
	Class P Shares
	Period Ended August 31, 2021(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.01)

Net realized and unrealized gain	0.11

Total from investment operations	0.10

Net asset value, end of period	$10.10

Total return(c)	1.00%

Net assets, end of period (in 000s)	$422,570

Ratio of net expenses to average net assets	0.37	%(d)

Ratio of total expenses to average net assets	0.79	%(d)

Ratio of net investment loss to average net assets	(0.35	)%(d)

Portfolio turnover rate(e)	—	%(f)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.20	$9.94	$9.87	$9.73	$9.83		$10.40

Net investment income (loss)(a)	(0.02)	0.11	0.22	0.12	0.09		0.11

Net realized and unrealized gain (loss)	0.95	0.26	(0.15)	0.11	(0.01)		(0.22)

Total from investment operations	0.93	0.37	0.07	0.23	0.08		(0.11)

Distributions to shareholders from net investment income	(0.47)	(0.11)	—	(0.09)	(0.18)		(0.46)

Net asset value, end of period	$10.66	$10.20	$9.94	$9.87	$9.73		$9.83

Total return(b)	9.43%	3.72%	0.71%	2.39%	0.82%		(0.96)%

Net assets, end of period (in 000s)	$6,105	$1,681	$25,673	$23,583	$5,242,928		$5,214,846

Ratio of net expenses to average net assets(c)	0.69%	0.73%	0.74%	0.69%	0.62	%(d)	0.59%

Ratio of total expenses to average net assets(c)	0.78%	0.78%	0.79%	0.76%	0.75	%(d)	0.77%

Ratio of net investment income (loss) to average net assets	(0.15)%	1.08%	2.17%	1.20%	1.10	%(d)	1.15%

Portfolio turnover rate(e)	60%	70%	46%	41%	28%		48%

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$9.91	$9.67	$9.87	$9.81

Net investment income (loss)(b)	(0.01)	0.07	0.26	0.11

Net realized and unrealized gain (loss)	0.92	0.28	(0.20)	(0.05)

Total from investment operations	0.91	0.35	0.06	0.06

Distributions to shareholders from net investment income	(0.49)	(0.11)	(0.26)	—

Net asset value, end of period	$10.33	$9.91	$9.67	$9.87

Total return(c)	9.48%	3.80%	0.58%	0.61%

Net assets, end of period (in 000s)	$1,054,147	$736,643	$714,633	$343,370

Ratio of net expenses to average net assets(d)	0.69%	0.72%	0.73%	0.69	%(e)

Ratio of total expenses to average net assets(d)	0.77%	0.78%	0.78%	0.76	%(e)

Ratio of net investment income (loss) to average net assets	(0.09)%	0.73%	2.65%	1.77	%(e)

Portfolio turnover rate(f)	60%	70%	46%	41%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class P Shares
	Year Ended August 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$9.91	$9.66	$9.87	$9.76

Net investment income (loss)(b)	(0.01)	0.08	0.20	0.14

Net realized and unrealized gain (loss)	0.92	0.28	(0.15)	(0.03)

Total from investment operations	0.91	0.36	0.05	0.11

Distributions to shareholders from net investment income	(0.49)	(0.11)	(0.26)	—

Net asset value, end of period	$10.33	$9.91	$9.66	$9.87

Total return(c)	9.47%	3.79%	0.59%	1.13%

Net assets, end of period (in 000s)	$3,037,227	$2,291,061	$3,190,855	$4,045,246

Ratio of net expenses to average net assets(d)	0.69%	0.72%	0.72%	0.71	%(e)

Ratio of total expenses to average net assets(d)	0.77%	0.78%	0.78%	0.77	%(e)

Ratio of net investment income (loss) to average net assets	(0.08)%	0.78%	2.07%	3.80	%(e)

Portfolio turnover rate(f)	60%	70%	46%	41%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Managed Beta	Institutional	Diversified
Strategic Factor Allocation	Institutional, R6 and P	Diversified
Strategic Volatility Premium*	Institutional and P	Diversified
Tactical Tilt Overlay	Institutional, R6 and P	Diversified

*	Commenced operations on March 29, 2021.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds pursuant to management agreements (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, LLC. (the “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Tactical Tilt Overlay Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2021, the Fund’s net assets were $4,097,479,091, of which, $485,315,332, or 11.8%, represented the Subsidiary’s net assets.

B.  Investment Valuation — Each Fund’s valuation policies are to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. For the Global Managed Beta Fund, these reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statement of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying

73

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses for Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E.  Expenses for Global Managed Beta Fund — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Strategic Volatility Premium Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Strategic Volatility Premium Fund were expensed on the first day of operations.

G.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Tactical Tilt Overlay Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations and Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or: liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the fund investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares

75

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

will correspondingly fluctuate in value. Underlying funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules and Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

76

GOLDMAN SACHS ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

77

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of each Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2021:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$922	$—	$—

Asia	636,694	17,871,667	—

Australia and Oceania	49,932	4,561,932	—

Europe	5,531,957	42,934,660	—

North America	161,071,479	27,902	—

South America	—	63,140	—

Exchange Traded Funds	1,749,974,524	—	—

Investment Company	191,755,643	—	—

Securities Lending Reinvestment Vehicle	961,050	—	—

Total	$2,109,982,201	$65,459,301	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$10,528,231	$—

Futures Contracts(b)	10,301,556	—	—

Purchased Option Contracts	14,786,412	—	—

Total	$25,087,968	$10,528,231	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,295,232)	$—

Futures Contracts(b)	(2,795,643)	—	—

Total Return Swap Contracts(b)	—	(11,718)	—

Written Option Contracts	(1,580,963)	—	—

Total	$(4,376,606)	$(1,306,950)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

78

GOLDMAN SACHS ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$1,729,160,031	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,286,459	$—

Futures Contracts(a)	37,441,138	—	—

Purchased Option Contracts	310,481		—

Total	$37,751,619	$1,286,459	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,714,993)	$—

Futures Contracts(a)	(131,828)	—	—

Written Option Contracts	(1,743,679)		—

Total	$(1,875,507)	$(1,714,993)	$—

STRATEGIC VOLATILITY PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$368,029,368	$—	$—

Derivative Type

Assets

Futures Contracts(a)	$588,148	$—	$—

Purchased Option Contracts	56,260	—	—

Total	$644,408	$—	$—

Liabilities

Written Option Contracts	$(121,355)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

79

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$4,994,622	$—

U.S. Treasury Obligations	93,988,651	—	—

Exchange Traded Funds	216,405,988	—	—

Investment Companies	2,051,047,509	—	—

Short-term Investments	—	1,630,049,300	—

Securities Lending Reinvestment Vehicle	5,522,825	—	—

Total	$2,366,964,973	$1,635,043,922	$—

Derivative Type

Assets

Futures Contracts(a)	$294,898	$—	$—

Total Return Swap Contracts(a)	—	8,264,820	—

Purchased Option Contracts	—	14,999,931	—

Total	$294,898	$23,264,751	$—

Liabilities

Futures Contracts(a)	$(5,620,061)	$—	$—

Total Return Swap Contracts(a)	—	(4,580,159)	—

Written Option Contracts	—	(36,214,492)	—

Total	$(5,620,061)	$(40,794,651)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules and Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2021. These instruments were used as part of a Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

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4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of a Fund’s net exposure.

Global Managed Beta
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$10,301,556	(a)	Variation margin on futures contracts; Payable for unrealized loss on swap contracts; Written options, at value	$(4,388,324)	(a)(b)
Interest rate	Purchased options, at value	14,786,412		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	10,528,231		Payable for unrealized loss on forward foreign currency exchange contracts	(1,295,232)
Total		$35,616,199			$(5,683,556)

Strategic Factor Allocation
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Purchased options, at value	$36,376,939	(a)	Written options, at value	$(626,143)
Interest rate	Variation margin on futures contracts	1,374,680	(a)	Variation margin on futures contracts; Written options, at value	(1,249,364)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,286,459		Payable for unrealized loss on forward foreign currency exchange contracts	(1,714,993)
Total		$39,038,078			$(3,590,500)

Strategic Volatility Premium
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Purchased options, at value	$83,538		Written options, at value	$(121,355)
Interest rate	Variation margin on futures contracts	560,870	(a)	—	—
Total		$644,408			$(121,355)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $11,718 for the Global Managed Beta Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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Notes to Financial Statements (continued)

August 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Tactical Tilt Overlay
Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Receivable for unrealized gain on swap contracts; Purchased options, at value	$18,767,272	(a)	Variation margin on futures contracts; Payable for unrealized loss on swap contracts; Written options, at value	$(21,836,020)	(a)(b)
Interest rate	Variation margin on futures contracts; Purchased options, at value	812,680	(a)	Variation margin on futures contracts; Written options, at value	(24,578,692)	(a)
Currency	Purchased options, at value	3,979,697		—	—
Total		$23,559,649			$(46,414,712)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $4,580,159 for Tactical Tilt Overlay Fund which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, each Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements and Consolidated Statement of Operations:

Global Managed Beta
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$102,910,665	$(11,003,406)
Interest rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on purchased options	9,230,712	(8,578,122)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(13,054,134)	19,949,145
Total		$99,087,243	$ 367,617

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Factor Allocation
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$324,814,260	$(25,520,477)
Interest rate	Net realized gain (loss) from futures contracts and written options /Net change in unrealized gain (loss) on futures contracts and written options	(15,961,961)	3,992,800
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	6,130,721	(2,956,659)
Total		$314,983,020	$(24,484,336)

Strategic Volatility Premium
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$1,606,294	$22,246
Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	(169,153)	560,870
Total		$1,437,141	$583,116

Tactical Tilt Overlay
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	$130,795,006	$61,777,503
Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	8,303,786	(15,109,353)
Commodity	Net realized gain (loss) from futures contracts	(21,046,751)	—
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options and written options /Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options and written options	(3,521,398)	2,217,211
Total		$114,530,643	$48,885,361

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Notes to Financial Statements (continued)

August 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended August 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Global Managed Beta	1,977	$385,009,309	$23,129,494	9,225,385	$—	49,365	$—
Strategic Factor Allocation	8,027	570,765,324	—	886,800	—	3,017,638	—
Strategic Volatility Premium	1,034	—	—	74,517	—	83,050	—
Tactical Tilt Overlay	8,690	116,616,462	494,796,068	218,612,732	182,987,500	38,536,214	294,997,500

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended August 31, 2021.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Tactical Tilt Overlay Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2021:

Tactical Tilt Overlay Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Total	Options Written	Swaps	Total
Barclays Bank PLC	$742,926	$5,599,171	$6,342,097	$(5,246,678)	$(447,238)	$(5,693,916)	$648,181	$—	$648,181
BNP Paribas SA	1,442,910	—	1,442,910	(513,551)	—	(513,551)	929,359	—	929,359
BofA Securities LLC	2,040,156	—	2,040,156	(13,800,294)	—	(13,800,294)	(11,760,138)	11,760,138	—
Citibank NA	3,150,988	—	3,150,988	(1,140,375)	—	(1,140,375)	2,010,613	(1,250,000)	760,613
J.P. Morgan Securities LLC	—	—	—	—	(4,132,921)	(4,132,921)	(4,132,921)	3,930,000	(202,921)
MS & Co. Int. PLC	7,622,951	2,665,649	10,288,600	(15,513,594)	—	(15,513,594)	(5,224,994)	5,224,994	—

Total	$14,999,931	$8,264,820	$23,264,751	$(36,214,492)	$(4,580,159)	$(40,794,651)	$(17,529,900)	$19,665,132	$2,135,232

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages each Fund subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.

For the fiscal year ended August 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Net Management Fee Rate*^
Fund	First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Managed Beta	0.30%	0.30%	0.30%	0.30%	0.30%	0.15%
Strategic Factor Allocation	0.75%	0.68%	0.64%	0.62%	0.75%	0.63%
Strategic Volatility Premium	0.50%	0.45%	0.43%	0.42%	0.50%	0.28%
Tactical Tilt Overlay	0.75%	0.68%	0.64%	0.62%	0.72%	0.64	%(a)

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least December 29, 2021 (with respect to the Strategic Volatility Premium Fund, through at least March 28, 2022). Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.40% as an annual percentage rate of the Strategic Volatility Premium Fund’s average daily net assets. This arrangement will remain in effect at least through March 28, 2022.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). The Tactical Tilt Overlay Fund invests in each of the Goldman Sachs Energy Infrastructure Fund, Goldman Sachs

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Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

High Yield Floating Rate Fund and the Goldman Sachs MLP Energy Infrastructure Fund, and the Global Managed Beta Fund invests in each of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and the Goldman Sachs MarketBeta US Equity ETF, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2021, GSAM waived $1,190,473, $2,348,390, $94,723 and $2,017,081 of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds’ management fees, respectively.

GSAM had previously agreed to waive all management fees payable by the Global Managed Beta Fund, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. This arrangement terminated on December 29, 2020. For the fiscal year ended August 31, 2021, GSAM waived $1,605,136 of the Global Managed Beta Fund’s management fees.

GSAM also provides management services to the Tactical Tilt Overlay Fund’s Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Tactical Tilt Overlay Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended August 31, 2021, GSAM waived $2,905,822 of the Tactical Tilt Overlay Fund’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares for the Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund, 0.02% of the average daily net assets of Institutional Shares for the Global Managed Beta Fund and 0.03% of the average daily net assets of Class R6 Shares and Class P Shares for the Tactical Tilt Overlay Fund and Strategic Factor Allocation Fund and 0.03% of the average daily net assets of Class P Shares for the Strategic Volatility Premium Fund.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds are 0.204%, 0.164%, 0.064% and 0.164%, respectively. These Other Expense limitations will remain in place through at least December 29, 2021 for the Global Managed Beta, Strategic Factor Allocation and Tactical Tilt Overlay Funds, and through at least March 28, 2022 for the Strategic Volatility Premium Fund, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS ALLOCATION FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Global Managed Beta	$2,795,610	$—	$2,795,610
Strategic Factor Allocation	2,348,390	—	2,348,390
Strategic Volatility Premium	170,755	196,925	367,680
Tactical Tilt Overlay	4,922,904	63,541	4,986,445

D.  Line of Credit Facility — As of August 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2021, Goldman Sachs earned $51,589, in brokerage commissions from fund transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Tactical Tilt Overlay Fund.

As of August 31, 2021, the following Portfolio was the beneficial owner of 5% or more of total outstanding shares of the following Fund:

Portfolio	Goldman Sachs Tactical Tilt Overlay Fund
Goldman Sachs Tax-Advantaged Global Equity Portfolio	9%

As of August 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Institutional	Class R6
Strategic Factor Allocation	—%	100%
Strategic Volatility Premium	14	—

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GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2021:

Global Managed Beta
Underlying Funds	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$19,128,445	$6,730,268	$—	$—	$3,505,335	$29,364,048	749,848	$399,209
Goldman Sachs Financial Square Government Fund — Institutional Shares	122,254,978	922,278,588	(852,777,923)	—	—	191,755,643	191,755,643	37,229
Goldman Sachs MarketBeta International Equity ETF	240,516,709	35,928,660	(15,072,253)	(24,445)	55,359,407	316,708,078	5,479,625	6,653,480
Goldman Sachs MarketBeta U.S. Equity ETF	251,351,804	—	—	—	74,330,259	325,682,063	5,162,182	3,850,059

Total	$633,251,936	$964,937,516	$(867,850,176)	$(24,445)	$133,195,001	$863,509,832		$10,939,977

Strategic Factor Allocation
Underlying Funds	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,268,839,085	$5,719,983,165	$(5,259,662,219)	$1,729,160,031	1,729,160,031	$384,184

Strategic Volatility Premium
Underlying Funds	Beginning Value as of March 29, 2021*	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$585,153,668	$(217,124,300)	$368,029,368	368,029,368	$15,512

*	The Fund commenced operations on March 29, 2021.

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GOLDMAN SACHS ALLOCATION FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tactical Tilt Overlay
Underlying Funds	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$984,873,567	$3,027,519,435	$(2,161,658,194)	$—	$—	$1,850,734,808	1,850,734,808	$345,100
Goldman Sachs High Yield Floating Rate Fund — Class R6	—	103,813,054	—	—	1,091,464	104,904,518	11,207,748	2,536,161
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	49,912,135	3,203,828	(58,900,000)	7,094,966	17,763,527	19,074,456	825,734	3,203,829
Goldman Sachs Energy Infrastructure Fund — Class R6	53,372,145	21,544,295	(22,000,000)	3,811,239	19,606,048	76,333,727	8,216,763	3,595,294

Total	$1,088,157,847	$3,156,080,612	$(2,242,558,194)	$10,906,205	38,461,039	$2,051,047,509		$9,680,384

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Global Managed Beta	$659,493,220	$483,287,993
Tactical Tilt Overlay	310,539,089	244,666,831

For the fiscal year ended August 31, 2021, there were no purchases and proceeds from sales and maturities of long-term securities for the Strategic Factor Allocation and Strategic Volatility Premium Funds.

7. SECURITIES LENDING

The Global Managed Beta Fund and Tactical Tilt Overlay Fund may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement and/or Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

August 31, 2021

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statement and Consolidated Statement of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Fund’s for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statement and Consolidated Statement of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2021.

Fund	Beginning Value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2021
Global Managed Beta	$—	$291,211,465	$(290,250,415)	$961,050
Tactical Tilt Overlay	$28,879,834	913,297,898	(936,654,907)	5,522,825

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Distribution paid from:
Ordinary income	$51,809,640	$39,852,191	$—	$155,010,834
Net long-term capital gains	29,204,538	86,395,097	—	—
Total taxable distributions	$81,014,178	$126,247,288	$—	$155,010,834

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8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Tactical Tilt Overlay
Distributions paid from:
Ordinary income	$38,921,480	$36,505,463	$42,344,993
Net long-term capital gains	8,625,579	6,253,021	—
Total taxable distributions	$47,547,059	$42,758,484	$42,344,993

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Undistributed ordinary income — net	$86,576,786	$106,376,414	$559,438	$81,285,629
Undistributed long-term capital gains	60,808,183	172,400,414	1,212,154	—
Total undistributed earnings	$147,384,969	$278,776,828	$1,771,592	$81,285,629
Capital loss carryforwards:
Perpetual Long-Term	—	—	—	(20,953,789)
Perpetual Short-Term	—	—	—	(205,650,629)
Total capital loss carryforwards	$—	$—	$—	$(226,604,418)
Timing differences (Straddle Loss Deferral)	$(12,327,164)	$—	$—	$(31,702,381)
Unrealized gains (losses) — net	573,735,271	—	—	150,939,487
Total accumulated earnings (losses) net	$708,793,076	$278,776,828	$1,771,592	$(26,081,683)

As of August 31, 2021, the Funds aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Tax Cost	$1,633,845,666	$1,767,636,945	$368,791,113	$3,930,956,061
Gross unrealized gain	576,792,503	788,062	122,369	150,983,068
Gross unrealized loss	(3,057,232)	(788,062)	(122,369)	(43,581)
Net unrealized gains (losses)	$573,735,271	$—	$—	$150,939,487

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, options contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of swap transactions, partnership investments, and passive foreign investment company investments.

The Strategic Volatility Premium Fund reclassed $16,713 from paid in capital to distributable earnings for the period ending August 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

The Tactical Tilt Overlay Fund reclassed $10,915,292 from paid in capital to distributable earnings for the year ending August 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Tactical Tilt Overlay Fund and result primarily from eliminating entries related to the Subsidiary.

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Notes to Financial Statements (continued)

August 31, 2021

8. TAX INFORMATION (continued)

GSAM has reviewed each Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in each Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund or a bank or other financial institution that has entered into a repurchase agreement with a Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Derivatives Risk – A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — Each Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration,

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9. OTHER RISKS (continued)

settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — Each Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, a Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, each Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by a Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. A Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an

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Notes to Financial Statements (continued)

August 31, 2021

9. OTHER RISKS (continued)

increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund or an Underlying Fund are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s or an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or an Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), a Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then a Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

Tax Risk — The Tactical Tilt Overlay Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Tactical Tilt Overlay Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Tactical Tilt Overlay Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income

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9. OTHER RISKS (continued)

inclusion or (B) such inclusion is derived with respect to the Tactical Tilt Overlay Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Tactical Tilt Overlay Fund has limited its investments in commodity index-linked structured notes. The Tactical Tilt Overlay Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Tactical Tilt Overlay Fund’s income from such investments was not “qualifying income,” in which case the Tactical Tilt Overlay Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Tactical Tilt Overlay Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Tactical Tilt Overlay Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements and Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Managed Beta Fund
	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	54,237,188	$821,037,700	34,576,181	$423,801,618
Reinvestment of distributions	5,764,208	81,014,178	3,777,434	47,547,059
Shares redeemed	(44,743,393)	(666,596,798)	(15,286,879)	(188,792,678)

NET INCREASE	15,258,003	$235,455,080	$23,066,736	$282,555,999

	Strategic Factor Allocation Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	187,646	$2,253,911	64,498	$728,383
Reinvestment of distributions	31,128	353,924	9,508	106,078
Shares redeemed	(159,843)	(1,888,077)	(312,978)	(3,410,091)
	58,931	719,758	(238,972)	(2,575,630)
Class R6 Shares
Reinvestment of distributions	80	899	26	289
	80	899	26	289
Class P Shares
Shares sold	64,661,223	760,927,034	25,293,706	281,003,127
Reinvestment of distributions	11,190,441	125,892,465	3,863,546	42,652,117
Shares redeemed	(26,073,017)	(307,325,222)	(35,803,475)	(385,520,783)
	49,778,647	579,494,277	(6,646,223)	(61,865,539)

NET INCREASE (DECREASE)	49,837,658	$580,214,934	(6,885,169)	$(64,440,880)

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GOLDMAN SACHS ALLOCATION FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Volatility Premium Fund

	For the Period Ended August 31, 2021(a)

	Shares	Dollars

Institutional Shares
Shares sold	34,622	$347,110
Shares redeemed	(1)	(10)
	34,621	347,100
Class P Shares
Shares sold	42,669,960	429,000,416
Shares redeemed	(814,504)	(8,183,244)
	41,855,456	420,817,172

NET INCREASE	41,890,077	$421,164,272

(a)	Commenced operations on March 29, 2021.

	Tactical Tilt Overlay Fund

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	550,145	$5,746,917	77,802	$781,025
Reinvestment of distributions	8,823	88,055	8,903	88,497
Shares redeemed	(151,058)	(1,550,598)	(2,504,302)	(24,669,565)
	407,910	4,284,374	(2,417,597)	(23,800,043)
Class R6 Shares
Shares sold	28,297,761	284,154,037	13,977,972	136,094,944
Reinvestment of distributions	4,276,594	41,354,663	915,300	8,832,644
Shares redeemed	(4,820,051)	(48,576,023)	(14,500,809)	(135,252,936)
	27,754,304	276,932,677	392,463	9,674,652
Class P Shares
Shares sold	89,171,451	903,881,851	39,399,977	382,488,679
Reinvestment of distributions	11,744,376	113,568,116	3,463,612	33,423,852
Shares redeemed	(37,989,658)	(381,821,832)	(141,859,318)	(1,333,843,957)
	62,926,169	635,628,135	(98,995,729)	(917,931,426)

NET INCREASE (DECREASE)	91,088,383	$916,845,186	(101,020,863)	$(932,056,817)

97

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Volatility Premium Fund, and Goldman Sachs Tactical Tilt Overlay Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, and Goldman Sachs Tactical Tilt Overlay Fund	For the year ended August 31, 2021	For the two years ended August 31, 2021	For each of the periods indicated therein
Goldman Sachs Strategic Volatility Premium Fund	For the period March 29, 2021 (commencement of operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended August 31, 2021 (Unaudited)

As a shareholder of Institutional, Class R6 and Class P Shares of the Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class R6 and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021, through August 31, 2021, which represents a period of 184 days in a 365-day year. The Strategic Volatility Premium Fund example is based on the period from March 29, 2021 through August 31, 2021, which represents a period of 154 days out of 365 days. The Strategic Volatility Premium Fund example for hypothetical expenses reflects projected activity for the period from March 1, 2021 through August 31, 2021 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Managed Beta Fund				Strategic Factor Allocation Fund				Strategic Volatility Premium Fund(a)				Tactical Tilt Overlay Fund
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Ending Account Value 8/31/21
Institutional
Actual	$1,000.00	$1,140.60		$1.56	$1,000.00	1,115.40		$3.68	$1,000.00	$1,010.00		$1.62	$1,000.00	$1,033.90		$3.49
Hypothetical 5% return	1,000.00	1,023.74	+	1.48	1,000.00	1,021.73	+	3.52	1,000.00	1,019.62	+	1.63	1,000.00	1,021.78	+	3.47
Class R6
Actual	—	—		—	1,000.00	1,115.70		3.52	—	—		—	1,000.00	1,035.10		3.44
Hypothetical 5% return	—	—		—	1,000.00	1,021.88	+	3.36	—	—		—	1,000.00	1,021.73	+	3.41
Class P
Actual	—	—		—	1,000.00	1,115.80		3.63	1,000.00	1,010.10		1.58	1,000.00	1,035.10		3.44
Hypothetical 5% return	—	—		—	1,000.00	1,021.78	+	3.47	1,000.00	1,019.66	+	1.59	1,000.00	1,021.83	+	3.41

*	Expenses are calculated using the Fund’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on Fund’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

Fund	Institutional	Class R6	Class P
Global Managed Beta	0.29%	—%	—%
Strategic Factor Allocation	0.69	0.66	0.68
Strategic Volatility Premium(a)	0.38	—	0.37
Tactical Tilt Overlay	0.68	0.67	0.67

(a)	Commenced operations on March 29, 2021.

99

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, and Goldman Sachs Tactical Tilt Overlay Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement was considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which the Tactical Tilt Overlay Fund invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services, as applicable;
(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and/or the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution, as applicable;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds, the Underlying Funds, and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds, the Underlying Funds, and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Underlying Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ and the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Strategic Factor Allocation Fund, they noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Global Managed Beta Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2020, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2021. They noted that the Global Managed Beta Fund had experienced certain portfolio management changes in early 2021. The Trustees observed that the Strategic Factor Allocation Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods ended December 31, 2020, and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2021. They considered that the Strategic Factor Allocation Fund had experienced certain portfolio management changes in 2020 and early 2021. The Trustees observed that the Tactical Tilt Overlay Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2020, and had outperformed its LIBOR-based benchmark index by 16.77%, 2.90%, and 2.69%, respectively, for the one-, three-, and five-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (in the case of the Strategic Factor Allocation Fund and Tactical Tilt Overlay Fund) breakpoints, to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Funds and the Underlying Funds. With respect to the Tactical Tilt Overlay Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. For the Strategic Factor Allocation Fund and Tactical Tilt Overlay Fund, the Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Fund:

	Strategic Factor Allocation Fund	Tactical Tilt Overlay Fund

First $2 billion	0.75%	0.75%

Next $3 billion	0.68	0.68

Next $3 billion	0.64	0.64

Over $8 billion	0.62	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints for the Strategic Factor Allocation Fund and Tactical Tilt Overlay Fund represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also considered the services provided to the Tactical Tilt Overlay Fund under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level. They also noted that the Investment Adviser had passed along savings to shareholders of the Tactical Tilt Overlay Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to Global Managed Beta Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds and certain Underlying Funds; (c) in the case of Global Managed Beta Fund and Tactical Tilt Overlay Fund, research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds and certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds or Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) in the case of Strategic Factor

103

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Allocation Fund, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the each Fund’s and certain Underlying Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds and the Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ and the Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds and/or the Underlying Funds (as applicable) receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds and the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Strategic Factor Allocation Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

104

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Background

The Goldman Sachs Strategic Volatility Premium Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on March 28, 2021. At a meeting held on February 10, 2021 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive and/or reimburse the Fund’s expenses (with certain customary exceptions, such as taxes, brokerage fees, and extraordinary expenses); and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

105

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	0.50%

Next $3 billion	0.45

Next $3 billion	0.43

Over $8 billion	0.42

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser ; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment by the Fund of cash and cash collateral in the Investment Adviser managed money market funds that will result in increased assets under management for those money market funds; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

107

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

108

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Allocation Funds — Tax Information (Unaudited)

For the year ended August 31, 2021, 14.54%, and 0.98% of the dividends paid from net investment company taxable income by the Global Managed Beta, and Tactical Tilt Overlay Funds qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2021, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.0921 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 21.77%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0091.

For the year ended August 31, 2021, the Global Managed Beta and Tactical Tilt Overlay Funds designate 37.99%, and 0.66%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta and Strategic Factor Allocation Funds designate $29,204,538 and $86,395,097, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2021.

During the year ended August 31, 2021, the Global Managed Beta and Strategic Factor Allocation Funds designate $29,425,368 and $39,852,191 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

109

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2021 Goldman Sachs. All rights reserved. 256205-OTU-1495636 ALLOCATEAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,544	$3,807,235	Financial Statement audits.

Audit-Related Fees:

• PwC	$571,408	$247,647	Other attest services.

Tax Fees:

• PwC	$0	$290,614	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2021 and August 31, 2020 were approximately 571,408 and $538,261 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 4, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	November 4, 2021